Preliminary Offering Circular dated May 4, 2018

An offering statement pursuant to Regulation A relating to these securities has been filed with the Securities and Exchange Commission. Information contained in this Preliminary Offering Circular is subject to completion or amendment. These securities may not be sold nor may offers to buy be accepted before the offering statement filed with the Commission is qualified. This Preliminary Offering Circular shall not constitute an offer to sell or the solicitation of an offer to buy nor may there be any sales of these securities in any state in which such offer, solicitation or sale would be unlawful before registration or qualification under the laws of any such state. We may elect to satisfy our obligation to deliver a Final Offering Circular by sending you a notice within two business days after the completion of our sale to you that contains the URL where the Final Offering Circular or the offering statement in which such Final Offering Circular was filed may be obtained.

OFFERING CIRCULAR
Multi-Housing Income REIT, Inc.


Sponsored by Casoro Capital Partners, LLC
Up to $50,000,000 in Shares of Common
Stock

       Multi-Housing Income REIT, Inc. (the "REIT," the "Company" also referred to by "we," "us," and "our") is a Maryland corporation, recently formed to invest in real property. We expect to use substantially all of the net proceeds from this offering to acquire a diversified portfolio of (primarily) multi-housing properties. Our investment strategies center on multi-housing within the continental U.S. in the areas of student housing, multi-housing, conventional apartments, and senior living (both existing and new development projects). We seek to leverage our current financial expertise and operational experience in acquiring and repositioning multi-housing properties with upside potential. We plan to acquire assets for both income and capital gains.
       We may also invest, to a limited extent, in other real estate related assets. We plan to diversify our portfolio's investment risk with the goal of attaining a portfolio of real estate assets that provides attractive cash yields to our shareholders with the potential for capital appreciation. We intend to qualify as a real estate investment trust, or REIT, for U.S. federal income tax purposes beginning with our taxable year ending December 31, 2018.
       We will be externally managed and advised by Casoro Investment Advisory Firm, LLC, a Texas limited liability company, (our "Manager"), which is an affiliate of Casoro Capital Partners, LLC, a Texas limited liability company (our "Sponsor").1 Our Sponsor is a real estate investment firm that creates discretionary funds that are suitable, attractive, and efficient for high net worth individuals, family offices, and institutions. It is affiliated with the PPA Group, LLC, an experienced real estate investment firm. The principals of the Sponsor and the Manager are Monte K. Lee-Wen and Yuen Yung (together, the "Principals"). Our sponsor is also the sponsor of a private real estate fund, the Casoro Capital Real Estate Fund I, LP (the "Fund").
       We are offering a maximum of up to $50,000,000 in shares of our common stock on a "best efforts maximum" basis. We expect to offer common shares in this offering until we raise the maximum amount being offered, unless terminated by our Manager at an earlier time. Because this is a "best efforts maximum" offering, we are only required to use our best efforts to sell shares of our common stock. We are offering up to $50,000,000 in shares of common stock in our offering at $10 per share for the first 12 months of this offering. We set our initial offering price at $10.00 per share, which will be the purchase price of our shares until twelve months from the commencement of this offering. Thereafter, the per share purchase price will be adjusted every fiscal quarter and, as of January 1st, April 1st, July 1st and October 1st of each year, will be equal to the greater of (i) $10.00 per share or (ii) the sum of our NAV divided by the number of shares outstanding as of the close of business on the last business day of the prior fiscal quarter. The minimum

1 Casoro Capital Partners, LLC is wholly owned by its parent, Casoro Capital, LLC, a Texas limited liability company owned by the Principals of the Sponsor and Manager.



investment amount for initial purchases of shares of our common stock is 200 shares, or $2,000 based on the initial offering price per share. We intend to permit investors to purchase additional shares in increments of, at minimum, 10 shares or $100, each month subsequent to the initial investment. Additional share purchases are of shares included in this offering. The minimum amount of capital we will raise prior to beginning operations is $3,000,000. In compliance with Rule 251(d)(3)(F) of Regulation A promulgated under the Securities Act of 1933, as amended, we generally intend to hold the offering open for two (2) years from the commencement of operations, although the Company may engage in follow-on offerings, and the Company may terminate this offering at any time. We do intend to place the funds into a segregated account up to $3,000,000 that will be held in escrow by our intended transfer and escrow agent, Prime Trust, LLC. After the close of this offer, we intend to subsequently commence new share offerings annually.
We have adopted a shareholder redemption plan designed to provide our shareholders with limited liquidity on an annual basis for their investment in shares of our common stock. See "Shareholder Redemption Plan."
       Shares of our common stock will be subject to the ownership and transfer limitations in our charter which are intended to assist us in qualifying and maintaining our qualification as a REIT, including, subject to certain exceptions, a 9.8% ownership limit. See "Description of Capital Stock and Certain Provisions of Maryland Law, our Charter and Bylaws-Restrictions on Ownership of Shares."
We intend to distribute our shares primarily through our website at www.upsideavenue.com.

       This offering is intended to qualify as a "Tier 2" offering pursuant to Regulation A promulgated under the Securities Act of 1933, as amended, or the Securities Act. In preparing this offering circular, we have elected to comply with the applicable disclosure requirements of Form S-11 under the Securities Act.



Per Share	Total
Minimum
Raise


Total
Maximum Raise



Public Offering Price(1)	$	10.00	$3,000,000	$50,000,000.00
Selling Commissions(2)	$	-	?	$	-
Proceeds to Us from this Offering to the$	10.00
	$3,000,000
	$50,000,000.00 Public
(Before Expenses)(3)

       Generally, no sale may be made to you in this offering if the aggregate purchase price you pay is more than 10% of the greater of your annual income or net worth. However, different rules apply to accredited investors and non- natural persons. Before making any representation that your investment does not exceed applicable thresholds, we encourage you to review Rule 251(d)(2)(i)(C) of Regulation A. For general information on investing, we encourage you to refer to www.investor.gov.
       Investing in shares of our common stock is speculative and involves substantial risks. You should purchase these securities only if you can afford a complete loss of your investment. See "Risk Factors" beginning on page 21 to read about the more significant risks you should consider before buying shares of our common stock. These risks include the following:

*	 We depend on our Manager to select our investments and
conduct our operations. We will pay fees and expenses to our Manager and its affiliates that were not determined through the benefit of arm's length negotiations of the type normally conducted between unrelated parties. These fees increase your risk of loss.

*	 We have limited operating history. Our prior performance,
and the prior performance of the funds and other entities affiliated with our Sponsor may not predict our future results. Therefore, there is no assurance that we will achieve our investment objectives.

*	 This is a "blind pool" offering because our Manager has not yet identified any investments to acquire with the net proceeds of this offering. Furthermore, you will not be able to evaluate our future investments prior to purchasing shares.



*	 Real estate investments are subject to general downturns in the industry as well as downturns in specific geographic areas. We cannot predict what the occupancy level will be at a particular property. We also cannot predict the future value of our properties or the completion of any project in which we invest. Accordingly, we cannot guarantee that you will receive cash dividends or appreciation of your investment.

*	 This offering is being made pursuant to recently adopted
rules and regulations under Regulation A of the Securities
Act. The legal and compliance requirements of these rules and regulations, including ongoing reporting requirements related thereto, are relatively untested.

*	 Our Sponsor's executive officers and key real estate
professionals are also officers, directors, managers and/or key professionals of our Sponsor and its affiliates. As a result, they will face conflicts of interest, including time constraints, allocation of investment opportunities, and significant conflicts created by our Manager's compensation arrangements with us and other affiliates of our Sponsor.

*	 Our Sponsor may sponsor other companies that compete with us, invest in the same or substantially same assets as us.

*	 Our Manager does not have an exclusive management
arrangement with us.

*	 If we raise substantially less than the maximum offering
amount, we may not be able to acquire a diverse portfolio of investments and the value of your shares may vary more widely with the performance of specific assets. We may commence operations with as little as $3,000,000. Furthermore, our offering and organizational expenses (which may be reimbursed up to 3% of the gross offering proceeds, or up to $1.5 million), could significantly reduce the amount of capital which we have available to source and make investments, particularly if we raise substantially less than the maximum offering amount and incur high expenses.

*	 If we internalize our management functions, your interest in us could be diluted and we could incur other significant costs associated with being self-managed.

*	 We may change our investment guidelines without shareholder consent, which could result in investments that are different from those described in this offering circular.
*	 We intend to make quarterly dividends as required to comply with the REIT distribution requirements and avoid U.S. federal income and excise taxes on retained income. However, although our goal is to pay dividends from our cash flow from operations, we may use other sources to fund dividends, including offering proceeds, borrowings and sales of assets. We have not established a limit on the amount of proceeds we may use to fund dividends. If we pay dividends from sources other than our cash flow from operations, we will have less funds available for investments and your overall return may be reduced.

*	 No public market currently exists for our shares, and while we may attempt to effectuate a liquidity event within approximately ten years from the completion of this offering, we are not required to plan or effectuate a liquidity event by any specific date. If you are able to sell your shares through our shareholder redemption plan, through secondary market sales or otherwise, you may have to sell them at a discount to their fair value.

*	 If we fail to qualify as a REIT for U.S. federal income tax purposes and no relief provisions apply, we would be subject to entity-level federal income tax and, as a result, our cash available for distribution to our shareholders and the value of our shares could materially decrease.

The United States Securities and Exchange Commission does not pass upon the merits of or give its approval to any securities offered or the terms of the offering, nor does it pass upon the accuracy or completeness of any offering circular or other solicitation materials. These securities are offered pursuant to an exemption from registration with the Commission; however, the Commission has not made an independent determination that the securities offered are exempt from registration.

IMPORTANT INFORMATION ABOUT THIS OFFERING CIRCULAR

       Please carefully read the information in this offering circular and any accompanying offering circular supplements, which we refer to collectively as this offering circular. You should rely only on the information contained in this offering circular. We have not authorized anyone to provide you with different information. This offering circular may only be used where it is legal to sell these securities. You should not assume that the information contained in this offering circular is accurate as of any date later than the date hereof or such other dates as are stated herein or as of the respective dates of any documents or other information incorporated herein by reference.

       This offering circular is part of an offering statement that we filed with the SEC. Periodically, as we make material investments, update our quarterly NAV per share amount, or have other material developments, we will provide an offering circular supplement that may add, update or change information contained in this offering circular. Any statement that we make in this offering circular will be modified or superseded by any inconsistent statement made by us in a subsequent offering circular supplement. The offering statement we filed with the SEC includes exhibits that provide more detailed descriptions of the matters discussed in this offering circular. You should read this offering circular and the related exhibits filed with the SEC and any offering circular supplement, together with additional information contained in our annual reports, semi-annual reports, current event reports and other reports and information statements that we will file periodically with the SEC.

       The offering statement and all supplements and reports that we have filed or will file in the future can be read at the SEC website, www.sec.gov and on our website at www.upsideavenue.com.

       Our board of directors and officers and those selling shares on our behalf in this offering will be permitted to make a determination that the purchasers of shares in this offering are "qualified purchasers" in reliance on the information and representations provided by the shareholder regarding the shareholder's financial situation. Before making any representation that your investment does not exceed applicable thresholds, we encourage you to review Rule 251(d)(2)(i)(C) of Regulation A. For general information on investing, we encourage you to refer to www.investor.gov.




TABLE OF CONTENTS
IMPORTANT INFORMATION ABOUT THIS OFFERING CIRCULAR	4
INVESTMENT CRITERIA	6
FREQUENTLY ASKED QUESTIONS AND ANSWERS ABOUT THIS OFFERING	8
OFFERING SUMMARY	15
RISK FACTORS	23
STATEMENTS REGARDING FORWARD-LOOKING INFORMATION	49
ESTIMATED USE OF PROCEEDS	51
MANAGEMENT	52
CONFLICTS OF INTEREST AND RELATED PARTY TRANSACTIONS	60
INVESTMENT OBJECTIVES AND STRATEGY	63
PLAN OF OPERATION	65
DESCRIPTION OF CAPITAL STOCK AND CERTAIN PROVISIONS OF MARYLAND LAW, OUR
CHARTER AND BYLAWS ...70 STOCKHOLDER REDEMPTION PLAN
	7
7
U.S. FEDERAL INCOME TAX CONSIDERATIONS	80
ERISA CONSIDERATIONS	102
PLAN OF DISTRIBUTION	105
HOW TO SUBSCRIBE	109
ADDITIONAL INFORMATION	110
INDEX TO FINANCIAL STATEMENTS OF MULTI-HOUSING INCOME REIT, INC. .F-1
APPENDIX I: SUMMARY OF THE USE OF PROCEEDS ............... APPENDIX I
APPENDIX II: PRIOR PERFORMANCE  .......................... APPENDIX II
ITEM 1. Index to Exhibits .......................... INDEX TO EXHIBITS
1.	Underwriting Agreement - Not Applicable
2.	Articles of Incorporation; Bylaws
3.	Shareholder Rights Agreement - Not Applicable
4.	Sample Subscription Agreement
5.	Voting Trust Agreement - Not Applicable
6.	Material Contracts - Management Agreement; Support Agreement
7.	Plan of Acquisition, Reorganization, Arrangement, Liquidation or Succession
- Not Applicable
8.	Escrow Agreement
9.	Letter Re: Change in Certifying Accountant - Not Applicable
10.	Power of Attorney - Not Applicable
11.	Consent
12.	Counsel Opinion
13.	"Testing the Waters" Materials - Not Applicable
14.	Appointment of Agent for Service of Process - Not Applicable
15.	Additional Exhibits - Not Applicable



INVESTMENT CRITERIA

       The shares of our common stock are being offered and sold only to "qualified purchasers" (as defined in Regulation A under the Securities Act). As a Tier 2 offering pursuant to Regulation A under the Securities Act, this offering will be exempt from state law "Blue Sky" review, subject to meeting certain state filing requirements and complying with certain anti-fraud provisions, to the extent that the shares of our common stock offered hereby are offered and sold only to "qualified purchasers" or at a time when our common stock is listed on a national securities exchange. To be a "qualified purchaser," a purchaser of shares must satisfy one of the following:

(1)	 Accredited Investors: You are an accredited investor. An "accredited investor" is:

(a)	If a natural person, a person that has:

i.	an individual net worth, or joint net worth with his or her
spouse, that exceeds
$1,000,000, excluding the value of the primary residence of such natural person (as described below); or

ii.	individual income in excess of $200,000, or joint
income with his or her spouse in excess of $300,000, in each of the two most recent years and has a reasonable expectation of reaching the same income level in the current year.

(b)	If not a natural person, one of the following:2

i.	a corporation, an organization described in Code
Section 501(c)(3), a Massachusetts or similar business trust, or a partnership, not formed for the specific purpose of acquiring shares, with total assets in excess of $5,000,000;

ii.	a trust, with total assets in excess of
$5,000,000, not formed for the specific purpose of acquiring the securities offered and whose purchase is directed by a person who has such knowledge and experience in financial and business matters that he or she can evaluate the merits and risks of an investment in a share;

iii.	a broker-dealer registered pursuant to Section
15 of the Securities Exchange Act of 1934, as amended (the "Exchange Act");

iv.	an investment company registered under the
Investment Company Act of 1940, as amended (the
"Investment Company Act");

v.	a business development company (as defined in
Section 2(a)(48) of the Investment Company Act);

vi.	a Small Business Investment Company licensed by
the United States Small Business Administration under Section 301(c) or (d) of the Small
Business Investment Act of 1958;


2 (c)	In addition, the SEC has issued certain no-action letters and interpretations in which it deemed certain trusts to be accredited investors, such as trusts where the trustee is a bank as defined in
Section 3(a)(2) of the Securities Act and revocable grantor trusts established by individuals who meet the requirements of clause (1)(a)(i) or (1)(a)(ii) of this section. However, these no-action letters and interpretations are very fact specific and should not be relied upon without close consideration of your unique facts.



vii.	an employee benefit plan within the meaning of
the Employee Retirement Income Security Act of
1974, as amended ("ERISA"), if the investment decision is made by a plan fiduciary (as defined in Section 3(21) of ERISA), which is either a bank, savings and loan association, insurance company, or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000, or, if a self-directed plan, with investment decisions made solely by persons who are accredited investors;

viii.	a private business development company (as
defined in Section 202(a)(22) of the Investment
Advisers Act of 1940, as amended (the
"Investment Advisers Act"));

ix.	a bank as defined in Section 3(a)(2) of the
Securities Act, or any savings and loan
association or other institution as defined in
Section 3(a)(5)(A) of the Securities Act whether acting in its individual or fiduciary capacity; or

x.	an entity in which all of the equity owners are accredited
investors.

(2)	 Non-Accredited Investors: If you are not an accredited
investor, your investment in shares of our common stock may not be more than 10% of the greater of:

                (a)	If you are a natural person:

i.	your individual net worth3, or joint net worth
with your spouse, excluding the value of your primary residence (as described below); or

ii.	your individual income, or joint income with
your spouse, received in each of the two most recent years and you have a reasonable expectation that an investment in the shares will not exceed 10% of your individual or joint income in the current year.

                (b)	If you are not a natural person,

i.	your revenue, as of your most recently completed fiscal
year end; or

ii.	your net assets, as of your most recently completed fiscal
year end.

We reserve the right to reject any investor's subscription in whole or in part for any reason, including if we determine in our sole and absolute discretion that such investor is not a "qualified purchaser" for purposes of Regulation A.







3 For purposes of this definition, "net worth" means the excess of total assets at fair market value over total liabilities, except that the value of the principal residence owned by a natural person will be excluded for purposes of determining such natural person's net worth. In addition, for purposes of this definition, the related amount of indebtedness secured by the primary residence up to the primary residence's fair market value may also be excluded, except in the event such indebtedness increased in the 60 days preceding the purchase of our common stock and was unrelated to the acquisition of the primary residence, then the amount of the increase must be included as a liability in the net worth calculation. Moreover, indebtedness secured by the primary residence in excess of the fair market value of such residence should be considered a liability and deducted from the natural person's net worth.




FREQUENTLY ASKED QUESTIONS AND ANSWERS ABOUT THIS OFFERING

Q:	What is a real estate investment trust, or REIT?

A: In general, a REIT is an entity serving as an investment vehicle that:
?	combines the capital of many investors to acquire or provide financing for a diversified portfolio of real estate investments under professional management;
?	is able to qualify as a "real estate investment trust" for U.S.
federal income tax purposes and is therefore generally not subject to U.S. federal corporate income taxes on its net income that is distributed, which substantially eliminates the "double taxation"
treatment (i.e., taxation at both the corporate and shareholder levels) that generally results from investments in a corporation;
and
?	pays distributions to investors of at least 90% of its annual ordinary taxable income.

In this offering circular, we refer to an entity that qualifies to be taxed as a real estate investment trust for U.S. federal income tax purposes as a REIT. We intend to qualify as a REIT for U.S. federal income tax purposes commencing with our taxable year ending December 31, 2018.

Q.	What is Multi-Housing Income REIT, Inc?

A: Multi-Housing Income REIT, Inc. is a recently organized Maryland corporation formed to originate, invest in and manage a diversified portfolio primarily consisting of investments in multi-housing within the continental U.S. in the areas of student housing, multi-housing, conventional apartments, and senior living (both existing and new development projects).

Q.	What is Casoro Capital Partners, LLC?

A:	Casoro Capital Partners, LLC, a Texas limited liability company, is the sponsor of Multi-Housing Income REIT, Inc. Our Sponsor's team is experienced in managing complex multi-housing real estate investments from acquisition and business plan execution, to realization. Pursuant to a support agreement with our Sponsor, our Manager will utilize our Sponsor's personnel and resources to select our investments and manage our day-to-day operations.

Q:	Why should I invest in multi-housing rental properties and development projects?

A: Our goal is to provide a professionally managed, diversified portfolio consisting primarily of high-quality multi- housing rental properties and development projects, to investors who generally have had very limited access to such investments in the past. Allocating some portion of your portfolio to a direct investment in high-quality multi-housing rental properties and development projects may provide you with:

*	 a reasonably predictable and stable level of current income from the investment;
*	 diversification of your portfolio, by investing in an asset class, real estate, that historically has not been correlated with the stock market generally; and
*	 the opportunity for capital appreciation.

Q:	What kind of offering is this?

A: We are offering, principally through our website, www.upsideavenue.com, a maximum of $50,000,000 in shares of our common stock to the public on a "best efforts maximum" basis at $10.00 per share initially. We will commence operations on a date no later than on which we raise and accept at least $3,000,000 in this offering.

This offering is being conducted as a continuous offering pursuant to Rule 251(d)(3) of Regulation A, meaning that while the offering of securities is continuous, active sales of securities may happen sporadically over the term of the offering.



Q:	What is the purchase price for your common shares?

A: Our Manager set our initial offering price at $10.00 per share, which will be the purchase price of our shares until December 31, 2018.

Q:	Are there any risks involved in buying shares of your common stock?

A: Yes. Investing in shares of our common stock involves a high degree
of risk. If we are unable to effectively manage the   impact of these
risks, we may not meet our investment objectives, and therefore, you should purchase shares of our common stock only if you can afford a complete loss of your investment. See "Risk Factors" for a description of the risks relating to this offering and an investment in shares of our common stock.

Q:	How is an investment in a non-traded REIT like yours different from investing in shares of a listed REIT?

A: The fundamental difference between our common shares and a listed REIT is the daily liquidity available with a listed REIT. We may eventually list our common stock on the OTCQX marketplace or another secondary market upon the completion of this offering, however, our common stock will not initially be listed for trading on a stock exchange or other trading market and we will have no obligation to list our common stock for trading at any time.

Although we intend to adopt a redemption plan that generally allows investors to redeem shares on an annual basis, for investors with a short-term investment horizon, a listed REIT may be a better alternative than investing in our common shares. However, we believe our common shares are an alternative way for investors to deploy capital into a diversified pool of real estate assets, with a lower correlation to the general stock market than listed REITs.

Additionally, listed REITs are subject to more demanding public disclosure and corporate governance requirements than we will be subject to. While we are subject to the scaled reporting requirements of Regulation A, such periodic reports are substantially less than what would be required for a listed REIT.

Q:	How is an investment in your common shares different from
investing in shares of a traditional non- exchange traded REIT?

A: We may sell through a variety of low-cost channels in addition to our direct-marketing to investors. Presently, we neither charge nor pay any broker-dealer distribution fees, saving investors in upfront expenses as compared to a traditional non-exchange traded REIT. Traditional non-exchange traded REITs use a highly manpower-intensive method with hundreds to thousands of sales brokers calling on investors to sell their offerings. We use a low-cost digital platform in conducting this offering, thus reducing the financial burdens to us of offering our common shares.

Q:	How will your NAV per share be calculated?

A: Our NAV per share will be calculated at the end of each fiscal quarter, by our internal accountants using a process that reflects several components, including (1) estimated values of each of our acquired real estate assets and investments, including related liabilities, based upon (a) market capitalization rates, comparable sales information, interest rates, net operating income, (b) with respect to debt, default rates, discount rates and loss severity rates, and
(c)	in certain instances individual appraisal reports of the
underlying real estate provided by an independent valuation expert, (2) the price of liquid assets for which third party market quotes are available, (3) accruals of our periodic distributions and (4) estimated accruals of our operating revenues and expenses. In instances where an appraisal of the real estate asset is necessary, we will engage an appraiser that has expertise in appraising multi-housing real estate assets, to act as our independent valuation expert. The independent valuation expert will not be responsible for, or prepare, our quarterly NAV per share. See "Description of our Common Shares-Valuation Policies" for more details about our NAV and how it will be calculated.



Q:	How exact will the calculation of the quarterly NAV per share be?

A: Our goal is to provide a reasonable estimate of the market value of shares of our common stock as of the end of each fiscal quarter. Our assets will consist principally of commercial real estate equity investments. Our Manager's valuation of our real estate assets is subject to a number of judgments and assumptions that may not prove to be accurate. The use of different judgments or assumptions would likely result in different estimates of the value of our real estate assets. Moreover, although we evaluate and provide our NAV per share on a quarterly basis, our NAV per share may fluctuate daily, so that the NAV per share in effect for any fiscal quarter may not reflect the precise amount that might be paid for your shares in a market transaction. Further, our published NAV per share may not fully reflect certain material events to the extent that they are not known or their financial impact on our portfolio is not immediately quantifiable. Any resulting potential disparity in our NAV per share may be in favor of either stockholders who redeem their shares, or stockholders who buy new shares, or existing stockholders. See "Plan of Operation - Valuation Policies."

Q:	Will I have the opportunity to redeem my shares of common stock?

A: Yes. Our stockholder redemption plan may provide an opportunity for our stockholders to have their shares of our common stock redeemed by us, subject to certain restrictions and limitations. Shares may not be redeemed under our stockholder redemption plan until the first anniversary of the date such shares were purchased.
The purchase price for shares redeemed under our stockholder redemption plan will be as follows:
Less than 1 year	No redemption allowed
1	year until 2 years	98.0% of NAV per share or $10, whichever is greater
2	years until 3 years	99.0% of NAV per share or $10, whichever is greater 3
years until 4 years	100.0% of NAV per share or $10, whichever is greater
4 years until 5 years	100.0% of NAV per share or $10, whichever is greater
5 years or more	100.0% of NAV per share or $10, whichever is greater
In the event of a shareholder's death disability	100% of NAV per share or
$10, whichever is greater

For purposes of the stockholder redemption plan, the per share redemption price will be calculated as a percentage of the NAV per share in effect at the time of the redemption. The redemption price per share for shares redeemed pursuant to the stockholder redemption plan will be further reduced by the aggregate amount of net proceeds per share, if any, distributed to our stockholders following the date that the NAV per share in effect at the time of the redemption was established but prior to the redemption date as a result of the sale of one or more of our assets that constitutes a return of capital distribution as a result of such sales.

In addition, the redemption price may be reduced by the aggregate sum of dividends, if any, declared on the shares subject to the redemption request with record dates during the period between the year-end redemption request date and the redemption date. Furthermore, a stockholder requesting redemption will be responsible for any third-party costs incurred by us in effecting such redemption, including but not limited to, bank transaction charges, custody fees, taxes, assessments and/or transfer agent charges. The redemption plan may be suspended at any time. See "Stockholder Redemption Plan" for more details.

Q:	Will there be any limits on my ability to redeem my shares?

A: Yes. While we designed our redemption plan to allow stockholders to request redemptions on an annual basis of all or any portion of their shares (subject to the one year holding period and applicable redemption discount described above), we need to impose limitations on the total amount of net redemptions per year in order to maintain sufficient sources of liquidity to satisfy redemption requests without impacting our ability to invest in multi-housing real estate assets and maximize investor returns. We will limit the number of shares to be redeemed during any calendar year to 5.0% of the weighted average number of shares of our common stock outstanding during the prior calendar year. In the event that we do not have sufficient funds available to redeem all of the shares of our common stock for which redemption requests have been submitted in any year, such pending requests will be honored on a pro rata basis. For investors who hold shares of our common stock with more than one record date, redemption requests will be applied to such shares in the order in which they were purchased, on a first in first out basis. Further, our Manager may in its sole discretion, amend, suspend, or terminate the redemption plan at any time, including to protect our operations and our non-redeemed stockholders, to prevent an undue burden on our liquidity, to preserve our status as a REIT, following any material decrease in our NAV, or for any other reason.
Our limits on ownership of our shares also may require us to decline redemption requests that would cause other stockholders to exceed such ownership limits. In addition, in order to comply with certain of the distribution requirements applicable to REITs we will decline to honor any redemption request that we believe is a "dividend equivalent" redemption as discussed in "U.S. Federal Income Tax Considerations-Taxation of Taxable U.S. Stockholders-Redemptions of Common Stock. See "Stockholder Redemption Plan" for more details.

Q:	Who will pay your organization and offering costs?

A: We may pay or reimburse our Manager for organization and offering expenses in an amount not to exceed 3% of the gross offering proceeds.

Q:	What fees and expenses will you pay to the Manager or its affiliates, including your Sponsor?

A: Our Manager and its affiliates will receive fees and expense reimbursements for services relating to this offering and the investment and management of our assets as described in the tabular presentation below. Our Manager does not charge any other fees at the time of this offering. We reserve the right to charge platform and subscription fees should this expense arise. However, at present, we are not charging either type of fee to our investors. The forms of compensation we plan to charge are summarized in the following table:

STAGE OF
OFFERING
FORM OF
COMPENSATION
DETERMINATION OF
AMOUNT
ESTIMATED AMOUNT

ORGANIZATION
AND OFFERING
STAGE:

Organization and
Offering
Expenses:


The REIT is
responsible to pay
or reimburse the
Sponsor for
organizational and
offering costs in
an amount not to
exceed 3% of the
gross proceeds of
the offering,
which if the
maximum offering
is raised would
equal up to
$1,500,000 to the
Sponsor.


ACQUISITION
STAGE:
Reimbursement of
Acquisition
Expenses:







Acquisition Fees:
The REIT will
reimburse the
Manager and/or
Sponsor for actual
expenses incurred
in connection with
the selection or
acquisition of an
investment,
whether or not the
investment is
actually acquired.

None


Actual amounts are dependent
upon the results of
operations; such amounts
cannot be determined at the
present time.






N/A
OPERATIONAL
STAGE:
Asset Management
Fee:









Other Operating
Expenses:




























Servicing Fees:

Special Servicing
Fees:

Financing Fees:

In consideration
for the Manager's
services to the
REIT, the REIT is
responsible to pay
the Manager a
quarterly Asset
Management Fee
equal to 0.5% (2%
annualized), paid
quarterly to
Manager based upon
the quarter end
NAV of the REIT.

The REIT will
reimburse the
Manager and/or
Sponsor for out-
of-pocket expenses
paid to third
parties in
connection with
providing services
to us.

























None.

None.

None.
Actual amounts are dependent
upon the offering proceeds
raised (and any leverage
employed) and the results of
operations; as such, actual
amounts cannot be determined
at the present time.






Actual amounts are dependent
upon the results of
operations. The Manager has
provided the below estimated
amounts, however such amounts
are solely estimates and may
be subject to change:

Investment Level Legal and
Broker Fees: the Manager
intends to utilize market
rates

Investment Level Finder's
Fees: the Manager generally
intends to limit such fees to
1-3% of the particular
investment's cost

Investment Level Acquisition
Fees: the Manager generally
intends to limit such fees to
1-3% of the particular
investment's cost

Investment Level Property
Management Fees: the Manager
intends to limit such fees to
3-4%, as applicable.

Investment Level Disposition
Fees: the Manager intends to
limit such disposition fees to
1% of the particular
investment cost. Additional
broker fees may be incurred.

Investment Level Building and
Contractor Fees: the Manager
generally intends to limit
such contractor fees to 5%-15%
of the investment cost.

N/A

N/A

N/A
LIQUIDATION
/ LISTING
STAGE

Disposition Fees:
2% of total sale
value will be paid
at closing to the
Sponsor out of
such sale
proceeds.
Actual Amounts are dependent
upon the results of operations
and sale values; such amounts
cannot be determined at the
present time.


Maximum Aggregate Dollar Front-End Fees to be paid during the first Fiscal Year of Operations (Based on the Assumption that Maximum Leverage - 80% of NAV as described below - is Utilized): $4,500,000 determined utilizing 80% of NAV, assuming the maximum offering achieved ($50,000,000), in calculating the Organizational and Asset Management Fee received, but not including the Disposition Fees as those are variable upon sale prices and unascertainable at this time.

Being that the Manager and Sponsor solely receive fees, and will not be compensated with shares of the REIT, neither the Manager, Sponsor nor any affiliate shall receive a disproportionate interest in the REIT in relation to its own contribution.



Q:	May we use leverage?

A: Yes, we may use leverage or otherwise borrow capital. Leverage will only be utilized if obtained at attractive rates and loan-to-value ratio
(LTV). We may utilize leverage in our investment program whenever the Manager considers it appropriate, including to acquire portfolio investments. Additionally, we may incur indebtedness: (i) to pay expenses of the REIT, (ii) to purchase the shares of any withdrawing shareholder, (iii) to finance improvements to a portfolio investment and
(iv) to otherwise protect any portfolio investment or other asset as determined by the Manager in its sole discretion. We currently limit our use of leverage to a maximum of 80% of NAV. Our Manager may from time to time modify our leverage policy in its discretion. Please see "Investment Objectives and Strategy" for more details.

Q:	How often will I receive dividends?

A: We expect that we will declare and pay dividends on a quarterly basis, or more or less frequently as determined by us following advice from our Manager, in arrears. Any dividends we make will be following consultation with our Manager, and will be based on, among other factors, our present and reasonably projected future cash flow. We expect that we will set the rate of dividends at a level that will be reasonably consistent and sustainable over time.

The payment of dividends will be limited by the REIT distribution requirements, which generally require that we make aggregate annual dividends to our stockholders of at least 90% of our REIT taxable income, computed without regard to the dividends paid deduction and excluding net capital gain. Moreover, even if we make the required minimum dividends under the REIT rules, we are subject to federal income and excise taxes on our undistributed taxable income and gains. As a result, we may make such additional dividends, beyond the minimum REIT distribution, to avoid such taxes. See "Description of Capital Stock and Certain Provisions of Maryland Law, Our Charter and Bylaws - Dividends" and "U.S. Federal Income Tax Considerations."

Any dividends that we make will directly impact our NAV, by reducing the amount of our assets. Over the course of your investment, your dividends plus the change in NAV per share (either positive or negative) will produce your total return.

Q:	What will be the source of your dividends?

A: Our goal is to pay dividends from our cash flow from operations. However, to the extent necessary or advisable, we may use other sources to fund dividends, including the net proceeds of this offering, cash advances by our Manager, cash resulting from a waiver or accrual of fees or reimbursements due to our Manager, borrowings and the issuance of additional securities.

Use of some or all of these sources may reduce the amount of capital we invest in assets and negatively impact the return on your investment and the value of your investment. We have not established a limit on the amount of proceeds we may use to fund dividends. We can provide no assurances that future cash flow will support payment of dividends or maintaining dividends at any particular level or at all.

Q:	Will the dividends I receive be taxable as ordinary income?

A: Unless your investment is held in a qualified tax-exempt account or we designate certain dividends as capital gain dividends, dividends that you receive generally will be taxed as ordinary income to the extent they are from current or accumulated earnings and profits. The portion of your distribution in excess of current and accumulated earnings and profits is considered a return of capital for U.S. federal income tax purposes and will reduce the tax basis of your common stock, rather than result in current tax, until your basis is reduced to zero. Return of capital dividends made to you in excess of your tax basis in shares of our common stock will be treated as sales proceeds from the sale of shares of our common stock for U.S. federal income tax purposes. Dividends we designate as capital gain dividends will generally be taxable at long-term capital gains rates for U.S. federal income tax purposes. However, because each investor's tax considerations are different, we recommend that you consult with your tax advisor. You also should review the section of this offering circular entitled "U.S. Federal Income Tax Considerations," including for a discussion of the special rules applicable to dividends in redemption of shares and liquidating dividends.

Q:	May I reinvest my cash dividends in additional shares?

We do not yet have a dividend reinvestment plan in place. In the future, we may implement an automatic dividend reinvestment plan into which investors may opt-in.

Q:	How does a "best efforts maximum" offering work?

A: A "best efforts maximum" offering means that we are only required to use our best efforts to sell shares of our common stock to the public. Neither our Sponsor, our Manager nor any other party has a firm commitment or obligation to purchase any shares of our common stock. Accordingly, we may sell less than the maximum amount of shares of common stock being offered hereby.

Q:	Is there any minimum initial offering amount required to be sold?

A: Yes. We will only commence operations if/when we raise $3,000,000 in this offering.

Q:	Who can buy shares of your common stock?

A: Generally, you may purchase shares of our common stock if you are a "qualified purchaser" (as defined in Regulation A under the Securities
Act). "Qualified purchasers" include:

*	 "accredited investors" under Rule 501(a) of Regulation D; and

*	 all other investors so long as their investment in shares of our common stock does not represent more than 10% of the greater of their annual income or net worth (for natural persons), or 10% of the greater of annual revenue or net assets at fiscal year-end (for non-natural persons).

Net worth in all cases should be calculated excluding the value of an investor's home, home furnishings and automobiles. We reserve the right to reject any investor's subscription in whole or in part for any reason, including if we determine in our sole and absolute discretion that such investor is not a "qualified purchaser" for purposes of Regulation A. Please refer to the section above entitled "Investment Criteria" for more information.

Q:	How do I buy shares of your common stock?

A: You may purchase shares of our common stock on our website, www.upsideavenue.com. Through the website you will be asked to electronically fill out a subscription agreement like the one attached to this offering circular for a certain investment amount and pay for the shares at the time you subscribe. In the future, we may also offer shares of our common stock on other websites or through registered broker-dealers. The Company and its officers, employees and associated persons intend to conduct the offering in accordance with Rule 3a4-1 and, therefore, none of them are required to register as a broker- dealer. In compliance with such Rule, neither the Sponsor, Manager nor affiliate persons (a) are subject to a statutory disqualification, as that term is defined in the Exchange Act Section 3(a)(39), (b) do not receive any compensation related to the amount of interests sold (whether by commission or otherwise), (c) primarily perform or intend primarily to perform at the end of the offering substantial duties (other than in connection with the offering) or on behalf of the hedge fund, (d) are not associated with a broker or dealer, (e) were not employed by a broker or dealer within the preceding twelve months, and (f) do not participate in an offering of securities (other than in certain limited circumstances)
more than once every twelve months.   The Company will supervise its
officers, employees and associated persons so as to verify to the best of its ability that all such persons involved in the marketing of the Company are in compliance with Rule 3a4-1 and such other applicable state and federal securities laws.
 Please refer to the section below entitled "How to Subscribe" for more information.



AFFILIATE PAST PERFORMANCE

This is a "blind pool" offering because our Manager has not yet identified any investments to acquire with the net proceeds of this offering. Furthermore, you will not be able to evaluate our future investments prior to purchasing shares. Nevertheless, the Manager and Sponsor have operated and/or are affiliated with Casoro Capital Real Estate Fund I, LP (the "Fund") and the PPA Group, LLC. To provide investors with additional information on the Manager and Sponsor's investment experience and abilities, background on the Fund and PPA Group, LLC has been included below with additional information and performance data provided within Appendix II. All potential investors are advised to read and review Appendix II for a more thorough discussion of the Fund's and PPA Group, LLC's performance history.

 Casoro Capital Real Estate Fund I, LP
Managed by Casoro Capital Partners, LLC (the "Sponsor")

       Casoro Capital Partners, LLC (the "Sponsor") is the general partner to Casoro Capital Real Estate Fund I, LP, a Delaware limited partnership formed on March 27, 2015. The Company pursues a similar investment strategy to that of Casoro Capital Real Estate Fund I, LP. The Sponsor has not operated any other investment vehicles within the last ten (10) years. Since its commencement of investment operations in April 2017, the Fund has raised $2,200,000 in investor capital, from eight (8) investors. The Fund has purchased four properties: one (1) in San Antonio, TX, one (1) in Houston, TX and two (2) in Dallas, TX. The aggregate purchase price of such four investments totals $1,875,000, with the following break down of purchase prices: $575,000 for the property in San Antonio, TX, $300,000 for the property in Houston, TX, and $400,000 and $600,000 for the two properties in Dallas, TX. Of the four (4) properties, one hundred percent (100%) of such properties are residential and one-hundred percent (100%) are used properties. All of the Fund's properties are still held by the Fund as the Fund has not sold any investments as of the date of this Offering Circular. In January 2018 the property at "Water Ridge" in Dallas, TX suffered a fire, resulting in the loss of one building. Insurance covered the losses as a result of such fire, in addition to the loss of rental income.

 PPA Group, LLC
(an affiliate to the Manager, Sponsor and Company; a parent company of Casoro Capital, LLC, the owner of the Sponsor)

       The Manager and Sponsor are affiliated with PPA Group, LLC, an experienced real estate investment firm based in Texas. Monte K Lee-Wen is the President and CEO of the PPA Group, LLC, and Joy Schoffler has over a decade's affiliation with the PPA Group, LLC as a former investor and former Director of Acquisitions at the PPA Group, LLC. While the PPA Group, LLC is an affiliated entity, it does not implement nor pursue investment strategies similar to that of the Company. During the course of its operations since April 2002, the PPA Group has partnered with three-hundred-and-sixty-six outside investors, and has invested in 27 real estate holdings ("Holdings"), twenty-two (22) of which are located in Texas, four (4) in Washington State and one (1) in Arizona. Such Holdings are comprised of a collective 5,397 property units, with twelve (12) Holdings currently active, and the remaining fifteen
(15)	Holdings being sold. One-hundred percent (100%) of such Holdings are residential, with 16.4% of such Holdings (based on purchase price) being newly constructed and the remaining 83.6% of such Holdings being comprised of acquired used properties. The aggregate purchase price of the Holdings totaled $279,627,467. As of the date of this Offering Circular, fifteen (15) of the Holdings, comprised of 1,953 units, have been sold.

OFFERING SUMMARY

This offering summary highlights certain material information regarding our business and this offering. Because it is a summary, it may not contain all of the information that is important to you. To understand this offering fully, you should read the entire offering circular carefully, including the "Risk Factors" section before making a decision to invest in shares of our common stock.

Multi-Housing Income REIT, Inc. Investment Objectives and Strategies

Our investment objectives are (1) capital appreciation through growth in the value of our properties, and (2) income from cash flow that can be paid as dividends to our investors. We were recently formed as a Maryland corporation to invest in and manage a portfolio of real estate properties. Our investment strategies center on multi-housing within the continental U.S. in the areas of student housing, multi-housing, conventional apartments, & senior living (existing and new development projects). We expect to use substantially all of the net proceeds from this offering to source, acquire, potentially develop, manage, operate, selectively leverage, and sell a diversified portfolio of primarily residential properties. Our Manager looks to leverage its financial expertise and operational experience in acquiring and repositioning multi-housing properties with upside potential within the continental U.S. We are targeting mid- single digit cap rates with an IRR of 12%+. The expected typical holding period is between 3 to 5 years. We do not expect to invest more than 15% of our assets in any one property.

Our strategies include the following:

?	Core Plus Strategy - Focused on quality multi-housing
properties with quality residents in primary and secondary
markets with an opportunity to increase net operating income.
?	Value Add Strategy - Focused on increasing occupancy and net operating income on multi-housing properties through
renovations and repositioning of the property.
?	Opportunistic Strategy - Finding opportunities to participate in multi-housing new development, distressed sales, and/or bankruptcy auctions.

       We may also invest, to a limited extent, in other real estate-related assets. We plan to diversify our portfolio's investment risk with the goal of attaining a portfolio of real estate assets that provides attractive cash yields to our shareholders with the potential for capital appreciation. Insofar as consistent with the REIT statutory restrictions, we may investment, to a limited extent, in other assets, including asset-backed and mortgage-backed obligations; loans; credit paper; accounts and notes receivable and payable held by trade or other creditors; trade acceptances; contract and other claims; executory contracts; participations obligations of the United States or any state thereof, foreign governments and instrumentalities of any of them; commercial paper; certificates of deposit; bankers' acceptances; trust receipts; and any other obligations and instruments or evidences of indebtedness. We may selectively leverage any and all of our acquired properties. The number of mortgages which may be placed on any one property is capped at three.

       We may invest in private issuances of equity or debt securities of public companies; and in a loan, security or other full recourse obligations for which the business of the related obligor is significantly related to real estate. We may offer our own securities or the securities of our affiliates, alone or in combination with cash or other assets in exchange for real estate and related investments.

       We intend to operate in a manner that will allow us to qualify as a REIT for U.S. federal income tax purposes. Among other requirements, REITs are required to distribute to shareholders at least 90% of their annual REIT taxable income (computed without regard to the dividends paid deduction and excluding net capital gain).

      Our corporate office is located at 9050 N. Capital of Texas Highway, Suite 320, Austin, TX 78759. Our telephone number is: 512-872-2898. Our email address is: info@upsideavenue.com. Information regarding our company is also available on our website at www.upsideavenue.com.

      Information contained on or accessible through, our website is not incorporated by reference into and does not constitute a part of this offering circular or any other report or documents we file with or furnish to the SEC.

       Prior to acquiring an asset, our Manager committee will perform an individual analysis of the asset to determine whether it meets our investment guidelines.

       We cannot assure you that we will attain these objectives or that the value of our assets will not decrease. Furthermore, within our investment objectives and policies, our Manager will have substantial discretion with respect to the selection of specific investments, the management of our portfolio and the purchase and sale of our assets. Our Manager's investment committee will review our investment guidelines at least annually to determine whether our investment guidelines continue to be in the best interests of our shareholders.

Any or all of the investments, investment strategies and activities described here may be pursued by the REIT directly, by the Manager or Sponsor by other affiliated or third-party investment managers, if any, engaged by the Sponsor to manage REIT capital.
Opportunity and Market Overview

We give our investors access to deals and potentially to projects which typically are only available to institutional investors. Furthermore, investing with us offers investors the opportunity to gain real estate exposure with lower fees and higher returns relative to other public non-traded REITs. Compared to other public non-traded REITs, we offer lower upfront fees and lower ongoing fees.

Lack of Allocation Requirements
       Nothing in our charter, organizational documents or otherwise provides for restrictions or limitations on the percentage of our investments that must be (i) in a given geographic area, (ii) of a particular type of real estate, or (iii) acquired utilizing a particular method of financing. The board of directors may change our targeted investments and investment guidelines without specific restrictions or limitations related to geographic location, diversification, or otherwise. See "Risk Factors-Risks Related to an Investment in our Company."
Risk Management

       We will seek to manage risk through monitoring and analysis by the Manager of our portfolio. Although the Manager may commit a large portion of the REIT's capital to one or more specific real estate assets, the Manager will also seek to mitigate risk through portfolio diversification.

The Sponsor

       Casoro Capital Partners, LLC, a Texas limited liability company, is the sponsor of Multi-Housing Income REIT, Inc. The office of the Sponsor is located at 9050 N. Capital of Texas Highway, Suite 320, Austin, TX 78759. Our telephone number is: 512-872-2898. Our Sponsor's team is experienced in managing complex multi-housing real estate investments from acquisition and business plan execution, to realization. Pursuant to a support agreement with our Sponsor, our Manager will utilize our Sponsor's personnel and resources to select our investments and manage our day-to-day operations.

The Manager

       The Sponsor has delegated the investment management responsibilities for the REIT to the Manager, Casoro Investment Advisory Firm, LLC, a Texas limited liability company, and an affiliate of the Sponsor sharing the same principal place of business. Casoro Investment Advisory Firm, LLC is a real estate investment firm that creates discretionary funds that are suitable, attractive, and efficient for high net worth individuals, family offices, and institutions.

       The Manager is charged by the Sponsor with the day-to-day investment of the REIT's capital. Neither the Sponsor nor Manager is registered as an investment adviser with the Securities and Exchange Commission under the Advisers Act, or the securities bureau of any state.

       The principals of the Sponsor and the Manager are Monte K. Lee-Wen and Yuen Yung (together, the "Principals"). Their biographies are set forth below.

Monte K. Lee Wen, Age 41

       Monte Wen is a Principal of the Manager and an owner of the Sponsor. Monte has executed over $600 million in transactions, acquiring, managing, and repositioning commercial property across the United States. He is the President and CEO of The PPA Group, LLC, a multi-housing real estate investment company which he formed in 2002. Formerly of Seattle, Washington, the company is now headquartered in Austin, Texas and also serves as a holding company for The PPA Group family of companies. He has a unique investment philosophy which involves evaluating and taking advantage of opportunities where superior risk-adjusted returns can be realized.



       Through founding The PPA Group, Monte has been able to combine his investment experience and philosophy with the creative talent required to renovate and reposition properties. Monte brings an extensive knowledge in property assessment and transaction due diligence. He has created a standardized internal analysis system to effectively evaluate investment properties which has enabled The PPA Group to streamline the process of acquiring profitable real estate investments.

       In 2008, Monte formed a subsidiary company called PPA Real Estate Management ("REM") to serve as the property management company for The PPA Group's real estate holdings and to conduct third-party fee management business. REM currently manages a diverse portfolio of multi-housing properties. Monte takes pride in investing not only in properties, but also in the communities and families that reside at the company's properties.

Monte is a seasoned entrepreneur having started and run several companies:

?	CLEAR Property Management, LLC - January 2008
?	United Equity Ventures, LLC - 2009
?	Ingenium Construction Company, LLC - November 2011
?	Performance Utility Management & Billing, LLC - February 2013
?	Casoro Capital, LLC - May 2015

His networking and speaking skills have propelled the company forward very quickly. He is actively involved in board positions and guidance committees of many private and public initiatives nationwide. During the last five years, Monte has held Board/Committee positions on the following organizations:

?	Athletes for Change - a Glenn Heights, Texas organization
focused on guiding and mentoring kids through interactions and relationships with professional athletes
?	Thinkery - a children's museum located in Austin, Texas
?	IronShore Properties, LLC - a commercial real estate investment company.

Yuen Yung, Age 44

       Yuen Yung is a Principal of the Manager and an owner of the Sponsor. Mr. Yung specializes in structuring investments that are suitable, attractive, and efficient for high net worth individuals, family offices, and institutions. With Yuen at the helm of Casoro Capital, and in partnership with The PPA Group, the companies have successfully achieved over $600 million in multi-housing transactions.

       Prior to joining Casoro Capital in May 2015, Yuen was the founder and CEO of the franchisor "How Do You Roll?" a fast-casual sushi restaurant from April 2008 through December 2014. In 2013, he appeared on ABC's Shark Tank where the franchise received a $1 million offer from investor Kevin O'Leary - the highest investment offer in the history of the show. He currently sits on the board of the Greater Austin Asian Chamber of Commerce, and volunteers as a mentor for Ignite Accelerator, an Austin-based business incubator.
Yuen previously spent 13 years in the investment management and advisory industry as the Managing Partner of Kenty, Yung, Ozias & Associates, where he oversaw 90 advisors and was responsible for the capital raise and management of more than $300 million in funds raised from high-net worth individuals, families, corporations, and charitable organizations. While a young businessman, Yuen developed 27 commercial retail sites as an entrepreneur.

       Yuen's advice and expertise in the investment and financial space has been featured in national publications such as such as The Wall Street Journal and Entrepreneur magazine. Investopedia.com selected Yuen Yung as a contributor to its Advisor Insights, showcasing his financial, investment, and retirement advice to the site's readership, which currently exceeds 20 million monthly readers.

       Yuen holds a Bachelor of Business Administration from the McCombs School of Business at The University of Texas at Austin. He is also a graduate of MIT's Entrepreneurship Masters Program and has professional certifications as a Chartered Mutual Fund Counselor (CMFC(r)) and Board Certified Financial Planner (CFP(r)). Yuen was named as a finalist for an Austin Under 40 Award in 2013 and was honored with the Excellence in Teaching Award from The University of Texas Professional Development Center in 2006.

Yuen has held Board/Committee positions on the following organizations:
?	Leukemia Lymphoma Society (2001-2005) - Board Member for Austin, TX
chapter
?	Entrepreneur's Organization (2004-2014) - Regional Learning Director
?	Thinkery (2006-2016) - President of the Board for a children's museum located in Austin, Texas

Board of Directors

       We operate under the direction of our board of directors, the members of which are accountable to us and our shareholders as fiduciaries. Our board of directors has retained our Manager to direct the management of our business and affairs, manage our day-to- day affairs, and implement our investment strategy, subject to the board of directors' supervision. The current board members who have served since the formation of the entity are Yuen Yung, age 44, (initial term expires 1-1-2021), Joy Schoffler, age 38, (initial term expires 1-1-2021), and Monte Lee-Wen, age 41, (initial term expires 1-1-2021).

       All of our directors are also principals or officers of the Sponsor and Manager. All of our directors have invested in projects and/or affiliates of the Sponsor. As a result, we do not have any independent directors or management and conflicts of interest that may arise.

Management Compensation

       Our Manager and its affiliates will receive fees and expense reimbursements for services relating to this offering and the investment and management of our assets. The items of compensation are summarized in the following table. Neither our Manager nor its affiliates will receive any selling commissions or dealer manager fees in connection with the offer and sale of shares of our common stock.

STAGE OF
OFFERING
FORM OF
COMPENSATION
DETERMINATION OF
AMOUNT
ESTIMATED AMOUNT

ORGANIZATION
AND OFFERING
STAGE:

Organization and
Offering
Expenses:


The REIT is
responsible to pay
or reimburse the
Sponsor for
organizational and
offering costs in
an amount not to
exceed 3% of the
gross proceeds of
the offering,
which if the
maximum offering
is raised would
equal up to
$1,500,000 to the
Sponsor.


Not to exceed 3% of the gross
proceeds of the offering,
which if the maximum offering
is raised would equal up to
$1,500,000.
ACQUISITION
STAGE:
Reimbursement of
Acquisition
Expenses:







Acquisition Fees:
The REIT will
reimburse the
Manager and/or
Sponsor for actual
expenses incurred
in connection with
the selection or
acquisition of an
investment,
whether or not the
investment is
actually acquired.

None


Actual amounts are dependent
upon the results of
operations; such amounts
cannot be determined at the
present time.






N/A


OPERATIONAL
STAGE:


Asset Management
Fee:









Other Operating
Expenses:




























Servicing Fees:

Special Servicing
Fees:

Financing Fees:



In consideration
for the Manager's
services to the
REIT, the REIT is
responsible to pay
the Manager a
quarterly Asset
Management Fee
equal to 0.5% (2%
annualized), paid
quarterly to
Manager based upon
the quarter end
NAV of the REIT.

The REIT will
reimburse the
Manager and/or
Sponsor for out-
of-pocket expenses
paid to third
parties in
connection with
providing services
to us.

























None.

None.

None.


Actual amounts are dependent
upon the offering proceeds
raised (and any leverage
employed) and the results of
operations; as such, actual
amounts cannot be determined
at the present time.






Actual amounts are dependent
upon the results of
operations. The Manager has
provided the below estimated
amounts, however such amounts
are solely estimates and may
be subject to change:

Investment Level Legal and
Broker Fees: the Manager
intends to utilize market
rates

Investment Level Finder's
Fees: the Manager generally
intends to limit such fees to
1-3% of the particular
investment's cost

Investment Level Acquisition
Fees: the Manager generally
intends to limit such fees to
1-3% of the particular
investment's cost

Investment Level Property
Management Fees: the Manager
intends to limit such fees to
3-4%, as applicable.

Investment Level Disposition
Fees: the Manager intends to
limit such disposition fees to
1% of the particular
investment cost. Additional
broker fees may be incurred.

Investment Level Building and
Contractor Fees: the Manager
generally intends to limit
such contractor fees to 5%-15%
of the investment cost.

N/A

N/A

N/A
LIQUIDATION
/ LISTING
STAGE

Disposition Fees:
2% of total sale
value will be paid
at closing to the
Sponsor out of
such sale
proceeds.
Actual Amounts are dependent
upon the results of operations
and sale values; such amounts
cannot be determined at the
present time.


Maximum Aggregate Dollar Front-End Fees to be paid during the first Fiscal Year of Operations (Based on the Assumption that Maximum Leverage
- 80% of NAV as described below - is Utilized): $4,500,000 determined utilizing 80% of NAV, assuming the maximum offering achieved ($50,000,000), in calculating the Organizational and Asset Management Fee received, but not including the Disposition Fees as those are variable upon sale prices and unascertainable at this time.


Being that the Manager and Sponsor solely receive fees, and will not be compensated with shares of the REIT, neither the Manager, Sponsor nor any affiliate shall receive a disproportionate interest in the REIT in relation to its own contribution.

Conflicts of Interest and Related Party Transactions

Our Manager and its affiliates will experience conflicts of interest in connection with the management of our business. Some of the material conflicts that our Manager and its affiliates may face include the following:

?	Our Sponsor's real estate professionals acting on behalf of our
Manager must determine which investment opportunities to recommend to us and other entities affiliated with our Sponsor.
Our Sponsor has previously sponsored, as of the date of this offering circular, one privately offered real estate fund that may have similar investment criteria to our own.

?	Our Sponsor's real estate professionals acting on behalf of our
Manager will have to allocate their time among us, our Sponsor's business and other programs and activities in which they are involved, including, potentially, additional private or publicly offered investment funds.

?	Our Sponsor may negotiate a share of proceeds from sourcing, investing in, and executing deals in which we also participate, including receipt of performance-based compensation from such deals.

?	The terms of our management agreement (including our Manager's rights and obligations and the compensation payable to our Manager and its affiliates) were not negotiated through the benefit of arm's length negotiations of the type which are normally conducted between unaffiliated parties.
Dividends

       We expect that we will declare and pay dividends on a quarterly basis, or more or less frequently as advised by our Manager, in arrears, based on daily record dates. Any dividends we make will be following consultation with our Manager, and will be based on, among other factors, our present and reasonably projected future cash flow. We expect that we will set the rate of dividends at a level that will be reasonably consistent and sustainable over time. Neither we nor our Manager has pre-established a percentage range of return for dividends to shareholders. We have not established a minimum distribution level, and our charter does not require that we pay dividends to our shareholders.

Borrowing and Leverage Policy

       We may use leverage at attractive rates and loan-to-value ratio
(LTV) whenever the Manager considers it appropriate, including to acquire portfolio investments. Additionally, we may also incur indebtedness: (i) to pay expenses of the REIT, (ii) to purchase the shares of any withdrawing shareholder, (iii) to finance improvements to a portfolio investment and (iv) to otherwise protect any portfolio investment or other asset as determined by the Manager in its sole discretion.

       Currently, the REIT's use of leverage is limited to a maximum of 80% of NAV. The use of leverage may, in certain circumstances, maximize the adverse impact to which the REIT's investment portfolio may be subject. Our Manager may from time to time modify our leverage policy in its discretion.

Valuation and Net Asset Value (NAV) Policies

       Our NAV per share will be calculated by our Manager at the end of each fiscal quarter on a fully diluted basis, beginning one year after commencement of the offering using a process that reflects several components, including
(1)	estimated values of each of our multi-housing real estate
assets and investments, including related liabilities, based upon
(a) market capitalization rates, comparable sales information, interest rates, discount rates, net operating income, and (b) in certain instances individual appraisal reports of the underlying real estate provided by an independent valuation expert, (2) the price of liquid assets for which third party market quotes are available, (3) accruals of our periodic dividends and (4) estimated accruals of our operating revenues and expenses. In instances where we determine that an independent appraisal of the real estate asset is necessary, including, but not limited to, instances where our Manager is unsure of its ability on its own to accurately determine the estimated values of our multi-housing real estate assets and investments, or instances where third party market values for comparable properties are either nonexistent or extremely inconsistent, we may engage an appraiser that has expertise in appraising multi-housing real estate assets, to act as our independent valuation expert. The independent valuation expert will not be responsible for, or prepare, our NAV per share. However, we may hire a third party to calculate, or assist with calculating, the NAV per share. The use of different judgments or assumptions would likely result in different estimates of the value of our real estate assets. Moreover, although we evaluate and provide our NAV per share on a quarterly basis, our NAV per share may fluctuate in the interim, so that the NAV per share in effect for any fiscal quarter may not reflect the precise amount that might be paid for your shares in a market transaction. Further, our published NAV per share may not fully reflect certain material events to the extent that they are not known or their financial impact on our portfolio is not immediately quantifiable. Any resulting potential disparity in our NAV per share may be in favor of either shareholders who redeem their shares, or shareholders who buy new shares, or existing shareholders. Note, in addition, that the determination of our NAV is not based on, nor intended to comply with, fair value standards under GAAP and our NAV may not be indicative of the price that we would receive for our assets at current market conditions.

       Our goal is to provide a reasonable estimate of the NAV per share on a quarterly basis. However, the majority of our assets will consist of multi-housing investments and, as with any multi-housing real estate valuation protocol, the conclusions we reach or, solely in the case that there is a conflict, the conclusion reached by our independent valuation expert, will be based on a number of judgments, assumptions and opinions about future events that may or may not prove to be correct. The use of different judgments, assumptions or opinions would likely result in different estimates of the value of our multi-housing real estate assets and investments. In addition, for any given quarter, our published NAV per share may not fully reflect certain material events, to the extent that the financial impact of such events on our portfolio is not immediately quantifiable. As a result, the quarterly calculation of our NAV per share may not reflect the precise amount that might be paid for your shares in a market transaction, and any potential disparity in our NAV per share may be in favor of either shareholders who redeem their shares, or shareholders who buy new shares, or existing shareholders. However, to the extent quantifiable, if a material event occurs in between quarterly updates of NAV that would cause our NAV per share to change by 5% or more from the last disclosed NAV, we will disclose the updated NAV per share and the reason for the change in an offering circular supplement as promptly as reasonably practicable.

       Furthermore, we expect to engage an independent valuation expert with expertise in appraising certain real estate loans and assets to provide annual valuations of certain of our multi-housing real estate assets and investments, including related liabilities, to be set forth in individual appraisal reports of the underlying real estate, and to adjust those valuations for events known to the independent valuation expert that it believes are likely to have a material impact on previously provided estimates of the value of the affected real estate assets and investments and related liabilities. Our Manager will inform the independent valuation expert if a material event occurs between scheduled annual valuations that our Manager believes may materially affect the value of our assets.

Quarterly NAV Per Share Adjustments

       We set our initial offering price at $10.00 per share, which will be the purchase price of our shares until twelve months from the commencement of this offering. Thereafter, the per share purchase price will be adjusted every fiscal quarter and, as of January 1st, April 1st, July 1st and October 1st of each year, will be equal to the greater of (i) $10.00 per share or (ii) the sum of our NAV divided by the number of shares outstanding as of the close of business on the last business day of the prior fiscal quarter.



       Beginning after one year from the commencement of this offering, we will file with the SEC on a quarterly basis an offering circular supplement disclosing the quarterly determination of our NAV per share that will be applicable for such fiscal quarter, which we refer to as the pricing supplement. Except as otherwise set forth in this offering circular, we will disclose, on a quarterly basis in an offering circular supplement filed with the SEC, the principal valuation components of our NAV.

Redemption Plan

       While you should view your investment as long-term, we have adopted a shareholder redemption plan which may provide an opportunity for our shareholders to have their shares of our common stock redeemed by us, subject to certain restrictions and limitations. Shares may not be redeemed under our shareholder redemption plan until the first anniversary of the date such shares were purchased.

       Redemption of shares of our common stock will be made annually upon written request to us at least 15 days prior to the end of the applicable year. We intend to provide notice of redemption by the last business day of each year, with an effective redemption date as of the last day of each year, and to endeavor to remit the redemption price within 14 days of the end of such year; although payment of the redemption price may be delayed until 21 days after the end of such year, due to exigent circumstances, including, without limitation, (1) our partner real estate operators or borrower(s) failing to provide adequate information regarding the assets within a time period that allows us to perform our NAV calculation, which in turn would prevent us from determining share redemption prices; (2) macro- economic crises or property-level events, such as damage to the property, that may affect our ability to make redemptions or determine NAV; and (3) our payment processing provider choosing to discontinue service or has technical outages that prevent us from processing share redemptions in a timely manner. Shareholders may withdraw their redemption request at any time up to three (3) business days prior to the redemption date. If we agree to honor a redemption request, the shares of our common stock to be redeemed will cease to accrue dividends or have voting rights as of the redemption date.

The purchase price for shares redeemed under our shareholder redemption plan will be as follows:

Holding Period from Date of Purchase Redemption Price

Less than 1 year	No redemption allowed
1 year until 2 years	98.0% of NAV per share or $10,
whichever is greater 2 years until 3 years	99.0% of
NAV per share or $10, whichever is greater 3 years
until 4 years	100.0% of NAV per share or $10,
whichever is greater 4 years until 5 years	100.0% of
NAV per share or $10, whichever is greater 5 years or
more	100.0% of NAV per share or $10,
whichever is greater In the event of a
shareholder's death or disability	100% of NAV per share or $10,
whichever is greater

RISK FACTORS

An investment in shares of our common stock involves substantial risks. You should carefully consider the following risk factors in addition to the other information contained in this offering circular before purchasing shares. The occurrence of any of the following risks might cause you to lose a significant part of your investment. The risks and uncertainties discussed below are not the only ones we face, but do represent those risks and uncertainties that we believe are most significant to our business, operating results, prospects and financial condition. Some statements in this offering circular, including statements in the following risk factors, constitute forward-looking statements. Please refer to the section entitled "Statements Regarding Forward-Looking Information."



 Risks Related to an Investment in Multi-Housing Income REIT, Inc.

We have little prior operating history, and the prior performance of our Sponsor or other real estate investment opportunities sponsored by our Sponsor may not predict our future results.

       We are a recently formed company and have little operating history. You should not assume that our performance will be similar to the past performance of our Sponsor or other real estate investment opportunities sponsored by our Sponsor. Our lack of a substantial operating history significantly increases the risk and uncertainty you face in making an investment in our shares.

Because no public trading market for our shares currently exists, it will be difficult for you to sell your shares and, if you are able to sell your shares, you may have to sell them at a substantial discount to the offering price.

       We are not required to effectuate a liquidity event by any specific date. In addition, our charter does not require us to list our shares for trading on a securities exchange by a specified date or at all. Although we may apply to have our shares of common stock approved for listing on the OTCQX marketplace or another secondary market upon the completion of this offering, there is currently no public market for our shares and there may never be. Any subsequent sale of shares of our common stock must comply with applicable state and federal securities laws. Our charter prohibits the ownership of more than 9.8% by value or number of shares, whichever is more restrictive, of our outstanding shares of common stock, or 9.8% by value or number of shares, whichever is more restrictive, of our outstanding capital stock, unless exempted by our board of directors, which may inhibit large investors from desiring to purchase your shares. In addition, our charter contains certain restrictions on the beneficial ownership of shares in order to avoid being deemed "plan assets" under Title I of ERISA. See "Description of Capital Stock and Certain Provisions of Maryland Law, our Charter and Bylaws-Restrictions on Ownership of Shares." Moreover, our shareholder redemption plan includes numerous restrictions that limit your ability to sell your shares to us, and we may amend, suspend, or terminate our shareholder redemption plan. However, in the event that we amend, suspend or terminate our shareholder redemption plan, we will file an offering circular supplement and/or Form 1-U, as appropriate, to disclose such event. We describe the restrictions of our shareholder redemption plan in detail under "Shareholder Redemption Plan." Because of the foregoing, it will be difficult for you to sell your shares promptly or at all. If you are able to sell your shares, you may have to sell them at a discount to their offering price. It is also likely that your shares will not be accepted as the primary collateral for a loan. You should purchase our shares only as a long-term investment because of the illiquid nature of the shares.

If we are unable to find suitable investments, we may not be able to achieve our investment objectives or pay dividends.

       Our ability to achieve our investment objectives and to pay dividends depends upon the performance of our Manager in the acquisition of our investments and the ability of our Manager to source investment opportunities for us. If we fail to raise sufficient proceeds from the sale of shares in this offering, we will be unable to make additional investments. At the same time, the more money we raise in this offering, the greater our challenge will be to invest all of the net offering proceeds in investments that meet our investment criteria. We cannot assure you that our Manager will be successful in obtaining suitable investments or that, if our Manager makes investments on our behalf, our objectives will be achieved. If we, through our Manager, are unable to find suitable investments promptly, we may hold the proceeds from this offering in an interest-bearing account or invest the proceeds in short-term assets in a manner that is consistent with our qualification as a REIT. If we would continue to be unsuccessful in locating suitable investments, we may ultimately decide to liquidate. In the event we are unable to timely locate suitable investments, we may be unable or limited in our ability to pay dividends and we may not be able to meet our investment objectives.



Our ability to commence operations is dependent on our successful raise of at least $3,000,000 in this offering.

       Beginning operations in the near future will be dependent upon our ability to finance our operations from the sale of equity in this offering. There can be no assurance that we will be able to successfully raise the minimum amount of operating capital and therefore no assurance that will actually commence operations or source investments.

If we raise substantially less than the maximum offering amount, we may not be able to acquire a diverse portfolio of investments.

If we raise substantially less than the maximum offering amount, we may not be able to acquire a diverse portfolio of investments (or procure any suitable investment), and the value of your shares may vary more widely with the performance of specific assets. We may commence operations with as little as $3,000,000. Furthermore, our offering and organization expenses (which are capped at 3% of our capital raised in this offering), could significantly reduce the amount of capital which we have available to source and make investments, particularly if we raise substantially less than the maximum offering amount and have incurred high offering and organization expenses.

If we pay dividends from sources other than our cash flow from operations, we will have less funds available for investments and your overall return may be reduced.

       Although our distribution policy is to use our cash flow from operations to pay dividends, our charter permits us to pay dividends from any source, including offering proceeds, borrowings and sales of assets. Until the proceeds from this offering are fully invested and from time to time during the operational stage, we may not generate sufficient cash flow from operations to fund dividends. If we pay dividends from financings, the net proceeds from this or future offerings or other sources other than our cash flow from operations, we will have less funds available for investments in real estate properties and other real estate-related assets and the number of real estate properties that we invest in and the overall return to our shareholders may be reduced. If we fund dividends from borrowings, our interest expense and other financing costs, as well as the repayment of such borrowings, will reduce our earnings and cash flow from operations available for distribution in future periods, and accordingly your overall return may be reduced. If we fund dividends from the sale of assets, this will affect our ability to generate cash flows from operations in future periods.

Disruptions in the financial markets or deteriorating economic conditions could adversely impact the multi-housing real estate market as well as the market for equity-related investments generally, which could hinder our ability to implement our business strategy and generate returns to you.

       We intend to acquire a diversified portfolio of primarily multi-housing properties. We may also invest, to a limited extent, in other real estate-related assets. Economic conditions greatly increase the risks of these investments (see "Risk Factors-Risks Related to Real Estate and Our Investments"). The success of our business is significantly related to general economic conditions and, accordingly, our business could be harmed by an economic slowdown and downturn in real estate asset values, property sales and leasing activities.
Periods of economic slowdown or recession, significantly rising interest rates, declining employment levels, decreasing demand for real estate, declining real estate values, or the public perception that any of these events may occur, can negatively impact the value of our holdings. These economic conditions could result in a general decline in acquisition, disposition and leasing activity, as well as a general decline in the value of real estate and in rents, which in turn would reduce revenue from investment management activities. In addition, these conditions could lead to a decline in property sales prices as well as a decline in funds invested in existing multi-housing real estate assets.

       During an economic downturn, it may also take longer for us to dispose of real estate investments or the selling prices may be lower than originally anticipated. As a result, the carrying value of our real estate investments may become impaired and we could record losses as a result of such impairment or we could experience reduced profitability related to declines in real estate values. Further, as a result of our target leverage, our exposure to adverse general economic conditions is heightened. We are unable to predict the likely duration and severity of any disruption in financial markets and adverse economic conditions in the United States and other countries.

       All of the conditions described above could adversely impact our business performance and profitability, which could result in our failure to pay dividends to our shareholders and could decrease the value of an investment in us. In addition, in an extreme deterioration of our business, we could have insufficient liquidity to meet our debt service obligations when they come due in future years. If we fail to meet our payment or obligations under any credit or other loan agreements, the lenders under any such agreements will be entitled to proceed against the collateral granted to them to secure the debt owed.

We may suffer from delays in locating suitable investments, which could limit our ability to pay dividends and lower the overall return on your investment.

       We rely upon our Sponsor and Manager's real estate professionals to identify suitable investments. Our Sponsor and other affiliates of our Sponsor also rely on Mr. Yung and Mr. Lee-Wen for investment opportunities. To the extent that our Sponsor's real estate and other professionals face competing demands upon their time in instances when we have capital ready for investment, we may face delays in execution.

       Additionally, the current market for acquiring multi-housing properties that meet our investment objectives is highly competitive. The more shares we sell in this offering, the greater our challenge will be to invest all of the offering proceeds (after expenses) on attractive terms. Except for investments that may be described in supplements to this offering circular prior to the date you subscribe for shares of our common stock, you will have no opportunity to evaluate the terms of transactions or other economic or financial data concerning our investments. You must rely entirely on the oversight and management ability of our Manager and the performance of any property manager. We cannot be sure that our Manager will be successful in obtaining suitable investments on financially attractive terms.

       We could also suffer from delays in locating suitable investments as a result of our reliance on our Manager at times when its officers, employees, or agents are simultaneously seeking to locate suitable investments for other programs sponsored by our Sponsor, some of which may have investment objectives and employ investment strategies that are similar to ours.

We have not yet identified any investments to acquire with the net proceeds of this offering. It is currently a "blind- pool" offering. You will not be able to evaluate our future investments prior to purchasing shares, which makes your investment more speculative.

       We will seek to invest substantially all of the offering proceeds available for investment, after the payment of fees and expenses, in multi-housing real estate equity investments. However, because you will be unable to evaluate the economic merit of assets before we invest in them, you will have to rely entirely on the ability of our Manager to select suitable and successful investment opportunities. As of the date of this offering circular, we have no revenue.

Because we are limited in the amount of funds we can raise, we will be limited in the number and type of investments we make and the value of your investment in us will fluctuate with the performance of the specific assets we acquire.

       This offering is being made on a "best efforts maximum" basis and we may begin to invest net proceeds from this offering immediately after the commencement of this offering. Further, under Regulation A, we are only allowed to raise up to $50,000,000 in any 12-month period
(although we may raise capital in other ways). As a result, the amount of proceeds we raise in this offering may be substantially less than the amount we would need to achieve a diversified portfolio of investments, even if we are successful in raising the maximum offering amount. If we are unable to raise substantial funds, we will make fewer investments resulting in less diversification in terms of the type, number and size of investments that we make. In that case, the likelihood that any single asset's performance would adversely affect our profitability will increase. Your investment in shares of our common stock will be subject to greater risk to the extent that we lack a diversified portfolio of investments. Further, we will have certain fixed operating expenses, including certain expenses as a public reporting company, regardless of whether we are able to raise substantial funds in this offering. Our inability to raise substantial funds would increase our fixed operating expenses as a percentage of gross income, reducing our net income and limiting our ability to pay dividends.

You may be more likely to sustain a loss on your investment because our Sponsor does not have as strong an economic incentive to avoid losses as do sponsors who have made significant equity investments in their companies.

Our Sponsor has not purchased shares in this offering at this time. Therefore, if we are successful in raising enough proceeds to be able to reimburse our Sponsor for our organization and offering expenses, our Sponsor will not have exposure to loss in the value of our shares. Without this exposure, our investors may be at a greater risk of loss because our Sponsor does not have as much to lose from a decrease in the value of our shares as do those Sponsors who make significant equity investments in their companies.

Any adverse changes in our Sponsor's financial health or our relationship with our Sponsor or its affiliates could hinder our operating performance and the return on your investment.

       We have engaged our Manager to manage our operations and our portfolio of multi-housing real estate investments and other select real estate-related assets. Our Manager relies on a support agreement with our Sponsor to perform services on its behalf for us. Our ability to achieve our investment objectives and to pay dividends is dependent upon the performance of our Sponsor and its affiliates as well as our Sponsor's real estate professionals in the identification and acquisition of investments, the management of our assets and operation of our day-to-day activities. Any adverse changes in our Sponsor's financial condition or our relationship with our Sponsor could hinder our Manager's ability to successfully manage our operations and our portfolio of investments.

Our ability to implement our investment strategy is dependent, in part, upon our ability to successfully conduct this offering directly through online distribution channels, which makes an investment in us more speculative.

       We will primarily conduct this offering directly through online distribution channels, including our website, and possibly various "crowdfunding" and registered investment advisor (RIA) platforms. The success of this offering, and our ability to implement our business strategy, is dependent upon our ability to sell our shares to investors directly through online distribution channels and to execute on such sales. If we are not successful in selling our shares directly through online distribution channels, our ability to raise proceeds through this offering will be limited and we may not have adequate capital to implement our investment strategy. If we are unsuccessful in implementing our investment strategy, you could lose all or a part of your investment.

If we do not successfully implement a liquidity transaction, you may have to hold your investment for an indefinite period.

       Although we may complete a transaction providing liquidity to shareholders within approximately ten years from the completion of this offering, we are not required to effectuate a liquidity event by any specific date. Market conditions and other factors could cause us to delay the listing of our common stock on a national securities exchange or delay the commencement of a liquidation or other type of liquidity transaction, such as a merger or sale of assets, beyond ten years from the termination of this offering. If our Manager does determine to pursue a liquidity transaction, we would be under no obligation to conclude the process within a set time. If we adopt a plan of liquidation, the timing of the sale of assets will depend on real estate and financial markets, economic conditions in areas in which properties are located, and federal income tax effects on shareholders, that may prevail in the future. We cannot guarantee that we will be able to liquidate all assets. After we adopt a plan of liquidation, we would likely remain in existence until all our investments are liquidated. If we do not pursue a liquidity transaction, or delay such a transaction due to market conditions, your shares may continue to be illiquid and you may, for an indefinite period of time, be unable to convert your investment to cash easily and could suffer losses on your investment.



We may change our targeted investments and investment guidelines without shareholder consent.

       Our Manager may change our targeted investments and investment guidelines at any time without the consent of our shareholders, which could result in our making investments that are different from, and possibly riskier than, the investments described in this offering circular. A change in our targeted investments or investment guidelines may increase our exposure to interest rate risk, default risk and real estate market fluctuations, all of which could adversely affect the value of shares of our common stock and our ability to pay dividends to you.

We have minimal operating capital, no assets and limited revenue from operations.

       We have minimal operating capital and for the foreseeable future will be dependent upon our ability to finance our operations from the sale of equity or other financing alternatives. There can be no assurance that we will be able to successfully raise operating capital. The failure to successfully raise operating capital could result in our bankruptcy or other event which would have a material adverse effect on us and our shareholders. We have no asset and no significant financial resources, so such adverse event could put your investment dollars at significant risk.

The market in which we participate is competitive and, if we do not compete effectively, our operating results could be harmed.

       We compete with many other entities engaged in real estate investment activities, including individuals, corporations, bank and insurance company investment accounts, other REITs, private real estate funds, online real estate investment platforms and other entities engaged in real estate investment activities. This market is competitive and rapidly changing. We expect competition to persist and intensify in the future.

       Competition could result in reduced volumes or the failure of our Sponsor and the other entities it sponsors to achieve or maintain more widespread market acceptance, any of which could harm our business. In addition, in the future we may experience new competition from more established internet companies possessing large, existing customer bases, substantial financial resources and established distribution channels. If any of these companies or any major financial institution decided to enter the online investment business, acquire one of our existing competitors or form a strategic alliance with one of our competitors, our ability to compete effectively could be significantly compromised and our operating results could be harmed.

       Most of our current or potential competitors have significantly more financial, technical, marketing and other resources than we do and may be able to devote greater resources to the development, promotion, sale and support of their platforms and distribution channels. Larger real estate programs may enjoy significant competitive advantages that result from, among other things, a lower cost of capital and enhanced operating efficiencies. In addition, the number of entities and the amount of funds competing for suitable properties may increase. Any such increase would result in increased demand for these assets and therefore increased prices paid for them. If we pay higher prices for properties and other investments, our profitability will be reduced and you may experience a lower return on your investment.

       Our potential competitors may also have longer operating histories, more extensive customer bases, greater brand recognition and broader customer relationships than we have. These competitors may be better able to develop new products, to respond quickly to new technologies and to undertake more extensive marketing campaigns. The online real estate investing industry is driven by constant innovation. If we or our Sponsor are unable to compete with such companies and meet the need for innovation, the demand for our Sponsor's investment products could stagnate or substantially decline.

The management agreement with our Manager was not negotiated with an unaffiliated third party on an arm's length basis and may not be as favorable to us as if it had been negotiated with an unaffiliated third party.

       We have no employees and will rely heavily on our Manager to provide us with all necessary services. Certain of our executive officers also serve as officers of our Manager. Our management agreement with our Manager was negotiated between related parties and its terms, including fees payable, may not be as favorable to us as if it had been negotiated with an unaffiliated third party.

       We will pay our Manager a management fee regardless of the performance of our portfolio. Our Manager's entitlement to a management fee, which is not based upon performance metrics or goals, might reduce its incentive to devote its time and effort to seeking investments that provide attractive risk-adjusted returns for our portfolio. This in turn could hurt both our ability to pay dividends to our shareholders and the market price of our common stock.

       Terminating the management agreement for unsatisfactory performance of our Manager or electing not to renew the management agreement may be difficult.

Our board of directors will approve very broad investment guidelines for our Manager and will not approve each investment and financing decision made by our Manager unless required by our investment guidelines.

       Our Manager will be authorized to follow very broad investment guidelines. Our board of directors will periodically review our investment guidelines and our investment portfolio but will not, and will not be required to, review all of our proposed investments. In addition, in conducting periodic reviews, our board of directors may rely primarily on information provided to them by our Manager. Furthermore, our Manager may use complex strategies, and transactions entered into by our Manager may be costly, difficult or impossible to unwind by the time they are reviewed by our board of directors. Our Manager will have great latitude within the broad parameters of our investment guidelines in determining the types and amounts of target assets it may decide are attractive investments for us, which could result in investment returns that are substantially below expectations or that result in losses, which would materially and adversely affect our business operations and results. Further, decisions made and investments and financing arrangements entered into by our Manager may not fully reflect the best interests of our shareholders.

We will have no recourse to our Sponsor if it does not fulfill its obligations under the support agreement, and our recourse against our Manager if it does not fulfill its obligations under the management agreement will be limited to our termination of the management agreement.

       Our Manager has no employees or separate facilities. As a result, our Manager has entered into a support agreement with our Sponsor pursuant to which our Sponsor will provide our Manager with the personnel, services and resources necessary for our Manager to perform its obligations and responsibilities under the management agreement in exchange for certain amounts payable by our Manager. Because we are not a party to the support agreement, we will not have any recourse to our Sponsor if it does not fulfill its obligations under the support agreement, or if our Sponsor and our Manager choose to amend or terminate the support agreement. Also, our Manager only has limited assets and our recourse against our Manager if it does not fulfill its obligations under the management agreement will likely be limited to our termination of the management agreement.

Our Manager's liability is limited under the management agreement, and we have agreed to indemnify our Manager against certain liabilities. As a result, we could experience poor performance or losses for which our Manager would not be liable.

       Pursuant to the management agreement, our Manager will not assume any responsibility other than to render the services called for thereunder and will not be responsible for any action of our board of directors in following or declining to follow its advice or recommendations. Under the terms of the management agreement, our Manager, its officers, members, managers, directors, personnel, any person controlling or controlled by our Manager and any person providing services to our Manager will not be liable to us, any subsidiary of ours, our shareholders or partners or any subsidiary's shareholders or partners for acts or omissions performed in accordance with and pursuant to the management agreement, except by reason of acts constituting bad faith, willful misconduct, gross negligence, or reckless disregard of their duties under the management agreement pursuant to a final unappealable judgment. In addition, we will agree to indemnify our Manager, its officers, shareholders, members, managers, directors, personnel, any person controlling or controlled by our Manager and any person providing services to our Manager with respect to all expenses, losses, damages, liabilities, demands, charges and claims arising from acts of our Manager that do not stem from a final unappealable judgment of bad faith, willful misconduct, gross negligence, or reckless disregard of duties that are performed in good faith in accordance with and pursuant to the management agreement.

Our Manager and its affiliates have limited experience managing a portfolio of assets in the manner necessary to maintain our qualification as a REIT or our exclusion or an exemption under the Investment Company Act.

       In order to maintain our qualification as a REIT and our exclusion or an exemption from registration under the Investment Company Act, the assets in our portfolio are subject to certain restrictions that limit our operations meaningfully. The REIT rules and regulations are highly technical and complex, and the failure to comply with the income, asset, organizational and ownership tests, dividend requirements and other limitations imposed by these rules and regulations could prevent us from qualifying as a REIT or could force us to pay unexpected taxes and penalties. Our Manager and its affiliates have limited experience managing a portfolio in the manner necessary to maintain our qualification as a REIT and our exclusion or an exemption from registration under the Investment Company Act. The inexperience of our Manager and its affiliates described above may hinder its ability to achieve our objectives or result in loss of our qualification as a REIT or payment of taxes and penalties. As a result, we cannot assure you that we will be able to successfully operate as a REIT, comply with regulatory requirements applicable to REITs, maintain our exclusion or an exemption under the Investment Company Act, or execute our business strategies.

Our residential real estate and real estate-related assets will be subject to the risks typically associated with real estate.

       Our residential real estate and real estate-related assets will be subject to the risks typically associated with real estate. The value of real estate may be adversely affected by a number of risks, including:

*	 natural disasters such as hurricanes, earthquakes and floods;

*	 acts of war or terrorism, including the consequences of
terrorist attacks, such as those that occurred on September
11, 2001 or those that have been carried out or inspired by ISIS and other radical terrorist groups;

*	 adverse changes in national and local economic and real
estate conditions, including availability of and demand for multi-housing housing;

*	 an oversupply of (or a reduction in demand for) space in the areas where particular properties are located and the attractiveness of particular properties to prospective residents;

*	 changes in governmental laws and regulations, fiscal
policies and zoning ordinances and the related costs of compliance therewith and the potential for liability under applicable laws;

*	 costs of remediation and liabilities associated with
environmental, ADA and other physical conditions affecting properties; and

*	 the potential for uninsured or underinsured property losses.

       The value of each property is affected significantly by its ability to generate cash flow and net income, which in turn depends on the amount of rental or other income that can be generated net of expenses required to be incurred with respect to the property. Many expenditures associated with properties (such as operating expenses and capital expenditures) cannot be reduced when there is a reduction in income from the properties.

These factors may have a material adverse effect on the value that we can realize from our assets.



Our Manager's due diligence may not reveal all factors or risks affecting a property.

       There can be no assurance that our Manager's due diligence processes will uncover all relevant facts that would be material to an investment decision. Before making an investment, our Manager will assess the strength of the underlying properties and any other factors that it believes are material to the performance of the investment. In making the assessment and otherwise conducting customary due diligence, our Manager will rely on the resources available to it and, in some cases, investigations by third parties.

A concentration of our investments in residential property may leave our profitability vulnerable to a downturn or slowdown in the sector.

       We expect our property portfolio to be comprised primarily of residential rental properties and development projects. As a result, we will be subject to risks inherent in investments in such types of property. Because our investments are primarily in the residential sector, the potential effects on our revenue and profits resulting from a downturn or slowdown in the residential sector could be more pronounced than if we had more fully diversified our investments.

The actual rents we receive for the properties in our portfolio may be less than estimated market rents, and we may experience a decline in realized rental rates from time to time, which could adversely affect our financial condition, results of operations and cash flow.

       As a result of potential factors, including competitive pricing pressure in our markets, a general economic downturn and the desirability of our properties compared to other properties in our markets, we may be unable to realize our estimated market rents across the properties in our portfolio. In addition, depending on market rental rates at any given time as compared to expiring leases in our portfolio, from time to time rental rates for expiring leases may be higher than starting rental rates for new leases. If we are unable to obtain sufficient rental rates across our portfolio, then our ability to generate cash flow growth will be negatively impacted.

Our reliance on short-term leases may intensify the effects of declining market rents.

       We expect substantially all of our apartment leases to be for a term of one year or less. Because these leases generally permit the residents to leave at the end of the lease term without penalty, our rental revenues may be impacted by declines in market rents more quickly than if our leases were for longer terms.

Increased competition, including increased affordability of single-family homes, could limit our ability to attract or retain residents, or increase or maintain rents.

       Any apartment communities we may acquire will most likely compete with numerous housing alternatives in attracting residents, including single-family homes, as well as owner occupied single- and multi-housing homes available to rent. Competitive housing in a particular area and the increasing affordability of owner occupied single- and multi-housing homes available to rent or buy caused by declining mortgage interest rates and government programs to promote home ownership could adversely affect our ability to attract or retain our residents, or increase or maintain rents.

We may not be able to rebuild our existing properties to their existing specifications if we experience a substantial or comprehensive loss of such properties.

       In the event that we experience a substantial or comprehensive loss of one of our properties, we may not be able to rebuild such property to its existing specifications. Further, reconstruction or improvement of such a property would likely require significant upgrades to meet zoning and building code requirements. Environmental and legal restrictions could also restrict the rebuilding of our properties.



Potential development and construction delays and resultant increased costs and risks may hinder our operating results and decrease our net income.

       From time to time we may acquire unimproved real property or properties that are under development or construction. Investments in such properties will be subject to the uncertainties associated with the development and construction of real property, including those related to re-zoning land for development, environmental concerns of governmental entities and/or community groups and our builders' ability to build in conformity with plans, specifications, budgeted costs and timetables. If a builder fails to perform, we may resort to legal action to rescind the purchase or the construction contract or to compel performance. A builder's performance may also be affected or delayed by conditions beyond the builder's control. We may incur additional risks when we make periodic progress payments or other advances to builders before they complete construction. These and other factors can result in increased costs of a project or loss of our investment. In addition, we will be subject to normal lease-up risks relating to newly constructed projects. We also must rely on rental income and expense projections and estimates of the fair market value of property upon completion of construction when agreeing upon a purchase price at the time we acquire the property. If our projections are inaccurate, we may pay too much for a property, and the return on our investment could suffer. In addition, to the extent we make or acquire loans to finance construction or renovation projects, risks of cost overruns and non-completion of the construction or renovation of the properties underlying loans we make or acquire may materially adversely affect our investment.

A retail component of our residential properties may expose us to the unique risks of owning retail properties.

       Some of our residential properties may have a retail component. The retail space at such properties primarily serves as an additional amenity for their residents. The long-term nature of our retail leases and the characteristics of our expected tenants (the majority of which may be small, local businesses) may subject us to certain risks. We may not be able to lease new space for rents that are consistent with our projections or for market rates. Also, when leases for our existing retail space expire, the terms of reletting, including the cost of allowances and concessions to tenants, may be less favorable than the current lease terms.

       In addition, our properties compete with other properties for retail space. The presence of competitive alternatives may affect our ability to lease space and the level of rents we can obtain. If our retail tenants experience financial distress or bankruptcy, they may fail to comply with their contractual obligations, seek concessions in order to continue operations or cease their operations which could adversely impact our results of operations and financial condition.

Actions of any joint venture partners that we may have in the future could reduce the returns on joint venture investments and decrease our shareholders' overall return.

       We may enter into joint ventures to acquire properties and other assets. We may also purchase and develop properties in joint ventures or in partnerships, co-tenancies or other co-ownership arrangements. Such investments may involve risks not otherwise present with other methods of investment, including, for example, the following risks:

?	that our co-venturer partner in an investment could become
insolvent or bankrupt;
?	that such co-venturer or partner may at any time have economic or business interests or goals that are or that become
inconsistent with our business interests or goals;
?	that such co-venturer, or partner may be in a position to take action contrary to our instructions or requests or contrary to our policies or objectives; or
?	that disputes between us and our co-venturer or partner may
result in litigation or arbitration that would increase our expenses and prevent our officers and directors from focusing their time and effort on our operations.

       Any of the above might subject a property to liabilities in excess of those contemplated and thus reduce our returns on that investment and the value of your investment.



Costs imposed pursuant to governmental laws and regulations may reduce our net income and the cash available for distributions to our shareholders.

       Real property and the operations conducted on real property are subject to federal, state and local laws and regulations relating to protection of the environment and human health. We could be subject to liability in the form of fines, penalties or damages for noncompliance with these laws and regulations. These laws and regulations generally govern wastewater discharges, air emissions, the operation and removal of underground and above-ground storage tanks, the use, storage, treatment, transportation and disposal of solid and hazardous materials, the remediation of contamination associated with the release or disposal of solid and hazardous materials, the presence of toxic building materials and other health and safety-related concerns.

       Some of these laws and regulations may impose joint and several liability on the residents, owners or operators of real property for the costs to investigate or remediate contaminated properties, regardless of fault, whether the contamination occurred prior to purchase, or whether the acts causing the contamination were legal. Activities of our residents, the condition of properties at the time we buy them, operations in the vicinity of our properties, such as the presence of underground storage tanks, or activities of unrelated third parties may affect our properties.

       The presence of hazardous substances, or the failure to properly manage or remediate these substances, may hinder our ability to sell, rent or pledge such property as collateral for future borrowings. Any material expenditures, fines, penalties or damages we must pay will reduce our ability to make distributions and may reduce the value of your investment.

The costs of defending against claims of environmental liability, of complying with environmental regulatory requirements, of remediating any contaminated property or of paying personal injury or other damage claims could reduce the amounts available for distribution to our shareholders.

       Under various federal, state and local environmental laws, ordinances and regulations, a current or previous real property owner or operator may be liable for the cost of removing or remediating hazardous or toxic substances on, under or in such property. These costs could be substantial. Such laws often impose liability whether or not the owner or operator knew of, or was responsible for, the presence of such hazardous or toxic substances. Environmental laws also may impose liens on property or restrictions on the manner in which property may be used or businesses may be operated, and these restrictions may require substantial expenditures or prevent us from entering into leases with prospective residents that may be impacted by such laws. Environmental laws provide for sanctions for noncompliance and may be enforced by governmental agencies or, in certain circumstances, by private parties. Certain environmental laws and common law principles could be used to impose liability for the release of and exposure to hazardous substances, including asbestos-containing materials and lead-based paint. Third parties may seek recovery from real property owners or operators for personal injury or property damage associated with exposure to released hazardous substances and governments may seek recovery for natural resource damage. The costs of defending against claims of environmental liability, of complying with environmental regulatory requirements, of remediating any contaminated property, or of paying personal injury, property damage or natural resource damage claims could reduce the amounts available for distribution to you.

       We expect that all of our properties will be subject to Phase I environmental assessments at the time they are acquired; however, such assessments may not provide complete environmental histories due, for example, to limited available information about prior operations at the properties or other gaps in information at the time we acquire the property. A Phase I environmental assessment is an initial environmental investigation to identify potential environmental liabilities associated with the current and past uses of a given property. If any of our properties were found to contain hazardous or toxic substances after our acquisition, the value of our investment could decrease below the amount paid for such investment. In addition, real estate-related investments in which we invest may be secured by properties with recognized environmental conditions. Where we are secured creditors, we will attempt to acquire contractual agreements, including environmental indemnities, that protect us from losses arising out of environmental problems in the event the property is transferred by foreclosure or bankruptcy; however, no assurances can be given that such indemnities would fully protect us from responsibility for costs associated with addressing any environmental problems related to such properties.



Costs associated with complying with the Americans with Disabilities Act
(ADA) may decrease cash available for distributions.

       Our properties may be subject to the Americans with Disabilities Act of 1990, as amended, or the ADA. Under the ADA, all places of public accommodation are required to comply with federal requirements related to access and use by disabled persons. The ADA has separate compliance requirements for "public accommodations" and "commercial facilities" that generally require that buildings and services be made accessible and available to people with disabilities. The ADA's requirements could require removal of access barriers and could result in the imposition of injunctive relief, monetary penalties or, in some cases, an award of damages. Any funds used for ADA compliance will reduce our net income and the amount of cash available for distributions to you.

Uninsured losses relating to real property or excessively expensive premiums for insurance coverage could reduce our cash flows and the return on our shareholders' investment.

       There are types of losses, generally catastrophic in nature, such as losses due to wars, acts of terrorism, earthquakes, floods, hurricanes, pollution or environmental matters, that are uninsurable or not economically insurable, or may be insured subject to limitations, such as large deductibles or co-payments. Insurance risks associated with potential acts of terrorism could sharply increase the premiums we pay for coverage against property and casualty claims. Additionally, mortgage lenders in some cases insist that property owners purchase coverage against terrorism as a condition for providing mortgage loans. Such insurance policies may not be available at reasonable costs, if at all, which could inhibit our ability to finance or refinance our properties. In such instances, we may be required to provide other financial support, either through financial assurances or self-insurance, to cover potential losses. We may not have adequate coverage for such losses. If any of our properties incurs a casualty loss that is not fully insured, the value of our assets will be reduced by any such uninsured loss, which may reduce the value of your investment. In addition, other than any working capital reserve or other reserves we may establish, we have no source of funding to repair or reconstruct any uninsured property. Also, to the extent we must pay unexpectedly large amounts for insurance, we could suffer reduced earnings that would result in lower distributions to you.

       In addition, insurance may not cover all potential losses on properties underlying mortgage loans that we may originate or acquire, which may impair our security and harm the value of our assets. We will require that each of the borrowers under our mortgage loan investments obtain comprehensive insurance covering the mortgaged property, including liability, fire and extended coverage. However, there are certain types of losses, generally of a catastrophic nature, such as earthquakes, floods and hurricanes that may be uninsurable or not economically insurable. We may not require borrowers to obtain terrorism insurance if it is deemed commercially unreasonable. Inflation, changes in building codes and ordinances, environmental considerations, and other factors also might make it infeasible to use insurance proceeds to replace a property if it is damaged or destroyed. Under such circumstances, the insurance proceeds, if any, might not be adequate to restore the economic value of the mortgaged property, which might impair our security and decrease the value of the property.

Investments in non-conforming or non-investment grade rated loans involve greater risk of loss.

       Some of our debt investments, if any, may not conform to conventional loan standards applied by traditional lenders and either will not be rated or will be rated as non-investment grade by the rating agencies. The non-investment grade ratings for these assets typically result from the overall leverage of the loans, the lack of a strong operating history for the properties underlying the loans, the borrowers' credit history, the properties' underlying cash flow or other factors. As a result, these investments may have a higher risk of default and loss than investment grade rated assets. Any loss we incur may be significant and may reduce distributions to our shareholders and adversely affect the value of our common shares.

Investments that are not United States government insured involve risk of loss.

       We may originate and acquire uninsured loans and assets as part of our investment strategy. Such loans and assets may include mortgage loans, mezzanine loans and bridge loans. While holding such interests, we are subject to risks of borrower defaults, bankruptcies, fraud, losses and special hazard losses that are not covered by standard hazard insurance. In the event of any default under loans, we bear the risk of loss of principal and nonpayment of interest and fees to the extent of any deficiency between the value of the collateral and the principal amount of the loan. To the extent we suffer such losses with respect to our investments in such loans, the value of the Company and the value of our common shares may be adversely affected.

       Changes in interest rates and/or credit spreads could negatively affect the value of any debt investments we may make, which could result in reduced earnings or losses and negatively affect the cash available for distribution to our shareholders.

       We may invest in fixed-rate debt investments with fixed distribution amounts. Under a normal yield curve, an investment in these instruments will decline in value if long-term interest rates increase or if credit spreads widen. We may also invest in floating-rate debt investments, for which decreases in interest rates or narrowing of credit spreads will have a negative effect on value and interest income. Even though a loan or other debt investment may be performing in accordance with its loan agreement and the underlying collateral has not changed, the economic value of the loan may be negatively impacted by the incremental interest foregone from the changes in interest rates or credit spreads. Declines in market value may ultimately reduce earnings or result in losses to us, which may negatively affect cash available for distribution to our shareholders. Prepayments can adversely affect the yields on any debt investments we may make. Prepayments on debt instruments, where permitted under the debt documents, are influenced by changes in current interest rates and a variety of economic, geographic and other factors beyond our control, and consequently, such prepayment rates cannot be predicted with certainty. If we are unable to invest the proceeds of such prepayments received, the yield on our portfolio will decline. In addition, we may acquire assets at a discount or premium and if the asset does not repay when expected, our anticipated yield may be impacted. Under certain interest rate and prepayment scenarios we may fail to recoup fully our cost of acquisition of certain investments.

Complying with REIT requirements may limit our ability to hedge effectively.

       The REIT provisions of the Code may limit our ability to hedge our assets and operations. Under these provisions, any income that we generate from transactions intended to hedge our interest rate, inflation and/or currency risks will be excluded from gross income for purposes of the REIT 75% and 95% gross income tests if the instrument hedges (1) interest rate risk on liabilities incurred to carry or acquire real estate, (2) risk of currency fluctuations with respect to any item of income or gain that would be qualifying income under the REIT 75% or 95% gross income tests or
(3) certain other offsetting positions, and such instrument is properly identified under applicable Treasury Regulations. Income from hedging transactions that do not meet these requirements will generally constitute nonqualifying income for purposes of both the REIT 75% and 95% gross income tests. As a result of these rules, we may have to limit our use of hedging techniques that might otherwise be advantageous, which could result in greater risks associated with interest rate or other changes than we would otherwise incur.

Many of our investments are illiquid and we may not be able to vary our portfolio in response to changes in economic and other conditions.

       Many factors that are beyond our control affect the real estate market and could affect our ability to sell properties and other investments for the price, on the terms or within the time frame that we desire. These factors include general economic conditions, the availability of financing, interest rates and other factors, including supply and demand. Because real estate investments are relatively illiquid, we have a limited ability to vary our portfolio in response to changes in economic or other conditions. Further, before we can sell a property on the terms we want, it may be necessary to expend funds to correct defects or to make improvements. However, we can give no assurance that we will have the funds available to correct such defects or to make such improvements. As a result, we expect many of our investments will be illiquid, and if we are required to liquidate all or a portion of our portfolio quickly, we may realize significantly less than the value at which we have previously recorded our investments and our ability to vary our portfolio in response to changes in economic and other conditions may be relatively limited, which could adversely affect our results of operations and financial condition.



Competition with third parties in acquiring properties and other investments may reduce our profitability and the return on your investment.

       We have significant competition with respect to our acquisition of properties and other investments with many other companies, including other REITs, insurance companies, private investment funds, hedge funds, online investment platforms and other investors, many of which have greater resources than us. We may not be able to compete successfully for investments. In addition, the number of entities and the amount of funds competing for suitable investments may increase. If we acquire properties and other investments at higher prices than our competitors and/or by using less-than- ideal capital structures, our returns will be lower and the value of our assets may not increase or may decrease significantly below the amount we paid for such assets. If such events occur, you may experience a lower return on your investment.

If we sell a property by providing financing to the purchaser, we will bear the risk of default by the purchaser, which could delay or reduce the dividends available to our shareholders.

       If we decide to sell any of our properties, we intend to use our best efforts to sell them for cash; however, in some instances, we may sell our properties by providing financing to purchasers. When we provide financing to a purchaser, we will bear the risk that the purchaser may default, which could reduce our cash dividends to shareholders. Even in the absence of a purchaser default, the distribution of the proceeds of the sale to our shareholders, or the reinvestment of the proceeds in other assets, will be delayed until the promissory note or other property we may accept upon a sale are actually paid, sold, refinanced or otherwise disposed.

 Risks Related to this Offering and Our Corporate Structure

The ownership limits that apply to REITs, as prescribed by the Code and by our charter, limits the number of shares a person may own, which may inhibit market activity in shares of our common stock and restrict our business combination opportunities.

       In order for us to qualify as a REIT, not more than 50% in value of our outstanding shares of stock may be owned, directly or indirectly, by five or fewer individuals (as defined in the Code to include certain entities) at any time during the last half of each taxable year after the first year for which we elect to qualify as a REIT. Additionally, at least 100 persons must beneficially own our stock during at least 335 days of a taxable year (other than the first taxable year for which we elect to be taxed as a REIT). Our charter, with certain exceptions, authorizes our directors to take such actions as are necessary and desirable to preserve our qualification as a REIT. To help us comply with the REIT ownership requirements of the Code, our charter prohibits a person from directly, beneficially or constructively owning more than 9.8% by value or number of shares, whichever is more restrictive, of our outstanding shares of common stock, or 9.8% by value or number of shares, whichever is more restrictive, of our outstanding capital stock, unless exempted by our board of directors. These 9.8% ownership limitations will apply as of the first date of the second taxable year for which we elect to be treated as a REIT, which will be January 1, 2019 assuming we elect to be treated as a REIT for the taxable year ending December 31, 2018. However, our charter will also prohibit any actual, beneficial or constructive ownership of our shares that causes us to fail to qualify as a REIT (including any ownership that would result in any of our income that would otherwise qualify as "rents from real property" for purposes of the REIT rules to fail to qualify as such) and such ownership limitation shall not be waived. In addition, our charter will prohibit a person from owning actually or constructively shares of our outstanding capital stock if such ownership would result in any of our income that would otherwise qualify as "rents from real property" for purposes of the REIT rules to fail to qualify as such. Our board of directors may, in its sole discretion, subject to such conditions as it may determine and the receipt of certain representations and undertakings, prospectively or retroactively, waive the 9.8% ownership limits or establish a different limit on ownership, or excepted holder limit, for a particular shareholder if the shareholder's ownership in excess of the ownership limit would not result in our being "closely held" under Section 856(h) of the Code or otherwise failing to qualify as a REIT. These restrictions may have the effect of delaying, deferring, or preventing a change in control of us, including an extraordinary transaction (such as a merger, tender offer or sale of all or substantially all of our assets) that might provide a premium price for holders of our common stock or otherwise be in the best interest of our shareholders.



Rapid changes in the values of our assets may make it more difficult for us to maintain our qualification as a REIT or our exception from the definition of an investment company under the Investment Company Act.

       If the market value or income potential of our qualifying real estate assets changes as compared to the market value or income potential of our non-qualifying assets, or if the market value or income potential of our assets that are considered "real estate-related assets" under the Investment Company Act or REIT qualification tests changes as compared to the market value or income potential of our assets that are not considered "real estate-related assets" under the Investment Company Act or REIT qualification tests, whether as a result of increased interest rates, prepayment rates or other factors, we may need to modify our investment portfolio in order to maintain our REIT qualification or exception from the definition of an investment company. If the decline in asset values or income occurs quickly, this may be especially difficult, if not impossible, to accomplish. This difficulty may be exacerbated by the illiquid nature of many of the assets that we may own. We may have to make investment decisions that we otherwise would not make absent REIT and Investment Company Act considerations.

Our shareholders will have limited voting rights and will not have control over changes in our policies and operations, which increases the uncertainty and risks our shareholders face.

       Our Manager and/or our board of directors determines our major policies, including our policies regarding financing, growth, debt capitalization, REIT qualification and dividends. Our Manager and/or our board of directors may amend or revise these and other policies without a vote of the shareholders. Under Maryland General Corporation Law and our charter, our shareholders have a right to vote only on limited matters. Our Manager's and/or our board of directors' broad discretion in setting policies and our shareholders' inability to exert control over those policies increases the uncertainty and risks our shareholders face.

       Our shareholders may not be able to sell their shares under our shareholder redemption plan and, if our shareholders are able to sell their shares under the redemption plan, they may not be able to recover the amount of their investment in our shares.

       Our shareholder redemption plan includes numerous restrictions that limit your ability to sell your shares. You must hold your shares for at least one year in order to participate in the shareholder redemption plan, except for redemptions sought upon a shareholder's death or complete disability (as defined in the redemption plan). We limit the number of shares redeemed pursuant to the shareholder redemption plan in any calendar year to 5.0% of the weighted average number of shares outstanding during the prior calendar year We will not redeem shares if our board of directors determines, in its sole discretion, that the redemption price determined in accordance with the terms of the shareholder redemption plan exceeds the then current fair market value of the shares to be redeemed. Further, we have no obligation to redeem shares if the redemption would violate the restrictions on dividends under Maryland law, which prohibits dividends that would cause a corporation to fail to meet statutory tests of solvency. These limits may prevent us from accommodating all redemption requests made in any year.

       Under our shareholder redemption plan, shares may be repurchased at varying prices depending on (a) the number of years the shares have been held, (b) the estimated value per share and (c) whether the redemptions are sought upon a shareholder's death or complete disability. Thus, if your shares are redeemed by us pursuant to our redemption plan, it is possible that you will receive less than the fair market value of the shares at the time of such redemption.

       Our board of directors may amend, suspend or terminate our shareholder redemption plan at any time without prior notice, including to protect our operations and our non-redeemed shareholders, to prevent an undue burden on our liquidity, to preserve our status as a REIT, following any material decrease in our NAV, or for any other reason. Our limits on ownership of our shares also may require us to decline redemption requests that would cause other shareholders to exceed such ownership limits. In addition, in order to comply with certain of the distribution requirements applicable to REITs we will decline to honor any redemption request that we believe is a "dividend equivalent" redemption as discussed in "U.S. Federal Income Tax Considerations-Taxation of Taxable U.S. Shareholders-Redemptions of Common Stock." However, in the event that we amend, suspend or terminate our redemption plan, we will file an offering circular supplement and/or Form 1-U, as appropriate, to disclose such amendment. See "Shareholder Redemption Plan" for more information about the redemption plan. The restrictions of our shareholder redemption plan will severely limit your ability to sell your shares should you require liquidity and limit your ability to recover the value you invest in our common stock.



Breaches of our data security could materially harm us, including our business, financial performance and reputation.

       We collect and retain certain personal information provided by our actual and prospective investors during the subscription process, as well as our residents and employees. Security measures we have implemented to protect the confidentiality of this information and periodically review and improve our security measures may not prevent unauthorized access to this information. Any breach of our data security measures and loss of this information may result in legal liability and costs (including damages and penalties), as well as damage to our reputation, that could materially and adversely affect us, including our business and financial performance.

 Risks Related to Compliance and Regulation

We are offering shares of our common stock pursuant to recent amendments to Regulation A promulgated pursuant to the Jumpstart Our Business Startups Act of 2012, or the JOBS Act, and we cannot be certain if the reduced disclosure requirements applicable to Tier 2 issuers will make shares of our common stock less attractive to investors as compared to a traditional initial public offering.

       As a Tier 2 issuer, we will be subject to scaled disclosure and reporting requirements, which may make shares of our common stock less attractive to investors as compared to a traditional initial public offering, which may make an investment in shares of our common stock less attractive to investors who are accustomed to enhanced disclosure and more frequent financial reporting. In addition, given the relative lack of regulatory precedence regarding the recent amendments to Regulation A, there is a significant amount of regulatory uncertainty in regard to how the SEC or the individual state securities regulators will regulate both the offer and sale of our securities, as well as any ongoing compliance that we may be subject to. If our scaled disclosure and reporting requirements, or regulatory uncertainty regarding Regulation A, reduces the attractiveness of shares of our common stock, we may be unable to raise the necessary funds necessary to commence operations, or to develop a diversified portfolio of real estate investments, which could severely affect the value of shares of our common stock.

Our use of Form 1-A and our reliance on Regulation A for this offering may make it more difficult to raise capital as and when we need it, as compared to if we were conducting a traditional initial public offering on Form S-11.

       Because of the exemptions from various reporting requirements provided to us under Regulation A and because we are only permitted to raise up to $50,000,000 in any 12-month period under Regulation A (although we may raise capital in other ways), we may be less attractive to investors and it may be difficult for us to raise additional capital as and when we need it. Investors may be unable to compare our business with other companies in our industry if they believe that our financial accounting is not as transparent as other companies in our industry. If we are unable to raise additional capital as and when we need it, our financial condition and results of operations may be materially and adversely affected.

There may be deficiencies with our internal controls that require improvements, and if we are unable to adequately evaluate internal controls, we may be subject to sanctions.

       As a Tier 2 issuer, we will not need to provide a report on the effectiveness of our internal controls over financial reporting, and we will be exempt from the auditor attestation requirements concerning any such report so long as we are a Tier 2 issuer. We are in the process of evaluating whether our internal control procedures are effective and therefore there is a greater likelihood of undiscovered errors in our internal controls or reported financial statements as compared to issuers that have conducted such evaluations.

Laws intended to prohibit money laundering may require our Sponsor to disclose investor information to regulatory authorities.

       The Uniting and Strengthening America By Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (The "PATRIOT"
Act) requires that financial institutions establish and maintain compliance programs to guard against money laundering activities, and requires the Secretary of the U.S. Treasury ("Treasury") to prescribe regulations in connection with anti-money laundering policies of financial institutions. The Financial Crimes Enforcement Network ("FinCEN"), an agency of the Treasury, has announced that it is likely that such regulations would subject certain pooled investment vehicles to enact anti-money laundering policies. It is possible that there could be promulgated legislation or regulations that would require our Sponsor or its service providers to share information with governmental authorities with respect to prospective investors in connection with the establishment of anti-money laundering procedures. Such legislation and/or regulations could require us to implement additional restrictions on the transfer of shares of our common stock to comply with such legislation and/or regulations. We reserve the right to request such information as is necessary to verify the identity of prospective shareholders and the source of the payment of subscription monies, or as is necessary to comply with any customer identification programs required by FinCEN and/or the SEC. In the event of delay or failure by a prospective shareholder to produce any information required for verification purposes, an application for, or transfer of, shares of our common stock may be refused. We will not have the ability to reject a transfer of shares of our common stock where all necessary information is provided and any other applicable transfer requirements, including those imposed under the transfer provisions of our charter, are satisfied.

 Risks Related to Conflicts of Interest

There are conflicts of interest between us, our Manager and its affiliates.

       Our executive officers are principals in both our Manager and our Sponsor, which provides asset management and other services to our Manager and us. Prevailing market rates are determined by our Manager based on industry standards and expectations of what our Manager would be able to negotiate with a third party on an arm's length basis. All of the agreements and arrangements between such parties, including those relating to compensation, are not the result of arm's length negotiations with an unaffiliated third party. Some of the conflicts inherent in our transactions with our Manager and its affiliates, and the limitations on such parties adopted to address these conflicts, are described below. We, our Manager and their affiliates will try to balance our interests with their own. However, to the extent that such parties take actions that are more favorable to other entities than us, these actions could have a negative impact on our financial performance and, consequently, on dividends to shareholders and the value of shares of our common stock. We have adopted a conflicts of interest policy and certain conflicts will be reviewed by the Independent Representative (defined below). See "Conflicts of Interest and Related Party Transactions-Certain Conflict Resolution Measures- Independent Representative" and "-Our Policies Relating to Conflicts of Interest".

The interests of our Manager, the principals and its other affiliates may conflict with your interests.

       The management agreement provides our Manager with broad powers and authority which may result in one or more conflicts of interest between your interests and those of our Manager, the principals and its other affiliates. This risk is increased by our Manager being controlled by the principals of our Sponsor, who sponsor and participate, or expect to sponsor and participate, directly or indirectly in other offerings by our Sponsor and its affiliates. Potential conflicts of interest include, but are not limited to, the following:

*	 the Manager, the principals and/or its other affiliates may continue to offer other real estate investment opportunities, including additional securities offerings similar to this
offering, and may make investments in real estate assets for their own respective accounts, whether or not competitive with our business;
*	 the Manager, the principals and/or its other affiliates will not be required to disgorge any profits or fees or other compensation they may receive from any other business they own separately from us, and you will not be entitled to receive or share in any of the profits return fees or compensation from any other business owned and operated by the Manager, the principals and/or its other affiliates for their own benefit;

*	 we may engage the Manager or affiliates of the Manager to
perform services at prevailing market rates. Prevailing market rates are determined by the Manager based on industry standards and expectations of what the Manager would be able to negotiate with a third party on an arm's length basis; and

*	 the Manager, the principals and/or its other affiliates are not required to devote all of their time and efforts to our affairs.



As our Sponsor establishes additional REIT offerings closed-end funds and other investment vehicles in the future, there may be conflicts of interest among the various REIT offerings, closed-end funds and other investment vehicles, which may result in opportunities that would otherwise benefit us being allocated to the other offerings.

       Our Sponsor has in the past established and sponsored private real estate funds, and in the future expects to establish and sponsor additional private real estate funds and additional REIT offerings, as well as other potential investment vehicles (including open-end funds and separate accounts). The existing private real estate fund does, and any future investment vehicles may, have investment criteria similar to ours. If a sale, financing, investment or other business opportunity would be suitable for more than one REIT, closed-end fund or other investment vehicle, our Manager's investment committee will allocate it according to the policies and procedures adopted by our Manager. Any allocation of this type may involve the consideration of a number of factors that our Manager's investment committee may determine to be relevant. Except under any policies that may be adopted by our Manager or our Sponsor in the future, no REIT (including us), closed-end fund or other investment vehicle sponsored by our Sponsor will have any duty, responsibility or obligation to refrain from:

?	Engaging in the same or similar activities or lines of business as any other REIT, closed-end fund or other investment vehicle sponsored by our Sponsor;

?	Doing business with any potential or actual investor, resident, lender, purchaser, supplier, customer, or competitor of any REIT, closed-end fund or other investment vehicle sponsored by our Sponsor;

?	Engaging in, or refraining from, any other activities whatsoever relating to any of the potential or actual residents, investors, lenders, purchasers, suppliers or customers of any REIT, closed-end fund or other investment vehicle sponsored by our Sponsor;

?	Establishing material commercial relationships with another REIT, closed-end fund or other investment vehicle sponsored by our Sponsor, and arranging for compensation from such relationships on better than we can achieve or than our manager can achieve on our behalf; or

?	Making operational and financial decisions that could be considered to be detrimental to another REIT, closed- end fund or other investment vehicle sponsored by our Sponsor.

       In addition, any decisions by our Sponsor or Manager to renew, extend, modify or terminate an agreement or arrangement, or enter into similar agreements or arrangements in the future, may benefit one REIT, closed-end fund or other investment vehicle more than another REIT, closed-end fund or other investment vehicle or limit or impair the ability of any REIT, closed-end fund or other investment vehicle to pursue business opportunities. In addition, third parties may require as a condition to their arrangements or agreements with or related to any one particular REIT, closed-end fund or other investment vehicle that such arrangements or agreements include or not include another REIT, closed-end fund or other investment vehicle, as the case may be. Any of these decisions may benefit one REIT, closed-end fund or other investment vehicle more than another REIT, closed-end fund or other investment vehicle.

 Risks Related to Sources of Financing and Hedging

We may incur significant debt, which may subject us to increased risk of loss and may reduce cash available for dividends to our shareholders.

        Subject to market conditions and availability, we may incur significant debt through bank credit facilities (including term loans and revolving facilities), repurchase agreements, warehouse facilities and structured financing arrangements, public and private debt issuances and derivative instruments, in addition to transaction or asset specific funding arrangements. The percentage of leverage we employ, if any, will vary depending on our available capital, our ability to obtain and access financing arrangements with lenders, debt restrictions contained in those financing arrangements and the lenders' and rating agencies' estimate of the stability of our investment portfolio's cash flow. During the period when we are acquiring our initial portfolio, we may employ greater leverage on individual assets (that will also result in greater leverage of the interim portfolio) in order to quickly build a diversified portfolio of assets. Our Manager may from time to time modify our leverage policy in its discretion. Incurring substantial debt could subject us to many risks that, if realized, would materially and adversely affect us, including the risk that:

*	 Our cash flow from operations may be insufficient to make
required payments of principal of and interest on the debt or we may fail to comply with all of the other covenants contained in the debt, which is likely to result in (a) acceleration of such debt (and any other debt containing a cross-default or cross-acceleration provision) that we may be unable to repay from internal funds or to refinance on favorable terms, or at all, (b) our inability to borrow unused amounts under our financing arrangements, even if we are current in payments on borrowings under those arrangements or pay dividends of excess cash flow held in reserve by such financing sources, and/or (c) the loss of some or all of our assets to foreclosure or sale;

*	 Our debt may increase our vulnerability to adverse economic and industry conditions with no assurance that investment yields will increase with higher financing costs;

*	 We may be required to dedicate a substantial portion of our cash flow from operations to payments on our debt, thereby reducing funds available for operations, future business opportunities, shareholder dividends or other purposes; and

*	 We are not able to refinance debt that matures prior to the investment it was used to finance on favorable terms, or at all. There can be no assurance that a leveraging strategy will be successful.

       Any lending facilities which we enter would be expected to contain customary negative covenants and other financial and operating covenants that, among other things, may affect our ability to incur additional debt, make certain investments or acquisitions, reduce liquidity below certain levels, pay dividends to our shareholders, redeem debt or equity securities and impact our flexibility to determine our operating policies and investment strategies. For example, such loan documents may contain negative covenants that limit, among other things, our ability to repurchase our common stock, distribute more than a certain amount of our net income or funds from operations to our shareholders, employ leverage beyond certain amounts, sell assets, engage in mergers or consolidations, grant liens, and enter into transactions with affiliates (including amending the management agreement with our Manager in a material respect). If we fail to meet or satisfy any such covenants, we would likely be in default under these agreements, and the lenders could elect to declare outstanding amounts due and payable, terminate their commitments, require the posting of additional collateral and enforce their interests against existing collateral. We could also become subject to cross-default and acceleration rights and, with respect to collateralized debt, the posting of additional collateral and foreclosure rights upon default. Further, such restrictions could also make it difficult for us to satisfy the qualification requirements necessary to maintain our status as a REIT.

Interest rate fluctuations could increase our financing costs and reduce our ability to generate income on our investments, each of which could lead to a significant decrease in our results of operations, cash flows and the market value of our investments.

       Our primary interest rate exposures will relate to the yield on our investments and the financing cost of our debt, as well as our interest rate derivatives that we utilize for hedging purposes. Changes in interest rates will affect our net interest income, which is the difference between the income we earn on our investments and the interest expense we incur in financing these investments. Interest rate fluctuations resulting in our interest expense exceeding income would result in operating losses for us. Changes in the level of interest rates also may affect our ability to invest in investments, the value of our investments and our ability to realize gains from the disposition of assets.

       To the extent that our financing costs will be determined by reference to floating rates, such as LIBOR or a Treasury index, plus a margin, the amount of such costs will depend on a variety of factors, including, without limitation,
(a) for collateralized debt, the value and liquidity of the collateral, and for non-collateralized debt, our credit, (b) the level and movement of interest rates, and (c) general market conditions and liquidity. In a period of rising interest rates, our interest expense on floating rate debt would increase, while any income we earn may not compensate for such increase in interest expense.



       Our operating results will depend, in part, on differences between the income earned on our investments, net of credit losses, and our financing costs. For any period during which our investments are not match-funded, the income earned on such investments may respond more slowly to interest rate fluctuations than the cost of our borrowings. Consequently, changes in interest rates, particularly short-term interest rates, may immediately and significantly decrease our results of operations and cash flows and the market value of our investments.

Any bank credit facilities and repurchase agreements that we may use in the future to finance our assets may require us to provide additional collateral or pay down debt.

       We may utilize bank credit facilities or repurchase agreements (including term loans and revolving facilities) to finance our assets if they become available on acceptable terms. Such financing arrangements would involve the risk that the market value of the investments pledged by us to the provider of the bank credit facility or repurchase agreement counterparty may decline in value, in which case the lender may require us to provide additional collateral or to repay all or a portion of the funds advanced. We may not have the funds available to repay our debt at that time, which would likely result in defaults unless we are able to raise the funds from alternative sources, which we may not be able to achieve on favorable terms or at all. Posting additional collateral would reduce our liquidity and limit our ability to leverage our assets. If we cannot meet these requirements, the lender could accelerate our indebtedness, increase the interest rate on advanced funds and terminate our ability to borrow funds from it, which could materially and adversely affect our financial condition and ability to implement our investment strategy. In addition, if the lender files for bankruptcy or becomes insolvent, our loans may become subject to bankruptcy or insolvency proceedings, thus depriving us, at least temporarily, of the benefit of these assets. Such an event could restrict our access to bank credit facilities and increase our cost of capital. The providers of bank credit facilities and repurchase agreement financing may also require us to maintain a certain amount of cash or set aside assets sufficient to maintain a specified liquidity position that would allow us to satisfy our collateral obligations. As a result, we may not be able to leverage our assets as fully as we would choose, which could reduce our return on assets. If we are unable to meet these collateral obligations, our financial condition and prospects could deteriorate rapidly.

       There can be no assurance that we will be able to obtain additional bank credit facilities or repurchase agreements on favorable terms, or at all.

If we enter into financing arrangements involving balloon payment obligations, it may adversely affect our ability to make distributions to our shareholders.

       Some of our financing arrangements may require us to make a lump-sum or "balloon" payment at maturity. Our ability to make a balloon payment is uncertain and may depend upon our ability to obtain replacement financing or our ability to sell particular properties. At the time the balloon payment is due, we may or may not be able to refinance the balloon payment on terms as favorable as the original loan or sell the particular property at a price sufficient to make the balloon payment. Such a refinancing would be dependent upon interest rates and lenders' policies at the time of refinancing, economic conditions in general and the value of the underlying properties in particular. The effect of a refinancing or sale could affect the rate of return to shareholders and the projected time of disposition of our assets.

Our access to sources of financing may be limited and thus our ability to grow our business and to maximize our returns may be adversely affected.

       Subject to market conditions and availability, we may incur significant debt through bank credit facilities (including term loans and revolving facilities), repurchase agreements, warehouse facilities and structured financing arrangements, public and private debt issuances and derivative instruments, in addition to transaction or asset specific funding arrangements. We may also issue additional debt or equity securities to fund our growth.

       Our access to sources of financing will depend upon a number of factors, over which we have little or no control, including:

*	 general economic or market conditions;

*	 the market's view of the quality of our assets;



*	 the market's perception of our growth potential; and

*	 our current and potential future earnings and cash dividends.

       We will need to periodically access the capital markets to raise cash to fund new investments. Unfavorable economic or capital market conditions may increase our funding costs, limit our access to the capital markets or could result in a decision by our potential lenders not to extend credit. An inability to successfully access the capital markets could limit our ability to grow our business and fully execute our business strategy and could decrease our earnings, if any. In addition, uncertainty in the capital and credit markets could adversely affect one or more private lenders and could cause one or more of our private lenders to be unwilling or unable to provide us with financing or to increase the costs of that financing. In addition, if regulatory capital requirements imposed on our private lenders change, they may be required to limit, or increase the cost of, financing they provide to us. In general, this could potentially increase our financing costs and reduce our liquidity or require us to sell assets at an inopportune time or price. No assurance can be given that we will be able to obtain any such financing on favorable terms or at all.

 Federal Income Tax Risks

       Failure to qualify as a REIT would reduce our net earnings available for investment or distribution and would adversely affect the timing, amount, and character of dividends to shareholders.

       Our qualification as a REIT will depend upon our ability to meet requirements regarding our organization and ownership, dividends of our income, the nature and diversification of our income and assets, and other tests imposed by the Code. If we fail to qualify as a REIT for any taxable year after electing REIT status, we will be subject to federal income tax on our taxable income at corporate rates. In addition, we would generally be disqualified from treatment as a REIT for the four taxable years following the year of losing our REIT status. Losing our REIT status would reduce our net earnings available for investment or distribution to shareholders because of the additional tax liability. Dividends to shareholders would no longer qualify for the dividends-paid deduction and we would no longer be required to pay dividends. If this occurs, we might be required to borrow funds or liquidate some investments in order to pay the applicable taxes.

Even if we qualify as a REIT for federal income tax purposes, we may be subject to other tax liabilities that reduce our cash flow and our ability to pay dividends to our shareholders.

       Even if we qualify as a REIT for federal income tax purposes, we may be subject to some federal, state and local taxes on our income or property. For example:

* In order to qualify as a REIT, we must distribute annually at least 90% of our REIT taxable income to our shareholders (which is determined without regard to the dividends-paid deduction or net capital gain). To the extent that we satisfy the distribution requirement but distribute less than 100% of our REIT taxable income, we will generally be subject to federal corporate income tax on the undistributed income.

* We will be subject to a 4% nondeductible excise tax on the amount, if any, by which dividends we pay in any calendar year are less than the sum of 85% of our ordinary income, 95% of our capital gain net income, and 100% of our undistributed income from prior years.

* If we have net income from the sale of foreclosure property that we hold primarily for sale to customers in the ordinary course of business or other non-qualifying income from foreclosure property, we must pay a tax on that income at the highest corporate income tax rate.

* If we sell an asset, other than foreclosure property, that we hold primarily for sale to customers in the ordinary course of business, our gain would be subject to the 100% "prohibited transaction" tax unless such sale were made by one of our TRSs or we qualified for a "safe harbor" under the Code.

We intend to pay dividends to our shareholders to comply with the REIT requirements of the Code.



REIT distribution requirements could adversely affect our ability to execute our business plan or our liquidity and may force us to borrow funds during unfavorable market conditions.

       In order to maintain our REIT status and to meet the REIT distribution requirements, we may need to borrow funds on a short-term basis or sell assets, even if the then-prevailing market conditions are not favorable for these borrowings or sales. In addition, we may need to reserve cash (including proceeds from this offering) to satisfy our REIT distribution requirements, even though there are attractive investment opportunities that may be available. To qualify as a REIT, we generally must distribute to our shareholders at least 90% of our net taxable income each year, excluding capital gains. In addition, we will be subject to corporate income tax to the extent we distribute less than 100% of our taxable income including any net capital gain. We intend to make distributions to our shareholders to comply with the requirements of the Code for REITs and to minimize or eliminate our corporate income tax obligation to the extent consistent with our business objectives. Our cash flows from operations may be insufficient to fund required distributions, for example as a result of differences in timing between the actual receipt of income and the recognition of income for U.S. federal income tax purposes, the effect of non-deductible capital expenditures, the creation of reserves or required debt service or amortization payments (including, for example, where a borrower defers the payment of interest in cash pursuant to a contractual right or otherwise). The insufficiency of our cash flows to cover our distribution requirements could have an adverse impact on our ability to raise short- and long-term debt or sell equity securities in order to fund distributions required to maintain our REIT status. In addition, we will be subject to a 4% nondeductible excise tax on the amount, if any, by which distributions paid by us in any calendar year are less than the sum of 85% of our ordinary income, 95% of our capital gain net income and 100% of our undistributed income from prior years. To address and/or mitigate some of these issues, we may make taxable distributions that are in part paid in cash and in part paid in our common stock. In such cases our shareholders may have tax liabilities from such distributions in excess of the cash they receive. The treatment of such taxable share distributions is not clear, and it is possible the taxable share distribution will not count towards our distribution requirement, in which case adverse consequences could apply.

Dividends payable by REITs generally do not qualify for the reduced tax rates on dividend income from regular corporations, which could adversely affect the value of our common stock.

       The maximum regular U.S. federal income tax rate for certain qualified dividends payable to U.S. holders of U.S. corporate stock that are individuals, is currently 20%. Dividends payable by REITs, however, are generally not eligible for the reduced rates and therefore are subject to regular U.S. federal income tax rates on ordinary income of a noncorporate
U.S.	holder (currently at a maximum rate of 39.6%). Such dividends are also not eligible for the dividends received deduction generally available to corporations with respect to dividends from U.S. corporations. Although the reduced U.S. federal income tax rate applicable to dividend income from regular corporate dividends does not adversely affect the taxation of REITs or dividends paid by REITs, the more favorable rates applicable to regular corporate dividends could cause investors who are individuals, trusts and estates to perceive investments in REITs to be relatively less attractive than investments in the stocks of non-REIT corporations that pay dividends, which could adversely affect the value of the shares of REITs, including our common stock.

To maintain our REIT status, we may be forced to forego otherwise attractive opportunities, which may delay or hinder our ability to meet our investment objectives and reduce our shareholders' overall return.

       To qualify as a REIT, we must satisfy certain tests on an ongoing basis concerning, among other things, the sources of our income, nature of our assets, and the amounts we distribute to our shareholders. We may be required to pay dividends to shareholders at times when it would be more advantageous to reinvest cash in our business or when we do not have funds readily available for distribution. Compliance with the REIT requirements may hinder our ability to operate solely on the basis of maximizing profits and the value of our shareholders' investment.

If we fail to invest a sufficient amount of the net proceeds from selling our common stock in real estate assets within one year from the receipt of the proceeds, we could fail to qualify as a REIT.

       Temporary investment of the net proceeds from sales of our common stock in short-term securities and income from such investment generally will allow us to satisfy various REIT income and asset requirements, but only during the one-year period beginning on the date we receive the net proceeds. If we are unable to invest a sufficient amount of the net proceeds from sales of our common stock in qualifying real estate assets within such one-year period, we could fail to satisfy one or more of the gross income or asset tests and/or we could be limited to investing all or a portion of any remaining funds in cash or cash equivalents. If we fail to satisfy any such income or asset test, unless we are entitled to relief under certain provisions of the Code, we could fail to qualify as a REIT. See "U.S. Federal Income Tax Considerations."

Our ability to provide certain services to our residents may be limited by the REIT rules, or may have to be provided through a TRS.

       As a REIT, we generally cannot hold interests in rental property where residents receive services other than services that are customarily provided by landlords, nor can we derive income from a third party that provides such services. If services to residents at properties in which we hold an interest are limited to customary services, those properties may be disadvantaged as compared to other properties that can be operated without the same restrictions. However, we can provide such non-customary services to residents or share in the revenue from such services if we do so through a TRS, though income earned through the TRS will be subject to corporate income taxes.

If we form a taxable REIT subsidiary (TRS), our overall tax liability could increase.

       Any TRS we form will be subject to U.S. federal, state and local income tax on its taxable income. Accordingly, although our ownership of any TRSs may allow us to participate in the operating income from certain activities that we could not participate in, that operating income will be fully subject to income tax. The after-tax net income of any TRS would be available for distribution to us, however any dividends received by us from our domestic TRSs will only be qualifying income for the 95% REIT income test, not the 75% REIT income test.

Although our use of TRSs may partially mitigate the impact of meeting certain requirements necessary to maintain our qualification as a REIT, there are limits on our ability to own and engage in transactions with TRSs, and a failure to comply with such limits would jeopardize our REIT qualification and may result in the application of a 100% excise tax.

       A REIT may own up to 100% of the stock or securities of one or more TRSs. A TRS may hold assets and earn income that would not be qualifying assets or income if held or earned directly by a REIT. Both the subsidiary and the REIT must jointly elect to treat the subsidiary as a TRS. A corporation of which a TRS directly or indirectly owns more than 35% of the voting power or value of the stock will automatically be treated as a TRS. Overall, no more than 25% (for taxable years beginning before January 1, 2018) or 20% (for taxable years beginning on or after January 1, 2018) of the value of a REIT's assets may consist of stock or securities of one or more TRSs. In addition, the rules limit the deductibility of interest paid or accrued by a TRS to its parent REIT to assure that the TRS is subject to an appropriate level of corporate taxation. The rules also impose a 100% excise tax on certain transactions between a TRS and its parent REIT that are not conducted on an arm's-length basis. We may jointly elect with one or more subsidiaries for those subsidiaries to be treated as TRSs for U.S. federal income tax purposes. These TRSs will pay U.S. federal, state and local income tax on their taxable income, and their after-tax net income will be available for distribution to us but is not required to be distributed to us. We will monitor the value of our respective investments in any TRSs we may form for the purpose of ensuring compliance with TRS ownership limitations and intend to structure our transactions with any such TRSs on terms that we believe are arm's- length to avoid incurring the 100% excise tax described above. There can be no assurance, however, that we will be able to comply with the TRS ownership limitation or to avoid application of the 100% excise tax.

You may be restricted from acquiring, transferring or redeeming certain amounts of our common stock.

       In order to maintain our REIT qualification, among other requirements, no more than 50% in value of our outstanding shares may be owned, directly or indirectly, by five or fewer individuals, as defined in the Code to include certain kinds of entities, during the last half of any taxable year, other than the first year for which a REIT election is made. To assist us in qualifying as a REIT, our charter contains an aggregate share ownership limit and a common stock ownership limit. Generally, any of our shares owned by affiliated owners will be added together for purposes of the aggregate share ownership limit, and any common stock owned by affiliated owners will be added together for purposes of the common stock ownership limit. In addition, our charter prohibits a person from owning actually or constructively shares of our outstanding capital stock if such ownership would result in any of our income that would otherwise qualify as rents from real property for purposes of the REIT rules to fail to qualify as such.



       If anyone attempts to transfer or own shares in a way that would violate the aggregate share ownership limit or the common stock ownership limit or results in ownership that would result in any of our income that would otherwise qualify as rents from real property for purposes of the REIT rules to fail to qualify as such, or would prevent us from continuing to qualify as a REIT), unless such ownership limits have been waived by our Manager, those shares instead will be deemed transferred to a trust for the benefit of a charitable beneficiary and will be either redeemed by us or sold to a person whose ownership of the shares will not violate the aggregate share ownership limit or the common stock ownership limit and will not prevent us from qualifying as a REIT. If this transfer to a trust fails to prevent such a violation or our disqualification as a REIT, then the initial intended transfer or ownership will be null and void from the outset. Anyone who acquires or owns shares in violation of the aggregate share ownership limit or the common stock ownership limit, unless such ownership limit or limits have been waived by our Manager, or the other restrictions on transfer or ownership in our charter, bears the risk of a financial loss when the shares are redeemed or sold, if the NAV of our shares falls between the date of purchase and the date of redemption or sale.

       Our limits on ownership of our shares also may require us to decline redemption requests that would cause other shareholders to exceed such ownership limits or to the extent we determine is necessary to preserve our status as a REIT. In addition, in order to comply with certain of the distribution requirements applicable to REITs we will decline to honor any redemption request that we believe is a "dividend equivalent" redemption as discussed in "U.S. Federal Income Tax Considerations-Taxation of
Taxable U.S. Shareholders-Redemptions of Common Stock."

       In addition, our charter provides that, prior to the first date on which any class or series of shares of our capital stock constitutes "publicly-offered securities" (as defined in the Plan Assets Regulation), "benefit plan investors" may not hold, in the aggregate, 25 percent or more of the value of any class or series of shares of our capital stock. If benefit plan investors exceed this 25% limit, we may redeem their interests at a price equal to the then current NAV per share or transfer their interests to a trust for the benefit of a charitable beneficiary. See "ERISA Considerations-The 25% Limit" for more information.

       Furthermore, our charter provides that, in the event we determine in our discretion that there is a material likelihood that we would be a fiduciary under applicable law with respect to an investor that is subject to ERISA and/or Section 4975 of the Code (e.g., an IRA), we have the authority to redeem such investor's interests at a price equal to the then current NAV per share.

The tax on prohibited transactions will limit our ability to /engage in transactions that would be treated as sales for federal income tax purposes.

       A REIT's net income from prohibited transactions is subject to a 100% tax. In general, prohibited transactions are sales or other dispositions of assets, other than foreclosure property, deemed held primarily for sale to customers in the ordinary course of business (subject to a safe harbor under the Code for certain sales). It may be possible to reduce the impact of the prohibited transaction tax by conducting certain activities through TRSs. However, to the extent that we engage in such activities through TRSs, the income associated with such activities may be subject to full corporate income tax.

We may be subject to adverse legislative or regulatory tax changes.

       At any time, the federal income tax laws or regulations governing REITs or the administrative interpretations of those laws or regulations may be amended. We cannot predict when or if any new federal income tax law, regulation or administrative interpretation, or any amendment to any existing federal income tax law, regulation or administrative interpretation, will be adopted, promulgated or become effective and any such law, regulation or interpretation may take effect retroactively. Any such change could result in an increase in our, or our shareholders', tax liability or require changes in the manner in which we operate in order to minimize increases in our tax liability. A shortfall in tax revenues for states and municipalities in which we operate may lead to an increase in the frequency and size of such changes. If such changes occur, we may be required to pay additional taxes on our assets or income or be subject to additional restrictions. These increased tax costs could, among other things, adversely affect our financial condition, the results of operations and the amount of cash available for the payment of dividends. We and our shareholders could be adversely affected by any such change in, or any new, federal income tax law, regulation, or administrative interpretation.



       In addition, according to publicly released statements, a top legislative priority of the Trump administration and the next Congress may be significant reform of the Code, including significant changes to taxation of business entities and the deductibility of interest expense. There is a substantial lack of clarity around the likelihood, timing and details of any such tax reform and the impact of any potential tax reform on our business and on the price of our common stock. Shareholders are urged to consult with their own tax advisors with respect to the impact that legislation may have on their investment and the status of legislative, regulatory or administrative developments and proposals and their potential effect on their investment in our shares.

Non-United States investors may be subject to FIRPTA on the sale of shares of our common stock if we are unable to qualify as a "domestically controlled qualified investment entity."

       Except with respect to a "qualified foreign pension plan" or a non-United States person that is a "qualified shareholder", a non-United States person disposing of a United States real property interest, including shares of a United States corporation whose assets consist principally of United States real property interests, is generally subject to a tax under the Foreign Investment in Real Property Trust Act, or FIRPTA, on the gain recognized on the disposition of such interest. FIRPTA does not apply, however, to the disposition of shares in a REIT if the REIT is a "domestically controlled qualified investment entity." A REIT is a domestically controlled qualified investment entity if, at all times during a specified testing period (the continuous five-year period ending on the date of disposition or, if shorter, the entire period of the REIT's existence), less than 50% in value of its shares is held directly or indirectly by non-United States holders. We cannot assure you that we will qualify as a domestically controlled qualified investment entity. If we were to fail to so qualify, gain realized by a non-United States investor that is not a "qualified foreign pension plan" or a "qualified shareholder" on a sale of our common stock would be subject to FIRPTA unless our common stock was regularly traded on an established securities market and the non-United States investor did not at any time during a specified testing period directly or indirectly own more than 10% of the value of our outstanding common stock.

If we were considered to actually or constructively pay a "preferential dividend" to certain of our shareholders, our status as a REIT could be adversely affected.

       In order to qualify as a REIT, we must distribute annually to our shareholders at least 90% of our REIT taxable income, determined without regard to the deduction for dividends paid and excluding net capital gain. In order for dividends to be counted as satisfying the annual distribution requirements for REITs, and to provide us with a REIT-level tax deduction, the dividends must not be "preferential dividends." A dividend is generally not a preferential dividend if the distribution is pro rata among all outstanding shares of stock within a particular class, and in accordance with the preferences among different classes of stock as set forth in the REIT's organizational documents. There is no de minimis exception with respect to preferential dividends. Therefore, if the Internal Revenue Service (the "IRS") were to take the position that we inadvertently paid a preferential dividend, we may be deemed either to (a) have distributed less than 100% of our REIT taxable income and be subject to tax on the undistributed portion, or (b) have distributed less than 90% of our REIT taxable income and our status as a REIT could be terminated for the year in which such determination is made if we were unable to cure such failure. It also is possible that under certain technical rules relating to the deduction for dividends paid, the IRS could take the position that redemptions taxed as dividends impair our ability to satisfy our distribution requirements under the Code. To avoid certain issues related to our ability to comply with the REIT distribution requirements (see "U.S. Federal Income Tax Considerations- Qualification as a REIT - Annual Distribution Requirements"), we have implemented procedures designed to track our shareholders' percentage interests in our common stock and identify any such dividend equivalent redemptions, and we will decline to effect a redemption to the extent that we believe that it would constitute a dividend equivalent redemption. However, we cannot assure you that we will be successful in preventing all dividend equivalent redemptions. We can provide no assurance that we will not be treated as inadvertently paying preferential dividends.

Sales of our assets may constitute "prohibited transactions," which are subject to a 100% tax.

       Net income derived from prohibited transactions is subject to a 100% tax. The term "prohibited transactions" generally includes a sale or other disposition of property (other than foreclosure property) that is held primarily for sale to customers in the ordinary course of a trade or business. Whether property is held "primarily for sale to customers in the ordinary course of a trade or business" depends on the specific facts and circumstances. The Code provides a safe harbor pursuant to which sales of properties held for at least two years (which period, for property being developed, does not begin to run until the property is placed in service) and meeting certain additional requirements will not be treated as prohibited transactions, but compliance with the safe harbor may not always be practical. We intend to continue to conduct our operations so that no asset that we own (or are treated as owning) will be treated as held as inventory or for sale to customers and that a sale of any such asset will not be treated as having been in the ordinary course of our business. However, we may have to sell assets from time to time to fund redemption requests, to satisfy our REIT distribution requirements, to satisfy other REIT requirements, or for other purposes. In addition, part of our investment strategy is to purchase assets that provide an opportunity for gain through capital appreciation, and we may sell such assets if beneficial opportunities arise. Therefore, no assurance can be given that any particular property in which we hold a direct or indirect interest will not be treated as property held for sale to customers, or that the safe-harbor provisions will apply. The potential application of the prohibited transactions tax could cause us to forego potential dispositions of other property or to forego other opportunities that might otherwise be attractive to us (such as developing property for sale), or to undertake such dispositions or other opportunities through a TRS, which would generally result in corporate income taxes being incurred.

Our qualification as a REIT and avoidance of 100% tax may depend on the characterization of any loans that we make as debt for U.S. federal income tax purposes.

       For U.S. federal income tax purposes, the IRS or a court may treat a loan with sufficient equity characteristics as equity for tax purposes. We may obtain equity participation rights with respect to our loans, and we may make loans with relatively high loan-to- value ratios and/or high yields, which are among the features that can cause a loan to be treated as equity for federal income tax purposes. Although we intend to structure each of our loans so that the loan should be respected as debt for U.S. federal income tax purposes, it is possible that the IRS or a court could disagree and seek to re- characterized the loan as equity. Re-characterization of one of our loans to a non-corporate borrower as equity for U.S. federal income tax purposes generally would require us to include our share of the gross assets and gross income of the borrower in our REIT asset and income tests. Inclusion of such items could jeopardize our REIT status. Moreover, to the extent our borrowers hold their assets as dealer property or inventory, if we are treated as holding equity in a borrower for U.S. federal income tax purposes, our share of gains from sales by the borrower would be subject to the 100% tax on prohibited transactions (except to the extent earned through a TRS). To the extent one of our loans to a corporate borrower is recharacterized as equity for U.S.
federal income tax purposes, it could cause us to fail one or more of the asset tests applicable to REITs.

The treatment of an investment in preferred equity could adversely affect our ability to qualify as a REIT.

       We may make investments in preferred equity in an entity that directly or indirectly owns real property. Although economically comparable to investments in mezzanine loans in many cases, investments in preferred equity will be treated differently for tax purposes. If the issuer of the preferred equity is taxed as a partnership or an entity disregarded as separate from its owners for U.S. federal income tax purposes (aside from a qualified REIT subsidiary), we will generally be treated as owing an interest in the underlying real estate and other assets of the partnership for tax purposes. As a result, absent sufficient controls to ensure that the underlying real property is operated in compliance with the REIT rules, preferred equity investments may jeopardize our compliance with the REIT income and asset tests. In addition, the treatment of interest-like preferred returns in a partnership or disregarded entity (other than a qualified REIT subsidiary) also is not clear under the REIT rules and could be treated as non-qualifying income. More importantly, in many cases the status of debt-like preferred equity as debt or equity for tax purposes is unclear. The IRS could challenge our treatment of such preferred equity investment for purposes of applying the REIT income and asset tests and, if such a challenge were sustained, we could fail to continue to qualify as REIT. In addition to the risk of loss of REIT status due to nonqualifying income, if the underlying property is dealer property, our gains from the sale of the property would be subject to a 100% tax. In addition, if the issuer of the preferred equity is taxed as a corporation for U.S. federal income tax purposes, such preferred equity generally will be a nonqualifying asset unless the issuer is a REIT, qualified REIT subsidiary or TRS.

A portion of our distributions may be treated as a return of capital for U.S. federal income tax purposes, which could reduce the basis of a shareholder's investment in our common stock and may trigger taxable gain.

       A portion of our distributions may be treated as a return of capital for U.S. federal income tax purposes. As a general matter, a portion of our distributions will be treated as a return of capital for U.S. federal income tax purposes if the aggregate amount of our distributions for a year exceeds our current and accumulated earnings and profits for that year. To the extent that a distribution is treated as a return of capital for U.S. federal income tax purposes, it will reduce a holder's adjusted tax basis in the holder's shares, and to the extent that it exceeds the holder's adjusted tax basis will be treated as gain resulting from a sale or exchange of such shares. See "U.S. Federal Income Tax Considerations."

Your investment has various tax risks.

       Although the provisions of the Code generally relevant to an investment in shares of our common stock are described in "U.S. Federal Income Tax Considerations," we urge you to consult your tax advisor concerning the effects of United States federal, state, local and non-U.S. tax laws to you with regard to an investment in shares of our common stock.

 Risks Related to Employee Benefit Plans and Individual Retirement Accounts

In some cases, if you fail to meet the fiduciary and other standards under ERISA, the Code or common law as a result of an investment in our common shares, you could be subject to liability for losses as well as civil penalties.

       There are special considerations that apply to investing in our common shares on behalf of pension, profit sharing or 401(k) plans, health or welfare plans, individual retirement accounts or Keogh plans. If you are investing the assets of any of the entities identified in the prior sentence in our common shares, you should satisfy yourself that:

?	your investment is consistent with your fiduciary obligations under applicable law, including common law, ERISA and the Code;

?	your investment is made in accordance with the documents and instruments governing the trust, plan or IRA, including a plan's investment policy;

?	your investment satisfies the prudence and diversification
requirements of Sections 404(a)(1)(B) and 404(a)(1)(C) of ERISA, if applicable, and other applicable provisions of ERISA and the Code;

?	your investment will not impair the liquidity of the trust, plan or IRA;

?	your investment will not produce "unrelated business taxable income"
for the plan or IRA;

?	you will be able to value the assets of the plan annually in accordance with ERISA requirements and applicable provisions of the applicable trust, plan or IRA document; and

?	your investment will not constitute a prohibited transaction under
Section 406 of ERISA or Section 4975 of the Code.

       Failure to satisfy the fiduciary standards of conduct and other applicable requirements of ERISA, the Code, or other applicable statutory or common law may result in the imposition of civil penalties, and can subject the fiduciary to liability for any resulting losses as well as equitable remedies. In addition, if an investment in our common shares constitutes a prohibited transaction under the Code, the "disqualified person" that engaged in the transaction may be subject to the imposition of excise taxes with respect to the amount invested.

STATEMENTS REGARDING FORWARD-LOOKING INFORMATION

       We make statements in this offering circular that are forward-looking statements within the meaning of the federal securities laws. The words "believe," "estimate," "expect," "anticipate," "intend," "plan," "seek," "may," and similar expressions or statements regarding future periods are intended to identify forward-looking statements. These forward-looking statements involve known and unknown risks, uncertainties and other important factors that could cause our actual results, performance or achievements, or industry results, to differ materially from any predictions of future results, performance or achievements that we express or imply in this offering circular or in the information incorporated by reference into this offering circular.

       The forward-looking statements included in this offering circular are based upon our current expectations, plans, estimates, assumptions and beliefs that involve numerous risks and uncertainties. Assumptions relating to the foregoing involve judgments with respect to, among other things, future economic, competitive and market conditions and future business decisions, all of which are difficult or impossible to predict accurately and many of which are beyond our control. Although we believe that the expectations reflected in such forward-looking statements are based on reasonable assumptions, our actual results and performance could differ materially from those set forth in the forward-looking statements. Factors which could have a material adverse effect on our operations and future prospects include, but are not limited to:

*	 our ability to effectively deploy the proceeds raised in this offering;

*	 changes in economic conditions generally and the real estate and securities markets specifically;

*	 risks associated with geographic and asset class markets where we may have - or end up having - a high concentration of investments;

*	 risks associated with ownership of real estate in general, and residential properties in particular;

*	 limited ability to dispose of assets because of the relative illiquidity of real estate investments;

*	 intense competition in the real estate market that may limit our ability to attract or retain residents or re-lease space;

*	 defaults on or non-renewal of leases by residents;

*	 increased interest rates and operating costs;

*	 our failure to obtain necessary outside financing;

*	 decreased rental rates or increased vacancy rates;

*	 difficulties in identifying properties, and consummating, real estate acquisitions, joint ventures and dispositions;
*	 our failure to successfully operate acquired properties
and operations;

*	 exposure to liability relating to environmental and health
and safety matters;

*	 changes in real estate and zoning laws and increases in
real estate property tax rates;

*	 our failure to maintain our status as a REIT;

*	 our failure to successfully implement a liquidity transaction, including listing our shares of common stock on a securities exchange;

*	 loss of key personnel;

*	 risks associated with breaches of our data security;

*	 exposure to litigation or other claims;

*	 risks associated with derivatives or hedging activity;



*	 legislative or regulatory changes impacting our business or our assets (including changes to the laws governing the taxation of REITs and SEC guidance related to Regulation A or the JOBS Act);

*	 changes in business conditions and the market value of our
assets, including changes in interest rates, market rents, resident defaults or bankruptcy, and generally the increased risk of loss if our investments fail to perform as expected;

*	 our ability to implement effective conflicts of interest
policies and procedures among the various real estate investment opportunities sponsored by our Sponsor;

*	 our ability to access sources of liquidity when we have the need to fund redemptions of shares of our common stock in excess of the proceeds from the sales of shares of our common stock in our continuous offering and the consequential risk that we may not have the resources to satisfy redemption requests;

*	 our compliance with applicable local, state and federal laws, including the Investment Advisers Act, the Investment Company
Act and other laws; and

*	 changes to generally accepted accounting principles, or GAAP.

       Any of the assumptions underlying forward-looking statements could be inaccurate. You are cautioned not to place undue reliance on any forward-looking statements included in this offering circular. All forward-looking statements are made as of the date of this offering circular and the risk that actual results will differ materially from the expectations expressed in this offering circular will increase with the passage of time. Except as otherwise required by the federal securities laws, we undertake no obligation to publicly update or revise any forward-looking statements after the date of this offering circular, whether as a result of new information, future events, changed circumstances or any other reason. In light of the significant uncertainties inherent in the forward-looking statements included in this offering circular, including, without limitation, the risks described under "Risk Factors," the inclusion of such forward- looking statements should not be regarded as a representation by us or any other person that the objectives and plans set forth in this offering circular will be achieved.
ESTIMATED USE OF PROCEEDS

       The table below sets forth our estimated use of proceeds from this offering, assuming we sell in this offering the minimum number of shares necessary to commence with our investment program.
       We expect to use substantially all of the net proceeds from this offering (after paying or reimbursing organization and offering expenses) to invest in and manage a diverse portfolio of assets primarily consisting of multi-housing rental properties and development projects through the acquisition of equity interests in such properties or debt, as well as real estate debt securities and other real estate-related assets, where the underlying assets primarily consist of such properties. We may make our investments through majority-owned subsidiaries, some of which may have rights to receive preferred economic returns. We expect that any expenses or fees payable to our Manager for its services in connection with managing our daily affairs, including but not limited to, the selection and acquisition or origination of our investments, will be paid from cash flow from operations. If such fees and expenses are not paid from cash flow (or waived) they will reduce the cash available for investment and distribution and will directly impact our quarterly NAV. See "Management Compensation" for more details regarding the fees that will be paid to our Manager and its affiliates. Many of the amounts set forth in the table below represent our Manager's best estimate since they cannot be precisely calculated at this time.
       We may not be able to promptly invest the net proceeds of this offering in multi-housing rental properties and development projects and real estate related assets. In the interim, we may invest in short-term, highly liquid or other authorized investments, subject to the requirements for qualification as a REIT. Such short-term investments will not earn as high of a return as we expect to earn on our real estate-related investments.





Per Share	Total
Minimum
Raise


  Total
Maximum Raise



Public Offering Price	$	10.00	3,000,000.00	$50,000,000.00

Offering & Organization Expenses4	$-	$90,000.00	$1,500,000.00
Proceeds to Us from the offering $10.00	$2,910,000.00	$48,500,000.00 this
to the Public (Less Expenses)

MANAGEMENT
Our Board of Directors

       We operate under the direction of our board of directors, the members of which are accountable to us and our shareholders as fiduciaries. Our board of directors has retained our Manager to direct the management of our business and affairs, manage our day-to- day affairs, and implement our investment strategy, subject to the board of directors' supervision. The current board members who have served since the formation of the entity are Yuen Yung, age 44, (initial term expires 1-1-2021), Joy Schoffler, age 38, (initial term expires 1-1-2021), and Monte Lee-Wen, age 41, (initial term expires 1-1-2021).

       All of our directors are also principals or officers of the Sponsor and Manager. All of our directors have invested in projects and/or affiliates of the Sponsor. As a result, we do not have any independent directors or management and conflicts of interest that may arise. There are no other executive officers, significant employees, control persons or promoters whom have or will contribute to the Company.

Monte K. Lee Wen, Age 41

       Monte Wen is a Principal of the Manager and an owner of the Sponsor. Monte has executed over $600 million in transactions, acquiring, managing, and repositioning commercial property across the United States. He is the President and CEO of The PPA Group, LLC, a multi-housing real estate investment company which he formed in 2002. Formerly of Seattle, Washington, the company is now headquartered in Austin, Texas and also serves as a holding company for The PPA Group family of companies. He has a unique investment philosophy which involves evaluating and taking advantage of opportunities where superior risk-adjusted returns can be realized.

       Through founding The PPA Group, Monte has been able to combine his investment experience and philosophy with the creative talent required to renovate and reposition properties. Monte brings an extensive knowledge in property assessment and transaction due diligence. He has created a standardized internal analysis system to effectively evaluate investment properties which has enabled The PPA Group to streamline the process of acquiring profitable real estate investments.

       In 2008, Monte formed a subsidiary company called PPA Real Estate Management ("REM") to serve as the property management company for The PPA Group's real estate holdings and to conduct third-party fee management business. REM currently manages a diverse portfolio of multi-housing properties. Monte takes pride in investing not only in properties, but also in the communities and families that reside at the company's properties.

Monte is a seasoned entrepreneur having started and run several companies:

?	CLEAR Property Management, LLC - January 2008
?	United Equity Ventures, LLC - 2009
?	Ingenium Construction Company, LLC - November 2011
?	Performance Utility Management & Billing, LLC - February 2013
?	Casoro Capital, LLC - May 2015


4 3% of gross offering proceeds.



His networking and speaking skills have propelled the company forward very quickly. He is actively involved in board positions and guidance committees of many private and public initiatives nationwide. During the last five years, Monte has held Board/Committee positions on the following organizations:

?	Athletes for Change - a Glenn Heights, Texas organization
focused on guiding and mentoring kids through interactions and relationships with professional athletes
?	Thinkery - a children's museum located in Austin, Texas
?	IronShore Properties, LLC - a commercial real estate investment company.

Yuen Yung, Age 44

       Yuen Yung is a Principal of the Manager and an owner of the Sponsor. Mr. Yung specializes in structuring investments that are suitable, attractive, and efficient for high net worth individuals, family offices, and institutions. With Yuen at the helm of Casoro Capital, and in partnership with The PPA Group, the companies have successfully achieved over $600 million in multi-housing transactions.

       Prior to joining Casoro Capital in May 2015, Yuen was the founder and CEO of the franchisor "How Do You Roll?" a fast-casual sushi restaurant from April 2008 through December 2014. In 2013, he appeared on ABC's Shark Tank where the franchise received a $1 million offer from investor Kevin O'Leary - the highest investment offer in the history of the show. He currently sits on the board of the Greater Austin Asian Chamber of Commerce, and volunteers as a mentor for Ignite Accelerator, an Austin-based business incubator.

       Yuen previously spent 13 years in the investment management and advisory industry as the Managing Partner of Kenty, Yung, Ozias & Associates, where he oversaw 90 advisors and was responsible for the capital raise and management of more than $300 million in funds raised from high-net worth individuals, families, corporations, and charitable organizations. While a young businessman, Yuen developed 27 commercial retail sites as an entrepreneur.

       Yuen's advice and expertise in the investment and financial space has been featured in national publications such as such as The Wall Street Journal and Entrepreneur magazine. Investopedia.com selected
Yuen Yung as a contributor to its Advisor Insights, showcasing his financial, investment, and retirement advice to the site's readership, which currently exceeds 20 million monthly readers.

       Yuen holds a Bachelor of Business Administration from the McCombs School of Business at The University of Texas at Austin. He is also a graduate of MIT's Entrepreneurship Masters Program and has professional certifications as a Chartered Mutual Fund Counselor (CMFC(r)) and Board Certified Financial Planner (CFP(r)). Yuen was named as a finalist for an Austin Under 40 Award in 2013 and was honored with the Excellence in Teaching Award from The University of Texas Professional Development Center in 2006.

Yuen has held Board/Committee positions on the following
organizations:
?	Leukemia Lymphoma Society (2001-2005) - Board Member for Austin,
TX chapter
?	Entrepreneur's Organization (2004-2014) - Regional Learning
Director
?	Thinkery (2006-2016) - President of the Board for a children's museum located in Austin, Texas

Joy Schoffler, Age 38

       Joy Schoffler serves as Chief Strategy Officer for the Manager and is responsible for investor relations and the development of innovative new financial products.

       Prior to joining Casoro in January 2018, Joy founded Leverage PR in October 2010, a public relations firm serving clients in financial services, technology, and real estate sectors-where she played a pivotal role creating the strategy which helped financial services companies, technology firms, foreign economic ministries and brands like SXSW achieve strategic objectives through targeted business and communication advisory. After nearly seven years in business, Leverage PR was acquired by New York-based Caliber Corporate Advisers in December 2017, a strategic marketing communications firm focused on financial, technology and professional services.



       A thought leader in the field of innovative financial technology, Joy currently sits on the advisory board of the SXSW Accelerator, AARP's FinTech Accelerator, serves as Executive Chair of FinTech Professionals Association and is a mentor for the Yodlee Interactive Incubator. Joy additionally spent four years on the board of CFIRA working with the SEC and FINRA on JOBS Act implementation, which enabled online investing as we know it today.
       Joy has been involved with The PPA Group (Casoro's parent company) for more than a decade, including as a long-time investor, owner of the marketing/PR agency representing Casoro, and the former director of acquisitions for The PPA Group. During her tenure as director of acquisitions at The PPA Group, she helped acquire more than $250 million in real estate helping the company to make Inc. magazine's "Inc. 5000" list of fastest growing private firms two years in a row.

       With extensive experience in financial services and FinTech, Joy is a go-to source for media, leading to features in CNBC, Forbes, Inc., Reuters, Yahoo among others. Joy has written for Entrepreneur.com, USA Today, and was a contributing author for the Wiley-published Bloomberg Media book "Crowdfunding: The Ultimate Guide to Raising Capital on the Internet."

       Joy is the recipient of several awards including the Stiletto
Woman in Business "Entrepreneur of the Year," Women Communicators of Austin's "Outstanding Austin Communicator," and the 2016 Austin Under
40 award. Joy served as a finance and public affairs officer in the
U.S. Army Reserves and Texas State Guard. Joy's extensive experience in the investor relations and financial industry has prepared her for her current role as Director.
-----------------------------------------------
       None of the directors are or have been involved in any material legal proceedings during the past ten years. All of our directors are also partners of our Sponsor. All of our directors have invested in projects and/or affiliates of the Sponsor. As a result, we do not have any independent directors or management and conflicts of interest may arise. For more details, see "Conflicts of Interest and Related Party Transactions."

       Although the number of board members may be increased or decreased, a decrease may not have the effect of shortening the term of any incumbent director. Any director may resign at any time or may be removed for fraud, gross negligence or willful misconduct as determined by non-appealable decision of a court of competent jurisdiction, or by the shareholders upon the affirmative vote of at least two-thirds of all the votes entitled to be cast at a meeting called for the purpose of the proposed removal. The notice of the meeting will indicate that the purpose, or one of the purposes, of the meeting is to determine if the director will be removed.

       Our charter and bylaws provide that any and all vacancies on our board of directors may be filled only by the affirmative vote of a majority of the remaining directors in office, even if the remaining directors do not constitute a quorum, and any individual elected to fill such vacancy will serve for the remainder of the full term of the class in which the vacancy occurred and until a successor is duly elected and qualifies.

       Our charter and bylaws provide that any action required or permitted to be taken at any meeting of the shareholders may be taken without a meeting with the unanimous consent, in writing or by electronic transmissions, of each shareholder entitled to vote on the matter.

       Under Maryland law, our directors must perform their duties in good faith and in a manner each director believes to be in our best interests. Further, our directors must act with such care as a prudent person in a similar position would use under similar circumstances, including exercising reasonable inquiry when taking actions. However, our directors and executive officers are not required to devote all of their time to our business and must devote only such time to our affairs as their duties may require. We do not expect that our directors will be required to devote a substantial portion of their time to us in discharging their duties. As a result, we do not have any independent directors or management and conflicts of interest may arise. For more details, see "Conflicts of Interest and Related Party Transactions."

       Our general investment and borrowing policies are set forth in this offering circular. Our directors may establish further written policies on investments and borrowings and will monitor our administrative procedures, investment operations and performance to ensure that our executive officers and Manager follow these policies and that these policies continue to be in the best interests of our shareholders. Unless modified by our directors, we will follow the policies on investments and borrowings set forth in this offering circular.

Our Manager

       We will follow investment guidelines adopted by our Manager and the investment and borrowing policies set forth in this offering circular unless they are modified by our Manager. Our Manager may establish further written policies on investments and borrowings and will monitor our administrative procedures, investment operations and performance to ensure that the policies are fulfilled. Our Manager may change our investment objectives at any time without approval of our shareholders.

       Our Manager performs its duties and responsibilities pursuant to our management agreement. Our Manager maintains a contractual, as opposed to a fiduciary relationship, with us and our shareholders. Furthermore, we have agreed to limit the liability of our Manager and to indemnify our Manager against certain liabilities.

Management Agreement

       We have entered into a management agreement with our Manager, effective as of November 14, 2017, pursuant to which it will provide for the day-to-day management of our operations. The management agreement will require our Manager to manage our business affairs in conformity with the investment guidelines and policies that are approved and monitored by our board of directors. Our Manager's role as manager will be under the supervision and direction of our board of directors.

Term and Termination of Management Agreement

       The management agreement may be amended or modified by agreement between us and our Manager. The initial term of the management agreement expires on the third anniversary of the effective date of the agreement and will be automatically renewed for a one-year term each anniversary date thereafter unless previously terminated as described below. Our board of directors will review our Manager's performance and the management fee annually and, following the initial term, the asset management agreement may be terminated annually upon the affirmative vote of at least two-thirds of our directors, based upon (a) unsatisfactory performance that is materially detrimental to us taken as a whole, or (b) our determination that the management fee payable to our Manager is not fair, subject to our Manager's right to prevent such termination due to unfair fees by accepting a reduction of the management fee agreed to by at least two-thirds of our directors. We must provide 180 days' prior notice of any such termination. During the initial three-year term of the management agreement, we may not terminate the management agreement except for cause.

       We may also terminate the management agreement at any time, including during the initial term, with 30 days' prior written notice from our board of directors for cause, which is defined as:

*	 our Manager's continued breach of any material provision of the management agreement following a period of 30 days after written notice thereof (or 45 days after written notice of such breach if our Manager, under certain circumstances, has taken steps to cure such breach within 30 days of the written notice);

*	 the commencement of any proceeding relating to the bankruptcy or insolvency of our Manager, including an order for relief in an involuntary bankruptcy case or our Manager authorizing or filing a voluntary bankruptcy petition;
*	 any change of control of our Manager which our Independent
Representative determines is materially detrimental to us taken as a whole;

*	 our Manager committing fraud against us, misappropriating or embezzling our funds, or acting, or failing to act, in a manner constituting bad faith, willful misconduct, gross negligence or reckless disregard in the performance of its duties under the management agreement; provided, however, that if any of these actions is caused by an employee, personnel and/or officer of our Manager or one of its affiliates and our Manager (or such affiliate) takes all necessary and appropriate action against such person and cures the damage caused by such actions within 30 days of our Manager's actual knowledge of its commission or omission, the management agreement shall not be terminable; in addition, if our Manager (or such affiliate) diligently takes necessary and appropriate action to cure the damage caused by such actions in the first 30 days of our Manager's actual knowledge of its commission or omission, our Manager (or such affiliate) will have a total of 180 days in which to cure such damage before the management agreement shall become terminable; or

*	 the dissolution of our Manager.

       Our Manager may assign the agreement in its entirety or delegate certain of its duties under the management agreement to any of its affiliates without the approval of our board of directors so long as our Manager remains liable for any such affiliate's performance, and if such assignment or delegation does not require our approval under the Investment Advisers Act.

       Our Manager may terminate the management agreement if we become required to register as an investment company under the Investment Company Act, with such termination deemed to occur immediately before such event. Our Manager may decline to renew the management agreement by providing us with 180 days' written notice prior to the expiration of the initial term or the then current automatic renewal term. In addition, if we default in the performance of any material term of the agreement and the default continues for a period of 30 days after written notice to us specifying such default and requesting the same be remedied in 30 days, our Manager may terminate the management agreement upon 60 days' written notice.

       We may not assign our rights or responsibilities under the management agreement without the prior written consent of our Manager, except in the case of assignment to another REIT or other organization which is our successor, in which case such successor organization will be bound under the management agreement and by the terms of such assignment in the same manner as we are bound under the management agreement.

Management Compensation and Expense Reimbursements

       We do not expect to maintain an office or directly employ personnel. Instead, we rely on the facilities and resources of our Manager to manage our day-to-day operations.

       Our Manager and its affiliates will receive fees and expense reimbursements for services relating to this offering and the investment and management of our assets, including a quarterly asset management fee. See "Management Compensation" for a detailed explanation of the fees and expenses payable to our Manager and its affiliates. Neither our Manager nor its affiliates will receive any selling commissions or dealer manager fees in connection with the offer and sale of shares of our common stock.

Responsibilities of Manager

The responsibilities of our Manager
include the following: Investment
Advisory, Origination and
Acquisition Services
*	 approve and oversee our overall investment strategy, which will consist of elements such as investment
selection criteria, diversification strategies and asset disposition strategies;
*	 serve as our investment and financial manager with respect to sourcing, underwriting, acquiring, financing, originating,
servicing, investing in and managing a diversified portfolio of multi-housing rental properties and development projects, including commercial real estate equity, commercial real estate loans, and other real estate-related assets;
*	 adopt and periodically review our investment guidelines;
*	 structure the terms and conditions of our acquisitions, sales and joint ventures;



*	 enter into leases and service contracts for the properties and other investments;
*	 approve and oversee our debt financing strategies;
*	 approve joint ventures, limited partnerships and other such relationships with third parties;

*	 approve any potential liquidity transaction;
*	 obtain market research and economic and statistical data in connection with our investments and investment objectives and policies;
*	 oversee and conduct the due diligence process related to prospective investments;
*	 prepare reports regarding prospective investments that include recommendations and supporting documentation necessary for our
Manager's investment committee to evaluate the proposed investments;
and
       *	 negotiate and execute approved
investments and other transactions. Offering
Services
*	 the development of this offering, including the determination of its specific terms;

*	 preparation and approval of all marketing materials to be used by us relating to this offering;
*	 the negotiation and coordination of the receipt, collection, processing and acceptance of subscription agreements, commissions, and other administrative support functions;
*	 creation and implementation of various technology and electronic communications related to this offering; and
       *	 all other services
related to this offering. Asset
Management Services
*	 investigate, select, and, on our behalf, engage and conduct business with such persons as our Manager deems necessary to the proper performance of its obligations under our management
agreement, including but not limited to consultants, accountants, lenders, technical managers, attorneys, corporate fiduciaries, escrow agents, depositaries, custodians, agents for collection, insurers, insurance agents, developers, construction companies and any and all persons acting in any other capacity deemed by our
Manager necessary or desirable for the performance of any of the services under our management agreement;
*	 monitor applicable markets and obtain reports (which may be prepared by our Manager or its affiliates) where appropriate, concerning the value of our investments;
*	 monitor and evaluate the performance of our investments, provide daily management services to us and perform and supervise the various management and operational functions related to our
investments;
*	 formulate and oversee the implementation of strategies for the administration, promotion, management, operation, maintenance, improvement, financing and refinancing, marketing, leasing and disposition of investments on an overall portfolio basis; and
 *	 coordinate and manage relationships between us and any joint venture partners. Accounting and Other Administrative Services
*	 manage and perform the various administrative functions necessary for our day-to-day operations;

*	 arrange for third-party service providers to assist with
administrative services and legal services;



*	 provide or arrange for office space, office furnishings, personnel and other overhead items necessary and incidental to our business and operations;
*	 provide or arrange for financial and operational planning services and portfolio management functions;

*	 maintain accounting data and any other information concerning our activities as will be required to prepare and to file all periodic financial reports and returns required to be filed with the SEC and any other regulatory agency, including annual financial statements;
*	  maintain all appropriate company books and records;
*	  oversee tax and compliance services and risk management services and coordinate with appropriate third parties, including independent accountants and other consultants, on related tax matters;
*	  supervise the performance of such ministerial and administrative functions as may be necessary in connection with our daily
operations;
*	  provide us with all necessary cash management services;

*	  manage and coordinate with the transfer agent, if any, the process of making distributions and payments to shareholders;
*	  evaluate and obtain adequate insurance coverage based upon risk management determinations;
*	 provide timely updates related to the overall regulatory
environment affecting us, as well as managing compliance with regulatory matters;
*	 evaluate our corporate governance structure and appropriate policies and procedures related thereto; and
*	 oversee all reporting, record keeping, internal controls and similar matters in a manner to allow us to comply with applicable law.
Shareholder Services
*	 determine our distribution policy and authorizing distributions from time to time;
*	 approve amounts available for redemptions of our common shares;
*	 manage communications with our shareholders, including answering phone calls, preparing and sending written and electronic reports and other communications; and
       *	 establish technology infrastructure to assist in
providing shareholder support and services. Financing Services
*	 identify and evaluate potential financing and refinancing
sources, engaging a third-party broker if necessary;
*	 negotiate terms of, arrange and execute financing agreements;
*	 manage relationships between us and our lenders, if any; and

       *	 monitor and oversee the service of our debt
facilities and other financings, if any. Disposition
Services
*	 evaluate and approve potential asset dispositions, sales or liquidity transactions; and
*	 structure and negotiate the terms and conditions of
transactions pursuant to which our assets may be sold.


Executive Officers of Manager

Name
Age
Position
Yuen Yung
44
Chief Executive Officer;
Investment Committee
Monte K. Lee-
Wen
41
Principal; Investment
Committee

Compensation of Executive Officers

       We do not currently have any employees nor do we currently intend to hire any employees who will be compensated directly by us. Each of the executive officers of our sponsor also serves as an executive officer of our Manager. Each of these individuals receives compensation for his or her services, including services performed for us on behalf of our Manager, from our sponsor. As executive officers of our Manager, these individuals will serve to manage our day-to-day affairs, oversee the review, selection and recommendation of investment opportunities, service acquired investments and monitor the performance of these investments to ensure that they are consistent with our investment objectives. Although we will indirectly bear some of the costs of the compensation paid to these individuals, through fees we pay to our Manager, we do not intend to pay any compensation directly to these individuals.

Limited Liability and Indemnification of our Manager and Others

       Subject to certain limitations, our management agreement limits the liability of our Manager, its officers and directors, our sponsor and our sponsor's shareholder and affiliates, for monetary damages and provides that we will indemnify and pay or reimburse reasonable expenses in advance of final disposition of a proceeding to our Manager, its officers and directors, our sponsor and our sponsor's shareholder and affiliates.

       Our management agreement provides that to the fullest extent permitted by applicable law our Manager, its officers and directors, our sponsor and our sponsor's shareholders and affiliates will not be liable to us. In addition, pursuant to our management agreement, we have agreed to indemnify our Manager, its officers and directors, our sponsor and our sponsor's shareholders and affiliates, to the fullest extent permitted by law, against all expenses and liabilities (including judgments, fines, penalties, interest, amounts paid in settlement with the approval of the company and attorney's fees and disbursements) arising from the performance of any of their obligations or duties in connection with their service to us or the management agreement, including in connection with any civil, criminal, administrative, investigative or other action, suit or proceeding to which any such person may hereafter be made party by reason of being or having been the Manager or one of our Manager's directors or officers. Insofar as the foregoing provisions permit indemnification of directors, officers or persons controlling us for liability arising under the Securities Act, we have been informed that, in the opinion of the SEC, this indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable.

Support Agreement

       Our Manager has entered into a support agreement with our Sponsor. Pursuant to this agreement, our Manager will be provided with access to, among other things, our Sponsor's portfolio management, asset valuation, risk management and asset management services as well as administration services addressing legal, compliance, investor relations and information technologies necessary for the performance by our Manager of its duties in exchange for a fee paid by the Manager representing our Manager's allocable cost for these services. Under the support agreement, our Sponsor will be entitled to receive reimbursement of expenses incurred on behalf of us or our Manager that the REIT is required to reimburse / pay to our Manager under the management agreement (including reimbursement of the organizational and offering expenses, and payment of the asset management fee). Such payments would be made indirectly by the REIT to the Manager and directly by the Manager to the Sponsor.

Investment Committee of our Manager

       The investment committee of our Manager is a standing committee, established to assist our Manager in fulfilling its oversight responsibilities by (1) considering and approving of each investment made by us, (2) establishing our investment guidelines and overseeing our investments, and the investment activity of other accounts and funds held for our benefit and (3) overseeing the investment activities of certain of our subsidiaries. The investment committee will consist of three members, each of whom will be appointed by our Manager, who will serve until such time as such investment committee member resigns or is replaced by our Manager, in its sole and absolute discretion. The initial investment committee will be comprised of Mr. Yung and Mr. Lee-Wen. In the event that two or more members of the investment committee are interested parties in a transaction, the Independent Representative (defined below) will be required to approve the transaction. See "Conflicts of Interest and Related Party Transactions-Certain Conflict Resolution Measures-Our Policies Relating to Conflicts of Interest". The investment committee may request information from third parties in making its recommendations.

CONFLICTS OF INTEREST AND RELATED PARTY TRANSACTIONS

We are subject to various conflicts of interest arising out of our relationship with our Manager, our Sponsor and their affiliates. We discuss these conflicts below and conclude this section with a discussion of the corporate governance measures we have adopted to mitigate some of the risks posed by these conflicts.
General
       Our Manager and its affiliates will experience conflicts of interest in connection with the management of our business. Some of the material conflicts that our Manager and its affiliates may face include the following:

?	Our Sponsor's real estate professionals acting on behalf of our
Manager must determine which investment opportunities to recommend to us and other entities affiliated with our Sponsor. Our Sponsor has previously sponsored, as of the date of this offering circular, one privately offered real estate fund that may have similar investment criteria to our own. It is possible that this fund could compete with us for investment opportunities.

?	Our Sponsor's real estate professionals acting on behalf of our
Manager will have to allocate their time among us, our Sponsor's business and other programs and activities in which they are involved, including, potentially, additional private or publicly offered investment funds.

?	The terms of our management agreement (including our Manager's rights and obligations and the compensation payable to our Manager and its affiliates) were not negotiated through the benefit of arm's length negotiations of the type which are normally conducted between unaffiliated parties.

Allocation of Investment Opportunities
    We rely on our Sponsor's executive officers and key real estate professionals who act on behalf of our Manager to identify suitable investments. Our Sponsor has in the past established and sponsored closed-end private equity real estate funds, and in the future, expects to establish and sponsor additional closed-end private equity real estate funds and additional REIT offerings, as well as other potential investment vehicles (including open-end funds and separate accounts). The existing closed-end private equity real estate funds do, and any future investment vehicles may, have investment criteria similar to ours. If a sale, investment or other business opportunity would be suitable for more than one investment vehicle sponsored by our Sponsor, our Manager's investment committee will allocate it according to the policies and procedures adopted by our Manager. Any allocation of this type may involve the consideration of a number of factors that our Manager's investment committee may determine to be relevant. The factors that our Sponsor's real estate professionals could consider when determining the particular investment vehicle for which an investment opportunity would be the most suitable include the following:
*	 the investment objectives and criteria of our Sponsor's
various investment vehicles;
*	 the cash requirements of our Sponsor's various investment
vehicles;
*	 the effect of the investment on the diversification of the
portfolios of our Sponsor's various investment vehicles by type of investment, and risk of investment;



*	 the policy of our Sponsor's various investment vehicles
relating to leverage;

*	 the anticipated cash flow of the asset to be acquired;

*	 the income tax effects of the purchase on our Sponsor's
various investment vehicles;
*	 the size of the investment; and

*	 the amount of funds available to our Sponsor's various
investment vehicles.

Competition for Potential Investors by Affiliates of the Sponsor

       The Casoro Capital Real Estate Fund I, LP and the PPA Group could compete with us for potential investors, although both of these entities impose different criteria with regard to investor eligibility than we do. There may be sufficient overlap between investment programs that all of our affiliates compete for certain investors. The limited partnership interests offered by the Casoro Capital Real Estate Fund I, LP are available only to accredited investors. However, it is possible that the private Fund could compete with us for some investor capital.

Allocation of Sponsor's and Affiliates' Time
       We rely on our Sponsor's key real estate professionals who act on behalf of our Manager, including Mr. Yung and Mr. Lee-Wen, for the day-to-day operation of our business. Mr. Yung and Mr. Lee-Wen also managing members of our Sponsor. As a result of their interests in other affiliates of our Sponsor, including the PPA Group and the Casoro
Capital Real Estate Fund I, LP, their obligations to other investors, and the fact that they engage in and will continue to engage in other business activities on behalf of themselves and others, Mr. Yung and Mr. Lee-Wen will face conflicts of interest in allocating their time among us, our Manager and other affiliates of our Sponsor and other business activities in which they are involved. However, we believe that our Manager and its affiliates have sufficient real estate professionals to fully discharge their responsibilities to the affiliates of our Sponsor for which they work.
Duties Owed by Some of Our Affiliates to Our Manager and our
Manager's Affiliates
Our Manager's officers and directors and the key real estate and debt finance professionals of our sponsor performing services on behalf of our Manager are also officers, directors, managers and/or key professionals of:
?	Casoro Capital Partners, our sponsor;
?	Casoro Investment Advisory Firm, our Manager;
?	The PPA Group
?	The Casoro Capital Real Estate Fund I, LP
As a result, they owe duties to each of these entities, their shareholders, members and limited partners. These duties may from time to time conflict with the duties that they owe to us.
Receipt of Fees and Other Compensation by our Manager and
its Affiliates
       Our Manager and its affiliates will receive an asset management fee from us, which fee has not been negotiated at arm's length with an unaffiliated third party. This fee could influence our Manager's advice to us as well as the judgment of affiliates of our Manager, some of whom also serve as our Manager's officers and directors and the key real estate professionals of our Sponsor. Among other matters, these compensation arrangements could affect their judgment with respect to:
*	 the continuation, renewal or enforcement of provisions in our management agreement involving our Manager and its
affiliates, or the support agreement between our Manager and our Sponsor;
*	 public offerings of equity by us, which will likely entitle our Manager to an increase in the asset management fee;
*	 acquisitions of investments from other Sponsor entities,
which might entitle affiliates of our Manager or Sponsor to profit participations or to fees in connection with services for the seller;



*	 whether and when we seek to list shares of our common stock on a stock exchange or other trading market;
*	 whether we seek shareholder approval to internalize our
management, which may entail acquiring assets (such as office space, furnishings and technology costs) and the key real
estate professionals of our Sponsor who are performing
services for us on behalf of our Manager for consideration
that would be negotiated at that time and may result in these real estate professionals receiving more compensation from us than they currently receive from our Sponsor;
*	 whether and when we seek to sell the company or its assets; and
*	 whether and when we merge or consolidate our assets with
other companies, including companies affiliated with our
Manager.
No Independent Underwriter
       As we are conducting this offering without the aid of an independent underwriter, you will not have the benefit of an independent due diligence review and investigation of the type normally performed by an independent underwriter in connection with the offering of securities. See "Plan of Distribution."
Certain Conflict
Resolution
Measures
Independent
Representative
       If our Sponsor, our Manager or their affiliates have a conflict of interest with us that is not otherwise covered by an existing policy we have adopted, our Manager will appoint an independent representative
(the "Independent Representative") to protect the interests of the shareholders and review and approve such transactions. Any compensation payable to the Independent Representative for serving in such capacity on our behalf will be payable by us. Principal transactions are defined as transactions between our Sponsor, our Manager or their affiliates, on the one hand, and us or one of our subsidiaries, on the other hand. Our Manager is only authorized to execute principal transactions with the prior approval of the Independent Representative and in accordance with applicable law. Such prior approval may include but not be limited to pricing methodology for the acquisition of assets and/or liabilities for which there are no readily observable market prices.
Our Policies Relating to Conflicts of Interest
       In addition to our Manager's investment allocation policies described above, we have adopted the following policies prohibiting us from entering into certain types of transactions with respect to future investments with our Manager, our Sponsor, their officers or any of their affiliates in order to further reduce the potential for conflicts inherent in transactions with affiliates.
       Pursuant to these conflicts of interest policies, we may not engage in the following types of transactions unless such transaction is approved by the Independent Representative:
?	sell or lease any investments to our Manager, our Sponsor,
their officers or any of their affiliates; or
?	acquire or lease any investments from our Manager, our Sponsor, their officers or any of their affiliates.
       We may, however, purchase an investment from an entity affiliated with our Sponsor in the event that such entity initially acquires an investment that is suitable for us at a time when we are unable to do so, with the intention of providing us the opportunity to acquire the investment at a later date when we are able to acquire the investment. Other than with respect to the acquisition of our initial property upon the commencement of this offering, we will not purchase investments from an entity affiliated with our Sponsor in these circumstances without a determination by the Independent Representative that such transaction is fair and reasonable to us and at a price to us that is not materially greater than the cost of the asset to the applicable entity affiliated with our Sponsor.
       In addition, pursuant to these conflicts of interest policies, we will neither make any loans to our Manager, our Sponsor, their officers or any of their affiliates nor borrow money from our Manager, our Sponsor, their officers or any of their affiliates, except as otherwise provided in the offering circular or unless approved by the Independent



Representative. These restrictions on loans will only apply to advances of cash that are commonly viewed as loans, as determined by the Manager. By way of example only, the prohibition on loans would not restrict advances of cash for legal expenses or other costs incurred as a result of any legal action for which indemnification is being sought nor would the prohibition limit our ability to advance reimbursable expenses incurred by our Manager, our Sponsor, their officers or any of their affiliates. Notwithstanding the above, from time to time we may borrow from our Sponsor at a rate that is the lesser of (a) market or (b) our Sponsor's cost of capital.
These conflicts of interest policies may be amended at any time in our Manager's discretion.
INVESTMENT OBJECTIVES AND STRATEGY

Our investment objectives are capital appreciation through growth in the value of our properties, and income from cash flow that can be paid as dividends to our investors. We were recently formed as a Maryland corporation to invest in and manage a portfolio of real estate properties. Our investment strategies center on multi-housing within the continental U.S. in the areas of student housing, multi-housing, conventional apartments, & senior living (existing and new development projects). We expect to use substantially all of the net proceeds from this offering to source, acquire, potentially develop, manage, operate, selectively leverage, and sell a diversified portfolio of primarily residential properties. Our Manager looks to leverage its financial expertise and operational experience in acquiring and repositioning multi-housing properties with upside potential within the continental U.S. We are targeting mid- single digit cap rates with an IRR of 12%+. The expected typical holding period is between 3 to 5 years. We do not expect to invest more than 15% of our assets in any one property.

Our strategies include the following:

?	Core Plus Strategy - Focused on quality multi-housing
properties with quality residents in primary and secondary
markets with an opportunity to increase net operating income.
?	Value Add Strategy - Focused on increasing occupancy and net operating income on multi-housing properties through
renovations and repositioning of the property.
?	Opportunistic Strategy - Finding opportunities to participate in multi-housing new development, distressed sales and/or bankruptcy auctions.

       We may also invest, to a limited extent, in other real estate-related assets. We plan to diversify our portfolio's investment risk with the goal of attaining a portfolio of real estate assets that provides attractive cash yields to our shareholders with the potential for capital appreciation. Insofar as consistent with the REIT statutory restrictions, we may investment, to a limited extent, in other assets, including asset-backed and mortgage-backed obligations; loans; credit paper; accounts and notes receivable and payable held by trade or other creditors; trade acceptances; contract and other claims; executory contracts; participations obligations of the United States or any state thereof, foreign governments and instrumentalities of any of them; commercial paper; certificates of deposit; bankers' acceptances; trust receipts; and any other obligations and instruments or evidences of indebtedness. We may selectively leverage any and all of our acquired properties. The number of mortgages which may be placed on any one property is capped at three.

       We may invest in private issuances of equity or debt securities of public companies; and in a loan, security or other full recourse obligations for which the business of the related obligor is significantly related to real estate. We may offer our own securities or the securities of our affiliates, alone or in combination with cash or other assets in exchange for real estate and related investments.

       We intend to operate in a manner that will allow us to qualify as a REIT for U.S. federal income tax purposes. Among other requirements, REITs are required to distribute to shareholders at least 90% of their annual REIT taxable income (computed without regard to the dividends paid deduction and excluding net capital gain).

      Our corporate office is located at 9050 N. Capital of Texas Highway, Suite 320, Austin, TX 78759. Our telephone number is: 512-872-2898. Information regarding our company is also available on our website at www.upsideavenue.com.



      Information contained on or accessible through, our website is not incorporated by reference into and does not constitute a part of this offering circular or any other report or documents we file with or furnish to the SEC.

       Prior to acquiring an asset, our Manager committee will perform an individual analysis of the asset to determine whether it meets our investment guidelines.

       We cannot assure you that we will attain these objectives or that the value of our assets will not decrease. Furthermore, within our investment objectives and policies, our Manager will have substantial discretion with respect to the selection of specific investments, the management of our portfolio and the purchase and sale of our assets. Our Manager's investment committee will review our investment guidelines at least annually to determine whether our investment guidelines continue to be in the best interests of our shareholders.

Any or all of the investments, investment strategies and activities described here may be pursued by the REIT directly, by the Manager or Sponsor by other affiliated or third-party investment managers, if any, engaged by the Sponsor to manage REIT capital.

Opportunity and Market Overview

Investing with us offers investors the opportunity to gain real estate exposure with lower fees and higher returns relative to other public non-traded REITs. Compared to other public non-traded REITs, we offer lower upfront fees and lower ongoing fees. We also give our investors access to deals which typically are only available to institutional investors.

Lack of Allocation Requirements
       Nothing in our charter, organizational documents or otherwise provides for restrictions or limitations on the percentage of our investments that must be (i) in a given geographic area, (ii) of a particular type of real estate, or (iii) acquired utilizing a particular method of financing. The board of directors may change our targeted investments and investment guidelines without specific restrictions or limitations related to geographic location, diversification, or otherwise. See "Risk Factors-Risks Related to an Investment in our Company."
Risk Management

       We will seek to manage risk through monitoring and analysis by the Manager of our portfolio. Although the Manager may commit a large portion of the REIT's capital to one or more specific real estate assets, the Manager will also seek to mitigate risk through portfolio diversification.

Borrowing and Leverage Policy

       We may utilize leverage in our investment program when the Manager considers it appropriate, including to acquire portfolio investments. Additionally, we may incur also indebtedness: (i) to pay expenses of the REIT, (ii) to purchase the shares of any withdrawing shareholder,
(iii) to finance improvements to a portfolio investment and (iv) to otherwise protect any portfolio investment or other asset as determined by the Manager in its sole discretion.

       Currently, the REIT's use of leverage is limited to a maximum of 80% of NAV. The use of leverage may, in certain circumstances, maximize the adverse impact to which the REIT's investment portfolio may be subject. Our Manager may from time to time modify our leverage policy in its discretion.
Liquidity Event
       Subject to then existing market conditions, we may consider alternatives to our liquidation as a means for providing liquidity to our shareholders within approximately ten years from the completion of this offering. While we expect to seek a liquidity transaction in this time frame, there can be no assurance that a suitable transaction will be available or that market conditions for a transaction will be favorable during that time frame. Our Manager has the discretion to consider a liquidity transaction at any time if it determines such event to be in our best interests. A liquidity transaction could consist of a sale or partial sale of our assets, a sale or merger of the company, a consolidation transaction with other companies managed by our Manager or its affiliates, a listing of our shares on a national securities exchange or a similar transaction. We do not have a stated term, as we believe setting a finite date for a possible, but uncertain future liquidity transaction may result in actions that are not necessarily in the best interest or within the expectations of our shareholders.
       Prior to our completion of a liquidity transaction, our redemption plan may provide an opportunity for you to have your common shares redeemed, subject to certain restrictions and limitations.




General


PLAN
OF
OPERA
TION



       We were recently formed as a Maryland corporation to invest in and manage a portfolio of real estate properties. We expect to use substantially all of the net proceeds from this offering to acquire a diversified portfolio of primarily multi-housing properties with a focus on markets where we feel that the risk-return characteristics are favorable. We may also invest, to a limited extent, in other real estate-related assets. We plan to diversify our portfolio by investment risk with the goal of attaining a portfolio of real estate assets that provide attractive cash yields paid as dividends to our shareholders with the potential for capital appreciation.
       Casoro Investment Advisory Firm, LLC is our Manager. As our Manager, it will manage our day-to-day operations and our portfolio of investments. Our Manager also has the authority to make all of the decisions regarding our investments, subject to the direction and oversight of our Manager's investment committee. Our Manager will also provide asset management, marketing, investor relations and other administrative services on our behalf.
       We intend to make an election to be taxed as a REIT under the Code, commencing with our taxable year ending December 31, 2018. If we qualify as a REIT for U.S. federal income tax purposes, we generally will not be subject to U.S. federal income tax to the extent we distribute dividends to our shareholders.
       If we fail to qualify as a REIT in any taxable year after electing REIT status, we will be subject to U.S. federal income tax on our taxable income at regular corporate income tax rates and generally will not be permitted to qualify for treatment as a REIT for U.S. federal income tax purposes for four years following the year in which our qualification is denied. Such an event could materially and adversely affect our net income and cash available for distribution. However, we believe that we will be organized and will operate in a manner that will enable us to qualify for treatment as a REIT for U.S. federal income tax purposes commencing with our taxable year ending December 31, 2018, and we intend to continue to operate so as to remain qualified as a REIT for U.S. federal income tax purposes thereafter.
Competition

       Our net income depends, in large part, on our ability to source, acquire and manage investments with attractive risk-adjusted yields. We compete with many other entities engaged in real estate investment activities, including individuals, corporations, insurance company investment accounts, other REITs, private real estate funds, and other entities engaged in real estate investment activities, many of which have greater financial resources and lower costs of capital available to them than we have. In addition, there are numerous REITs with asset acquisition objectives similar to ours, and others may be organized in the future, which may increase competition for the investments suitable for us. Competitive variables include market presence and visibility, amount of capital to be invested per investment and underwriting standards. To the extent that a competitor is willing to risk larger amounts of capital in a particular transaction or to employ more liberal underwriting standards when evaluating potential investments than we are, our investment volume and profit margins for our investment portfolio could be impacted. Our competitors may also be willing to accept lower returns on their investments and may succeed in buying the assets that we have targeted for acquisition. Although we believe that we are well positioned to compete effectively in each facet of our business, there is enormous competition in our market sector and there can be no assurance that we will compete effectively or that we will not encounter increased competition in the future that could limit our ability to conduct our business effectively.



Results of Operations
       We were formed on October 17, 2017. Our management is not aware of any material trends or uncertainties, other than national economic conditions affecting real estate generally that may reasonably be expected to have a material impact, favorable or unfavorable, on revenues or income from the acquisition, management and operation of real estate and real estate related investments.

Liquidity and Capital Resources

       We are dependent upon the net proceeds from this offering to conduct our proposed operations. We will obtain the capital required to purchase new investments and conduct our operations from the proceeds of this offering and any future offerings we may conduct, from secured or unsecured financings from banks and other lenders and from any undistributed funds from our operations.
       Further, we will have certain fixed operating expenses, including certain expenses as a publicly offered REIT, regardless of whether we are able to raise substantial funds in this offering. Our inability to raise substantial funds would increase our fixed operating expenses as a percentage of gross income, reducing our net income and limiting our ability to pay dividends.
       In addition to making investments in accordance with our investment objectives, we expect to use our capital resources to make certain payments to our Manager. During our organization and offering stage, these payments will include payments for reimbursement of certain organization and offering expenses. During our acquisition and development stage, we expect to make payments to our Manager in connection with the management of our assets and costs incurred by our Manager in providing services to us. For a discussion of the compensation to be paid to our Manager, see "Management Compensation".
Valuation Policies

       Our NAV per share will be calculated by our Manager at the end of each fiscal quarter on a fully diluted basis, beginning twelve months after commencement of the offering using a process that reflects several components, including
(1)	estimated values of each of our commercial real estate assets and investments, including related liabilities, based upon
(a)	market capitalization rates, comparable sales information,
interest rates, discount rates, net operating income, and
(b)	in certain instances individual appraisal reports of the
underlying real estate provided by an independent valuation expert, (2) the price of liquid assets for which third party market quotes are available, (3) accruals of our periodic dividends and (4) estimated accruals of our operating revenues and expenses.
       Specifically, our Manager will calculate NAV primarily utilizing a discounted cash flow methodology, and will then compare that NAV estimate to a valuation utilizing a comparable sales methodology, to ensure no material variances exist. Both the discounted cash flow methodology and the comparable sales methodology are summarized below.
       Discounted Cash Flow Methodology - Our Manager estimates NAV of the Company's ownership interest in an investment based on a forecasted cash flow stream to the Company (including a contemplated disposition) discounted to a present/fair value at a risk adjusted rate. Yield rates, disposition capitalization rates, and growth assumptions are derived from market transactions as well as other financial and industry data. The discount rate utilized to establish fair value is intended to reflect the leveraged return required of a third-party investor acquiring the Company's ownership interest at the date of the valuation. The discount rate is also intended to reflect key risk factors associated with real estate properties under development, redevelopment, repositioning, or stabilization, including entitlement risk, construction risk, leasing/sales risk, operation expense risk, credit risk, capital market risk, pricing risk, event risk and valuation risk. Additionally, the fair value is intended to include the timely recognition of estimated entrepreneurial profit after such consideration.
       Comparable Sales Methodology - Our Manager also estimates NAV of the Company's ownership interest in an investment based on completed sales and/or quoted prices in active marketing of comparable assets. Comparable sales are identified by reviewing recent sales of similar vintage in a defined geographic region that are comparable in quality of improvements and tenancy. From the real estate property fair value, our Manager estimates the NAV of the Company's ownership interest by reducing the real estate property value by (i) any ownership liabilities (i.e. senior loans, secured and unsecured creditors, etc.) and (ii) the ownership interest and/or profit participation of any other members in the applicable venture.
       We expect that the NAV calculations described above will primarily be undertaken by our Sponsor's internal accountants who will perform work on behalf of our Manager pursuant to the support agreement between our Manager and our Sponsor.
       In instances where we determine that an independent appraisal of the real estate asset is necessary, including, but not limited to, instances where our Manager is unsure of its ability on its own to accurately determine the estimated values of our commercial real estate assets and investments, or instances where third party market values for comparable properties are either nonexistent or extremely inconsistent, we may engage an appraiser that has expertise in appraising commercial real estate assets, to act as our independent valuation expert. The independent valuation expert will not be responsible for, or prepare, our NAV per share. However, we may hire a third party to calculate, or assist with calculating, the NAV per share.
       The use of different judgments or assumptions would likely result in different estimates of the value of our real estate assets. Moreover, although we evaluate and provide our NAV per share on a quarterly basis, our NAV per share may fluctuate in the interim, so that the NAV per share in effect for any fiscal quarter may not reflect the precise amount that might be paid for your shares in a market transaction. Further, our published NAV per share may not fully reflect certain material events to the extent that they are not known or their financial impact on our portfolio is not immediately quantifiable. Any resulting potential disparity in our NAV per share may be in favor of either shareholders who redeem their shares, or shareholders who buy new shares, or existing shareholders.
       Our goal is to provide a reasonable estimate of the NAV per share on a quarterly basis. However, the majority of our assets will consist of multi-family investments and, as with any real estate valuation protocol, the conclusions reached by our Manager will be based on a number of judgments, assumptions and opinions about future events that may or may not prove to be correct. The use of different judgments, assumptions or opinions would likely result in different estimates of the value of our multi-housing real estate assets and investments. In addition, for any given quarter, our published NAV per share may not fully reflect certain material events, to the extent that the financial impact of such events on our portfolio is not immediately quantifiable. As a result, the quarterly calculation of our NAV per share may not reflect the precise amount that might be paid for your shares in a market transaction, and any potential disparity in our NAV per share may be in favor of either shareholders who redeem their shares, or shareholders who buy new shares, or existing shareholders. However, to the extent quantifiable, if a material event occurs in between quarterly updates of NAV that would cause our NAV per share to change by 5% or more from the last disclosed NAV, we will disclose the updated NAV per share and the reason for the change in an offering circular supplement as promptly as reasonably practicable. Note, in addition, that the determination of our NAV is not based on, nor intended to comply with, fair value standards under GAAP and our NAV may not be indicative of the price that we would receive for our assets at current market conditions.
Dividend Reinvestment Plan
We may institute an elective dividend reinvestment plan at any time in the future. We do not currently have such a plan in place.
Contractual Obligations and Other Long-Term Liabilities
As of May 4 2018, we did not have any contractual obligations or other long-term liabilities.
Off-Balance Sheet Arrangements
As of May 4 2018, we did not have any off-balance sheet arrangements.



Critical Accounting Policies
       Below is a discussion of the accounting policies that management believes will be critical once we commence operations. We consider these policies critical because we believe that understanding these policies is critical to understanding and evaluating our reported financial results. Additionally, these policies may involve significant management judgments and assumptions, or require estimates about matters that are inherently uncertain. These judgments will affect the reported amounts of assets and liabilities and our disclosure of contingent assets and liabilities at the dates of the financial statements and the reported amounts of revenue and expenses during the reporting periods. With different estimates or assumptions, materially different amounts could be reported in our financial statements. Additionally, other companies may utilize different estimates that may impact the comparability of our results of operations to those of companies in similar businesses.
Real Estate Investments
       We will record acquired real estate at cost and make assessments as to the useful lives of depreciable assets. We will have to make subjective assessments as to the useful lives of our depreciable assets. We will consider the period of future benefit of an asset to determine its appropriate useful life.
Investments in Equity Method Investees

       Non-controlling, unconsolidated ownership interests in an entity may be accounted for using the equity method, at fair value or the cost method.

       Under the equity method, the investment is adjusted each period for capital contributions and distributions and its share of the entity's net income (loss). Capital contributions, distributions and net income (loss) of such entities are recorded in accordance with the terms of the governing documents. An allocation of net income (loss) may differ from the stated ownership percentage interest in such entity as a result of preferred returns and allocation formulas, if any, as described in such governing documents. Equity method investments are recognized using a cost accumulated model in which the investment is recognized based on the cost to the investor, which includes acquisition fees. Acquisition fees incurred directly in connection with the investments in a joint venture are capitalized and amortized using the straight- line method over the estimated useful life of the underlying joint venture assets. No amortization of acquisition fees is currently reflected on the financial statements.

       We may account for an investment in an unconsolidated entity at fair value by electing the fair value option. In general, if the fair value election is made, the REIT's share of changes in fair value from one period to another are recorded in the statement of operations. Any change in fair value attributable to market related assumptions is considered an unrealized gain or loss.

       We may account for an investment that does not qualify for the equity method, or for which the fair value option has not been elected, by using the cost method. Under the cost method, equity in earnings is recorded as distributions are received to the extent they are not considered a return of capital, which is recorded as a reduction of cost of the investment.

Impairment of Long Lived Assets
       For operations related to properties that have been sold or properties that are intended to be sold, we will present them as discontinued operations in the statement of operations for all periods presented, and properties intended to be sold to be designated as "held for sale" on the balance sheet. Management will deem the intent to sell to exist and utilize the "held for sale" designation when a non-refundable deposit or option payment has been made by a prospective buyer.
       When circumstances indicate the carrying value of a property may not be recoverable, we will review the asset for impairment. This review is based on an estimate of the future undiscounted cash flows, excluding interest charges, expected to result from the property's use and eventual disposition.



       These estimates consider factors such as expected future operating income, market and other applicable trends and residual value, as well as the effects of leasing demand, competition and other factors.
       If impairment exists, due to the inability to recover the carrying value of a property, an impairment loss will be recorded to the extent that the carrying value exceeds the estimated fair value of the property for properties to be held and used. For properties held for sale, the impairment loss is the adjustment to fair value less estimated cost to dispose of the asset. These assessments have a direct impact on net income because recording an impairment loss results in an immediate negative adjustment to net income.
Revenue Recognition
Real Estate
We recognize minimum rent, including rental abatements, lease incentives and contractual fixed increases attributable to operating leases, on a straight-line basis over the term of the related leases when collectability is reasonably assured and record amounts expected to be received in later years as deferred rent receivable.
Real Estate Loans Receivable
       We will recognize interest income from our real estate debt investments on an accrual basis over the life of the investment using the effective interest method. We will recognize fees, discounts, premiums, anticipated exit fees and direct cost over the term of the loan as an adjustment to the yield. We will recognize fees on commitments that expire unused at expiration.
Related Party Loans and Warehousing of Assets
       If we have sufficient funds to acquire only a portion of a real estate investment then, in order to cover the shortfall, we may obtain a related party loan from our Sponsor or its affiliates. Each related party loan will be an unsecured obligation of ours, that is payable solely to the extent that such related party loan remains outstanding. As we sell additional shares of common stock in this offering, we will use the proceeds of such sales to pay down the principal and interest of the related party loan, reducing the payment obligation of the related party loan, and our obligation to the holder of the related party loan. We may also utilize related party loans, from time to time, as a form of leverage to acquire real estate assets. From time to time we may borrow from our Sponsor at a rate that is the lesser of (a) market or (b) our Sponsor's cost of capital.
       As an alternative means of acquiring investments for which we do not yet have sufficient funds, our Sponsor or its affiliates may close and fund a real estate investment prior to it being acquired by us. This ability to warehouse investments allows us the flexibility to deploy our offering proceeds as funds are raised. We may then acquire such investment at a price equal to the fair market value of such investment, provided that its fair market value is materially equal to its cost (i.e., the aggregate equity capital invested by our Sponsor or its affiliates in connection with the acquisition and during the warehousing of such investments, plus assumption of debt and any costs, such as accrued property management fees and transfer taxes, incurred during or as a result of the warehousing or, with respect to debt, the principal balance plus accrued interest net of any applicable servicing fees).
Quantitative and Qualitative Disclosures about Market Risk
       Our future income, cash flows and fair values relating to financial instruments are dependent upon prevailing market interest rates. Market risk refers to the risk of loss from adverse changes in market prices and interest rates. We may use derivative financial instruments to manage or hedge interest rate risks related to borrowing.


DESCRIPTION OF CAPITAL STOCK AND CERTAIN PROVISIONS OF MARYLAND LAW, OUR CHARTER AND BYLAWS

The following description of our capital stock, certain provisions of Maryland law and certain provisions of our charter and bylaws, which will be in effect upon commencement of this offering, are summaries and are qualified by reference to Maryland law and our charter and bylaws, copies of which are filed as exhibits to the offering statement of which this offering circular is a part. See "Additional Information."
General

       We were incorporated in Maryland as a corporation on October 17, 2017. Our charter authorizes us to issue 10,000,000 shares of common stock, $0.001 par value per share. We may increase the number of shares of common stock without shareholder consent. At this time, we have not issued any preferred stock.
       We intend to have a December 31st fiscal year end. In addition, we intend to qualify as a REIT and to be taxed as a REIT under the Code beginning with the year ending December 31, 2018; however, the board of directors may extend such date until the taxable year ending December 31, 2019.
Common Stock
       Holders of our common stock will be entitled to receive such dividends as declared from time to time by our board of directors out of legally available funds, subject to any preferential rights of any preferred stock that we may issue in the future. We have no plans to issue preferred stock at this time. In any liquidation, each outstanding share of common stock entitles its holder to share (based on the percentage of shares held) in the assets that remain after we pay our liabilities and any preferential dividends owed to preferred shareholders, if applicable. Holders of shares of our common stock will not have preemptive rights, which means that you will not have an automatic option to purchase any new shares that we issue, nor will holders of our shares of common stock have any preference, conversion, exchange, sinking fund, redemption, or appraisal rights. Our common stock will be non-assessable by us upon our receipt of the consideration for which our board of directors authorized its issuance.
       Our board of directors has authorized the issuance of shares of our common stock without certificates. We will not issue shares in certificated form. Information regarding restrictions on the transferability of our shares that, under Maryland law, would otherwise have been required to appear on our stock certificates will instead be furnished to shareholders upon request and without charge.
       We will maintain a stock ledger that contains the name and address of each shareholder and the number of shares that the shareholder holds. With respect to uncertificated stock, we will continue to treat the shareholder registered on our stock ledger as the owner of the shares until the new owner delivers a properly executed form to us, which form we will provide to any registered holder upon request.
Voting Common Stock
       Subject to the restrictions in our charter on transfer and ownership of shares and except as may otherwise be specified in the charter, the holders of our common stock are entitled to one vote per share on all matters submitted to a shareholder vote, including election of our directors. Therefore, the holders of a majority of our outstanding shares of common stock can elect the entire board of directors. Except as set forth in our charter, including any articles supplementary with respect to any series of preferred stock we may issue in the future, the holders of our common stock will possess exclusive voting power. Our charter does not provide for cumulative voting in the election of its directors.
Preferred Stock
       Our charter authorizes our board of directors to designate and issue one or more classes or series of preferred stock without approval of our common shareholders. Our board of directors may determine the relative rights, preferences and privileges of each class or series of preferred stock so issued, which may be more beneficial than the rights, preferences, and privileges attributable to our common stock. The issuance of preferred stock could have the effect of delaying or preventing a change in control. Our board of directors has no present plans to issue preferred stock but may do so at any time in the future without shareholder approval.



Preferred Stock Issuance to Meet 100 Investor REIT Requirement
       Following completion of this offering, to the extent necessary to assist us in obtaining a sufficient number of shareholders to meet certain of the qualification requirements for taxation as a REIT under the Code, we may undertake to issue and sell up to approximately 125 shares of a new series of preferred stock in a private placement to up to approximately
125 investors who qualify as "accredited investors" (as that term is defined in Rule 501(a) of Regulation D under the Securities Act). The preferred stock is expected to be perpetual, pay an annual market dividend for securities of this type and be redeemable by us at a premium to the aggregate liquidation value. For example, if we issue 125 shares of preferred stock with a liquidation price of $1,000 per share and an annual dividend of 12.5%, we would raise additional capital of $125,000 and be required to be pay or set aside for payment, in the aggregate, approximately $15,625 annually, before any dividends on shares of our common stock could be made.
Meetings and Special Voting Requirements
       An annual meeting of our shareholders will be held each year, on a date and at the time and place set by the board of directors.
       Special meetings of shareholders may be called by our chairman of the board of directors, chief executive officer, president or the board of directors. In addition, a special meeting of the shareholders must be called to act on any matter that may properly be considered at a meeting of shareholders upon the written request of shareholders entitled to cast not less than a majority of all the votes entitled to be cast at such meeting and the satisfaction by such shareholders of certain procedural requirements set forth in the Bylaws.
       The presence in person or by proxy of shareholders entitled to cast a majority of all the votes entitled to be cast at any shareholder meeting constitutes a quorum. The affirmative vote of a plurality of all votes cast is sufficient to elect a director. Unless otherwise provided by the Maryland General Corporation Law or our charter, the affirmative vote of a majority of all votes cast is sufficient to approve any other matter which properly comes before the meeting.
       Under the Maryland General Corporation Law, a Maryland corporation generally cannot dissolve, amend its charter, merge, sell all or substantially all of its assets, engage in a share exchange or engage in similar transactions outside the ordinary course of business, unless declared advisable by its board of directors and approved by the affirmative vote of shareholders entitled to cast at least two-thirds of the votes entitled to be cast on the matter. However, a Maryland corporation may provide in its charter for approval of these matters by a lesser percentage, but not less than a majority of all of the votes entitled to be cast on the matter. Except for amendments of our charter relating to the restrictions on transfer and ownership of shares and the vote required to amend certain provisions of the charter and except for those amendments permitted to be made without shareholder approval under Maryland law or by specific provision in the charter, any amendment to our charter will be valid only if it is declared advisable by the board of directors and approved by the affirmative vote of holders of shares entitled to cast at least two-thirds of all votes entitled to be cast on the matter.
Restrictions on Ownership of Shares Ownership Limit

       To maintain our REIT qualification, not more than 50% in value of our outstanding shares may be owned, directly or indirectly, by five or fewer individuals (including certain entities treated as individuals under the Code) during the last half of each taxable year. In addition, at least 100 persons who are independent of us and each other must beneficially own our outstanding shares for at least 335 days per 12-month taxable year or during a proportionate part of a shorter taxable year. Each of the requirements specified in the two preceding sentences will not apply to any period prior to the second year for which we elect to be taxable as a REIT. We may prohibit certain acquisitions and transfers of shares so as to ensure our continued qualification as a REIT under the Code. However, we cannot assure you that this prohibition will be effective.
       To help ensure that we meet these tests, our charter prohibits any person or group of persons from acquiring, directly or indirectly, beneficial ownership of more than 9.8% by value or number of shares, whichever is more restrictive, of our outstanding shares of common stock, or 9.8% by value or number of shares, whichever is more restrictive, of our outstanding capital stock unless exempted by our board of directors.
Our board of directors may waive 9.8% ownership limitations with respect to a particular person if the board of directors receives evidence that ownership in excess of the limit will not jeopardize our REIT status. For purposes of this provision, we treat corporations, partnerships and other entities as single persons. These 9.8% ownership limitations will apply as of the first date of the second taxable year for which we elect to be treated as a REIT, which will be January 1, 2019 assuming we elect to be treated as a REIT for the taxable year ending December 31, 2018. However, our charter will also prohibit any actual, beneficial or constructive ownership of our shares that causes us to fail to qualify as a REIT (including any ownership that would result in any of our income that would otherwise qualify as "rents from real property" for purposes of the REIT rules to fail to qualify as such) and such ownership limitation shall not be waived. In addition, our charter prohibits a person from owning actually or constructively shares of our outstanding capital stock if such ownership would result in any of our income that would otherwise qualify as "rents from real property" for purposes of the REIT rules to fail to qualify as such.
       Any attempted transfer of our shares that, if effective, would result in a violation of our ownership limit or would otherwise cause us to fail to qualify as a REIT (including by virtue of us being "closely held" or through our receipt of related party resident income) will be null and void and will cause the number of shares causing the violation to be automatically transferred to a trust for the exclusive benefit of one or more charitable beneficiaries. Any attempted transfer of our shares that, if effective, would result in our shares being owned by fewer than 100 persons will be null and void. The prohibited transferee will not acquire any rights in the shares.
       The automatic transfer will be deemed to be effective as of the close of business on the business day prior to the date of the attempted transfer. We will designate a trustee of the trust that will not be affiliated with us or the prohibited transferee. We will also name one or more charitable organizations as a beneficiary of the share trust.
       Shares held in trust will remain issued and outstanding shares and will be entitled to the same rights and privileges as all other shares of the same class or series. The prohibited transferee will not benefit economically from any of the shares held in trust, will not have any rights to dividends or dividends, and will not have the right to vote or any other rights attributable to the shares held in the trust. The trustee will receive all dividends and dividends on the shares held in trust and will hold such dividends or dividends in trust for the benefit of the charitable beneficiary. The trustee may vote any shares held in trust.
       Within 20 days of receiving notice from us that any of our shares have been transferred to the trust for the charitable beneficiary, the trustee will sell those shares to a person designated by the trustee whose ownership of the shares will not violate the above restrictions. Upon the sale, the interest of the charitable beneficiary in the shares sold will terminate and the trustee will distribute the net proceeds of the sale to the prohibited transferee and to the charitable beneficiary as follows.
The prohibited transferee will receive the lesser of (i) the price paid by the prohibited transferee for the shares or, if the prohibited transferee did not give value for the shares in connection with the event causing the shares to be held in the trust (e.g., a gift, devise or other similar transaction), the market price (as defined in our charter) of the shares on the day of the event causing the shares to be held in the trust and
(ii) the price received by the trustee from the sale or other disposition of the shares. Any net sale proceeds in excess of the amount payable to the prohibited transferee will be paid immediately to the charitable beneficiary. If, prior to our discovery that shares have been transferred to the trust, the shares are sold by the prohibited transferee, then (i) the shares will be deemed to have been sold on behalf of the trust and
(ii) to the extent that the prohibited transferee received an amount for the shares that exceeds the amount he was entitled to receive, the excess will be paid to the trustee upon demand.
       In addition, shares held in the trust for the charitable beneficiary will be deemed to have been offered for sale to us, or our designee, at a price per share equal to the lesser of (i) the price per share in the transaction that resulted in the transfer to the trust (or, in the case of a devise or gift, the market price at the time of the devise or gift) and
(ii) the market price on the date we, or our designee, accept the offer.
We will have the right to accept the offer until the trustee has sold the shares. Upon a sale to us, the interest of the charitable beneficiary in the shares sold will terminate and the trustee will distribute the net proceeds of the sale to the prohibited transferee.
       Any person who acquires or attempts to acquire shares in violation of the foregoing restrictions or who would have owned the shares that were transferred to any such trust must give us immediate written notice of such event, and any person who proposes or attempts to acquire or receive shares in violation of the foregoing restrictions must give us at least 15 days' written notice prior to such transaction. In both cases, such persons will provide to us such other information as we may request in order to determine the effect, if any, of such transfer on our status as a REIT.
       The foregoing restrictions will continue to apply until our board of directors determines it is no longer in our best interest to continue to qualify as a REIT. The 9.8% ownership limitations described above do not apply to any underwriter in an offering of our shares or to a person or persons exempted from the ownership limit by our board of directors based upon appropriate assurances that our qualification as a REIT would not be jeopardized.
       Within 30 days after the end of each taxable year, every owner of 5% or more of our outstanding capital stock will be asked to deliver to us a statement setting forth the number of shares owned directly or indirectly by such person and a description of how such person holds the shares. Each such owner will also provide us with such additional information as we may request in order to determine the effect, if any, of his or her beneficial ownership on our status as a REIT and to ensure compliance with our ownership limit.
       In addition, our charter provides that, prior to the first date on which any class or series of shares of our capital stock constitutes "publicly-offered securities" (as defined in the Plan Assets Regulation), "benefit plan investors" may not hold, in the aggregate, 25 percent or more of the value of any class or series of shares of our capital stock.
If benefit plan investors exceed this 25% limit, we may redeem their interests at a price equal to the then current NAV per share or transfer their interests to a trust for the benefit of a charitable beneficiary.
See "ERISA Considerations-The 25% Limit" for more information.
       Furthermore, our charter provides that, in the event we determine in our discretion that there is a material likelihood that we would be a fiduciary under applicable law with respect to an investor that is subject to ERISA and/or Section 4975 of the Code (e.g., an IRA), we have the authority to redeem such investor's interests at a price equal to the then current NAV per share.
       These restrictions could delay, defer or prevent a transaction or change in control of us that might involve a premium price for our shares of common stock or otherwise be in the best interests of our shareholders.
       These restrictions could delay, defer or prevent a transaction or change in control of us that might involve a premium price for our shares of common stock or otherwise be in the best interests of our shareholders. Investment Criteria, Minimum Investment and Transfer Restrictions
       Pursuant to the requirements of Section 18(b)(4)(D)(ii) of the Securities Act and Rule 251(d)(2)(i)(C) of Regulation A, purchasers of our common stock must be "qualified purchasers," which means that they are required to satisfy certain investment criteria regarding their net worth or income. Purchasers must either (i) be an accredited investor or (ii) if you are not an accredited investor, the investment in the shares is not more than 10% of the greater of: (a) if you are a natural person: (1) your individual net worth, or joint net worth with your spouse, excluding the value of your primary residence; or (2) your individual income, or joint income with your spouse, received in each of the two most recent years and you have a reasonable expectation that an investment in the shares will not exceed 10% of your individual or joint income in the current year or
(b) if you are not a natural person, (1) your revenue, as of your most recently completed fiscal year end; or (2) your net assets, as of your most recently completed fiscal year end. See "Investment Criteria" on page iii of this offering circular for more information.
       No shareholder shall, without the prior written approval of the board of directors, transfer any shares of Capital Stock if, in the opinion of counsel, such transfer would result in our being required to become a reporting company under the Exchange Act. Any such transfer shall be void ab initio and the intended transferee shall acquire no rights in such shares of Capital Stock. This restriction shall not apply at any time (i) that we have a class of securities registered under the Exchange Act or are filing reports pursuant to Section 13 or 15(d) under the Exchange Act or (ii) after the board of directors adopts a resolution to such effect.
All subsequent sales must comply with applicable state and federal securities laws.



       The minimum investment required in this offering is 200 shares of common stock, or $2,000 based on the initial offering price of $10.00 per share. Pursuant to a board policy, you may not transfer your shares of common stock in a manner that causes you or your transferee to own fewer than the number of shares of common stock required to meet the minimum purchase requirements, except for the following transfers without consideration: transfers by gift; transfers by inheritance; intrafamily transfers; family dissolutions; transfers to affiliates; and transfers by operation of law. These minimum investment requirements are applicable unless and until our shares of common stock are listed on a national securities exchange, and these requirements may make it more difficult for you to sell your shares of common stock. We cannot assure you that our shares of common stock will ever be listed on a national securities exchange.
Dividends
       We expect that we will declare and pay dividends on a quarterly basis, or more or less frequently as advised by our Manager, in arrears, based on daily record dates. Any dividends we make will be following consultation with our Manager, and will be based on, among other factors, our present and reasonably projected future cash flow. We will set the rate of dividends at a level that will be reasonably consistent and sustainable over time. We have not established a minimum distribution level, and our charter does not require that we pay dividends to our shareholders.
       Generally, our policy will be to pay dividends from cash flow from operations. During our offering stage, when we may raise capital in this offering more quickly than we acquire income-producing assets, and for some period after our offering stage, we may not be able to pay dividends solely from our cash flow from operations. Further, because we may receive property income or other revenue at various times during our fiscal year and because we may need cash flow from operations during a particular period to fund capital expenditures and other expenses, we expect that at least during the early stages of our development and from time to time during our operational stage, we will declare dividends in anticipation of cash flow that we expect to receive during a later period and we will pay these dividends in advance of our actual receipt of these funds. In these instances, we expect to look to third party borrowings or lines of credit to fund our dividends. We may also fund such dividends from the sale of assets or other investments. Our charter permits us to pay dividends from any source, including offering proceeds or borrowings (which may constitute a return of capital), and our charter does not limit the amount of funds we may use from any source to pay such dividends. If we pay dividends from sources other than our cash flow from operations, we will have less funds available for investment in properties and other assets.
       To maintain our qualification as a REIT, we must make aggregate annual dividends to our shareholders of at least 90% of our REIT taxable income (which is computed without regard to the dividends-paid deduction or net capital gain and which does not necessarily equal net income as calculated in accordance with GAAP). If we meet the REIT qualification requirements, we generally will not be subject to federal income tax on the income that we distribute to our shareholders each year. See "U.S. Federal Income Tax Considerations - Requirements for Qualification - Annual Distribution Requirements." Our board of directors may authorize dividends in excess of those required for us to maintain REIT status depending on our financial condition and such other factors as our board of directors deems relevant.
       Dividends that you receive, and which are not designated by us as capital gain dividends, will generally be taxed as ordinary income to the extent they are from current or accumulated earnings and profits. To the extent any portion of your distribution is not from current or accumulated earnings and profits, it will not be subject to tax immediately; it will be considered a return of capital for tax purposes and will reduce the tax basis of your investment (and potentially result in taxable gain upon your sale of the stock). Dividends that constitute a return of capital, in effect, defer a portion of your tax until your investment is sold or we are liquidated, at which time you will be taxed at capital gains rates.
See "U.S. Federal Income Tax Considerations-Taxation of Shareholders - Taxation of Taxable Domestic Shareholders - Dividends" for an additional discussion of these rules. However, because each investor's tax considerations are different, we suggest that you consult with your tax advisor.
Business Combinations

       Under the Maryland General Corporation Law, certain "business combinations" (including a merger, consolidation, share exchange or, in certain circumstances, an asset transfer or issuance or reclassification of equity securities) between a Maryland corporation and any interested shareholder, or an affiliate of such an interested shareholder, are prohibited for five years following the most recent date on which the interested shareholder became an interested shareholder. Maryland law defines an interested shareholder as:
*	 any person who beneficially owns, directly or indirectly, 10%
or more of the voting power of the corporation's outstanding voting stock after the date on which the corporation had 100 or more beneficial owners of its stock; or
*	 an affiliate or associate of the corporation who, at any time within the two-year period prior to the date in question and after the date on which the corporation had 100 or more
beneficial owners of its stock, was the beneficial owner,
directly or indirectly, of 10% or more of the voting power of the then outstanding voting stock of the corporation.
After such five-year period, any such business combination must be recommended by the board of directors of the corporation and approved by the affirmative vote of at least:
*	 80% of the votes entitled to be cast by holders of outstanding shares of voting stock of the corporation; and
*	 two-thirds of the votes entitled to be cast by holders of
voting stock of the corporation other than shares held by the interested shareholder with whom (or with whose affiliate) the business combination is to be effected or held by an affiliate or associate of the interested shareholder.
These supermajority approval requirements do not apply if, among other conditions, the corporation's common shareholders receive a minimum price (as defined in the Maryland General Corporation Law) for their shares and the consideration is received in cash or in the same form as previously paid by the interested shareholder for its shares. In addition, a person is not an interested shareholder under the statute if the board of directors approved in advance the transaction by which the person otherwise would have become an interested shareholder. The board of directors may provide that its approval is subject to compliance with any terms and conditions determined by it.
       These provisions of the Maryland General Corporation Law do not apply, however, to business combinations that are approved or exempted by a corporation's board of directors prior to the time that the interested shareholder becomes an interested shareholder. Our board of directors has adopted a resolution exempting any business combinations between us and any other person or entity from the business combination provisions of the Maryland General Corporation Law and, consequently, the five-year prohibition and the supermajority vote requirements will not apply to business combinations between us and any person as described above. As a result, any person described above may be able to enter into business combinations with us that may not be in the best interest of our shareholders without compliance by our company with the supermajority vote requirements and other provisions of the statute.
       None of these provisions of the Maryland General Corporation Law will apply, however, to business combinations that are approved or exempted by the board of directors of the corporation prior to the time that the interested shareholder becomes an interested shareholder. We have opted out of these provisions by resolution of our board of directors. However, our board of directors may, by resolution, opt in to the business combination statute in the future.
Control Share Acquisitions
       The Maryland General Corporation Law provides that holders of "control shares" of a Maryland corporation acquired in a "control share acquisition" have no voting rights with respect to any control shares except to the extent approved at a special meeting of shareholders by the affirmative vote of at least two-thirds of the votes entitled to be cast on the matter, excluding shares of stock of a corporation in respect of which any of the following persons is entitled to exercise or direct the exercise of the voting power of such shares in the election of directors:
(a) a person who makes or proposes to make a control share acquisition;
(b) an officer of the corporation; or (c) an employee of the corporation who is also a director of the corporation. "Control shares" are voting shares of stock which, if aggregated with all other such shares of stock previously acquired by the acquirer or in respect of which the acquirer is able to exercise or direct the exercise of voting power (except solely by virtue of a revocable proxy), would entitle the acquirer to exercise voting power in electing directors within one of the following ranges of voting power:
*	 one-tenth or more but less than one-third;
*	 one-third or more but less than a majority; or

*	 a majority or more of all voting power.

Control shares do not include shares that the acquiring person is then entitled to vote as a result of having previously obtained shareholder approval. A "control share acquisition" means the acquisition, directly or indirectly, of ownership of, or the power to direct the exercise of voting power with respect to, issued and outstanding control shares, subject to certain exceptions.

       A person who has made or proposes to make a control share acquisition, upon satisfaction of certain conditions (including an undertaking to pay expenses and making an "acquiring person statement" as described in the Maryland General Corporation Law), may compel our board of directors to call a special meeting of shareholders to be held within 50 days of demand to consider the voting rights of the shares acquired or to be acquired in the control share acquisition. If no request for a special meeting is made, the corporation may itself present the question at any shareholders meeting.
       If voting rights of control shares are not approved at the meeting or if the acquiring person does not deliver an "acquiring person statement" as required by the statute, then, subject to certain conditions and limitations, the corporation may redeem any or all of the control shares (except those for which voting rights have previously been approved) for fair value determined, without regard to the absence of voting rights for the control shares, as of the date of the last control share acquisition by the acquirer or of any meeting of shareholders at which the voting rights of such shares are considered and not approved. If voting rights for control shares are approved at a shareholders meeting and the acquirer becomes entitled to vote a majority of the shares entitled to vote, all other shareholders may exercise appraisal rights, unless these specific appraisal rights are eliminated under the charter or bylaws.
       The control share acquisition statute does not apply to: (a) shares acquired in a merger, consolidation or share exchange if the corporation is a party to the transaction, or (b) acquisitions approved or exempted by the charter or bylaws of the corporation.
       Our bylaws contain a provision exempting from the control share acquisition statute any and all acquisitions by any person of our stock. There can be no assurance that this provision will not be amended or eliminated by the board at any time in the future.
Indemnification and Limitation of Directors' and Officers' Liability
       The Company shall be governed by Maryland Law. Maryland law permits a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its shareholders for money damages, except for liability resulting from:

*	 actual receipt of an improper benefit or profit in money,
property or services; or
*	 active and deliberate dishonesty established by a final
judgment and which is material to the cause of action.
       Our charter contains such a provision that eliminates directors' and officers' liability to the maximum extent permitted by Maryland law. These limitations of liability do not apply to liabilities arising under the federal securities laws and do not generally affect the availability of equitable remedies such as injunctive relief or rescission.
       Our charter also authorizes our company, to the maximum extent permitted by Maryland law, to obligate our company to indemnify any present or former director or officer or any individual who, while a director or officer of our company and at the request of our company, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee, from and against any claim or liability to which that individual may become subject or which that individual may incur by reason of his or her service in any such capacity and to pay or reimburse his or her reasonable expenses in advance of final disposition of a proceeding.
       Our bylaws obligate us, to the maximum extent permitted by Maryland law, to indemnify any present or former director or officer or any individual who, while a director or officer of our company and at the request of our company, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee and who is made, or threatened to be made, a party to the proceeding by reason of his or her service in that capacity, from and against any claim or liability to which that individual may become subject or which that individual may incur by reason of his or her service in any such capacity and to pay or reimburse his or her reasonable expenses in advance of final disposition of a proceeding. Our charter and bylaws also permit our company to indemnify and advance expenses to any individual who served a predecessor of our company in any of the capacities described above and any employee or agent of our company or a predecessor of our company.
       Maryland law requires a corporation (unless its charter provides otherwise, which our charter does not) to indemnify a director or officer who has been successful in the defense of any proceeding to which he or she is made, or threatened to be made, a party by reason of his or her service in that capacity. Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made, or threatened to be made, a party by reason of their service in those or other capacities unless it is established that:
*	 the act or omission of the director or officer was material to the matter giving rise to the proceeding and
(i) was committed in bad faith or (ii) was the result of active and deliberate dishonesty;
*	 the director or officer actually received an improper
personal benefit in money, property or services; or

*	 in the case of any criminal proceeding, the director or
officer had reasonable cause to believe that the act or omission was unlawful.

       However, under Maryland law, a Maryland corporation may not indemnify for an adverse judgment in a suit by or in the right of the corporation or for a judgment of liability on the basis that personal benefit was improperly received, unless in either case a court orders indemnification and then only for expenses. In addition, Maryland law permits a corporation to advance reasonable expenses to a director or officer upon the corporation's receipt of:

*	 a written affirmation by the director or officer of his or
her good faith belief that he or she has met the standard of conduct necessary for indemnification by the corporation; and

*	 a written undertaking by him or her on his or her behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met.

Insofar as the foregoing provisions permit indemnification of directors, executive officers or persons controlling us for liability arising under the Securities Act, we have been informed that, in the opinion of the SEC, this indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable.

STOCKHOLDER REDEMPTION PLAN

Annual Redemption Plan

       While you should view your investment as long-term, we have adopted a shareholder redemption plan which may provide an opportunity for our shareholders to have their shares of our common stock redeemed by us, subject to certain restrictions and limitations. Shares may not be redeemed under our shareholder redemption plan until the first anniversary of the date such shares were purchased.

The purchase price for shares redeemed under our shareholder
redemption plan will be as follows: Less than 1 year	No redemption allowed
1	 year until 2 years	98.0% of NAV per share or $10,  whichever is greater
2	 years until 3 years	99.0% of NAV per share or $10,  whichever is greater
3 years until 4 years	100.0% of NAV per share or $10, whichever is greater
4 years until 5 years	100.0% of NAV per share or $10, whichever is greater
5 years or more	100.0% of NAV per share or $10, whichever is greater

In the event of a shareholder's death disability	100% of NAV per share or $10,
whichever is greater


(1)	For purposes of the shareholder redemption plan, the per share redemption price will be calculated as a percentage of the NAV per share in effect at the time of the redemption. The redemption price per share for shares redeemed pursuant to the shareholder redemption plan will be further reduced by the aggregate amount of net proceeds per share, if any, distributed to our shareholders following the date that the NAV per share in effect at the time of the redemption was established but prior to the redemption date as a result of the sale of one or more of our assets that constitutes a return of capital distribution as a result of such sales. In addition, the redemption price will be reduced by the aggregate sum of dividends, if any, declared on the shares subject to the redemption request with record dates during the period between the year-end redemption request date and the redemption date. For more details on how our Manager will determine the net asset value, see "Plan of Operation -Valuation Policies" and "Plan of Operation-Quarterly NAV Share Price Adjustments."

(2)	A shareholder requesting redemption will be responsible for paying or reimbursing us for any third-party costs incurred by us as a result of the redemption request, including but not limited to, bank transaction charges, custody fees, taxes, assessments and/or transfer agent charges.


Redemption of shares of our common stock will be made annually upon written request to us at least 15 days prior to the end of the applicable year. We intend to provide notice of redemption by the last business day of each year, with an effective redemption date as of the last day of each year, and to endeavor to remit the redemption price within 14 days of the end of such year; although payment of the redemption price may be delayed until 21 days after the end of such year, due to exigent circumstances, including, without limitation, (1) our partner real estate operators or borrower(s) fail to provide adequate information regarding the assets within a time period that allows us to perform our NAV calculation, which in turn would prevent us from determining share redemption prices; (2) macro-economic crises or property-level events, such as damage to the property, that may affect our ability to make redemptions or determine NAV; and (3) our payment processing provider chooses to discontinue service or has technical outages that prevent us from processing share redemptions in a timely manner. Shareholders may withdraw their redemption request at any time up to three (3) business days prior to the redemption date. If we agree to honor a redemption request, the shares of our common stock to be redeemed will cease to accrue dividends or have voting rights as of the redemption date.

Because the Company's NAV per share will be calculated at the end of each quarter, the redemption price may change between the date the Company receives the redemption request and the redemption date. As a result, the redemption price that a shareholder will receive may be different from the redemption price on the day the redemption request is made.

Upon the redemption of any shares of our common stock, the redemption price will be reduced by the aggregate sum of dividends, if any, declared on the shares subject to the redemption request with record dates during the period between the year-end redemption request date and the date of redemption. If a redemption date with respect to shares of our common stock comes after the record date for the payment of a distribution to be paid on those shares but before the payment or distribution, the registered holders of those shares at the close of business on such record date will be entitled to receive the distribution on the payment date, notwithstanding the redemption of those shares or our default in payment of the distribution.



We cannot guarantee that the funds set aside for the redemption plan will be sufficient to accommodate all requests made in any year. In the event that we do not have sufficient funds available to redeem all of the shares of our common stock for which redemption requests have been submitted in any year, we plan to redeem shares of our common stock on a pro rata basis on the redemption date. In addition, if we redeem less than all of the shares subject to a redemption request in any year, with respect to any unredeemed shares, you can: (i) withdraw your request for redemption; or (ii) ask that we honor your request in a future year, if any, when such redemptions can be made pursuant to the limitations of the redemption plan when sufficient funds are available. Such pending requests will be honored on a pro rata basis along with any new requests received in that future year. For investors who hold shares of our common stock with more than one record date, redemption requests will be applied to such shares in the order in which they were purchased, on a first in first out basis.

We are not obligated to redeem shares of our common stock under the redemption plan. We will limit the number of shares to be redeemed during any calendar year to 5.0% of the weighted average number of shares of our common stock outstanding during the prior calendar year. In addition, our Manager may, in its sole discretion, amend, suspend, or terminate the redemption plan at any time, including to protect our operations and our non-redeemed shareholders, to prevent an undue burden on our liquidity, to preserve our status as a REIT, following any material decrease in our NAV, or for any other reason. Our limits on ownership of our shares also may require us to decline redemption requests that would cause other shareholders to exceed such ownership limits. In addition, in order to comply with certain of the distribution requirements applicable to REITs we will decline to honor any redemption request that we believe is a "dividend equivalent" redemption as discussed in "U.S. Federal Income Tax Considerations-Taxation of Taxable U.S. Shareholders- Redemptions of Common Stock." The Manager may also, in its sole discretion, decline any particular redemption request if it believes such action is necessary to preserve our status as a REIT. Therefore, you may not have the opportunity to make a redemption request prior to any potential termination of our redemption plan.

We will treat a repurchase request that would cause a shareholder to own less than 100 shares of our common stock as a request to repurchase all of his or her shares of common stock, and we will vary from pro rata treatment of repurchases as necessary to avoid having shareholders holding fewer than 100 shares of our common stock or in other special situations determined by our board of directors.

In several respects, we would treat repurchases sought upon a shareholder's death or complete disability differently from other repurchases:

*	 There is no one-year holding requirement; and
*	 The purchase price for the redeemed shares will be equal to
100% of NAV per share (as described above).

Our Manager, in its sole discretion, will determine in good faith whether a shareholder becomes completely disabled based on the definition of "disabled" under the federal Social Security Act. The federal Social Security Act generally defines disabled or disability as the inability to engage in any substantial gainful activity because of a medically determinable physical or mental impairment(s) that either
(i) can be expected to result in death or (ii) has lasted or that we can expect to last for a continuous period of not less than 12 months. Our Manager may rely on a determination made by the Social Security Administration's office in the shareholder's state in making its determination that the shareholder's medical condition is considered a disability under the Social Security Act.

Repurchase upon complete disability will only be available to shareholders who become completely disabled after the purchase of their shares. If the shares are purchased by joint owners, the repurchase upon complete disability or death will be available when either joint owner first becomes completely disabled or dies.

A shareholder requesting redemption will be responsible for paying or reimbursing us for any third-party costs incurred as a result of the redemption request, including but not limited to, bank transaction charges, custody fees, taxes, assessments and/or transfer agent charges.

In addition, our Manager may, in its sole discretion, amend, suspend, or terminate the redemption plan at any time, including to protect our operations and our remaining shareholders, to prevent an undue burden on our liquidity, to preserve our status as a REIT, following any material decrease in our NAV, or for any other reason. The Manager may also, in its sole discretion, decline any particular redemption request if it believes such action is necessary to preserve our status as a REIT (for example, if a redemption request would cause a non-redeeming shareholder to violate certain ownership limits applicable to REITs or if a redemption constitutes a "dividend equivalent redemption" that could give rise to a preferential dividend issue, to the extent applicable). Therefore, you may not have the opportunity to make a redemption request prior to any potential termination of our redemption plan.

We have the right to monitor the trading patterns of shareholders or their financial advisors and we reserve the right to reject any purchase or redemption transaction at any time based on what we deem to be a pattern of excessive, abusive or short-term trading. We expect that there will be no regular secondary trading market for the shares of our common stock in the near term. However, in the event a secondary market for our shares develops, we will terminate our redemption plan.

For more information about our shareholder redemption plan or to submit a redemption request, please contact us by email at info@upsideavenue.com or telephone at 512-872-2898.

U.S. FEDERAL INCOME TAX CONSIDERATIONS

The following is a summary of certain material U.S. federal income tax considerations relating to our qualification and taxation as a REIT and relating to the purchase, ownership and disposition of our shares of common stock. Because this is a summary that is intended to address only certain material U.S. federal income tax considerations relating to the ownership and disposition of our common stock generally applicable to holders, it may not contain all the information that may be important to you. As you review this discussion, you should keep in mind that:

*	 the tax consequences to you may vary depending on your
particular tax situation;

*	 special rules that are not discussed below may apply to you if, for example, you are a broker-dealer, a trust, an estate, a regulated investment company, a REIT, a financial institution, an insurance company, a person who holds 10% or more (by vote or value) of our stock, a person holding their interest through a partnership or similar pass-through entity, a person subject to the alternative minimum tax provisions of the Code, a person holding our common stock as part of a "straddle," "hedge,"
"short sale," "conversion transaction," "synthetic security" or other integrated investment, a person who marks-to market our common stock or preferred stock, a U.S. expatriate, a U.S. shareholder (as defined below) whose functional currency is not the U.S. dollar or are otherwise subject to special tax treatment under the Code;

*	 this summary does not address state, local or non-U.S. tax
considerations;

*	 this summary does not address other federal tax
considerations aside from U.S. federal income taxes, such as alternative minimum taxes or estate taxes;

*	 this summary assumes that shareholders hold our common stock as a
"capital asset" within the
                       meaning of Section 1221 of the Code;

*	 this summary does not address U.S. federal income tax
considerations applicable to tax-exempt organizations and non-U.S. persons, except to the limited extent described below; and

*	 this discussion is not intended to be, and should not be
construed as, tax advice.

You are urged both to review the following discussion and to consult with your own tax advisor to determine the effect of ownership and disposition of our common stock on your particular tax situation, including any state, local or non-
U.S. tax consequences.

The information in this section is based on the current Code, current, temporary and proposed Treasury Regulations, the legislative history of the Code, current administrative interpretations and practices of the IRS including its practices and policies as endorsed in private letter rulings, which are not binding on the IRS except in the case of the taxpayer to whom a private letter ruling is addressed, and existing court decisions. Future legislation, regulations, administrative interpretations and court decisions could change current law or adversely affect existing interpretations of current law, possibly with retroactive effect. Any change could apply retroactively. We have not obtained any rulings from the IRS concerning the tax treatment of the matters discussed below. Thus, it is possible that the IRS could challenge the statements in this discussion that do not bind the IRS or the courts, and that a court could agree with the IRS. Accordingly, no assurance can be given that the IRS would not assert, or that a court would not sustain, a position contrary to any of the tax consequences described below. This summary is also based upon the assumption that we will operate Multi-Housing Income REIT, Inc. and its subsidiaries and affiliated entities in accordance with their applicable organizational documents.

The federal income tax treatment of holders of our common stock depends in some instances on determinations of fact and interpretations of complex provisions of United States federal income tax law for which no clear precedent or authority may be available. In addition, the tax consequences to any particular shareholder of holding our common stock will depend on the shareholder's particular tax circumstances. You are urged to consult your tax advisor regarding the federal, state, local, and foreign income and other tax consequences to you in light of your particular investment or tax circumstances of acquiring, holding, exchanging, or otherwise disposing of our common stock.

Taxation of Multi-Housing Income REIT, Inc.

       We intend to elect to be taxed as a REIT beginning with the taxable year ending December 31, 2018, which may be extended by our board of directors until the taxable year ending December 31, 2019. A REIT generally is not subject to
U.S.	federal income tax on the income that it distributes to
shareholders if it meets the applicable REIT distribution requirements and other requirements for qualification.

We believe that our ownership, form of organization and our operations through the date hereof and our proposed ownership, organization and method of operations thereafter have enabled and will enable us to qualify as a REIT beginning with our taxable year ended December 31, 2017. Our qualification and taxation as a REIT will depend on our ability to meet on a continuing basis, through actual operating results, asset composition, distribution levels, diversity of share ownership, and various other qualification tests imposed under the Code discussed below. In addition, our ability to qualify as a REIT depends in part upon the operating results, organizational structure and entity classification for U.S. federal income tax purposes of certain entities in which we invest. Our ability to qualify as a REIT for a particular year also requires that we satisfy certain asset and gross income tests during such year, some of which depend upon the fair market values of assets in which we directly or indirectly own an interest. Such values may not be susceptible to a precise determination. Accordingly, no assurance can be given that the actual results of our operations for any taxable year will satisfy such requirements for qualification and taxation as a REIT.

Taxation of REITs in General

       As indicated above, our qualification and taxation as a REIT depends upon our ability to meet, on a continuing basis, various qualification requirements imposed upon REITs by the Code. The material qualification requirements are summarized below under "- Requirements for Qualification-General." While we intend to operate so that we qualify as a REIT, no assurance can be given that the IRS will not challenge our qualification, or that we will be able to operate in accordance with the REIT requirements in the future. See "-Requirements for Qualification-Failure to Qualify."

So long as we qualify for taxation as a REIT, we generally will be entitled to a deduction for dividends that we pay and therefore will not be subject to U.S. federal income tax on our net income that we distribute currently to our shareholders. This treatment substantially eliminates "double taxation" (that is, taxation at both the corporate and shareholder levels) that generally results from an investment in a corporation. However, even if we qualify for taxation as a REIT, we will be subject to federal income tax as follows:

*	 We will be taxed at regular corporate rates on any
undistributed "REIT taxable income." REIT taxable income is the taxable income of the REIT subject to specified adjustments, including a deduction for dividends paid. See "-
Requirements for Qualification-Annual Distribution
Requirements."

*	 Under some circumstances, we may be subject to the
"alternative minimum tax" on our items of tax preference, including any deductions of net operating losses.



*	 If we have net income from "prohibited transactions" we will be subject to a 100% tax on this income. In general, prohibited transactions are sales or other dispositions of property held primarily for sale to customers in the ordinary course of business other than foreclosure property. See "-
Requirements for Qualification-Prohibited Transactions."

*	 If we elect to treat property that we acquire with a
foreclosure of a mortgage loan or certain leasehold terminations as "foreclosure property," we may thereby avoid the 100% tax on gain from resale of that property (if the sale would otherwise constitute a prohibited transaction), but the income from the sale or operation of the property will be subject to tax at the highest corporate rate. See "- Requirements for Qualification-Prohibited Transactions" and "-Requirements for Qualification- Foreclosure Property."

*	 If we fail to satisfy either the 75% gross income test or
the 95% gross income test discussed below, but nonetheless maintain our qualification as a REIT because other requirements are met, we will be subject to a tax equal to the gross income attributable to the greater of either (1) the amount by which we fail the 75% gross income test for the taxable year or (2) the amount by which we fail the 95% gross income test for the taxable year, multiplied by a fraction intended to reflect our profitability. See "-Requirements for Qualification-Income Tests."

*	 If we fail to satisfy any of the REIT asset tests, as
described below, other than a failure by a de minimis amount of the 5% or 10% assets tests, and we qualify for and satisfy certain cure provisions, then we will be required to pay a tax equal to the greater of $50,000 or the product of (x) the net income generated by the nonqualifying assets during the period in which we failed to satisfy the asset tests and (y) the highest U.S. federal income tax rate then applicable to corporations. See "-Requirements for Qualification-Asset Tests."

*	 If we fail to satisfy any provision of the Code that would
result in our failure to qualify as a REIT (other than a gross income or asset test requirement) and that violation is due to reasonable cause and not due to willful neglect, we may
retain our REIT qualification, but we will be required to pay a penalty of $50,000 for each such failure. See "-
Requirements for Qualification-Failure to Qualify."
*	 If we fail to qualify for taxation as a REIT because we fail to distribute by the end of the relevant year any earnings and profits we inherit from a taxable C corporation during the year (e.g., by tax-free merger or tax-free liquidation), and the failure is not due to fraud with intent to evade tax, we generally may retain our REIT status by paying a special distribution, but we will be required to pay an interest charge on 50% of the amount of undistributed non-REIT earnings and profits. See "- Requirements for Qualification-
General." We may be required to pay monetary penalties to the IRS in certain circumstances, including if we fail to meet record- keeping requirements intended to monitor our compliance with rules relating to the composition of our shareholders, as described below in "-Requirements for Qualification-General."

*	 We will be subject to a nondeductible 4% excise tax on the
excess of the required distribution over the sum of amounts actually distributed and amounts retained for which federal income tax was paid, if we fail to distribute during each calendar year at least the sum of 85% of our REIT ordinary income for the year, 95% of our REIT capital gain net income for the year; and any undistributed taxable income from prior taxable years. See "-Requirements for Qualification- Annual
Distribution Requirement."

*	 We will be subject to a 100% penalty tax on some payments we receive or on certain other amounts (or on certain expenses deducted by our TRS) if arrangements among us, our residents and/or our TRS are not comparable to similar arrangements among unrelated parties. See "-Requirements for Qualification-Effect of Subsidiary Entities."

*	 We may be subject to tax on gain recognized in a taxable
disposition of assets acquired by way of a tax-free merger or other tax-free reorganization with a non-REIT corporation or a tax-free liquidation of a non-REIT corporation into us. Specifically, to the extent we acquire any asset from a C corporation in a carry-over basis transaction and we subsequently recognize gain on a disposition of such asset during a five-year period beginning on the date on which we acquired the asset, then, to the extent of any "built-in gain," such gain will be subject to U.S. federal income tax at the highest regular corporate tax rate, which is currently 35%. Built-in gain means the excess of (i) the fair market value of the asset as of the beginning of the applicable recognition period over (ii) our adjusted basis in such asset as of the beginning of such recognition period. See "- Requirements for Qualification- Tax on Built-in Gains of
Former C Corporation Assets."

*	 We may elect to retain and pay income tax on our net long-
term capital gain. In that case, a shareholder would: (1) include its proportionate share of our undistributed long-term capital gain (to the extent we make a timely designation of such gain to the shareholder) in its income, (2) be deemed to have paid its proportionate share of the tax that we paid on such gain and (3) be allowed a credit for its proportionate share of the tax deemed to have been paid, with an adjustment made to increase the shareholders' basis in our stock. See "- Taxation of Shareholders-Taxation of Taxable Domestic Shareholders-Dividends."

*	 We may have subsidiaries or own interests in other lower-
tier entities that are C corporations that will elect, jointly with us, to be treated as our TRSs, the earnings of which would be subject to U.S. federal corporate income tax.
See "- Requirements for Qualification-Effect of Subsidiary
Entities."

No assurance can be given that the amount of any such U.S. federal income taxes will not be substantial. In addition, we and our subsidiaries may be subject to a variety of taxes other than U.S. federal income tax, including payroll taxes and state, local and foreign income, franchise, property and other taxes on assets and operations.
We could also be subject to tax in situations and on transactions not presently contemplated.

Requirements for Qualification-General

We intend to elect to be taxed as a REIT under the Code effective with our taxable year ended December 31, 2018. In order to have so qualified, we must have met and continue to meet the requirements discussed below, relating to our organization, ownership, sources of income, nature of assets and dividends of income to shareholders, beginning with our taxable year ended December 31, 2018, unless otherwise noted.

The Code defines a REIT as a corporation, trust, or association:

(1)	that is managed by one or more trustees or directors;

(2)	the beneficial ownership of which is evidenced by transferable shares, or by transferable certificates of beneficial interest;

(3)	that would be taxable as a domestic corporation, but for its election to be subject to tax as a REIT under Sections 856 through 860 of the Code;

(4)	that is neither a financial institution nor an insurance company subject to applicable provisions of the Code;

(7)	that makes an election to be taxable as a REIT, or has made this election for a previous taxable year, which has not been revoked or terminated, and satisfies all relevant filing and other administrative requirements established by the IRS that must be met to elect and maintain REIT status;

(8)	that uses a calendar year for U.S. federal income tax purposes and complies with the recordkeeping requirements of the Code and regulations promulgated thereunder;

(9)	that has no earnings and profits from any non-REIT taxable year as of a successor to any subchapter C corporation at the close of any taxable year; and

(10)	that meets other applicable tests, described below, regarding the nature of its income and assets and the amount of its distributions.



Conditions (1), (2), (3) and (4) above must be met during the entire taxable year and condition (5) above must be met during at least 335 days of a taxable year of 12 months, or during a proportionate part of a taxable year of less than 12 months. Conditions (5) and (6) need not be satisfied during a corporation's initial tax year as a REIT (which, in our case, we intend to be our taxable year ended December 31, 2018).

We believe that after the offering we will have sufficient diversity of ownership to allow us to satisfy conditions (5) and (6) above. In addition, our charter provides restrictions regarding the transfer of shares of our capital stock that are intended to assist us in satisfying the share ownership requirements described in conditions (5) and (6) above (as described in "Description of Shares- Restriction on Ownership of Shares."). These restrictions, however, may not ensure that we will be able to satisfy these share ownership requirements. In addition, to the extent necessary to assist us in obtaining a sufficient number of shareholders to meet condition (5), we may issue 125 shares of a new series of preferred stock in a private offering.

We intend to comply with condition (7) above by electing to be taxed as a REIT as part of our U.S. federal income tax return for our taxable year ending December 31, 2018, which may be extended by our board of directors until December 31, 2019.

To monitor its compliance with condition (6) above, a REIT is required to send annual letters to its shareholders requesting information regarding the actual ownership of its shares. If we comply with the annual letters requirement and we do not know or, exercising reasonable diligence, would not have known of our failure to meet condition (6) above, then we will be treated as having met condition (6) above. If you fail or refuse to comply with the demands, you will be required by Treasury Regulations to submit a statement with your tax return disclosing your actual ownership of our shares and other information.

For purposes of condition (8) above, we will use a calendar year for U.S. federal income tax purposes, and we intend to comply with the applicable recordkeeping requirements.

In addition, as described in condition (9) above, a REIT may not have any undistributed C corporation earnings and profits at the end of any taxable year. Upon our election to be taxable as a REIT, any earnings and profits that we may have accumulated while we were taxable as a C corporation would have to be distributed no later than the end of the first year for which we elect REIT status. If we fail to do so, we would not qualify to be taxed as a REIT for that year and a number of years thereafter, unless we are able to rely on certain relief provisions.

The Code provides relief from violations of the REIT gross income requirements, as described below under "- Requirements for Qualification-Income Tests," in cases where a violation is due to reasonable cause and not to willful neglect, and other requirements are met. REITs that take advantage of this relief provision must pay a penalty tax that is based upon the magnitude of the violation. In addition, certain provisions of the Code extend similar relief in the case of certain violations of the REIT asset requirements (see "-Requirements for Qualification-Asset Tests" below) and other REIT requirements, again provided that the violation is due to reasonable cause and not willful neglect, and other conditions are met. Again, REITs that take advantage of this relief provision must pay a penalty tax. If we fail to satisfy any of the various REIT requirements, there can be no assurance that these relief provisions would be available to enable us to maintain our qualification as a REIT, and, if such relief provisions are available, the amount of any resultant penalty tax could be substantial.

Effect of Subsidiary Entities

Ownership of Partnership Interests. A REIT that is a partner in a partnership (or a member of a limited liability company or other entity that is treated as a partnership for U.S. federal income tax purposes) will be deemed to own its proportionate share of the assets of the partnership based on its interest in partnership capital, and will be deemed to earn its proportionate share of the partnership's income. The assets and gross income of the partnership retain the same character in the hands of the REIT for purposes of the gross income and asset tests applicable to REITs, as described below.



Disregarded Subsidiaries. If a REIT owns a corporate subsidiary (including an entity that is treated as an association taxable as a corporation for U.S. federal income tax purposes) that is a "qualified REIT subsidiary," the separate existence of that subsidiary is disregarded for U.S. federal income tax purposes. Generally, a qualified REIT subsidiary is a corporation, other than a TRS, all of the capital stock of which is owned by the REIT (either directly or through other disregarded subsidiaries). For U.S. federal income tax purposes, all assets, liabilities and items of income, deduction and credit of the qualified REIT subsidiary will be treated as assets, liabilities and items of income, deduction and credit of the REIT itself. Our qualified REIT subsidiaries will not be subject to U.S. federal income taxation, but may be subject to state and local taxation in some states. Certain other entities also may be treated as disregarded entities for U.S. federal income tax purposes, generally including any wholly-owned domestic unincorporated entity that would be treated as a partnership if it had more than one owner. For U.S. federal income tax purposes, all assets, liabilities and items of income, deduction and credit of any such disregarded entity will be treated as assets, liabilities and items of income, deduction and credit of the owner of the disregarded entity.

In the event that a disregarded subsidiary of ours ceases to be wholly owned-for example, if any equity interest in the subsidiary is acquired by a person other than us or another disregarded subsidiary of ours-the subsidiary's separate existence would no longer be disregarded for federal income tax purposes. Instead, the subsidiary would have multiple owners and would be treated as either a partnership or a taxable corporation. Such an event could, depending on the circumstances, adversely affect our ability to satisfy the various asset and gross income requirements applicable to REITs, including the requirement that REITs generally may not own, directly or indirectly, more than 10% of the securities of another corporation (other than a TRS). See "-Requirements for Qualification-Asset Tests" and "-Requirements for Qualification-Income Tests."

Taxable REIT Subsidiaries. A TRS is a corporation in which we directly or indirectly own stock and that jointly with us elects to be treated as our TRS under Section 856(l) of the Code. In addition, if we have a TRS that owns, directly or indirectly, securities representing more than 35% of the voting power or value of a subsidiary corporation, that subsidiary would also be treated as our TRS. A TRS is subject to U.S. federal income tax and state and local income tax, where applicable, as a regular C corporation.

Generally, a TRS can perform impermissible resident services without causing us to receive impermissible resident services income from those services under the REIT income tests. A TRS may also engage in other activities that, if conducted by us other than through a TRS, could result in the receipt of non-qualified income or the ownership of non- qualified assets. However, several provisions regarding the arrangements between a REIT and its TRSs ensure that a TRS will be subject to an appropriate level of U.S. federal income taxation. For example, a TRS is limited in its ability to deduct interest payments made to us in excess of a certain amount. In addition, we will be obligated to pay a 100% penalty tax on some payments that we receive or certain other amounts or on certain expenses deducted by the TRS if the economic arrangements among us, our residents and/or the TRS are not comparable to similar arrangements among unrelated parties.

We may own interests in one or more TRSs that may perform certain services for our residents, receive management fee income and/or hold interests in joint ventures and private equity real estate funds that might hold assets or generate income that could cause us to fail the REIT income or asset tests or subject us to the 100% tax on prohibited transactions. Our TRSs may incur significant amounts of U.S. federal, state and local income taxes.

The separate existence of a TRS or other taxable corporation is not ignored for federal income tax purposes. Accordingly, a TRS or other taxable corporation generally would be subject to corporate income tax on its earnings, which may reduce the cash flow that we and our subsidiaries generate in the aggregate, and may reduce our ability to pay dividends to our shareholders.

We are not treated as holding the assets of a TRS or other taxable subsidiary corporation or as receiving any income that the subsidiary earns. Rather, the stock issued by a taxable subsidiary to us is an asset in our hands, and we treat the dividends paid to us from such taxable subsidiary, if any, as income. This treatment can affect our income and asset test calculations, as described below. Because we do not include the assets and income of TRSs or other taxable subsidiary corporations in determining our compliance with the REIT requirements, we may use such entities to undertake indirectly activities that the REIT rules might otherwise preclude us from doing directly or through pass-through subsidiaries. For example, we may use TRSs or other taxable subsidiary corporations to conduct activities that give rise to certain categories of income such as management fees or activities that would be treated in our hands as prohibited transactions.

Subsidiary REITs

       If any REIT in which we acquire an interest fails to qualify for taxation as a REIT in any taxable year, that failure could, depending on the circumstances, adversely affect our ability to satisfy the various asset and gross income requirements applicable to REITs, including the requirement that REITs generally may not own, directly or indirectly, more than 10% of the securities of another corporation that is not a REIT or a TRS, as further described below.

Income Tests

       To qualify as a REIT, we must satisfy two gross income tests annually. First, at least 75% of our gross income generally must be derived from (1) rents from real property, (2) interest on obligations secured by mortgages on real property or on interests in real property,
(3) gains from the sale or other disposition of real property (including interests in real property and interests in mortgages on real property) other than property held primarily for sale to customers in the ordinary course of our trade or business, (4) dividends from other qualifying REITs and gain (other than gain from prohibited transactions) from the sale of shares of other qualifying REITs, (5) other specified investments relating to real property or mortgages thereon, and (6) for a limited time, temporary investment income. Interest and gain on debt instruments issued by publicly offered REITs that are not secured by mortgages on real property or interests in real property are not qualifying income for the 75% test. Second, at least 95% of our gross income for each taxable year, excluding gross income from prohibited transactions and certain other income and gains described below, must be derived from any combination of income qualifying under the 75% test and dividends, interest and gain from the sale or disposition of stock or securities other than stock or securities held primarily for sale to customers in the ordinary course of our trade or business.

Rents we receive will qualify as "rents from real property" in satisfying the gross income requirements for a REIT described above only if several conditions are met. First, the amount of rent must not be based in whole or in part on the income or profits of any person. However, an amount received or accrued generally will not be excluded from the term "rents from real property" solely by reason of being based on a fixed percentage or percentages of receipts or sales. This limitation does not apply, however, where the lessee leases substantially all of its interest in the property to residents or subresidents to the extent that the rental income derived by the lessee would qualify as rents from real property had we earned the income directly. Second, rents received from a "related party resident" will not qualify as rents from real property in satisfying the gross income tests unless the resident is a TRS and either (i) at least 90% of the property is leased to unrelated residents and the rent paid by the TRS is substantially comparable to the rent paid by the unrelated residents for comparable space, or (ii) the property leased is a "qualified lodging facility," as defined in Section 856(d)(9)(D) of the Code, or a "qualified health care property," as defined in Section 856(e)(6)(D)(i), and certain other conditions are satisfied. A resident is a related party resident if the REIT, or an actual or constructive owner of 10% or more of the REIT, actually or constructively owns 10% or more of the resident. Third, if rent attributable to personal property, leased in connection with a lease of real property, is greater than 15% of the total rent received under the lease, then the portion of rent attributable to the personal property will not qualify as rents from real property.

Generally, for rents to qualify as rents from real property for the purpose of satisfying the gross income tests, we may provide directly only an insignificant amount of services, unless those services are "usually or customarily rendered" in connection with the rental of real property and not otherwise considered "rendered to the occupant." Accordingly, we may not provide "impermissible services" to residents (except through an independent contractor from whom we derive no revenue and that meets other requirements or through a TRS) without giving rise to "impermissible resident service income." Impermissible resident service income is deemed to be at least 150% of the direct cost to us of providing the service. If the impermissible resident service income exceeds 1% of our total income from a property, then all of the income from that property will fail to qualify as rents from real property. If the total amount of impermissible resident service income from a property does not exceed 1% of our total income from the property, the services will not disqualify any other income from the property that qualifies as rents from real property, but the impermissible resident service income will not qualify as rents from real property.



We may directly or indirectly receive dividends from TRSs or other corporations that are not REITs or qualified REIT subsidiaries. These dividends generally are treated as dividend income to the extent of the earnings and profits of the distributing corporation. Such dividends will generally constitute qualifying income for purposes of the 95% gross income test, but not for purposes of the 75% gross income test. Any dividends that we receive from a REIT, however, will be qualifying income for purposes of both the 95% and 75% income tests.

We may receive various fees in connection with our operations relating to the origination or purchase of whole loans secured by first mortgages and other loans secured by real property. The fees will generally be qualifying income for purposes of both the 75% and 95% gross income tests if they are received in consideration for entering into an agreement to make a loan secured by real property and the fees are not determined by the income and profits of any person. Other fees generally are not qualifying income for purposes of either gross income test and will not be favorably counted for purposes of either gross income test. Any fees earned by any TRS will not be included for purposes of the gross income tests.

We have not derived, and do not anticipate deriving, rents based in whole or in part on the income or profits of any person, rents from related party residents and/or rents attributable to personal property leased in connection with real property that exceeds 15% of the total rents from that property in sufficient amounts to jeopardize our status as REIT. We also have not derived, and do not anticipate deriving, impermissible resident service income that exceeds 1% of our total income from any property if the treatment of the rents from such property as nonqualifying rents would jeopardize our status as a REIT.

Interest income constitutes qualifying mortgage interest for purposes of the 75% income test (as described above) to the extent that the obligation upon which such interest is paid is secured by a mortgage on real property. For purposes of this analysis, real property includes ancillary personal property whose value is less than 15% of the total value of the collateral. If we receive interest income with respect to a mortgage loan that is secured by both real property and other property, the fair market value of the personal property is 15% or more of the total value of the collateral, and the highest principal amount of the loan outstanding during a taxable year exceeds the fair market value of the real property on the date that we acquired or originated the mortgage loan, then the interest income will be apportioned between the real property and the other collateral, and our income from the arrangement will qualify for purposes of the 75% income test only to the extent that the interest is allocable to the real property. Even if a loan is not secured by real property, or is undersecured, the income that it generates may nonetheless qualify for purposes of the 95% income test.

We and our subsidiaries may invest in mezzanine loans, which are loans secured by equity interests in an entity that directly or indirectly owns real property, rather than by a direct mortgage of the real property. The IRS has issued Revenue Procedure 2003-65, which provides a safe harbor applicable to mezzanine loans. Under the Revenue Procedure, if a mezzanine loan meets each of the requirements contained in the Revenue Procedure,
(1) the mezzanine loan will be treated by the IRS as a real estate asset for purposes of the asset tests described below and (2) interest derived from the mezzanine loan will be treated as qualifying mortgage interest for purposes of the 75% income test. Although the Revenue Procedure provides a safe harbor on which taxpayers may rely, it does not prescribe rules of substantive tax law. We intend to structure any investments in mezzanine loans in a manner that generally complies with the various requirements applicable to our qualification as a REIT. In addition, we may be required to retest an otherwise qualifying mezzanine loan if we modify the loan and the modification results in a "significant modification" of the loan for tax purposes. The retesting is applied by comparing the value of the real property collateral at the time of the modification to the outstanding balance of the modified loan. In certain cases, this could result in a previously qualifying loan becoming unqualified in whole or in part. Moreover, if a mezzanine loan or other loan issued by a partnership or disregarded entity was recharacterized as equity for tax purposes, it would likely mean that we should be treated as owning a preferred partnership interest in the underlying assets and would have to include a share of property revenues and gains in our REIT income tests and asset tests as described below. Although loans between unrelated parties are generally respected as debt for tax purposes, no assurance could be given that such loans would not be recharacterized as equity. To the extent that any of our mezzanine loans do not meet all of the requirements for reliance on the safe harbor set forth in the Revenue Procedure, there can be no assurance that the IRS will not challenge the tax treatment of these loans.



In addition, we and our subsidiaries may invest in the preferred equity of an entity that directly or indirectly owns real property. If the issuer of the preferred equity is taxed as a partnership or an entity disregarded as separate from its owners for U.S. federal income tax purposes (aside from a qualified REIT subsidiary), a REIT holding preferred equity generally will be treated as owing an interest in the underlying real estate for REIT purposes. As a result, absent sufficient controls to ensure that the underlying real property is operated in compliance with the REIT rules, preferred equity investments may jeopardize the REIT's compliance with the REIT income and asset tests described below. In addition, the treatment of interest-like preferred returns in a partnership or a disregarded entity (other than a qualified REIT subsidiary) also is not clear under the REIT rules and could be treated as non-qualifying income. In addition to the risk of loss of REIT status due to nonqualifying income, if the underlying property is dealer property, our gains from the sale of the property would be subject to a 100% tax. More importantly, in many cases the status of debt-like preferred equity as debt or equity for tax purposes is unclear. If the issuer of the preferred equity is a corporation for U.S. federal income tax purposes, such preferred equity generally will be a nonqualifying asset unless the issuer is a REIT, our own qualified REIT subsidiary, or a TRS.

If we fail to satisfy one or both of the 75% or 95% gross income tests for any taxable year, we may nevertheless qualify as a REIT for that year if we are entitled to relief under the Code. These relief provisions generally will be available if our failure to meet the tests is due to reasonable cause and not due to willful neglect, we attach a schedule of the sources of our income to our federal income tax return and otherwise comply with the applicable Treasury Regulations. It is not possible, however, to state whether in all circumstances we would be entitled to the benefit of these relief provisions. For example, if we fail to satisfy the gross income tests because nonqualifying income that we intentionally incur unexpectedly exceeds the limits on nonqualifying income, the IRS could conclude that the failure to satisfy the tests was not due to reasonable cause. If these relief provisions are inapplicable to a particular set of circumstances involving us, we will fail to qualify as a REIT. Even if these relief provisions apply, a tax would be imposed based on the amount of nonqualifying income.

Asset Tests

At the close of each quarter of our taxable year, we must satisfy five tests relating to the nature of our assets:

(1)	at least 75% of the value of our total assets must be
represented by real estate assets, cash, cash items and U.S. Government securities. Real estate assets include interests in real property (such as land, buildings, leasehold interests in real property and personal property leased with real property if the rents attributable to the personal property would be rents from real property under the income tests discussed above), interests in mortgages on real property or on interests in real property, shares in other qualifying REITs, stock or debt instruments held for less than one year purchased with the proceeds from an offering of shares of our stock or certain debt, and debt instruments issued by publicly offered REITs;

(2)	not more than 25% of the value of our total assets may be
represented by securities other than those in the 75% asset class;

(3)	except for equity investments in REITs, qualified REIT
subsidiaries, other securities that qualify as "real estate assets" for purposes of the test described in clause (1) or securities of our TRSs: the value of any one issuer's securities owned by us may not exceed 5% of the value of our total assets; we may not own more than 10% of any one issuer's outstanding voting securities; and we may not own more than 10% of the value of the outstanding securities of any one issuer;

(4)	not more than 25% (for taxable years beginning before
January 1, 2018) or 20% (for taxable years beginning on or after January 1, 2018) of the value of our total assets may be represented by securities of one or more TRSs; and

(5)	not more than 25% of the value of our total assets may be
represented by debt instruments of publicly offered REITs that are not secured by mortgages on real property or interests in real property.



Securities for purposes of the asset tests may include debt securities that are not fully secured by a mortgage on real property (or treated as such). However, the 10% value test does not apply to certain "straight debt" and other excluded securities, as described in the Code including, but not limited to, any loan to an individual or estate, any obligation to pay rents from real property and any security issued by a REIT. In addition, (a) a REIT's interest as a partner in a partnership is not considered a security for purposes of applying the 10% value test to securities issued by the partnership; (b) any debt instrument issued by a partnership (other than straight debt or another excluded security) will not be considered a security issued by the partnership if at least 75% of the partnership's gross income is derived from sources that would qualify for the 75% REIT gross income test; and (c) any debt instrument issued by a partnership (other than straight debt or another excluded security) will not be considered a security issued by the partnership to the extent of the REIT's interest as a partner in the partnership. In general, straight debt is defined as a written, unconditional promise to pay on demand or at a specific date a fixed principal amount, and the interest rate and payment dates on the debt must not be contingent on profits or the discretion of the debtor. In addition, straight debt may not contain a convertibility feature.

We believe that our assets will comply with the above asset tests and that we can operate so that we can continue to comply with those tests. However, our ability to satisfy these asset tests depends upon our analysis of the characterization and fair market values of our assets, some of which are not susceptible to a precise determination and for which we will not obtain independent appraisals. For example, we may hold significant assets through a TRS or hold significant non-real estate assets (such as certain goodwill), and we cannot provide any assurance that the IRS might not disagree with our determinations.

After initially meeting the asset tests at the close of any quarter, we will not lose our status as a REIT if we fail to satisfy the 25%, 20% and 5% asset tests and the 10% value limitation at the end of a later quarter solely by reason of changes in the relative values of our assets (including changes in relative values as a result of fluctuations in foreign currency exchange rates). If the failure to satisfy the 25%, 20% or 5% asset tests or the 10% value limitation results from an acquisition of securities or other property during a quarter, the failure can be cured by disposition of sufficient non- qualifying assets within 30 days after the close of that quarter. We intend to maintain adequate records of the value of our assets to ensure compliance with the asset tests and to take any available actions after the close of any quarter as may be required to cure any noncompliance with the 25%, 20% or 5% asset tests or 10% value limitation. If we fail the 5% asset test or the 10% asset test at the end of any quarter, and such failure is not cured within 30 days thereafter, we may dispose of sufficient assets or otherwise satisfy the requirements of such asset tests within six months after the last day of the quarter in which our identification of the failure to satisfy those asset tests occurred to cure the violation, provided that the non-permitted assets do not exceed the lesser of 1% of the total value of our assets at the end of the relevant quarter or $10,000,000. If we fail any of the other asset tests, or our failure of the 5% and 10% asset tests is in excess of this amount, as long as the failure was due to reasonable cause and not willful neglect and, following our identification of the failure, we filed a schedule in accordance with the Treasury Regulations describing each asset that caused the failure, we are permitted to avoid disqualification as a REIT, after the 30 day cure period, by taking steps to satisfy the requirements of the applicable asset test within six months after the last day of the quarter in which our identification of the failure to satisfy the REIT asset test occurred, including the disposition of sufficient assets to meet the asset tests. In such case we would be required to pay a tax equal to the greater of $50,000 or the product of
(x) the net income generated by the nonqualifying assets during the period in which we failed to satisfy the relevant asset test and (y) the highest U.S. federal income tax rate then applicable to U.S. corporations.

In addition, see the discussion of investments in loans and preferred equity above under "Income Tests" and the discussion below under "Investments in Loans and Preferred Equity" for a discussion of how such investments could impact our ability to meet the asset tests.

Sale-Leaseback Transactions

       We may make investments in the form of sale-leaseback transactions. We intend to treat these transactions as true leases for federal income tax purposes. However, depending on the terms of any specific transaction, the IRS might take the position that the transaction is not a true lease but is more properly treated in some other manner. If such recharacterization were successful, we would not be entitled to claim the depreciation deductions available to an owner of the property. In addition, the recharacterization of one or more of these transactions might cause us to fail to satisfy the asset tests or the income tests described above and such failure could result in our failing to qualify as a REIT. Alternatively, the amount or timing of income inclusion or the loss of depreciation deductions resulting from the recharacterization might cause us to fail to meet the distribution requirement described below for one or more taxable years absent the availability of the deficiency dividend procedure or might result in a larger portion of our dividends being treated as ordinary income to our shareholders.

Annual Distribution Requirements

       To qualify as a REIT, we are required to distribute dividends, other than capital gain dividends, to our shareholders each year in an amount at least equal to (1) the sum of (a) 90% of our REIT taxable income, computed without regard to the dividends paid deduction and our net capital gain and (b) 90% of the net income, after tax, from foreclosure property, minus (2) the sum of certain specified items of noncash income. For purposes of the distribution requirements, any built-in gain (net of the applicable tax) we recognize during the applicable recognition period that existed on an asset at the time we acquired it from a C corporation in a carry- over basis transaction will be included in our REIT taxable income. See "-Requirements for Qualification-Tax on Built-in Gains of Former C Corporation Assets" for a discussion of the possible recognition of built-in gain. These distributions must be paid either in the taxable year to which they relate, or in the following taxable year if declared before we timely file our tax return for the prior year and if paid with or before the first regular dividend payment date after the declaration is made.

In order for distributions to be counted as satisfying the annual distribution requirements for REITs, and to provide us with a REIT-level tax deduction, the distributions must not be "preferential dividends."
A dividend is generally not a preferential dividend if the distribution is pro rata among all outstanding shares of stock within a particular class, and in accordance with the preferences among different classes of stock as set forth in the REIT's organizational documents. There is no de minimis exception with respect to preferential dividends. To avoid paying preferential dividends, we must treat every shareholder of the class of shares with respect to which we make a distribution the same as every other shareholder of that class, and we must not treat any class of shares other than according to its dividend rights as a class. Under certain technical rules governing deficiency dividends, we could lose our ability to cure an under-distribution in a year with a subsequent year deficiency dividend if we pay preferential dividends. Preferential dividends potentially include "dividend equivalent redemptions." Accordingly, we intend to pay dividends pro rata within each class, and to abide by the rights and preferences of each class of our shares if there is more than one, and will seek to avoid dividend equivalent redemptions. (See "- Taxation of U.S. Shareholders - Redemptions of Common Stock" below for a discussion of when redemptions are dividend equivalent and measures we intend to take to avoid them.). If the IRS were to take the position that we inadvertently paid a preferential dividend, we may be deemed either to (a) have distributed less than 100% of our REIT taxable income and be subject to tax on the undistributed portion, or (b) have distributed less than 90% of our REIT taxable income and our status as a REIT could be terminated for the year in which such determination is made if we were unable to cure such failure. We can provide no assurance that we will not be treated as inadvertently paying preferential dividends.

To the extent that we do not distribute (and are not deemed to have distributed) all of our net capital gain or distribute at least 90%, but less than 100%, of our REIT taxable income, as adjusted, we will be subject to U.S. federal income tax on these retained amounts at regular corporate tax rates.

We will be subject to a nondeductible 4% excise tax on the excess of the required distribution over the sum of amounts actually distributed and amounts retained for which U.S. federal income tax was paid, if we fail to distribute during each calendar year at least the sum of:

(1)	85% of our REIT ordinary income for the year;

(2)	95% of our REIT capital gain net income for the year; and

(3)	any undistributed taxable income from prior taxable years.


A REIT may elect to retain rather than distribute all or a portion of its net capital gains and pay the tax on the gains. In that case, a REIT may elect to have its shareholders include their proportionate share of the undistributed net capital gains in income as long-term capital gains and receive a credit for their share of the tax paid by the REIT. For purposes of the 4% excise tax described above, any retained amounts would be treated as having been distributed. Our shareholders would then increase their adjusted basis of their stock by the difference between (a) the amounts of capital gain dividends that we designated and that they include in their taxable income minus (b) the tax that we paid on their behalf with respect to that income.

To the extent that we have available net operating losses carried forward from prior tax years, such losses may reduce the amount of dividends that we must make in order to comply with the REIT distribution requirements. Such losses, however, will generally not affect the character, in the hands of our shareholders, of any dividends that are actually made as ordinary dividends or capital gains. See "- Taxation of Shareholders-Taxation of Taxable Domestic Shareholders-Distributions." We intend to make timely distributions sufficient to satisfy the annual distribution requirements.

We anticipate that we will generally have sufficient cash or liquid assets to enable us to satisfy the 90% distribution requirement and to distribute such greater amount as may be necessary to avoid U.S. federal income and excise taxes. It is possible, however, that, from time to time, we may not have sufficient cash or other liquid assets to fund required distributions as a result, for example, of differences in timing between our cash flow, the receipt of income for GAAP purposes and the recognition of income for U.S. federal income tax purposes, the effect of non-deductible capital expenditures, the creation of reserves, payment of required debt service or amortization payments, or the need to make additional investments in qualifying real estate assets. The insufficiency of our cash flow to cover our distribution requirements could require us to (1) sell assets in adverse market conditions, (2) borrow on unfavorable terms, (3) distribute amounts that would otherwise be invested in future acquisitions or capital expenditures or used for the repayment of debt, (4) pay dividends in the form of taxable stock dividends or (5) use cash reserves, in order to comply with the REIT distribution requirements. Under some circumstances, we may be able to rectify a failure to meet the distribution requirement for a year by paying dividends to shareholders in a later year, which may be included in our deduction for dividends paid for the earlier year. We refer to such dividends as "deficiency dividends." Thus, we may be able to avoid being taxed on amounts distributed as deficiency dividends. We will, however, be required to pay interest based upon the amount of any deduction taken for deficiency dividends.

Failure to Qualify

In the event we violate a provision of the Code that would result in our failure to qualify as a REIT, specified relief provisions will be available to us to avoid such disqualification if (1) the violation is due to reasonable cause and not willful neglect, (2) we pay a penalty of $50,000 for each failure to satisfy the provision and (3) the violation does not include a violation under the gross income or asset tests described above (for which other specified relief provisions are available). This cure provision reduces the instances that could lead to our disqualification as a REIT for violations due to reasonable cause. It is not possible to state whether, in all circumstances, we will be entitled to this statutory relief. If we fail to qualify as a REIT in any taxable year, and the relief provisions of the Code do not apply, we will be subject to tax, including any applicable alternative minimum tax, on our taxable income at regular corporate rates. Dividends to our shareholders in any year in which we are not a REIT will not be deductible by us, nor will they be required to be made. In this situation, to the extent of current and accumulated earnings and profits, and, subject to limitations of the Code, dividends to our shareholders will generally be taxable to shareholders who are individual U.S. shareholders at a maximum rate of 20%, and dividends received by our corporate U.S. shareholders may be eligible for a dividends received deduction. Unless we are entitled to relief under specific statutory provisions, we will also be disqualified from re-electing REIT status for the four taxable years following a year during which qualification was lost.

Tax on Built-in Gains of Former C Corporation Assets

       If a REIT acquires an asset from a C corporation in a transaction in which the REIT's basis in the asset is determined by reference to the basis of the asset in the hands of the C corporation (e.g., a tax-free reorganization under Section 368(a) of the Code), the REIT may be subject to an entity-level tax upon a taxable disposition during a five-year period following the acquisition date. The amount of the tax is determined by applying the highest regular corporate tax rate, which is currently 35%, to the lesser of (i) the excess, if any, of the asset's fair market value over the REIT's basis in the asset on the acquisition date, or (ii) the gain recognized by the REIT in the disposition. The amount described in clause (i) is referred to as "built-in gain." Assuming we elect to be taxed as a REIT for the taxable year ending December 31, 2018, we do not believe we have acquired and do not currently expect to acquire assets the disposition of which would be subject to the built-in gains tax but are not foreclosed from doing so in the future.

Prohibited Transactions

       Net income derived from prohibited transactions is subject to a 100% tax. The term "prohibited transactions" generally includes a sale or other disposition of property (other than foreclosure property) that is held primarily for sale to customers in the ordinary course of a trade or business. We intend to conduct our operations so that no asset that we own (or are treated as owning) will be treated as, or as having been, held for sale to customers, and that a sale of any such asset will not be treated as having been in the ordinary course of our business. Whether property is held "primarily for sale to customers in the ordinary course of a trade or business" depends on the specific facts and circumstances. The Code provides a safe harbor pursuant to which sales of properties held for at least two years and meeting certain additional requirements will not be treated as prohibited transactions, but compliance with the safe harbor may not always be practical. We intend to continue to conduct our operations so that no asset that we own (or are treated as owning) will be treated as held as inventory or for sale to customers and that a sale of any such asset will not be treated as having been in the ordinary course of our business. However, part of our investment strategy is to purchase assets that provide an opportunity for gain through capital appreciation, and we may sell such assets if beneficial opportunities arise. Therefore, no assurance can be given that any particular property in which we hold a direct or indirect interest will not be treated as property held for sale to customers, or that the safe-harbor provisions will apply. The 100% tax will not apply to gains from the sale of property held through a TRS or other taxable corporation, although such income will be subject to U.S. federal income tax at regular corporate income tax rates. The potential application of the prohibited transactions tax could cause us to forego potential dispositions of other property or to forego other opportunities that might otherwise be attractive to us (such as developing property for sale), or to undertake such dispositions or other opportunities through a TRS, which would generally result in corporate income taxes being incurred.

Foreclosure Property

Foreclosure property is real property (including interests in real property) and any personal property incident to such real property (1) that is acquired by a REIT as a result of the REIT having bid in the property at foreclosure, or having otherwise reduced the property to ownership or possession by agreement or process of law, after there was a default (or default was imminent) on a lease of the property or a mortgage loan held by the REIT and secured by the property, (2) for which the related loan or lease was made, entered into or acquired by the REIT at a time when default was not imminent or anticipated and (3) for which such REIT makes an election to treat the property as foreclosure property. REITs generally are subject to tax at the maximum corporate rate (currently 35%) on any net income from foreclosure property, including any gain from the disposition of the foreclosure property, other than income that would otherwise be qualifying income for purposes of the 75% gross income test. Any gain from the sale of property for which a foreclosure property election has been made will not be subject to the 100% tax on gains from prohibited transactions described above, even if the property is held primarily for sale to customers in the ordinary course of a trade or business.

Hedging Transactions

       We may enter into hedging transactions with respect to one or more of our assets or liabilities. Hedging transactions could take a variety of forms, including interest rate swaps or cap agreements, options, futures contracts, forward rate agreements or similar financial instruments. Except to the extent provided by Treasury Regulations, any income from a hedging transaction (1) made in the normal course of our business primarily to manage risk of interest rate or price changes or currency fluctuations with respect to borrowings made or to be made, or ordinary obligations incurred or to be incurred by us to acquire or own real estate assets, (2) entered into primarily to manage the risk of currency fluctuations with respect to any item of income or gain that would be qualifying income under the 75% or 95% income tests (or any property that generates such income or gain), or (3) that hedges against transactions described in clause (i) or (ii) and is entered into in connection with the extinguishment of debt or sale of property that is being hedged against by the transaction described in clause (i) or (ii), and which complies with certain identification requirements, including gain from the disposition or termination of such a transaction, will not constitute gross income for purposes of the 95%

gross income test and the 75% gross income test. To the extent we enter into other types of hedging transactions, the income from those transactions is likely to be treated as non-qualifying income for purposes of both the 75% and 95% gross income tests. We intend to structure any hedging transactions in a manner that does not jeopardize our ability to qualify as a REIT. As a result of these rules, we may have to limit our use of hedging techniques that might otherwise be advantageous, which could result in greater risks associated with interest rate or other changes than we would otherwise incur.

Investments in Loans and Preferred Equity

       Except as provided below, in cases where a mortgage loan is secured by both real property and other property, if the outstanding principal balance of a mortgage loan during the year exceeds the value of the real property securing the loan at the time we committed to acquire the loan, which may be the case, for instance, if we acquire a "distressed" mortgage loan, including with a view to acquiring the collateral, a portion of the interest accrued during the year will not be qualifying income for purposes of the 75% gross income test applicable to REITs and a portion of such loan will not be a qualifying real estate asset. Furthermore, we may be required to retest modified loans that we hold to determine if the modified loan is adequately secured by real property as of the modification date. If the IRS were to assert successfully that any mortgage loans we hold were not properly secured by real estate or that the value of the real estate collateral (at the time of commitment or retesting) was otherwise less than the amount of the loan, we could, as mentioned, earn income that is not qualifying for the 75% income test and also be treated as holding a non-real estate investment in whole or part, which could result in our failure to qualify as a REIT. Notwithstanding the foregoing, a mortgage loan secured by both real property and personal property shall be treated as a wholly qualifying real estate asset and all interest shall be qualifying income for purposes of the 75% income test if the combined fair market values of the personal and real property combined exceed the balance of the mortgage and the fair market value of such personal property does not exceed 15% of the total fair market value of all such property, even if the real property collateral value is less than the outstanding principal balance of the loan.

       The IRS has provided a safe harbor with respect to the treatment of a mezzanine loan as a mortgage loan and therefore as a qualifying asset for purposes of the REIT asset tests. Pursuant to the safe harbor, if a mezzanine loan meets certain requirements, it will be treated by the IRS as a qualifying real estate asset for purposes of the REIT asset tests, and interest derived from the mezzanine loan will be treated as qualifying mortgage interest for purposes of the REIT 75% income test. However, structuring a mezzanine loan to meet the requirements of the safe harbor may not always be practical. To the extent that any of our mezzanine loans do not meet all of the requirements for reliance on the safe harbor, such loans might not be properly treated as qualifying mortgage loans for REIT purposes.

In addition, we and our subsidiaries may invest in the preferred equity of an entity that directly or indirectly owns real property. If the issuer of the preferred equity is taxed as a partnership or an entity disregarded as separate from its owners for U.S. federal income tax purposes (aside from a qualified REIT subsidiary), we generally will be treated as owing an interest in the underlying real estate for REIT purposes. As a result, absent sufficient controls to ensure that the underlying real property is operated in compliance with the REIT rules, preferred equity investments may jeopardize our compliance with the REIT income and asset tests described above. In addition, the treatment of interest-like preferred returns in a partnership or disregarded entity (other than a qualified REIT subsidiary) also is not clear under the REIT rules and could be treated as non-qualifying income. More importantly, in many cases the status of debt-like preferred equity as debt or equity for tax purposes is unclear. The IRS could challenge our treatment of such preferred equity investment for purposes of applying the REIT income and asset tests and, if such a challenge were sustained, we could fail to continue to qualify as REIT. In addition, if the issuer of the preferred equity is a corporation for U.S. federal income tax purposes, such preferred equity generally will be a nonqualifying asset unless the issuer is a REIT, our own qualified REIT subsidiary, or TRS.



Taxation of Shareholders

Taxation of Taxable Domestic Shareholders

The term "U.S. shareholder" means a holder of shares of common stock who, for U.S. federal income tax purposes, is:

*	 an individual who is a citizen or resident of the United States;

*	 a corporation (including an entity treated as a corporation for U.S. federal income tax purposes) created or organized under the laws of the United States, any state thereof, or the District of Columbia;

*	 an estate, the income of which is subject to U.S. federal income taxation regardless of its source; or

*	 any trust if (1) a United States court is able to exercise
primary supervision over the administration of such trust and one or more United States persons have the authority to control all substantial decisions of the trust or (2) it has a valid election in place to be treated as a United States person.

If a partnership or an entity treated as a partnership for U.S. federal income tax purposes holds our stock, the U.S. federal income tax treatment of a partner in the partnership will generally depend on the status of the partner and the activities of the partnership. If you are a partner in a partnership holding our common stock, you should consult your own tax advisor regarding the consequences of the ownership and disposition of shares of common stock by the partnership.

Dividends. As long as we qualify as a REIT, a taxable U.S. shareholder must generally take into account as ordinary income dividends made out of our current or accumulated earnings and profits that we do not designate as capital gain dividends. Dividends paid to a non-corporate U.S. shareholder generally will not qualify for the 20% tax rate for "qualified dividend income." Qualified dividend income generally includes dividends paid to most U.S. non-corporate taxpayers by domestic C corporations and certain qualified foreign corporations. Because we are not generally subject to U.S. federal income tax on the portion of our REIT taxable income distributed to our shareholders, our ordinary dividends generally will not be eligible for the 20% tax rate on qualified dividend income. As a result, our ordinary dividends will continue to be taxed at the higher tax rate applicable to ordinary income. However, the 20% tax rate for qualified dividend income will apply to our ordinary dividends (1) attributable to dividends received by us from taxable corporations, such as a TRS, and (2) to the extent attributable to income upon which we have paid corporate income tax (e.g., to the extent that we distribute less than 100% of our taxable income). In general, to qualify for the reduced tax rate on qualified dividend income, a shareholder must hold our stock for more than 60 days during the 121-day period beginning on the date that is 60 days before the date on which our stock becomes ex-dividend. Dividends paid to a corporate U.S. shareholder will not qualify for the dividends received deduction generally available to corporations. If we declare a distribution in October, November, or December of any year that is payable to a U.S. shareholder of record on a specified date in any such month, such distribution will be treated as both paid by us and received by the U.S. shareholder on December 31 of such year, provided that we actually pay the distribution during January of the following calendar year.

Dividends from us that are designated as capital gain dividends will be taxed to U.S. shareholders as long-term capital gains, to the extent that they do not exceed our actual net capital gains for the taxable year, without regard to the period for which the U.S. shareholder has held our common stock. Corporate U.S. shareholders may be required to treat up to 20% of some capital gain dividends as ordinary income. Long-term capital gains are generally taxable at a maximum U.S. federal rate of 20%, in the case of U.S. shareholders who are individuals, trusts, and estates, and 35% for corporations. Capital gains dividends attributable to the sale of depreciable real property held for more than 12 months are subject to a 25% U.S. federal income tax rate for U.S. shareholders who are individuals, trusts or estates, to the extent of previously claimed depreciation deductions.

       We may elect to retain and pay income tax on the net long-term capital gain that we receive in a taxable year. In that case, we may elect to designate the retained amount as a capital gain dividend with the result that a U.S. shareholder would be taxed on its proportionate share of our undistributed long-term capital gain. The U.S. shareholder would receive a credit or refund for its proportionate share of the tax we paid. The U.S. shareholder would increase the basis in its common stock by the amount of its proportionate share of our undistributed long-term capital gain, minus its share of the tax we paid.

       A U.S. shareholder will not incur tax on a distribution in excess of our current and accumulated earnings and profits if the distribution does not exceed the adjusted basis of the U.S. shareholder's stock. Instead, the distribution will reduce the adjusted basis of such stock. A U.S. shareholder will recognize gain upon a distribution in excess of both our current and accumulated earnings and profits and the U.S. shareholder's adjusted basis in his or her stock as long-term capital gain if the shares of stock have been held for more than one year, or short-term capital gain, if the shares of stock have been held for one year or less.

       Shareholders may not include in their own income tax returns any of our net operating losses or capital losses. Instead, these losses are generally carried over by us for potential offset against our future income. Taxable dividends from us and gain from the disposition of our common stock will not be treated as passive activity income and, therefore, shareholders generally will not be able to apply any "passive activity losses," such as losses from certain types of limited partnerships in which the shareholder is a limited partner, against such income. In addition, taxable dividends from us generally will be treated as investment income for purposes of the investment interest limitations. A U.S. shareholder that elects to treat capital gain dividends, capital gains from the disposition of stock or qualified dividend income as investment income for purposes of the investment interest limitation will be taxed at ordinary income rates on such amounts. We will notify shareholders after the close of our taxable year as to the portions of the dividends attributable to that year that constitute ordinary income, return of capital and capital gain. However, the aggregate amount of dividends we may designate as qualified dividend income or as capital gain dividends with respect to any tax year beginning after December 31, 2015 cannot exceed the dividends actually paid by us during such tax year.

       Dispositions of Our Stock. In general, a U.S. shareholder who is not a dealer in securities must treat any gain or loss realized upon a taxable disposition of our stock as long-term capital gain or loss if the U.S. shareholder has held our stock for more than one year. Otherwise, the U.S. shareholder must treat any such gain or loss as short-term capital gain or loss. However, a U.S. shareholder must treat any loss upon a sale or exchange of our stock held by such shareholder for six months or less as a long-term capital loss to the extent of capital gain dividends and any other actual or deemed dividends from us that such U.S. shareholder treats as long-term capital gain. All or a portion of any loss that a U.S. shareholder realizes upon a taxable disposition of our common stock may be disallowed if the U.S. shareholder repurchases our common stock within 30 days before or after the disposition.

Capital Gains and Losses. The tax rate differential between capital gain and ordinary income for non-corporate taxpayers may be significant. A taxpayer generally must hold a capital asset for more than one year for gain or loss derived from its sale or exchange to be treated as long-term capital gain or loss. The highest marginal individual income tax rate is currently 39.6%. The maximum tax rate on long-term capital gains applicable to non-corporate taxpayers is currently 20% for sales and exchanges of capital assets held for more than one year. The maximum tax rate on long-term capital gain from the sale or exchange of "section 1250 property," or depreciable real property, is 25% to the extent that such gain, known as unrecaptured section 1250 gains, would have been treated as ordinary income on depreciation recapture if the property were "section 1245 property." With respect to dividends that we designate as capital gain dividends and any retained capital gain that we are deemed to distribute, we generally may designate whether such a distribution is taxable to our non-corporate shareholders as long-term capital gains or unrecaptured section 1250 gains. The IRS has the authority to prescribe, but has not yet prescribed, regulations that would apply a capital gain tax rate of 25% (which is generally higher than the long-term capital gain tax rates for non-corporate taxpayers) to a portion of capital gain realized by a non-corporate shareholder on the sale of REIT stock that would correspond to the REIT's "unrecaptured Section 1250 gain." In addition, the characterization of income as capital gain or ordinary income may affect the deductibility of capital losses. A non-corporate taxpayer may deduct capital losses not offset by capital gains against its ordinary income only up to a maximum annual amount of $3,000. A non-corporate taxpayer may carry forward unused capital losses indefinitely. A corporate taxpayer must pay tax on its net capital gain at ordinary corporate rates (currently up to 35%). A corporate taxpayer can deduct capital losses only to the extent of capital gains, with unused losses being carried back three years and forward five years.

       If a U.S. shareholder recognizes a loss upon a subsequent disposition of our common stock in an amount that exceeds a prescribed threshold, it is possible that the provisions of certain Treasury Regulations involving "reportable transactions" could apply, with a resulting requirement to separately disclose the loss generating transactions to the IRS. While these regulations are directed towards "tax shelters," they are written quite broadly, and apply to transactions that would not typically be considered tax shelters. Significant penalties apply for failure to comply with these requirements. You should consult your tax advisors concerning any possible disclosure obligation with respect to the receipt or disposition of our common stock, or transactions that might be undertaken directly or indirectly by us.

       Moreover, you should be aware that we and other participants in transactions involving us might be subject to disclosure or other requirements pursuant to these regulations.

       Redemptions of our Stock. A redemption of shares of our common stock will be treated under Section 302 of the Code as a taxable distribution unless the redemption satisfies one of the tests set forth in Section 302(b) of the Code enabling the redemption to be treated as a sale or exchange of the redeemed shares. A redemption that is not treated as a sale or exchange will be taxed in the same manner as regular distributions (e.g., ordinary dividend income to the extent paid out of earnings and profits unless properly designated as a capital gain dividend), and a redemption treated as a sale or exchange will be taxed in the same manner as other taxable sales discussed above.

       The redemption will be treated as a sale or exchange if it (i) is "substantially disproportionate" with respect to the shareholder, (ii) results in a "complete termination" of the shareholder's interest in us, or (iii) is "not essentially equivalent to a dividend" with respect to the shareholder, all within the meaning of Section 302(b) of the Code. In determining whether any of these tests have been met, shares considered to be owned by the shareholder by reason of certain constructive ownership rules set forth in the Code, as well as shares actually owned, must generally be taken into account. Because the determination as to whether any of the alternative tests of Section 302(b) of the Code is satisfied with respect to any particular redemption will depend upon the facts and circumstances as of the time the determination is made and the constructive ownership rules are complicated, prospective shareholders are advised to consult their own tax advisers to determine such tax treatment.

If a redemption of shares is treated as a distribution that is taxable as a dividend, the amount of the distribution would be measured by the amount of cash and the fair market value of the property received by the redeeming shareholder. In addition, although guidance is sparse, the IRS could take the position that shareholders who do not participate in any redemption treated as a dividend should be treated as receiving a constructive stock distribution taxable as a dividend in the amount of the increased percentage ownership in us as a result of the redemption, even though such shareholder did not actually receive cash or other property as a result of such redemption. The amount of any such constructive dividend would be added to the nonredeeming shareholder's basis in his shares. It also is possible that under certain technical rules relating to the deduction for dividends paid, the IRS could take the position that redemptions taxed as dividends impair our ability to satisfy our distribution requirements under the Code. To avoid certain issues related to our ability to comply with the REIT distribution requirements (see "- Requirements for Qualification--General - Annual Distribution Requirements"), we have implemented procedures designed to track our shareholders' percentage interests in our common stock and identify any such dividend equivalent redemptions, and we will decline to effect a redemption to the extent that we believe that it would constitute a dividend equivalent redemption. However, we cannot assure you that we will be successful in preventing all dividend equivalent redemptions.

Liquidating Distributions. Once we have adopted (or are deemed to have adopted) a plan of liquidation for U.S. federal income tax purposes, liquidating distributions received by a U.S. shareholder with respect to our common stock will be treated first as a recovery of the shareholder's basis in the shares (computed separately for each block of shares) and thereafter as gain from the disposition of our common stock.

       Medicare Tax. A U.S. person that is an individual is subject to a 3.8% tax on the lesser of (1) the U.S. person's "net investment income" for the relevant taxable year and (2) the excess of the U.S. person's modified gross income for the taxable year over a certain threshold (which currently is between $125,000 and $250,000, depending on the individual's circumstances). Estates and trusts that do not fall into a special class of trusts that is exempt from such tax are subject to the same 3.8% tax on the lesser of their undistributed net investment income and the excess of their adjusted gross income over a certain threshold. Net investment income generally includes dividends on our stock and gain from the sale of our stock. If you are a U.S. person that is an individual, estate or trust, you are urged to consult your tax advisors regarding the applicability of this tax to your income and gains in respect of your investment in our common stock.


       Information Reporting and Backup Withholding. We will report to our shareholders and to the IRS the amount of dividends we pay during each calendar year and the amount of tax we withhold, if any. Under the backup withholding rules, a shareholder may be subject to backup withholding at a current rate of up to 28% with respect to dividends unless the holder:

*	 is a corporation or comes within certain other exempt
categories and, when required, demonstrates this fact; or

*	 provides a taxpayer identification number, certifies as to no loss of exemption from backup withholding and otherwise complies with the applicable requirements of the backup withholding rules.

       A shareholder who does not provide us with its correct taxpayer identification number also may be subject to penalties imposed by the IRS. Any amount paid as backup withholding will be creditable against the shareholder's income tax liability. In addition, we may be required to withhold a portion of any dividends or capital gain dividends to any shareholders who fail to certify their non-foreign status to us. For a discussion of the backup withholding rules as applied to non-U.S. shareholders, see "-Taxation of Shareholders-Taxation of Foreign Shareholders-Information Reporting and Backup Withholding."

Taxation of Foreign Shareholders

The rules governing U.S. federal income taxation of nonresident alien individuals and foreign corporations ("non-
U.S.	shareholders") are complex. This section is only a summary of such rules. We urge non-U.S. shareholders to consult their own tax advisors to determine the impact of federal, state and local income tax laws on ownership of our stock, including any reporting requirements.

       Dividends. A non-U.S. shareholder who receives a distribution that is not attributable to gain from our sale or exchange of real property interests, or USRPIs, as defined below, and that we do not designate as a capital gain dividend or retained capital gain will recognize ordinary income to the extent that we pay the distribution out of our current or accumulated earnings and profits. A withholding tax equal to 30% of the gross amount of the dividend ordinarily will apply unless an applicable tax treaty reduces or eliminates the tax. Under some treaties, lower withholding tax rates do not apply to dividends from REITs (or are not as favorable for REIT dividends as compared to non-REIT dividends). However, if a distribution is treated as effectively connected with the non-U.S. shareholder's conduct of a U.S. trade or business, the non-U.S. shareholder generally will be subject to U.S. federal income tax on the distribution at graduated rates, in the same manner as U.S. shareholders are taxed on dividends, and in the case of a corporate non-U.S. shareholder also may be subject to a branch profits tax at the rate of 30% (or lower treaty rate). We plan to withhold U.S. federal income tax at the rate of 30% on the gross amount of any distribution paid to a non-U.S. shareholder unless either:

(i)	a lower treaty rate applies and the non-U.S. shareholder
files an IRS Form W-8BEN or Form W-8BEN-E (with appropriate attachments) evidencing eligibility for that reduced rate with us; or

(ii)	the non-U.S. shareholder files an IRS Form W-8ECI with us
claiming that the distribution is income that is effectively connected with a trade or business in the United States.

A non-U.S. shareholder generally will not be subject to U.S. federal income tax on a distribution in excess of our current and accumulated earnings and profits if the excess portion of the distribution does not exceed the adjusted basis of its stock. Instead, the excess portion of the distribution will reduce the adjusted basis of that stock. A non-U.S. shareholder will be subject to U.S. federal income tax on a distribution that exceeds both our current and accumulated earnings and profits and the adjusted basis of its stock, if the non-U.S. shareholder otherwise would be subject to U.S. federal income tax on gain from the sale or disposition of its stock, as described below. Because we generally cannot determine at the time we make a distribution whether or not the distribution will exceed our current and accumulated earnings and profits, we may withhold tax on the entire amount of any distribution at the same rate as we would withhold on a dividend. However, a non-U.S. shareholder may obtain a refund of amounts that we withhold if we later determine that a distribution in fact exceeded our current and accumulated earnings and profits.



Additional withholding regulations may require us to withhold 15% of any distribution that exceeds our current and accumulated earnings and profits. Consequently, although we intend to withhold at a rate of 30% on the entire amount of any distribution (other than actual gain dividends subject to FIRPTA, as described below, and except to the extent an exemption or a lower rate of withholding applies), to the extent that we do not do so, we will withhold at a rate of 15% on any portion of such a distribution.

       Capital Gain Dividends. Except as discussed below with respect to 10% or less holders of regularly traded classes of stock, "qualified shareholders," and "qualified foreign pension funds," for any year in which we qualify as a REIT, a non-
U.S. shareholder will incur tax on dividends by us that are attributable to gain from our sale or exchange of USRPIs under special provisions of the U.S. federal income tax laws known as the Foreign Investment in Real Property Act, or FIRPTA. The term USRPIs includes interests in real property and shares in corporations at least 50% of whose real estate and business assets consist of interests in U.S. real property. Under those rules, a non-U.S. shareholder is taxed on actual gain dividends by us attributable to gain from sales of USRPIs as if the gain were effectively connected with a U.S. trade or business of the non-U.S. shareholder. This FIRPTA look through rule also applies to distributions in redemption of shares and liquidating distributions, to the extent they represent distributions of gain attributable to the sale of a USRPI. A non-
U.S. shareholder thus would be taxed on such a distribution at regular tax rates applicable to U.S. shareholders, subject to any applicable alternative minimum tax. A corporate non-U.S. shareholder not entitled to treaty relief or exemption also may be subject to the 30% branch profits tax on such a distribution. We must withhold 35% of any distribution that we could designate as a capital gain dividend and is a distribution attributable to USRPI gain. In addition, we may be required to withhold
35% of any of other capital gain dividends, and we reserve the right to withhold such amounts until guidance is issued clarifying that withholding is not required. A non-U.S. shareholder may receive a credit against its tax liability for the amount we withhold. However, FIRPTA and the 35% withholding tax will not apply to any distribution with respect to any class of our stock that is regularly traded on an established securities market located in the United States if the recipient non-U.S. shareholder did not own more than 10% of such class of stock at any time during the one-year period ending on the date of distribution. Instead, any capital gain dividend will be treated as an ordinary distribution subject to the rules discussed above, which generally impose a 30% withholding tax
(unless reduced by a treaty). At the time you purchase shares in this offering, our shares will not be regularly traded on an established securities market and we can give you no assurance that our shares will ever be regularly traded on an established securities market.

Although the law is not clear on the matter, it appears that amounts designated by us as undistributed capital gains generally should be treated with respect to non-U.S. shareholders in the same manner as actual distributions by us of capital gain dividends. Under that approach, the non-U.S. shareholders would be able to offset as a credit against their U.S. federal income tax liability resulting therefrom an amount equal to their proportionate share of the tax paid by us on the undistributed capital gains and to receive from the IRS a refund to the extent their proportionate share of this tax paid by us exceeds their actual U.S. federal income tax liability.

Dispositions of Our Stock. A non-U.S. shareholder generally will not incur tax under FIRPTA with respect to gain on a disposition of our common stock as long as at all times during the five-year period ending on the date of disposition non-U.S. persons hold, directly or indirectly, less than 50% in value of our stock. For these purposes, if a class of our stock was regularly traded on an established securities market in the United States, a person holding less than 5% of our regularly traded class of stock for five years will be treated as a U.S. person unless we have actual knowledge that such person is not a U.S. person. However, at the time you purchase shares in this offering, our shares will not be regularly traded on an established securities market and we can give you no assurance that our shares will ever be regularly traded in an established securities market. We cannot assure you that our non-U.S. ownership will be less than 50% at any time. Even if our non-U.S. ownership remains under 50% for five years and we otherwise meet the requirements of this rule, pursuant to "certain wash sale" rules under FIRPTA, a non-U.S. shareholder may incur tax under FIRPTA to the extent such shareholder disposes of our stock within a certain period prior to a distribution attributable to USRPI gain and directly or indirectly (including through certain affiliates) reacquires our stock within certain prescribed periods.



       Regardless of the extent of our non-U.S. ownership, a non-U.S. shareholder will not incur tax under FIRPTA on a disposition of the shares of our stock if such stock is publicly traded and if such non-U.S. shareholder owned, actually or constructively, at all times during a specified testing period, 10% or less of the total fair market value of such class of stock. The testing period is the shorter of (1) the period during which the non-U.S. shareholder held the shares and (2) the five-year period ending on the disposition date. Therefore, if our stock were to be regularly traded on an established securities market, a non-U.S. shareholder should not incur tax under FIRPTA with respect to gain on a sale of our common stock unless it owns, actually or constructively, more than 10% of our common stock during such testing period. However, at the time you purchase shares in this offering, our shares will not be regularly traded on an established securities market and we can give you no assurance that our shares will ever be regularly traded in an established securities market.

       To the extent our stock is held directly (or indirectly through one or more partnerships) by a "qualified shareholder," it will not be treated as a USRPI. Further, to the extent such treatment applies, any distribution to such shareholder will not be treated as gain recognized from the sale or exchange of a USRPI. For these purposes, a qualified shareholder is generally a non-U.S. shareholder that (i)(A) is eligible for treaty benefits under an income tax treaty with the United States that includes an exchange of information program, and the principal class of interests of which is listed and regularly traded on one or more stock exchanges as defined by the treaty, or (B) is a foreign limited partnership organized in a jurisdiction with an exchange of information agreement with the United States and that has a class of regularly traded limited partnership units (having a value greater than 50% of the value of all partnership units) on the New York Stock Exchange or NASDAQ, (ii) is a "qualified collective investment vehicle" (within the meaning of Section 897(k)(3)(B) of the Code) and (iii) maintains records of persons holding 5% or more of the class of interests described in clauses (i)(A) or (i)(B) above. However, in the case of a qualified shareholder having one or more "applicable investors," the exception described in the first sentence of this paragraph will not apply with respect to a portion of the qualified shareholder's stock (determined by applying the ratio of the value of the interests held by applicable investors in the qualified shareholder to the value of all interests in the qualified shareholder and applying certain constructive ownership rules). Such ratio applied to the amount realized by a qualified shareholder on the disposition of our stock or with respect to a distribution from us attributable to gain from the sale or exchange of a USRPI will be treated as amounts realized from the disposition of USRPIs. Such treatment shall also apply to applicable investors in respect of dividends treated as a sale or exchange of stock with respect to a qualified shareholder. For these purposes, an "applicable investor" is a person who holds an interest in the qualified shareholder and holds more than 10% of our stock applying certain constructive ownership rules. Furthermore, while the substantive FIRPTA rules will not apply to qualified shareholders, absent guidance from the IRS the withholding taxes described above may still apply. We reserve the right to withhold such amounts until guidance is issued clarifying that withholding is not required.

       The FIRPTA rules will not apply to any USRPI held directly (or indirectly through one or more partnerships) by, or to any distribution received from a REIT by a "qualified foreign pension fund" or any entity all of the interests of which are held by a qualified foreign pension fund. For these purposes, a "qualified foreign pension fund" is an organization or arrangement (i) created or organized in a foreign country,
(ii) established to provide retirement or pension benefits to current or former employees (or their designees) of one or more employers for services rendered, (iii) which does not have a single participant or beneficiary that has a right to more than 5% of its assets or income, (iv) which is subject to government regulation and provides annual information reporting about its beneficiaries to relevant local tax authorities and
(v) with respect to which, under its local laws, contributions that would otherwise be subject to tax are deductible or excluded from its gross income or taxed at a reduced rate, or taxation of its income is deferred or taxed at a reduced rate. Dividends received by qualified foreign pension funds will be taxed as described above under "- Taxation of Shareholders-Taxation of Foreign Shareholders-Dividends" as if such distribution is not attributable to the sale of a USRPI. Gain treated as gain from the sale or exchange of our stock (including capital gain dividends and dividends treated as gain from the sale or exchange of our stock under the rules described above at" -Taxation of Shareholders-Taxation of Foreign Shareholders-Dividends") will not be subject to tax unless such gain is treated as effectively connected with the non-U.S. shareholder's conduct of a U.S. trade or business, in which case the non-U.S. shareholder generally will be subject to a tax at the graduated rates applicable to ordinary income, in the same manner as U.S. shareholders. A Non-
U.S.	shareholder that is a qualified foreign pension fund can also avoid the withholding taxes described above to the extent it provides the REIT with a certification as to its status.


If the gain on the sale of our stock were taxed under FIRPTA, a non-U.S. shareholder would be taxed on that gain in the same manner as U.S. shareholders, subject to any applicable alternative minimum tax. Furthermore, a non-U.S. shareholder generally will incur U.S. federal income tax on gain not subject to FIRPTA if:

*	 the gain is effectively connected with the non-U.S.
shareholder's U.S. trade or business, in which case the non-U.S. shareholder will be subject to the same treatment as U.S. shareholders with respect to such gain and may be subject to the 30% branch profits tax in the case of a foreign corporation; or

*	 the non-U.S. shareholder is a nonresident alien individual who was present in the United States for 183 days or more during the taxable year and meets certain other criteria, in which case the non-U.S. shareholder will incur a 30% tax on his or her capital gains derived from sources within the United States.

Redemptions and Liquidating Distributions

       A redemption of shares by a non-U.S. shareholder will be treated as a regular distribution or as a sale or exchange of the redeemed shares under the same rules of Section 302 of the Code that apply to U.S. shareholders and which are discussed above under "Taxation of Taxable U.S. Shareholders-Redemptions of Common Stock." Subject to the FIRPTA look-through rule, (i) if our shares are a USRPI, gain from a redemption treated as a sale or exchange of our shares would be ECI to the non-U.S. shareholder and (ii) if our shares are not a USRPI, gain from a redemption treated as a sale or exchange of our shares would not be subject to U.S. federal income tax.

       Once we have adopted (or are deemed to have adopted) a plan of liquidation for U.S. federal income tax purposes, liquidating distributions received by a non-U.S. shareholder with respect to our common stock will be treated first as a recovery of the shareholder's basis in the shares (computed separately for each block of shares) and thereafter as gain from the disposition of our common stock. Subject to the FIRPTA look-through rule, (i) if our shares are a USRPI, gain from a liquidating distribution with respect our shares would be ECI to the non-U.S. shareholder and (ii) if our shares are not a USRPI, gain from a liquidating distribution with respect to our shares would not be subject to U.S. federal income tax.

       The IRS takes the view that under the FIRPTA look-through rule, but subject to the exceptions described above that may apply to a holder of no more than 10% of our common stock if our common stock are regularly traded on an established securities market, qualified foreign pension funds or qualified shareholders, distributions in redemption of our common stock and liquidating distributions to non-U.S. shareholders will be treated as ECI and subject to 35% withholding, and also potentially subject to branch profits tax in the case of corporate non-U.S. shareholders, to the extent that the distributions are attributable to gain from the sale of a USRPI, regardless of whether our stock is a USRPI and regardless of whether the distribution is otherwise treated as a sale or exchange.

       Estate Tax. If our stock is owned or treated as owned by an individual who is not a citizen or resident of the United States at the time of such individual's death, the stock will be includable in the individual's gross estate for United States federal estate tax purposes, unless an applicable estate tax treaty provides otherwise, and may therefore be subject to United States federal estate tax. The test for whether an individual is a resident of the United States for U.S. federal estate tax purposes differs from the test used for U.S. federal income tax purposes. Some individuals, therefore, may be "non-U.S. shareholders" for U.S. federal income tax purposes, but not for U.S. federal estate tax purposes, and vice versa.

       FATCA Withholding on Certain Foreign Accounts and Entities. The Foreign Account Tax Compliance Act, or FATCA, provisions of the Code, enacted in 2010, together with administrative guidance and certain intergovernmental agreements entered into thereunder, impose a 30% withholding tax on certain types of "withholdable" payments made to "foreign financial institutions" and certain other non-U.S. entities unless (1) the foreign financial institution undertakes certain diligence and reporting obligations or (2) the foreign non-financial entity either certifies it does not have any substantial U.S. owners or furnishes identifying information regarding each substantial U.S. owner. If the payee is a foreign financial institution that is not subject to special treatment under certain intergovernmental agreements, it must enter into an agreement with the U.S. Treasury requiring, among other things, that it undertakes to identify accounts held by certain U.S. persons or U.S.-owned foreign entities, annually report certain information about such accounts and withhold 30% on payments to account holders whose actions prevent them from complying with these reporting and other requirements. Investors in jurisdictions that have entered into intergovernmental agreements may, in lieu of the foregoing requirements, be required to report such information to their home jurisdiction. For this purpose, subject to certain exceptions, the term "withholdable payment" generally means (i) any payment of interest, dividends, rents, and certain other types of generally passive income if such payment is from sources within the United States, and (ii) any gross proceeds from the sale or other disposition of any property of a type which can produce interest or dividends from sources within the United States (including, for example, stock and debt of U.S. corporations). Withholding under FATCA will apply after December 31, 2018 with respect to the gross proceeds from a disposition of property that can produce U.S. source interest or dividends and began after June 30, 2014 with respect to other withholdable payments. Prospective investors should consult their tax advisors regarding this legislation.

       Information Reporting and Backup Withholding. Generally, we must report annually to the IRS the amount of dividends paid to a non-U.S. shareholder, such holder's name and address and the amount of tax withheld, if any. A similar report is sent to the non-U.S. shareholder. Pursuant to tax treaties or other agreements, the IRS may make its reports available to tax authorities in the non-U.S. shareholder's country of residence. Payments of dividends or of proceeds from the disposition of stock made to a non-U.S. shareholder may be subject to information reporting and backup withholding unless such holder establishes an exemption, for example, by properly certifying its non- U.S. status on an IRS Form W- 8BEN, IRS Form W-8BEN-E or another appropriate version of IRS Form W-8. Notwithstanding the foregoing, backup withholding may apply if either we or our paying agent has actual knowledge, or reason to know, that a non-U.S. shareholder is a U.S. person.

Backup withholding is not an additional tax. Rather, the U.S. income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund or credit may be obtained, provided the required information is furnished to the IRS.

Taxation of Tax-Exempt Shareholders

       Tax-exempt entities, including qualified employee pension and profit sharing trusts and individual retirement accounts, generally are exempt from federal income taxation. However, they are subject to taxation on their unrelated business taxable income. Subject to the exceptions described below, a tax-exempt shareholder generally would not recognize unrelated business taxable income as a result of an investment in our common stock. However, if a tax-exempt shareholder were to finance its acquisition of common stock with debt, a portion of the income that it receives from us and a portion of the gain on sale of our common stock could constitute unrelated business taxable income pursuant to the "debt-financed property" rules. Furthermore, social clubs, voluntary employee benefit associations, supplemental unemployment benefit trusts and qualified group legal services plans that are exempt from taxation under special provisions of the federal income tax laws are subject to different unrelated business taxable income rules, which generally will require them to characterize dividends that they receive from us as unrelated business taxable income. Finally, in certain circumstances, a qualified employee pension or profit sharing trust that owns more than 10% of our stock by value at any time during a taxable year must treat a percentage of the dividends that it receives from us for the taxable year as unrelated business taxable income.

       Such percentage is equal to the gross income we derive from an unrelated trade or business, determined as if we were a pension trust, divided by our total gross income for the year in which we pay the dividends. That rule applies to a pension trust holding more than 10% of our shares by value only if:

*	 the percentage of our dividends that the tax-exempt trust must treat as unrelated business taxable income is at least 5%;

*	 we qualify as a REIT by reason of the modification of the rule requiring that no more than 50% of the value of our stock be owned by five or fewer individuals that allows the beneficiaries of the pension trust to be treated as holding our stock in proportion to their actuarial interests in the pension trust;
and

*	 either (a) one pension trust owns more than 25% of the value of our stock; or (b) a group of pension trusts individually holding more than 10% of the value of our stock collectively owns more than 50% of the value of our stock.

       Tax-exempt shareholders are urged to consult their tax advisors regarding the federal, state, local and foreign income and other tax consequences of owning our stock.



Other Tax Considerations

State, Local and Foreign Taxes

       We and/or holders of our stock may be subject to state, local and foreign taxation in various state or local or foreign jurisdictions, including those in which we or they transact business or reside. The foreign, state and local tax treatment of us and of holders of our stock may not conform to the U.S. federal income tax considerations discussed above. Consequently, prospective investors should consult their own tax advisors regarding the effect of state, local and foreign tax laws on an investment in our common stock.

Legislative or Other Actions Affecting REITs

       The rules dealing with U.S. federal income taxation are constantly under review by persons involved in the legislative process and by the IRS and the U.S. Treasury Department. No assurance can be given as to whether, when, or in what form, U.S. federal income tax laws applicable to us and our shareholders may be enacted, amended or repealed. Changes to the U.S. federal income tax laws and to interpretations of the U.S. federal income tax laws could adversely affect an investment in our common stock.

ERISA CONSIDERATIONS

       The Employee Retirement Income Security Act of 1974, as amended ("ERISA"), is a broad statutory framework that governs most U.S. retirement and other U.S. employee benefit plans. ERISA and the rules and regulations of the Department of Labor (the "DOL") under ERISA contain provisions that should be considered by fiduciaries of employee benefit plans subject to the provisions of Title I of ERISA ("ERISA Plans") and their legal advisors. In particular, a fiduciary of an ERISA Plan should consider whether an investment in shares of our common stock (or, in the case of a participant- directed defined contribution plan (a "Participant-Directed Plan"), making shares of our common stock available for investment under the Participant-Directed Plan) satisfies the requirements set forth in Part 4 of Title I of ERISA, including the requirements that
(1) the investment satisfy the prudence and diversification standards of ERISA, (2) the investment be in the best interests of the participants and beneficiaries of the ERISA Plan, (3) the investment be permissible under the terms of the ERISA Plan's investment policies and governing instruments and (4) the investment does not give rise to a non-exempt prohibited transaction under ERISA or Section 4975 of the Code.

       In determining whether an investment in shares of our common stock (or making our shares available as an investment option under a Participant-Directed Plan) is prudent for ERISA purposes, a fiduciary of an ERISA Plan should consider all relevant facts and circumstances including, without limitation, possible limitations on the transferability of shares of our common stock, whether the investment provides sufficient liquidity in light of the foreseeable needs of the ERISA Plan (or the participant account in a Participant- Directed Plan), and whether the investment is reasonably designed, as part of the ERISA Plan's portfolio, to further the ERISA Plan's purposes, taking into consideration the risk of loss and the opportunity for gain (or other return) associated with the investment. It should be noted that we will invest our assets in accordance with the investment objectives and guidelines described herein, and that neither our Manager nor any of its affiliates has any responsibility for developing any overall investment strategy for any ERISA Plan (or the participant account in a Participant-Directed Plan) or for advising any ERISA Plan (or participant in a Participant-Directed
Plan) as to the advisability or prudence of an investment in us. Rather, it is the obligation of the appropriate fiduciary for each ERISA Plan (or participant in a Participant-Directed Plan) to consider whether an investment in shares of our common stock by the ERISA Plan (or making such shares available for investment under a Participant-Directed Plan in which event it is the obligation of the participant to consider whether an investment in shares of our common stock is advisable), when judged in light of the overall portfolio of the ERISA Plan, will meet the prudence, diversification and other applicable requirements of ERISA.

       Section 406 of ERISA and Section 4975 of the Code prohibit certain transactions involving the assets of an ERISA Plan, as well as those plans that are not subject to ERISA but that are subject to Section 4975 of the Code, such as individual retirement accounts ("IRAs") and non-ERISA Keogh plans (collectively with ERISA Plans, "Plans"), and certain persons (referred to as "parties in interest" for purposes of ERISA or "disqualified persons" for purposes of the Code) having certain relationships to Plans, unless a statutory or administrative exemption is applicable to the transaction. A party in interest or disqualified person who engages in a non- exempt prohibited transaction may be subject to non-deductible excise taxes and other penalties and liabilities under ERISA and the Code, and the transaction might have to be rescinded. In addition, a fiduciary who causes an ERISA Plan to engage in a non-exempt prohibited transaction may be personally liable for any resultant loss incurred by the ERISA Plan and may be subject to other potential remedies.

       A Plan that proposes to invest in shares of our common stock (or to make our shares available for investment under a Participant-Directed
Plan) may already maintain a relationship with our Manager or one or more of its affiliates, as a result of which our Manager or such affiliate may be a "party in interest" under ERISA or a "disqualified person" under the Code, with respect to such Plan (e.g., if our Manager or such affiliate provides investment management, investment advisory or other services to that Plan). ERISA (and the Code) prohibits plan assets from being used for the benefit of a party in interest (or disqualified person). This prohibition is not triggered by "incidental" benefits to a party in interest (or disqualified person) that result from a transaction involving the Plan that is motivated solely by the interests of the Plan. ERISA (and the Code) also prohibits a fiduciary from using its position to cause the Plan to make an investment from which the fiduciary, its affiliates or certain parties in which it has an interest would receive a fee or other consideration or benefit. In this circumstance, Plans that propose to invest in shares of our common stock should consult with their counsel to determine whether an investment in shares of our common stock would result in a transaction that is prohibited by ERISA or Section 4975 of the Code.

  If our assets were considered to be assets of a Plan (referred to herein as "Plan Assets"), our management might be deemed to be fiduciaries of the investing Plan. In this event, the operation of the company could become subject to the restrictions of the fiduciary responsibility and prohibited transaction provisions of Title I of ERISA and/or the prohibited transaction rules of Section 4975 of the Code.

       The DOL has promulgated a final regulation under ERISA, 29 C.F.R. S 2510.3-101 (as modified by Section 3(42) of ERISA, the "Plan Assets Regulation"), that provides guidelines as to whether, and under what circumstances, the underlying assets of an entity Under the Plan Assets Regulation, the assets of an entity in which a Plan or IRA makes an equity investment will generally be deemed to be assets of such Plan or IRA unless the entity satisfies one of the exceptions to this general rule. Generally, the exceptions require that the investment in the entity be one of the following:

*	 in securities issued by an investment company registered under the
Investment Company Act;

*	 in "publicly offered securities," defined generally as
interests that are "freely transferable," "widely held" and registered with the SEC;

*	 in an "operating company" which includes "venture capital
operating companies" and "real estate operating companies;" or

*	 in which equity participation by "benefit plan investors" is not significant (i.e., under 25%).

The shares will constitute an "equity interest" for purposes of the Plan Assets Regulation, and the shares may not constitute "publicly offered securities" for purposes of the Plan Assets Regulation. In addition, the shares will not be issued by a registered investment company.

       The 25% Limit. Under the Plan Assets Regulation, and assuming no other exemption applies, an entity's assets would be deemed to include "plan assets" subject to ERISA on any date if, immediately after the most recent acquisition of any equity interest in the entity, 25% or more of the value of any class of equity interests in the entity is held by "benefit plan investors" (the "25% Limit"). For purposes of this determination, the value of equity interests held by a person (other than a benefit plan investor) that has discretionary authority or control with respect to the assets of the entity or that provides investment advice for a fee with respect to such assets (or any affiliate of such a person) is disregarded. The term "benefit plan investor" is defined in the Plan Assets Regulation as (a) any employee benefit plan (as defined in Section 3(3) of ERISA) that is subject to the provisions of Title I of ERISA, (b) any plan that is subject to Section 4975 of the Code and (c) any entity whose underlying assets include plan assets by reason of a plan's investment in the entity (to the extent of such plan's investment in the entity). Thus, while our assets would not be considered to be "plan assets" for purposes of ERISA so long as the 25% Limit is not exceeded. Our charter provides that if benefit plan investors exceed the 25% Limit, we may redeem their interests at a price equal to the then current NAV per share. We intend to rely on this aspect of the Plan Assets Regulation.



       IRAs. Our charter provides that, in the event we determine in our discretion that there is a material likelihood that we would be a fiduciary under applicable law with respect to an investor that is subject to ERISA and/or Section 4975 of the Code (e.g., an IRA), we have the authority to redeem such investor's interests at a price equal to the then current NAV per share.

       Operating Companies. Under the Plan Assets Regulation, an entity is an "operating company" if it is primarily engaged, directly or through a majority-owned subsidiary or subsidiaries, in the production or sale of a product or service other than the investment of capital. In addition, the Plan Assets Regulation provides that the term operating company includes an entity qualifying as a real estate operating company ("REOC") or a venture capital operating company ("VCOC"). An entity is a REOC if: (i) on its "initial valuation date and on at least one day within each annual valuation period," at least 50% of the entity's assets, valued at cost (other than short-term investments pending long-term commitment or distribution to investors) are invested in real estate that is managed or developed and with respect to which such entity has the right to substantially participate directly in management or development activities; and (ii) such entity in the ordinary course of its business is engaged directly in the management and development of real estate during the 12-month period. The "initial valuation date" is the date on which an entity first makes an investment that is not a short-term investment of funds pending long-term commitment. An entity's "annual valuation period" is a pre-established period not exceeding 90 days in duration, which begins no later than the anniversary of the entity's initial valuation date.

       Certain examples in the Plan Assets Regulation clarify that the management and development activities of an entity looking to qualify as a REOC may be carried out by independent contractors (including, in the case of a partnership, affiliates of the general partner) under the supervision of the entity. An entity will qualify as a VCOC if (i) on its initial valuation date and on at least one day during each annual valuation period, at least 50% of the entity's assets, valued at cost, consist of "venture capital investments," and (ii) the entity, in the ordinary course of business, actually exercises management rights with respect to one or more of its venture capital investments. The Plan Assets Regulation defines the term "venture capital investments" as investments in an operating company (other than a VCOC) with respect to which the investor obtains management rights.

       If the 25% Limit is exceeded and we do not exercise our right to redeem benefit plan investors as described above, we may try to operate in a manner that will enable us to qualify as a VCOC or a REOC or to meet such other exception as may be available to prevent our assets from being treated as assets of any investing Plan for purposes of the Plan Assets Regulation. Accordingly, we believe, on the basis of the Plan Assets Regulation, that our underlying assets should not constitute "plan assets" for purposes of ERISA. However, no assurance can be given that this will be the case.

       If our assets are deemed to constitute "plan assets" under ERISA, certain of the transactions in which we might normally engage could constitute a non-exempt "prohibited transaction" under ERISA or Section 4975 of the Code. In such circumstances, in our sole discretion, we may void or undo any such prohibited transaction, and we may require each investor that is a "benefit plan investor" to redeem their shares upon terms that we consider appropriate.

       Prospective investors that are subject to the provisions of Title I of ERISA and/or Code Section 4975 should consult with their counsel and advisors as to the provisions of Title I of ERISA and/or Code Section 4975 relevant to an investment in shares of our common stock.

       As discussed above, although IRAs and non-ERISA Keogh plans are not subject to ERISA, they are subject to the provisions of Section 4975 of the Code, prohibiting transactions with "disqualified persons" and investments and transactions involving fiduciary conflicts. A prohibited transaction or conflict of interest could arise if the fiduciary making the decision to invest has a personal interest in or affiliation with our company or any of its respective affiliates. In the case of an IRA, a prohibited transaction or conflict of interest that involves the beneficiary of the IRA could result in disqualification of the IRA. A fiduciary for an IRA who has any personal interest in or affiliation with our company or any of its respective affiliates, should consult with his or her tax and legal advisors regarding the impact such interest may have on an investment in our shares with assets of the IRA.

       Shares sold by us may be purchased or owned by investors who are investing Plan assets. Our acceptance of an investment by a Plan should not be considered to be a determination or representation by us or any of our respective affiliates that such an investment is appropriate for a Plan. In consultation with its advisors, each prospective Plan investor should carefully consider whether an investment in our company is appropriate for, and permissible under, the terms of the Plan's governing documents.

       Governmental plans, foreign plans and most church plans, while not subject to the fiduciary responsibility provisions of ERISA or the provisions of Code Section 4975, may nevertheless be subject to local, foreign, state or other federal laws that are substantially similar to the foregoing provisions of ERISA and the Code. Fiduciaries of any such plans should consult with their counsel and advisors before deciding to invest in shares of our common stock.

       The DOL has issued a final regulation significantly expanding the concept of "investment advice" for purposes of determining fiduciary status under ERISA. The DOL recognized that transactions such as the mere offering of the shares to sophisticated Plans could be characterized as fiduciary investment advice under this new regulation absent an exception and that such potential for fiduciary status would not be appropriate in these contexts. Accordingly, the DOL provided an exception based upon satisfaction of certain factual conditions and we may elect to ensure these conditions are satisfied in connection with the offering of the shares. Finally, fiduciaries of Plans should be aware that the Manager is not undertaking to provide impartial investment advice or to give advice in a fiduciary capacity in connection with the offering or purchase of shares and that the Manager has financial interests associated with the purchase of shares including the fees and other allocations and distributions they may receive from us as a result of the purchase of shares by a Plan.

       Form 5500. Plan administrators of ERISA Plans that acquire shares may be required to report compensation, including indirect compensation, paid in connection with the ERISA Plan's investment in shares on Schedule C of Form 5500 (Annual Return/Report of Employee Benefit Plan). The descriptions in this circular of fees and compensation, including the fees paid to the Manager, are intended to satisfy the disclosure requirement for "eligible indirect compensation," for which an alternative reporting procedure on Schedule C of Form
5500 may be available.

PLAN OF DISTRIBUTION

We are offering a maximum of up to $50,000,000 in shares of our common stock on a "best efforts maximum" basis. In conducting this offering, the associated persons of the Company intend to rely on the exemption from registration contained in Exchange Act Rule 3a4-1. In compliance with such Rule, neither the Sponsor, Manager nor affiliate persons (a) are subject to a statutory disqualification, as that term is defined in the Exchange Act Section 3(a)(39), (b) do not receive any compensation related to the amount of interests sold (whether by commission or otherwise), (c) primarily perform or intend primarily to perform at the end of the offering substantial duties (other than in connection with the offering) or on behalf of the hedge fund, (d) are not associated with a broker or dealer, (e) were not employed by a broker or dealer within the preceding twelve months, and (f) do not participate in an offering of securities (other than in certain limited circumstances) more than once every twelve
months.    The Company will supervise its officers, employees and
associated persons so as to verify to the best of its ability that all such persons involved in the marketing of the Company are in compliance with Rule 3a4-1 and such other applicable state and federal securities laws.

       Because this is a "best efforts maximum" offering, we are only required to use our best efforts to sell shares of our common stock. We are offering up to $50,000,000 in shares of common stock in our offering at $10.00 per share for the first 12 months of this offering. Thereafter, the per share purchase price will be adjusted every fiscal quarter and, as of January 1st, April 1st, July 1st and October 1st of each year, will equal the greater of (i) $10.00 per share or (ii) our net asset value, or NAV, divided by the number of shares of our common stock outstanding as of the end of the prior fiscal quarter on a fully diluted basis (NAV per share). The minimum investment amount for initial purchases of shares of our common stock is 200 shares, or $2,000 based on the initial offering price per share. We may terminate this offering at any time. We intend to permit investors to purchase additional shares in increments of, at minimum, 10 shares or $100 at our initial share price of $10 per share, each month, subsequent to the initial investment. Such additional share purchases are of shares included in this offering.

       This offering circular will be furnished to prospective investors upon their request via electronic PDF format and will be available for viewing and download 24 hours per day, 7 days per week on our website, as well as on the SEC's website at www.sec.gov.



       In order to subscribe to purchase shares of our common stock, a prospective investor must electronically complete, sign and deliver to us an executed subscription agreement as provided on www.upsideavenue.com (and attached to this offering circular as Exhibit 4), and wire funds for its subscription amount in accordance with the instructions provided on the subscription agreement.

       Settlement may occur up to 15 days after a prospective investor submits a subscription agreement, depending on the volume of subscriptions received. Shares of our common stock will be issued to the subscriber as of the date of settlement, which will not occur until an investor's funds have cleared and we issue the shares of our common stock. The number of shares issued to an investor will be calculated based on the price per share in effect on the date we receive the subscription.

We reserve the right to reject any investor's subscriptionin whole or in part for any reason, including if we determine in our sole and absolute discretion that such investor is not a "qualified purchaser" for purposes of Section 18(b)(4)(D)(ii) of the Securities Act. If the offering terminates or if any prospective investor's subscription is rejected, all funds received from such investors will be returned without interest or deduction.

Length of Offering

       The number of shares that are covered by the offering statement of which this offering circular forms a part is the number that we reasonably expect to be offered and sold within two years from the initial qualification date of the offering statement. Under applicable SEC rules, we may extend this offering one additional year if all of the shares covered by the offering statement are not yet sold within two years. With the filing of an offering statement for a subsequent offering, we may also be able to extend this offering beyond three years until the follow-on offering statement is declared qualified (but in any event not more than an additional 180 calendar days). All subscription funds which are accepted will be deposited directly into the Company's escrow account with Prime Trust, LLC. Subscription funds placed in the escrow account may only be released if the Minimum Offering Amount is raised within the Offering Period

Pursuant to this offering circular, we are offering to the public all of the shares covered by the offering statement of which this offering circular forms a part. Under Regulation A, we are only allowed to raise up to $50,000,000 in any 12-month period (although we may raise capital in other ways). Although the offering statement covers a fixed dollar amount of our shares, we intend effectively to conduct a continuous offering of the maximum number of shares of our common stock that we are permitted to sell pursuant to Regulation A over an unlimited time period by filing a new offering statement prior to the end of the three-year period described in Rule 251(d)(3). We reserve the right to terminate this offering at any time and to extend our offering term to the extent permissible under applicable law.

Investment Criteria and Minimum Investment Amount

       The shares of our common stock are being offered and sold only to "qualified purchasers" (as defined in Regulation A under the Securities
Act). As a Tier 2 offering pursuant to Regulation A under the Securities Act, this offering will be exempt from state "Blue Sky" law review, subject to certain state filing requirements and anti-fraud provisions, to the extent that the shares of our common stock offered hereby are offered and sold only to "qualified purchasers" or at a time when the shares of our common stock are listed on a national securities exchange. See "Investment Criteria" on page iii of this offering circular for the definition of "qualified purchasers" and other investment criteria that may apply. We reserve the right to reject any investor's subscription in whole or in part for any reason, including if we determine in our sole and absolute discretion that such investor is not a "qualified purchaser" for purposes of Regulation A.

The minimum investment required in this offering is 200 shares of common stock, or $2,000 based on the initial offering price of $10.00 per share. Pursuant to a board policy, you may not transfer your shares of common stock in a manner that causes you or your transferee to own fewer than the number of shares of common stock required to meet the minimum purchase requirements, except for the following transfers without consideration: transfers by gift; transfers by inheritance; intrafamily transfers; family dissolutions; transfers to affiliates; and transfers by operation of law. These minimum investment requirements are applicable unless and until our shares of common stock are listed on a national securities exchange, and these requirements may make it more difficult for you to sell your shares of common stock. We cannot assure you that our shares of common stock will ever be listed on a national securities exchange.



Certificates Will Not be Issued

       We will not issue stock certificates. Instead, our common stock will be recorded and maintained on a shareholder register that we maintain or that we engage a transfer agent to maintain. Information regarding restrictions on the transferability of our shares that, under Maryland law, would otherwise have been required to appear on our stock certificates will instead be furnished to shareholders upon request and without charge.

Offering Circular Supplements and Post-Qualification Amendments

In accordance with the Securities Act Industry Guide 5, we undertake:

(1)	to file a sticker supplement pursuant to Rule 253(g) under the
Securities Act during the distribution period describing each real estate-related asset not identified in the offering circular at such time as there arises a reasonable probability that such asset will be acquired and to consolidate all such stickers into a post-qualification amendment filed at least once every three months, with the information contained in such amendment provided simultaneously to the existing shareholders. Each sticker supplement shall disclose all compensation and fees received by our Manager and its affiliates in connection with any such acquisition. Where appropriate, the post-qualification amendment shall include or incorporate by reference audited financial statements meeting the requirements of Rule 3-14 of Regulation S-X for properties acquired during the distribution period; and

(2)	to file, after the end of the distribution period, a current report on Form 1-U containing the financial statements and any additional information required by Rule 3-14 of Regulation S-X, where applicable, to reflect each subscription made after the end of the distribution period involving the use of 10% or more (on a cumulative basis) of the net proceeds of the offering and to provide the information contained in such report to the shareholders at least once each quarter after the distribution period of the offering has ended.

Advertising, Sales and other Promotional Materials

       In addition to this offering circular, subject to limitations imposed by applicable securities laws, we expect to use additional advertising, sales and other promotional materials regarding this offering. These materials may include information relating to this offering, the past performance of our Sponsor and its affiliates, property brochures, articles and publications concerning real estate, or public advertisements and audio-visual materials, in each case only as authorized by us. In addition, the sales material may contain certain quotes from various publications without obtaining the consent of the author or the publication for use of the quoted material in the sales material. Although these materials will not contain information in conflict with the information provided by this offering circular and will be prepared with a view to presenting a balanced discussion of risk and reward with respect to shares of our common stock, these materials will not give a complete understanding of this offering, us or the shares of our common stock and are not to be considered part of this offering circular. This offering is made only by means of this offering circular, and prospective investors must read and rely on the information provided in this offering circular in connection with their decision to invest in shares of our common stock.

Investors may purchase shares common stock on our website, www.upsideavenue.com. Through the website investors will be asked to electronically fill out a subscription agreement like the one attached to this offering circular as Exhibit 4 for a certain investment amount and pay for the shares at the time in which such investor subscribes. In the future, we may also offer shares of our common stock on other websites or through registered broker-dealers. The Company and its officers, employees and associated persons intend to conduct the offering in accordance with Rule 3a4-1 and, therefore, none of them are required to register as a broker- dealer. In compliance with such Rule, neither the Sponsor, Manager nor affiliate persons (a) are subject to a statutory disqualification, as that term is defined in the Exchange Act Section 3(a)(39), (b) do not receive any compensation related to the amount of interests sold (whether by commission or otherwise), (c) primarily perform or intend primarily to perform at the end of the offering substantial duties (other than in connection with the offering) or on behalf of the hedge fund, (d) are not associated with a broker or dealer, (e) were not employed by a broker or dealer within the preceding twelve months, and (f) do not participate in an offering of securities (other than in certain limited circumstances)
more than once every twelve months.   The Company will supervise its
officers, employees and associated persons so as to verify to the best of its ability that all such persons involved in the marketing of the Company are in compliance with Rule 3a4-1 and such other applicable state and federal securities laws.




ADMINISTRATOR

[TBD]

LEGAL MATTERS
Riveles
Wahab LLP 40
Wall St.
28th Floor
New York,
NY. 10005
(212) 785-
0076

AUDITOR
CohnReznick LLP
7501 Wisconsin
Avenue Suite
400E
Bethesda, MD 20814

ESCROW AGENT
Prime Trust, LLC
2300 W. Sahara Ave.
Suite 1170 Las
Vegas, NV 89102



HOW TO SUBSCRIBE

Subscription Procedures

Investors seeking to purchase shares of our common stock who satisfy the "qualified purchaser" standards should proceed as follows:

*	 Read this entire offering circular and any supplements
accompanying this offering circular.

*	 Via our website, www.upsideavenue.com, electronically
complete and execute a copy of the subscription agreement. A specimen copy of the subscription agreement, including instructions for completing it, is included in this offering circular as Exhibit 4.

*	 Electronically provide ACH instructions to us for the full
purchase price of the shares of our common stock being subscribed for.

By executing the subscription agreement and paying the total purchase price for the shares of our common stock subscribed for, each investor agrees to accept the terms of the subscription agreement and attests that the investor meets the minimum standards of a "qualified purchaser," and that such subscription for shares of our common stock does not exceed 10% of the greater of such investor's annual income or net worth (for natural persons), or 10% of the greater of annual revenue or net assets at fiscal year-end (for non-natural persons). Subscriptions will be effective only upon our acceptance and we reserve the right to reject any subscription in whole or in part.

We will attempt to accept or reject subscriptions within 60 days of receipt by us. If we accept your subscription, we will email you a confirmation.

An approved trustee must process and forward to us subscriptions made through IRAs, Keogh plans and 401(k) plans. In the case of investments through IRAs, Keogh plans and 401(k) plans, we will send the confirmation and notice of our acceptance to the trustee.

Minimum Investment Requirement

You must initially purchase at least 200 shares of our common stock in this offering, or $2,000 based on the current per share price. You should note that an investment in shares of our common stock will not, in itself, create a retirement plan and that, in order to create a retirement plan, you must comply with all applicable provisions of the Code.




ADDITIONAL INFORMATION

We have filed with the SEC an offering statement under the Securities Act on Form 1-A regarding this offering. This offering circular, which is part of the offering statement, does not contain all the information set forth in the offering statement and the exhibits related thereto filed with the SEC, reference to which is hereby made. Upon the qualification of the offering statement, we will be subject to the informational reporting requirements of the Exchange Act that are applicable to Tier 2 companies whose securities are registered pursuant to Regulation A, and accordingly, we will file annual reports, semi-annual reports and other information with the SEC. You may read and copy the offering statement, the related exhibits and the reports and other information we file with the SEC at the SEC's public reference facilities maintained by the SEC at 100 F Street, N.E., Washington, DC 20549. You can also request copies of those documents, upon payment of a duplicating fee, by writing to the SEC. Please call the SEC at 1-800-SEC-0330 for further information regarding the operation of the public reference rooms. The SEC also maintains a website at www.sec.gov that contains reports, information statements and other information regarding issuers that file with the SEC.
You may also request a copy of these filings at no cost, by writing, emailing or telephoning us at:
Multi-Housing Income REIT, Inc.
9050 N. Capital of Texas Highway, Suite 320
Austin, TX 78759
Telephone: 512-872-
2898 Email:
info@upsideavenue.c
om

Within 120 days after the end of each fiscal year we will provide to our shareholders of record an annual report. The annual report will contain audited financial statements and certain other financial and narrative information that we are required to provide to shareholders.

We also maintain a website at www.upsideavenue.com where there may be additional information about our business, but the contents of that site are not incorporated by reference in, or otherwise a part of, this offering circular.

SIGNATURES

    Pursuant to the requirements of Regulation A, the issuer certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form 1-A and has duly caused this offering statement to be signed on its behalf by the undersigned, thereunto duly authorized, in New York, NY on May 4 2018.

Multi-Housing Income REIT, Inc.
By:	Casoro Capital Partners, LLC

By:/s/ Yuen Yung
Name:	Yuen Yung
Title:	Chief Executive Officer




This offering statement has been signed by the following persons in the capacities and on the dates indicated.

Signature

/s/ Monte K. Lee-Wen

Tit
le

Director and
Principal
Date

May 4
2018
Monte K. Lee-Wen


/s/ Yuen Yung
Yuen Yung
Director, CEO
May 4
2018





INDEX TO FINANCIAL STATEMENTS OF MULTI-HOUSING INCOME REIT, INC.

Independent Auditors Report .................. F-2
Financial Statements Balance Sheet...F-3
Statement of Operations .............................. F-4
Statement of Stockholders' Deficit...F-5
Statement of Cash Flows  ..............................F-6
Notes of Financial Statements ...............F-7


Independent Auditor's Report

To the Stockholders
Multi-Housing Income REIT, Inc.

We have audited the accompanying financial statements of Multi-Housing Income REIT, Inc., which comprise the balance sheet as of November 30, 2017, and the related statements of operations, stockholders' equity (deficit) and cash flows for the period October 17, 2017 (date of formation) through November 30, 2017, and the related notes to the financial statements.

Management's Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of these financial statements in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditor's Responsibility

Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on the auditor's judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity's preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity's internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Multi-Housing Income REIT, Inc., Inc. as of November 30, 2017, and the results of its operations and its cash flows for the period from October 17, 2017 (date of formation) through November 30, 2017, in accordance with accounting principles generally accepted in the United States of America.

/s/ CohnReznick
LLP Bethesda,
Maryland
March 19, 2018


Multi-Housing Income REIT, Inc.


Balance
Sheet
November 30,
2017



ASSETS

Current Assets
Deferred Offering Costs (Note 2)
$	2,500
Total Assets
$	2,500

LIABILITIES AND STOCKHOLDERS

DEFICIT

Current Liabilities
Accounts Payable

$	2,500
Due to Affiliate
 	15,000
Total Current Liabilities
17,500
Stockholders' Deficit
 	(15,000)
Total Liabilities and Stockholders' deficit
$	2,500












See notes to financial statements


Statement of Operations
For the Period from October 17, 2017
through November 30, 2017



Revenue	$	-

Expenses
Organizational costs	$	15,000

Net Loss	$	(15,000)




See notes to financial statements


Statement of Stockholders' Deficit
For the Period from October 17, 2017 through November 30, 2017







Balance at
October 17,



Common
 	stock


Additional paid-in
 	capital



Accumulated
 	deficit		 	Total



2017	$	-	$	-	$	-	$	-


Net loss

Balance at
November
 	-
 	-
 	(15,000)
 	(15,000)
30, 2017
  $
  $
  $	(15,000)
  $	(15,000)





See notes to financial statements


Statement of Cash Flow
For the Period from October 17, 2017
through November 30, 2017



Cash flows from operating activities
Net Loss	$	(15,000)
Adjustments to reconcile net loss to net
cash provided by (used in) operating
activities
Due to affiliate	$	15,000

Net cash provided by (used in) operating	 	-
Activities

Net increase (decrease) in cash	-

Cash - October 17, 2017	 	-

Cash - November 30, 2017	$	-

Noncash investing
and financing
activities deferred
offering costs
included in accounts payable	$	2,500



See notes to financial statements



 Notes To Financial Statements

Note 1 - Organization and nature of operation

Multi-Housing Income REIT, Inc. (the "Company") was formed as a Maryland corporation on October 17, 2017 to invest in and manage a diversified portfolio of multifamily properties located in target markets within the continental U.S. in the areas of student housing, multi- housing, conventional apartments and senior living. The Company is externally managed by Casoro Investment Advisory Firm, LLC ("Manager"), which is an affiliate of the sponsor, Casoro Capital Partners, LP ("Sponsor"). The Manager and Sponsor are each wholly-owned subsidiaries of Casoro Capital, LLC.

As of November 30, 2017, the Company has not yet commenced operations and has not entered into any investments.

Note 2 - Summary of significant accounting policies Basis of presentation The accompanying financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP").

Use of estimates:
The preparation of the financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements. Actual events and results could differ from those assumptions and estimates.

Income taxes:
The Company intends to operate and be taxed as a REIT for federal income tax purposes. To qualify as a REIT, the Company must meet certain organizational and operational requirements, including a requirement to distribute at least 90% of its taxable income to its shareholders. As a REIT, the Company generally is not subject to federal corporate income tax on that portion of its taxable income that is currently distributed to shareholders. Even if the Company qualifies for taxation as a REIT, it may be subject to certain state and local taxes on its income and property, and federal income and excise taxes on its undistributed income. No material provisions have been made for federal income taxes in the accompanying financial statements, and no gross deferred tax assets or liabilities have been recorded as of November 30, 2017. No tax returns have been filed as of the date of this letter.

Organizational and offering costs:
The Company expenses organization costs as incurred and offering costs, when incurred, will be deferred and charged to stockholders' deficit. The deferred offering costs will be charged against the gross proceeds of the offering when received or written off in the event that the offering is not successfully completed. Organization and offering costs of the Company are initially being paid by the Manager and/or affiliates on behalf of the Company. The Manager and/or affiliates will be reimbursed for organization and offering expenses incurred in conjunction with the offering subject to achieving a minimum capital raise of $3,000,000. Organizational expenses are expensed as incurred.

Note 3 - Related party transactions

During the period ended November 30, 2017 an affiliate of the Company paid for certain costs of the Company amounting to $15,000, which remain payable as of November 30, 2017. The amounts will be repaid with offering proceeds when received.

Note 4 - Equity

The Company is authorized to issue up to 10,000,000 shares of common stock, which represent interests in the Company, at $0.001 par value per share. Holders of the Company's common stock are entitled to receive dividends when authorized by the Company's Board of Directors.

As of November 30, 2017, the Company has not issued any shares of stock.

Note 5 - Subsequent events

Events that occur after the balance sheet date, but before the financial statements were available to be issued, must be evaluated for recognition or disclosure. The effects of subsequent events that provide evidence about conditions that existed at the balance sheet date are recognized in the accompanying financial statements. Subsequent events which provide evidence about conditions that existed after the balance sheet date require disclosure in the accompanying notes. Management has evaluated the activity of the Company through (Report Date) (the date the financial statements were available to be issued) and determined that the Company did not have any material subsequent events that are required disclosure in the notes to the financial statements.



APPENDIX I: SUMMARY OF THE USE OF PROCEEDS

       The table below sets forth our estimated use of proceeds from this offering, assuming we sell in this offering the minimum number of shares necessary to commence with our investment program.
       We expect to use substantially all of the net proceeds from this offering (after paying or reimbursing organization and offering expenses) to invest in and manage a diverse portfolio of assets primarily consisting of multi-housing rental properties and development projects through the acquisition of equity interests in such properties or debt, as well as real estate debt securities and other real estate-related assets, where the underlying assets primarily consist of such properties. We may make our investments through majority-owned subsidiaries, some of which may have rights to receive preferred economic returns. We expect that any expenses or fees payable to our Manager for its services in connection with managing our daily affairs, including but not limited to, the selection and acquisition or origination of our investments, will be paid from cash flow from operations. If such fees and expenses are not paid from cash flow (or waived) they will reduce the cash available for investment and distribution and will directly impact our quarterly NAV. See "Management Compensation" for more details regarding the fees that will be paid to our Manager and its affiliates. Many of the amounts set forth in the table below represent our Manager's best estimate since they cannot be precisely calculated at this time.
       We may not be able to promptly invest the net proceeds of this offering in multi-housing rental properties and development projects and real estate related assets. In the interim, we may invest in short-term, highly liquid or other authorized investments, subject to the requirements for qualification as a REIT. Such short-term investments will not earn as high of a return as we expect to earn on our real estate-related investments.





Per Share	Total
Minimum
Raise


Total
Maximum Raise



Public Offering Price	$	10.00	3,000,000.00
	$50,000,000.00 Offering &
Organization Expenses5	$	-	$90,000.00
	$1,500,000.00 Proceeds to Us from
this Offering to the$	10.00	$2,910,000.00
	$48,500,000.00 Public (Less
Expenses)



















5 3% of gross offering proceeds.





   APPENDIX II: PRIOR PERFORMANCE
This is a "blind pool" offering because our Manager has not yet identified any investments to acquire with the net proceeds of this offering. Furthermore, you will not be able to evaluate our future investments prior to purchasing shares. Nevertheless, as indicated under section heading "Affiliate Past Performance" of the Offering Circular, the Manager and Sponsor have operated and/or are affiliated with Casoro Capital Real Estate Fund I, LP (the "Fund") and the PPA Group, and such performance data and details on such entities can be found below and within Appendix II. Such past performance has been conducted on a nonpublic manner however additional information on such investments is available upon request to info@upsideavenue.com or via telephone at 512-872-2898. The Manager determined to include the below information as the Company pursues a similar investment strategy to that of Casoro Capital Real Estate Fund I, LP. It is deemed to pursue a similar investment strategy, as it targets similar multi-unit housing properties with the specific investment goals and objectives described within the section headed "Investment Objectives and
Strategy" of the Offering Circular.   While the PPA Group, LLC does
not pursue investment strategies similar to that of the Company, the Manager deemed such information important for investors to review as both the Manager and Sponsor are affiliates with such entity, and Monte K Lee-Wen is the President and CEO.
Investors should not construe inclusion of the following tables as implying, in any manner, that we will have results comparable to those reflected in such tables. Distributable cash flow, federal income tax deductions or other factors could be substantially different. Investors should note that by acquiring our shares, they will not be acquiring any interest in any prior program.
A glossary of selected terms utilized in the below tables has been provided below:
"Company" or "REIT" means Multi-Housing Income REIT, Inc.
"Fund" or "Partnership" means Casoro Capital Real Estate Fund I, LP
 "Manager" means Casoro Investment Advisory Firm, LLC, a Texas limited liability company
"Offering Circular" means the offering prospectus of Multi-Housing Income REIT, Inc.
 "Sponsor" means Casoro Capital Partners, LLC., a Texas limited liability company, the Sponsor of the REIT and general partner to the Partnership
By way of background, below please find a brief summary of the Partnership's and PPA Group, LLC's operations (which has also been discussed under section heading "Affiliate Past Performance" in the body of this Offering Circular.

       Partnership: Casoro Capital Partners, LLC (the "Sponsor") is the general partner to Casoro Capital Real Estate Fund I, LP, a Delaware limited partnership formed on March 27, 2015. The Company pursues a similar investment strategy to that of Casoro Capital Real Estate Fund I, LP. The Sponsor has not operated any other investment vehicles within the last ten (10) years. Since its commencement of investment operations in April 2017, the Fund has raised $2,200,000 in investor capital, from eight (8) investors. The Fund has purchased four properties: one (1) in San Antonio, TX, one (1) in Houston, TX and two
(2) in Dallas, TX. The aggregate purchase price of such four investments totals $1,875,000, with the following break-down of purchase prices: $575,000 for the property in San Antonio, TX, $300,000 for the property in Houston, TX, and $400,000 and $600,000 for the two properties in Dallas, TX. Of the four (4) properties, one hundred percent (100%) of such properties are residential and one-hundred percent (100%) are used properties. All of the Fund's properties are still held by the Fund as the Fund has not sold any investments as of the date of this Offering Circular. In January 2018 the property at "Water Ridge" in Dallas, TX suffered a fire, resulting in the loss of one building. Insurance covered the losses as a result of such fire, in addition to the loss of rental income.

       PPA Group, LLC: The Manager and Sponsor are affiliated with PPA Group, LLC, an experienced real estate investment firm based in Texas. Monte K Lee-Wen is the President and CEO of the PPA Group, LLC, and Joy Schoffler has over a decade's affiliation with the PPA Group, LLC as a former investor and former Director of Acquisitions at the PPA
Group, LLC.   While the PPA Group, LLC is an affiliated entity, it
does not implement nor pursue investment strategies

similar to that of the Company. During the course of its operations since April 2002, the PPA Group has partnered with three- hundred-and-sixty-six outside investors, and has invested in 27 real estate holdings ("Holdings"), twenty-two (22) of which are located in Texas, four (4) in Washington State and one (1) in Arizona. Such Holdings are comprised of a collective 5,397 property units, with twelve (12) Holdings currently active, and the remaining fifteen (15) Holdings being sold. One- hundred percent (100%) of such Holdings are residential, with 16.4% of such Holdings (based on purchase price) being newly constructed and the remaining 83.6% of such Holdings being comprised of acquired used properties. The aggregate purchase price of the Holdings totaled $279,627,467. As of the date of this Offering Circular, Fifteen (15) of the Holdings, comprised of 1,953 units, have been sold.
TABLE I
EXPERIENCE IN RAISING AND INVESTING FUNDS
Table I sets forth the experience of the Manager, Sponsor and affiliates in raising and investing funds for prior programs, all of which have been nonpublic and are provided for programs closed in the three (3) most recent years. Only the Partnership implements similar investment strategies to that of the Company, however the Manager has included information on PPA Group, LLC so as to add additional context to the Manager, Sponsor and affiliates' experience in raising and investing funds.

										The Partnership		PPA
Group, LLC

Dollar Amount Offered:					Unlimited		**See Below
Dollar Amount Raised:								$2,200,000
Commencement of Offering:							April 2017
Length of Offering (months):							12 Months
Months to Invest 90% of the Amount Available for Investment: 			6 Months

**PPA Group, LLC Experience in Raising and Investing Funds:

PROPERTY:
Comanch
e
Newport
Club Creek
Midcrown
Cypres
s
Highlan
d
Water
Ridge
Sunridge
Dollar
Amount
Offered:


$2,700,0
00

$4,500,0
00

$11,100,
000

$1,945,0
00

$5,650,0
00

$4,743,6
25

$11,950,
100

$6,960,0
00
Dollar
Amount
Raised:


$2,780,0
00

$4,500,0
00

$11,641,
221

$2,500,0
00

$5,650,00
0

$3,945,00
0

$11,650,10
0

$6,960,000
Commencemen
t of
Offering:


02/25/20
15

09/15/20
15

10/8/201
5

09/5/201
6

09/21/201
6

02/23/20
17

03/31/201
7

06/21/201
7
Length of
Offering
(Months):



1 Month


0.50
Month


1 Month

1.25
Months


0.50
Month


1.5
Months


1 Month


0.25
Months
Months to
Invest 90%
of the
Amount
Available
for
Investment:



1 Month


Immediat
e


Immediat
e


Immediat
e


Immedia
te


Immedia
te


Immediat
e


Immediat
e


TABLE II
COMPENSATION TO THE SPONSOR/MANAGER

Table II sets forth the compensation paid to the Manager, Sponsor and affiliates from prior programs, all of which have been nonpublic. Since the Manager, Sponsor and affiliates have raised fewer than five programs (aside from the Partnership, the properties indicated below are individual purchases pursued by PPA Group, LLC not necessarily pursuing a common investment nucleus and therefore cannot comprehensively be considered an investment program), and since only the Partnership has an investment objectives similar to the REIT, information is provided on each prior program and closed in the three
(3) most recent years.  All figures are as of the May 2, 2018.


Casoro
Capital
Real
Estate
Fund I,
LP*
Comanche
Club
Creek
Newport
Midcrown
Cypres
s
Highland
Water
Ridge
Sunridge    Other
Programs
Dollar
Amount
Offered:

Unlimite
d

$2,700,0
00

$11,100,0
00

$4,500,00
0

$1,945,0
00

$5,650,0
00

$4,743,6
25

$11,950,100

$6,960,000
N/A
Dollar
Amount
Raised:

2,200,000

$2,780,000

$11,641,
221

$4,500,0
00

$2,500,0
00

$5,650,0
00

$3,945,0
00

$11,650,
100

$6,960,000
N/A
Amount paid
from
proceeds of
offering:

















Underwriting
Fees:
N/A
N/A
N/A
N/A
N/A
N/A
N/A
N/A
N/A
N/A
Equity Fees:
N/A
N/A
N/A
     N/A
N/A
         N/A
N/A
       N/A
N/A
N/A
Development
Fees:
N/A
N/A
N/A
     N/A
N/A
         N/A
N/A
       N/A
N/A
N/A
Acquisition
Fees:
N/A
N/A
N/A
N/A
N/A
N/A
N/A
N/A
N/A
N/A
Dollar
amount of
cash
generated
from
operations
before
deducting
payments to
sponsor:




($1,420,854)




($36,817
)




$3,618,9
80




$1,718,9
26




$441,87
1




$656,1
43




$308,2
46




$617,63
9




$813,864
N/A
Amount paid
to sponsor
from
operations:









Property
Management
Fees:

N/A

$118,816

$363,6
11

$266,879

$191,59
2

$89,04
8

$61,20
0

$103,52
0

$79,280
N/A
Asset
Management
Fees:

$17,20
0

N/A

$122,0
60

$79,07
6

$106,39
2

$27,54
7

$14,92
1

N/A

$11,199
N/A

Reimbursemen
ts:

N/A

N/A

N/A

N/A

N/A

N/A

N/A

N/A

N/A
N/A
Leasing
Commissions:

N/A

N/A

N/A

N/A

N/A

N/A

N/A

N/A

   N/A
N/A
Other:
N/A
N/A
N/A
N/A
N/A
N/A
N/A
N/A
N/A
N/A
Dollar
Amount of
Property
Sales and
Refinancing
before
deducting
payments to
Sponsor /
Manager:




N/A




N/A




N/A




N/A




N/A




N/A




N/A




N/A




N/A
N/A
Amount paid
to Sponsor /
Manager from
property
sales and
refinancing:

















Real Estate
Commissions:
N/A
N/A
N/A
N/A
N/A
N/A
N/A
N/A
N/A
N/A

Incentive
Fees:

N/A

N/A

N/A

N/A

N/A

N/A

N/A

N/A

N/A
N/A
Other:
N/A
N/A
N/A
N/A
N/A
N/A
N/A
N/A
N/A
N/A

*Casoro Capital Real Estate Fund I, LP is managed by its general partner, Casoro Capital Partners, LLC, the Sponsor of the REIT; the remaining properties indicated on this Table II are managed by PPA Group, LLC, an affiliate of the Sponsor and Manager of the REIT.

TABLE III
OPERATING RESULTS OF PRIOR PROGRAMS
Table III sets forth the operating results of the Partnership and PPA Group, LLC, non-public prior programs. The Partnership pursues an investment strategy similar to that of the REIT; PPA Group, LLC does not. Such operating results are provided for programs closed in the five (5) most recent years. Investors should further read the narrative description of the Partnership and the PPA Group, LLC found at the beginning of this Appendix II.

The Partnership

BALANCE SHEET (GAAP)
Inception (Apr 2017) through Mar 2018
ASSETS:


Current Assets



Bank:
Other Receivables:
Property Invest Dist.
Received:
Property Investments:
Total Current Assets:

TOTAL ASSETS:
$299,167.18
$8,600
($24,295.64)
$2,175,000
$2,458,471.52

$2,458,471.54

LIABILITI
ES &
EQUITY:

LIABILITIES
   Current Liabilities
      Notes Payable
Total Liabilities:

EQUITY
Contribution:
Investor Distribution:
Retained Earnings:
Net Income
Total Equity:


TOTAL LIABILITIES AND
EQUITY:



$61.25
$61.25


$2,520,000
($81,370.95)
$31,181.24
($11,400)
$2,458,410.29

$2,458,471.54




Cash Flow Statement
Inception (Apr 2017) through Mar 2018

Cash Flow from Operating Activities
Net Income:
Adjustment to Reconcile Net Income to
Net Cash from Operations
    Other Receivables:
   Property Invest Dist Received:
   Property Investments:
   Net Cash Provided by Operating
Activities:

Cash Flow from Financing Activities
  Contribution:
  Investor Distribution:
Net Cash from Financing Activities:


Net Cash increase for Period:
Cash at Beginning of Period:
Cash at end of Period:


$19,821.34

(8,600.00)
$24,295.64
$(2,175,000.00)
($2,139,483.02)


$800,000.00
($81,370.95)
$718,629.05


($1,420,853.97)
$1,720,021.15
$299,167.18

Addition
al
Informat
ion:

Distributions (Through Q4 2017) per
$1,000 Invested:
Value per $1,000 Invested (As of
March 2018):
Cash Flow from Operations Vs. Total
Distributions:

$ 70. 73
$ 1,000
97%


Income Statement
Inception (Apr 2017) through Mar 2018

Period to
Date
Revenue
  Income (Loan Fee):
  Total Income:

$45,183.33
$45,183.33
Expenses
  Bank Service Charge:
  Dues and Subscriptions:
  Fund Expenses (Administration):
  Management Fee:
  Marketing:
Professional Fees:
  Total Expenses:

Net Ordinary Income:
Net Income:


$97.39
$264.60
$5,000.00
$17,200.00
$800.000
$2,000.00
$25,361.99

$19,821.34
$19,821.34



PROPERTIES OF THE PPA GROUP, LLC
COMANCHE:
BALANCE SHEET (GAAP)
as of Mar 2018
ASSETS:

Current Assets
Operating Cash:

$94,314

Bank:
Petty Cash:
Accounts Receivable -
tenant:
Other Accounts
Receivable:
Prepaid Insurance:
Tax Escrow:
Total Current Assets:
$7,667
$500
$16,818
$20,558
$3,679
$69,282
$212,818


Real Estate Assets:
Land:
Building:
Construction Cost:
Hard Cost:
Total Construction
Cost:

Total Capital
Improvements:
Total Real Estate
Assets:

Other Assets:
Deferred Financing
Costs:
Depreciation Deferred
Acquisition Cost:
Total Other Assets:

TOTAL ASSETS:

$700,000
$12,856,208

-$39,209
-$39,209

$35,041
$13,552,040


$311,553
-$22,606
$288, 947
$14,053,804
LIABILITI
ES &
EQUITY:
LIABILITIES
Current Liabilities
Accounts Payable:
Accrued Expenses:
Accrued Real Estate
Taxes:
Tenant Security
Deposits:
Prepaid Rents:
Other Deposits:
Key Deposit:
Total Current
Liabilities:

Long Term Liabilities:
1st Mortgage Loan-
Principle:
Other Note Payable:
Total Long Term
Liabilities:

Total Liabilities:

EQUITY
Contributions:
Retained Earnings
(Prior Years):
Retained Earnings
(Current Earnings):
Total Equity:

TOTAL LIABILITIES AND
EQUITY:


$36,346
$28
$101,620
$6,000
$5,655
$5,600
-$1,600
$153,650


$10,568,320
$35,000
$10,603,320

$10,756,969


$3,530,000
-$311,720
$78,555
$3,296,835

$14,053,804


Cash Flow Statement
Per ending Mar 2018 (12 Mo.)

Cash Flow from Operating Activities
Net Income/Loss:
Adjustment to Reconcile Net Income to
Net Cash from Operations
    Changes in Other Accounts
Affecting Operations
         Accounts Receivables:
    Other Accounts Receivables:
   Prepaid Insurance:
   Prepaid Taxes:
   Accounts Payable:
   Accrued Taxes:
   Accrued Expenses:
   Prepaid Rent:
   Security Deposits:
   Other Deposits:
  Total Changes in Other Accounts
Affecting Operations:
Cash Flow from Operating Activities:

Cash Flow from Investing Activities
  Tax Escrow:
  Capital Expenditures:
Cash Flow from Investing Activities:

Cash Flow from Financing Activities
  Deferred Financing Costs:
  Notes Payable:
  Mortgage Principle Payable:
  Contributions:
Cash Flow from Financing Activities:

Increase/Decrease in Total Cash and
Equivalents:
Cash and Cash Equivalents, Beginning
Cash Balance
Cash and Cash Equivalents, Ending
Balance:



(268,228.40)


($16,818.08)
($20,557.70)
($3,679.36)
       ---
$36,346.18
$101,620.43
$28.20
$5,654.91
$4,400.00
$5,600.00
$112,594.58
($155,633.82)


($69,281.70)
($13,552,039.65)
($13,621,321.35)


($288,946.76)
$70,063.31
$10,568,319.52
$3,530,000.00
$13,879,436.07

$102,480.90
     ---
$102,480.90


Addition
al
Informat
ion:

Distributions (Through Q4 2017) per
$1,000 Invested:
Value per $1,000 Invested (As of
March 2018):
Cash Flow from Operations Vs. Total
Distributions:

$  ---
$2,062.41
N/A




Income Statement
Inception through Mar 2018

Period to
Date
%
Year to
Date
%
Revenue
  Net Rental Income:
Total Other Income:
  Total Income:

$1,882,472.28
$216,533.24
$2,099,005.52

0.00
0.00
0.00

$1,882,472.
28
$216,533.24
$2,099,005.
52

0.0
0
0.0
0
0.0
0
Operating Expenses
  Payroll Expenses:
  Administrative Expenses:
  Advertising/Marketing Expenses:
  Repairs / Maintenance:
  Contract Services Expenses:
  Total Unit Preparation
Expenses:
  Total Utilities Expenses:
  Management Fees:
  Total Taxes / Licenses
Expenses:
Total Insurance
Expenses:
  Total Operating Expenses:
  Net Operating Income:
  Total Debt Service:

  Net Income:

  Total Partnership Expenses:
  Net Partnership Income:

  Total Capital Replacement:

  TOTAL NET INCOME:

$281,646.80
$56,357.23
$96,770.64
$19,739.29
$53,220.44
$15,446.73
$209,061.84
$113,734.83
$784,575.05
$78,552.12
$1,709,124.97

$389,880.55
$623,600.14

-$233,719.59

$34,508.81
-$268,228.40

$35,040.62

-$303,269.02

0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00

0.00
0.00

0.00

0.00
0.00

0.00

0.00

$281,646.80
$56,357.23
$96,770.64
$19,739.29
$53,220.44
$15,446.73
$209,061.84
$113,734.83
$784,575.05
$78,552.12
$1,709,124.
97

$389,880.55
$623,600.14

-
$233,719.59

$34,508.81
-
$268,228.40

$35,040.62

-
$303,269.02

0.0
0
0.0
0
0.0
0
0.0
0
0.0
0
0.0
0
0.0
0
0.0
0
0.0
0
0.0
0
0.0
0

0.0
0
0.0
0

0.0
0

0.0
0
0.0
0

0.0
0

0.0
0


  NEWPORT:
BALANCE SHEET (GAAP)
as of Mar 2018
ASSETS:

Current Assets
Operating Cash:

$260,864.50

Bank:
Petty Cash:
Accounts Receivable -
tenant:
Other Accounts
Receivable:
Replacement Reserves
Escrow:
Utility Deposits:
Prepaid Insurance:
Tax Escrow:
Insurance Escrow:
Other Escrow:
Capital Improvement
Reserve:
Total Current Assets:
$2,147.27
$500.00
$11,902.34
$12,090.98
$25,667.77
$31,330.00
$86,459.30
$105,038.39
$5,855.57
$125,960.00
$75,062.14
$745,098.69


Real Estate Assets:
Short - Life 5 Year
Assets
Land:
Building:

Total Capital
Improvements:
Total Capital
Renovations:

Total Real Estate
Assets:

Other Assets:
Deferred Financing
Costs:
Refinancing Costs:
Deferred Acquisition
Cost:
Total Other Assets:

TOTAL ASSETS:

$2,559.19
$16,680,000.00
$4,170,000.00

$318,325.62
$1,172,298.29

$22,343,183.10


$561,128.97
$392,360.14
$419,411.76
$1,372,900.87


$24,461,182.66
LIABILITI
ES &
EQUITY:
LIABILITIES
Current Liabilities
Accounts Payable:
Accrued Expenses:
Accrued Real Estate
Taxes:
Tenant Security
Deposits:
Prepaid Rents:
Other Liabilities:
Tenant SecDep Refund:
Other Deposits:
Key Deposit:
Total Current
Liabilities:
Long Term Liabilities:
1st Mortgage Loan-
Principle:
Total Long Term
Liabilities:

Total Liabilities:






EQUITY
Contributions:
Distributions:
Year End adjustments:
Retained Earnings
(Prior Years):
Retained Earnings
(Current Earnings):
Total Equity:


TOTAL LIABILITIES AND
EQUITY:


$34,548.45
$434.00
$97251.72
$6,230.01
$5,956.63
$8,275.00
$2,271.70
$4,950.00
-$1,600
$163,317.51

$19,830,000.00
$19,830,000.00

$19,993,317.51







$4,325,000.00
-$1,207,663.92
-$3,127.00
$1,209,972.73
$143,683.34
$4,467,865.15

$24,461,182.66

Cash Flow Statement
Per ending Mar 2018 (12 Mo)

Cash Flow from Operating Activities
Net Income/Loss:
Adjustment to Reconcile Net Income to
Net Cash from Operations
    Changes in Other Accounts
Affecting Operations
         Accounts Receivables:
    Other Accounts Receivables:
   Utility Deposits:
   Prepaid Insurance:
   Prepaid Expenses:
   Accounts Payable:
   Accrued Expenses:
   Accrued Real Estate Taxes:
   Accrued Other:
   Prepaid Rent:
   Security Deposits:
   Other Liabilities:
  Total Changes in Other Accounts
Affecting Operations:
Cash Flow from Operating Activities:

Cash Flow from Investing Activities
  Replacement Reserve Escrow:
  Tax Escrow:
  Insurance Escrow:
  Capital Improvements Reserve:
  Other Escrow:
  Capital Expenditures:
Cash Flow from Investing Activities:

Cash Flow from Financing Activities
  Deferred Financing Costs:
  Notes Payable:
  Year End Adjustments:
  Contributions / Distributions:
Cash Flow from Financing Activities:

Increase/Decrease in Total Cash and
Equivalents:
Cash and Cash Equivalents, Beginning
Cash Balance
Cash and Cash Equivalents, Ending
Balance:



$1,353,656.07


($11,902.34)
($12,090.98)
($31,330.00)
($86,459.30)
($2,220.43)
$34,548.45
$434.00
$97,251.72
$5,000.00
$5,956.63
$11,851.71
$8,275.00
$19,314.46
$1,372,970.53


($25,667.77)
($105,038.39)
($5,855.57)
($75,062.14)
($125,960.00)
($22,343,183.
10)
($22,680,766.
97)


($1,372,900.8
7)
$19,830,000.0
0
($3,127.00)
$3,117,336.08
$21,571,308.2
1

$263,511.77
     ---
$263,511.77


Addition
al
Informat
ion:

Distributions (Through Q4 2017) per
$1,000 Invested:
Value per $1,000 Invested (As of
March 2018):
Cash Flow from Operations Vs. Total
Distributions:

$ 266.89
$1,384.11
88%


Income Statement
Inception through Mar 2018

Period to
Date
%
Year to
Date
%
Revenue
  Net Rental Income:
Total Other Income:
  Total Income:

$6,846,057.31
$859,442.42
$7,705,499.73

0.00
0.00
0.00

$6,846,057.
31
$859,442.42
$7,705,499.
73

0.0
0
0.0
0
0.0
0
Operating Expenses
  Payroll Expenses:
  Administrative Expenses:
  Advertising/Marketing Expenses:
  Repairs / Maintenance:
  Contract Services Expenses:
  Total Unit Preparation
Expenses:
  Total Utilities Expenses:
  Management Fees:
  Total Taxes / Licenses
Expenses:
Total Insurance
Expenses:
  Total Operating Expenses:

  Net Operating Income:
  Total Debt Service:

  Net Income:

  Total Partnership Expenses:
  Net Partnership Income:

  Total Capital Replacement:
  Total Capital Renovations:

  TOTAL NET INCOME:

$803,853.92
$175,059.11
$90,909.99
$123,017.95
$135,867.44
$202,274.15
$785,263.97
$257,490.58
$1,094,415.80
$251,243.00
$3,919,395.91

$3,786,103.82
$2,324,043.84

$1,353,656.07

$108,403.91
$1,353,656.07

$320,884.81
$1,171,947.56

-$139,176.30

0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00

0.00
0.00

0.00

0.00
0.00

0.00
0.00

0.00

$803,853.92
$175,059.11
$90,909.99
$123,017.95
$135,867.44
$202,274.15
$785,263.97
$257,490.58
$1,094,415.
80
$251,243.00
$3,919,395.
91

$3,786,103.
82
$2,324,043.
84

$1,353,656.
07

$108,403.91
$1,353,656.
07

$320,884.81
$1,171,947.
56

-
$139,176.30

0.0
0
0.0
0
0.0
0
0.0
0
0.0
0
0.0
0
0.0
0
0.0
0
0.0
0
0.0
0
0.0
0

0.0
0
0.0
0

0.0
0

0.0
0
0.0
0

0.0
0
0.0
0

0.0
0


  CLUB CREEK:
BALANCE SHEET (GAAP)
as of Jan 2018
ASSETS:

Current Assets
Operating Cash:

$429,123.10

Petty Cash:
Cash-Check Request:
Accounts Receivable -
tenant:
Other Accounts
Receivable:
Replacement Reserves
Escrow:
Utility Deposits:
Prepaid Insurance:
Tax Escrow:
Insurance Escrow:
Other Escrow:
Capital Improvement
Reserve:
Total Current Assets:
$1,250.00
-$0.01
$29,284.98
$20,218.56
$42,895.55
$48,545.71
$6,664.35
$26,657.31
$57,885.07
$44,858.60
$4,539.56
$711,649.78


Real Estate Assets:
Short - Life 5 Year
Assets
Land:
Building:

Total Capital
Improvements:
Total Capital
Renovations:

Total Real Estate
Assets:

Other Assets:
Deferred Financing
Costs:
Deferred Acquisition
Cost:
Total Other Assets:

TOTAL ASSETS:

$872.20
$6,945,000.00
$27,780,000.00

$674,615.16
$2,583,722.94

$37,984,210.30


$816,813.01
$225,462.00
$1,042,275.01


$39,738,135.09

LIABILITI
ES &
EQUITY:

LIABILITIES
Current Liabilities
Accounts Payable:
Accrued Expenses:
Accrued Real Estate
Taxes:
Tenant Security
Deposits:
Prepaid Rents:
Other Liabilities:
Tenant SecDep Refund:
Other Deposits:
Key Deposit:
Total Current
Liabilities:

Long Term Liabilities:
1st Mortgage Loan-
Principle:
Total Long Term
Liabilities:

Total Liabilities:





EQUITY
Contributions:
Contributions B:
Distributions:
Distributions B:
Year End adjustments:
Retained Earnings
(Prior Years):
Retained Earnings
(Current Earnings):
Total Equity:


TOTAL LIABILITIES AND
EQUITY:



$198,985.28
$5,631.07
$69,817.00
$23,055.00
$18,049.01
-$250.00
-$2351.51
$5,055.00
-$1,200.00
$316,790.85


$27,742,859.01
$27,742,859.01

$28,059,649.86






$8,916,781.76
$2,229,194.93
-$1,874,189.44
-$231,394.88
-$847.08
$2,556,579.70
$82,360.24
$11,678,485.23

$39,738,135.09


Cash Flow Statement
Per ending Mar 2018 (12 Mo)

Cash Flow from Operating Activities
Net Income/Loss:
Adjustment to Reconcile Net Income to
Net Cash from Operations
    Changes in Other Accounts
Affecting Operations
         Accounts Receivables:
   Utility Deposits:
   Prepaid Insurance:
   Accounts Payable:
   Accrued Expenses:
   Accrued Real Estate Taxes:
   Prepaid Rent:
   Security Deposits:
   Other Liabilities:
   Other Deposits:
  Total Changes in Other Accounts
Affecting Operations:
Cash Flow from Operating Activities:

Cash Flow from Investing Activities
  Replacement Reserve Escrow:
  Tax Escrow:
  Insurance Escrow:
  Capital Improvements Reserve:
  Capital Expenditures:
Cash Flow from Investing Activities:

Cash Flow from Financing Activities
  Deferred Acquisition Costs:
  Mortgage Principal Payable:
  Contributions / Distributions:
Cash Flow from Financing Activities:

Increase/Decrease in Total Cash and
Equivalents:
Cash and Cash Equivalents, Beginning
Cash Balance
Cash and Cash Equivalents, Ending
Balance:



$948,716.88


($4,291.20)
$30.29
($29,654.54)
$70,580.85
$1,532.68
$67,905.00
$2,751.68
$6,820.01
($250.00)
$19,314.46
$3,400.00
$1,067,541.65


($6,674.69)
($57,685.90)
($2,391.07)
($20,925.78)
 ($12,343,398.89)
($12,431,076.33)


($380,824.95)
$8,762,684.60
$3,048,852.66
$11,430,712.31

$67,177.63
     ---
$67,177.63


Addition
al
Informat
ion:

Distributions (Through Q4 2017) per
$1,000 Invested:
Value per $1,000 Invested (As of
March 2018):
Cash Flow from Operations Vs. Total
Distributions:

$253.34
$1,733.76
67%



Income Statement
Inception through Mar 2018

Period to Date
%
Year to Date
%
Revenue
  Net Rental Income:
Total Other
Income:
  Total Income:

$10,342,469.37
$1,854,436.86
$12,196,906.23

0.00
0.00
0.00

$10,342,469.37
$1,854,436.86
$12,196,906.23

0.00
0.00
0.00
Operating Expenses
  Payroll Expenses:
  Administrative
Expenses:
  Advertising/Marketing
Expenses:
  Repairs / Maintenance:
  Contract Services
Expenses:
  Total Unit Preparation
Expenses:
  Total Utilities
Expenses:
  Management Fees:
  Total Taxes / Licenses
Expenses:
Total
Insurance
Expenses:
  Total Operating
Expenses:

  Net Operating Income:
  Total Debt Service:

  Net Income:

  Total Partnership
Expenses:
  Net Partnership
Income:

  Total Capital
Replacement:
  Total Capital
Renovations:

  TOTAL NET INCOME:

$1,461,787.30
$222,523.93
$209,748.88
$209,226.99
$363,826.11
$281,749.06
$1,685,834.52
$350,080.88
$1,894,567.63
$334,027.96
$7,013,373.26

$5,183,532.97
$2,220,541.45

$2,962,991.52

$136,557.27
$2,826,434.25

$736,611.78
$2,596,245.72

-$506,423.25

0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00

0.00
0.00

0.00

0.00
0.00

0.00
0.00

0.00

$1,461,787.30
$222,523.93
$209,748.88
$209,226.99
$363,826.11
$281,749.06
$1,685,834.52
$350,080.88
$1,894,567.63
$334,027.96
$7,013,373.26

$5,183,532.97
$2,220,541.45

$2,962,991.52

$136,557.27
$2,826,434.25

$736,611.78
$2,596,245.72

-$506,423.25

0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00

0.00
0.00

0.00

0.00
0.00

0.00
0.00

0.00


  MIDCROWN:
BALANCE SHEET (GAAP)
as of Mar 2018
ASSETS:

Current Assets
Operating Cash:

$50,445.52

Bank:
Petty Cash:
Accounts Receivable -
tenant:
Other Accounts
Receivable:
Replacement Reserves
Escrow:
Other Deposits:
Prepaid Insurance:
Tax Escrow:
Insurance Escrow:
Other Escrow:
Insurance Recovery:
Capital Improvement
Reserve:
Total Current Assets:
$71.84
$500.00
$82,527.16
$907.37
$11,305.98
$5.17
$24,466.87
$54,993.65
$3,349.29
$100,007.81
-$11,028.67
$221,231.33
$538,783.32


Real Estate Assets:
Short - Life 5 Year
Assets
Land:
Building:

Total Capital
Improvements:
Total Capital
Renovations:

Total Real Estate
Assets:

Other Assets:
Deferred Financing
Costs:
Refinancing Costs:
Deferred Acquisition
Cost:
Total Other Assets:

TOTAL ASSETS:

$3,102.99
$1,360,000.00
$5,440,000.00

$309,226.03
$2,327,120.06

$9,439,449.08


$272,930.14
$31,467.19
$200,000.00
$504,397.33


$10,482,629.73

LIABILITI
ES &
EQUITY:

LIABILITIES
Current Liabilities
Accounts Payable:
Accrued Expenses:
Accrued Real Estate
Taxes:
Accrued Insurance:
Tenant Security
Deposits:
Prepaid Rents:
Tenant SecDep Refund:
Other Deposits:
Total Current
Liabilities:

Long Term Liabilities:
1st Mortgage Loan-
Principle:
Notes Payable:
Total Long Term
Liabilities:

Total Liabilities:



EQUITY
Contributions:
Distributions:
Retained Earnings
(Prior Years):
Retained Earnings
(Current Earnings):
Total Equity:


TOTAL LIABILITIES AND
EQUITY:



$388,184.17
$4,954.44
$34,120.56
$1,048.66
$2,025.00
$7,224.71
$-$70.27
$2,185.00
$163,317.51


$7,553,420.00
$323,750.00
$7,877,170.00

$8,316,842.27




$2,500,000.00
-$135,306.20
-$135,306.20
-$15,500.59
$2,165,787.46

$10,482,629.73


Cash Flow Statement
Per ending Mar 2018 (12 Mo)

Cash Flow from Operating Activities
Net Income/Loss:
Adjustment to Reconcile Net Income to
Net Cash from Operations
    Changes in Other Accounts
Affecting Operations
         Accounts Receivables:
    Other Accounts Receivables:
   Prepaid Insurance:
   Other Deposits:
   Insurance Recovery:
   Accounts Payable:
   Accrued Expenses:
   Accrued Real Estate Taxes:
   Prepaid Rent:
   Security Deposits:
   Accrued Insurance:
  Total Changes in Other Accounts
Affecting Operations:
Cash Flow from Operating Activities:

Cash Flow from Investing Activities
  Replacement Reserve Escrow:
  Tax Escrow:
  Insurance Escrow:
  Capital Improvements Reserve:
  Other Escrow:
  Capital Expenditures:
Cash Flow from Investing Activities:

Cash Flow from Financing Activities
  Deferred Financing Costs:
  Notes Payable:
  Mortgage Loans:
  Contributions / Distributions:
Cash Flow from Financing Activities:

Increase/Decrease in Total Cash and
Equivalents:
Cash and Cash Equivalents, Beginning
Cash Balance
Cash and Cash Equivalents, Ending
Balance:



($198,906.34)


($82,527.16)
($907.37)
 ($24,466.87)
($5.17)
$11,028.67
$388,184.17
$ 4,954.44
$ 34,120.56
$ 7,224.71
$ 4,139.73
$ 1,048.66
$  342,794.37
$ 143,888.03


($11,305.98)
($54,993.65)
($3,349.29)
($221,231.33)
($100,007.81)
($9,439,449.08)
($9,830,337.14)


($504,397.33)
$ 323,750.00
$7,553,420.00
$2,364,693.80
$9,737,466.47

$51,017.36
     ---
$51,017.36


Addition
al
Informat
ion:

Distributions (Through Q4 2017) per
$1,000 Invested:
Value per $1,000 Invested (As of
March 2018):
Cash Flow from Operations Vs. Total
Distributions:

$ 54.12
$2,042.76
94%



Income Statement
Inception through Mar 2018

Period to
Date
%
Year to Date
%
Revenue
  Net Rental Income:
Total Other
Income:
  Total Income:

$4,303,732.5
4
$1,333,488.8
4
$5,637,221.3
8

0.00
0.00
0.00

$4,303,732.54
$1,333,488.84
$5,637,221.38

0.00
0.00
0.00
Operating Expenses
  Payroll Expenses:
  Administrative Expenses:
  Advertising/Marketing
Expenses:
  Repairs / Maintenance:
  Contract Services
Expenses:
  Total Unit Preparation
Expenses:
  Total Utilities
Expenses:
  Management Fees:
  Total Taxes / Licenses
Expenses:
Total Insurance
Expenses:
  Total Operating
Expenses:

  Net Operating Income:
  Total Debt Service:

  Net Income:

  Total Partnership
Expenses:
  Net Partnership Income:

  Total Capital
Replacement:
  Total Capital
Renovations:
  Total Non-Capital
Renovations:
  TOTAL NET INCOME:

$905,610.08
$159,903.67
$141,493.43
$87,058.69
$243,412.53
$113,926.92
$1,198,834.1
4
$185,879.89
$647,080.49
$232,861.37
$3,916,061.2
1

$1,721,160.1
7
$1,629,528.4
4

$91,631.73

$285,881.80
-$194,250.07

$312,329.02
$2,327,120.0
6
$4,656.27
-
$2,838,355.4
2

0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00

0.00
0.00

0.00

0.00
0.00

0.00
0.00
0.00
0.00

$905,610.08
$159,903.67
$141,493.43
$87,058.69
$243,412.53
$113,926.92
$1,198,834.14
$185,879.89
$647,080.49
$232,861.37
$3,916,061.21

$1,721,160.17
$1,629,528.44

$91,631.73

$285,881.80
-$194,250.07

$312,329.02
$2,327,120.06
$4,656.27
-$2,838,355.42

0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00

0.00
0.00

0.00

0.00
0.00

0.00
0.00
0.00
0.00


  CYPRESS:
BALANCE SHEET (GAAP)
as of Mar 2018
ASSETS:

Current Assets
Operating Cash:

$67,262.00

Petty Cash:
Accounts Receivable -
tenant:
Other Accounts
Receivable:
Replacement Reserves
Escrow:
Utility Deposits:
Prepaid Insurance:
Tax Escrow:
Insurance Escrow:
Other Escrow:
Total Current Assets:
$500.00
$6,855.00
$5,538.00
$56,688.00
$17,500.00
$68,772.00
$55,036.00
$19,278.00
$272,820.00
$570,248.00


Real Estate Assets:
Short - Life 5 Year
Assets
Land:
Building:

Total Capital
Improvements:
Total Capital
Renovations:

Total Real Estate
Assets:

Other Assets:
Deferred Financing
Costs:
Deferred Acquisition
Cost:
Total Other Assets:

TOTAL ASSETS:

$2,676.00
$2,610,000.00
$10,440,000.0
0

$94,470.00
$1,286,333.00

$14,433,479.0
0


$183,702.00
$352,001.00
$535,702.00


$15,539,429.00

LIABILITI
ES &
EQUITY:

LIABILITIES
Current Liabilities
Accounts Payable:
Accrued Expenses:
Accrued Real Estate
Taxes:
Tenant Security
Deposits:
Prepaid Rents:
Other Liabilities:
Tenant SecDep Refund:
Other Deposits:
Total Current
Liabilities:

Long Term Liabilities:
1st Mortgage Loan-
Principle:
Notes Payable:
Total Long Term
Liabilities:

Total Liabilities:







EQUITY
Contributions:
Distributions:
Retained Earnings
(Prior Years):
Retained Earnings
(Current Earnings):
Total Equity:


TOTAL LIABILITIES AND
EQUITY:



$99,983.00
$1,856.00
$103,905.00
$13,555.00
$11,338.00
$43,088.00
$1,398.00
$1,550.00
$267,672.00


$9,563,737.00
$0
$9,563,737.00

$9,831,409.00








$5,650,000.00
-$312,520.00
$311,459.00
$59,081.00
$5,708,020.00

$15,539,429.0
0


Cash Flow Statement
Per ending Mar 2018 (12 Mo)

Cash Flow from Operating Activities
Net Income/Loss:
Adjustment to Reconcile Net Income to
Net Cash from Operations
    Changes in Other Accounts
Affecting Operations
         Accounts Receivables:
    Other Accounts Receivables:
   Utility Deposits:
   Prepaid Insurance:
   Accounts Payable:
   Accrued Expenses:
   Accrued Real Estate Taxes:
   Prepaid Rent:
   Security Deposits:
   Other Deposits:
   Other Liabilities:
  Total Changes in Other Accounts
Affecting Operations:
Cash Flow from Operating Activities:

Cash Flow from Investing Activities
  Replacement Reserve Escrow:
  Tax Escrow:
  Insurance Escrow:
  Other Escrow:
  Capital Expenditures:
Cash Flow from Investing Activities:

Cash Flow from Financing Activities
  Deferred Acquisition Costs:
  Mortgage Principal Payable:
  Contributions / Distributions:
Cash Flow from Financing Activities:

Increase/Decrease in Total Cash and
Equivalents:
Cash and Cash Equivalents, Beginning
Cash Balance
Cash and Cash Equivalents, Ending
Balance:



$370,540.23


($6,854.77)
($5,537.61)
($17,500.00)
($68,772.46)
$ 99,982.87
$ 1,855.75
$ 103,905.26
$ 11,338.16
$ 14,952.48
$1,550.00
$34,087.88
$169,007.56
$539,547.79


($56,687.86)
($55,035.94)
($19,277.87)
($272,819.96)
($14,433,478.
53)
($14,837,300.
16)


($535,702.25)
$
9,563,736.52
$
5,337,480.00
$
14,365,514.27

$67,761.90
     ---
$67,761.90


Addition
al
Informat
ion:

Distributions (Through Q4 2017) per
$1,000 Invested:
Value per $1,000 Invested (As of
March 2018):
Cash Flow from Operations Vs. Total
Distributions:

$ 55.31
$1,689.58
58%





Income Statement
Inception through Mar 2018

Period to
Date
%
Year to
Date
%
Revenue
  Net Rental Income:
Total Other Income:
  Total Income:

$2,607,593.63
$284,701.25
$2,892,294.88

0.00
0.00
0.00

$2,607,593.
63
$284,701.25
$2,892,294.
88

0.0
0
0.0
0
0.0
0
Operating Expenses
  Payroll Expenses:
  Administrative Expenses:
  Advertising/Marketing Expenses:
  Repairs / Maintenance:
  Contract Services Expenses:
  Total Unit Preparation
Expenses:
  Total Utilities Expenses:
  Management Fees:
  Total Taxes / Licenses
Expenses:
Total Insurance
Expenses:
  Total Operating Expenses:

  Net Operating Income:
  Total Debt Service:

  Net Income:

  Total Partnership Expenses:
  Net Partnership Income:

  Total Capital Replacement:
  Total Capital Renovations:

  TOTAL NET INCOME:

$478,826.98
$74,950.30
$74,459.59
$56,638.56
$144,236.23
$72,511.21
$242,429.60
$82,930.27
$556,052.27
$129,828.92
$1,912,863.93

$979,430.95
$555,977.33

$423,453.62

$52,913.39
$370,540.23

$97,145.48
$1,286,333.05

-
$1,012,938.30

0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00

0.00
0.00

0.00

0.00
0.00

0.00
0.00

0.00

$478,826.98
$74,950.30
$74,459.59
$56,638.56
$144,236.23
$72,511.21
$242,429.60
$82,930.27
$556,052.27
$129,828.92
$1,912,863.
93

$979,430.95
$555,977.33

$423,453.62

$52,913.39
$370,540.23

$97,145.48
$1,286,333.
05

-
$1,012,938.
30

0.0
0
0.0
0
0.0
0
0.0
0
0.0
0
0.0
0
0.0
0
0.0
0
0.0
0
0.0
0
0.0
0

0.0
0
0.0
0

0.0
0

0.0
0
0.0
0

0.0
0
0.0
0

0.0
0


  HIGHLAND:
BALANCE SHEET (GAAP)
as of Mar 2018
ASSETS:

Current Assets
Operating Cash:
Bank:

$28,889.00
$6,760.00

Petty Cash:
Accounts Receivable -
tenant:
Other Accounts
Receivable:
Notes Receivable:
Replacement Reserves
Escrow:
Utility Deposits:
Prepaid Insurance:
Prepaid Expense Other:
Tax Escrow:
Insurance Escrow:
Other Escrow:
Debt Service Holdback:
Capital Improvements
Reserve:
Total Current Assets:
$500.00
-$25,790.00
$5,378.00
$11.00
$36,201.00
$20,000.00
$64,689.00
$1,330.00
$50,186.00
$19,484.00
$46,476.00
$77,050.00
$886,996.00
$1,218,160.00


Real Estate Assets:
Short - Life 5 Year
Assets
Land:
Building:

Total Capital
Improvements:
Total Capital
Renovations:

Total Real Estate
Assets:

Other Assets:
Deferred Financing
Costs:
Deferred Acquisition
Cost:
Total Other Assets:

TOTAL ASSETS:

$3,077.00
$2,340,000.00
$9,360,000.00

$119,186.00
$1,007,697.00

$12,829,960.00


$426,491.00
$492,213.00
$918,704.00


$14,966,824.00

LIABILITI
ES &
EQUITY:

LIABILITIES
Current Liabilities
Accounts Payable:
Accrued Expenses:
Accrued Real Estate
Taxes:
Accrued Other:
Tenant Security
Deposits:
Prepaid Rents:
Other Liabilities:
Tenant SecDep Refund:
Other Deposits:
Total Current
Liabilities:

Long Term Liabilities:
1st Mortgage Loan-
Principle:
Notes Payable:
Other Note Payable:
Total Long Term
Liabilities:

Total Liabilities:
EQUITY
Contributions:
Distributions:
Year-end Adjustments:
Retained Earnings
(Prior Years):
Retained Earnings
(Current Earnings):
Total Equity:


TOTAL LIABILITIES AND
EQUITY:



$436,316.00
-$42,052.00
$54,387.00
$3,000.00
$14,976.00
$3,787.00
$363.00
$1,570.00
$200.00
$472,546.00


$9,700,000.00
$9,500.00
$500
$9,710,000.00

$10,182,546.00

$5,050,000.00
-$90,000.00
-$919.00
-$97,653.00
-$77,150.00
$4,784,278.00

$14,966,824.00


Cash Flow Statement
Per ending Mar 2018 (12 Mo)

Cash Flow from Operating Activities
Net Income/Loss:
Adjustment to Reconcile Net Income to
Net Cash from Operations
    Changes in Other Accounts
Affecting Operations
         Accounts Receivables:
    Other Accounts Receivables:
   Utility Deposits:
   Prepaid Insurance:
   Accounts Payable:
   Accrued Expenses:
   Accrued Real Estate Taxes:
   Prepaid Rent:
   Security Deposits:
   Other Deposits:
   Other Liabilities:
  Total Changes in Other Accounts
Affecting Operations:
Cash Flow from Operating Activities:

Cash Flow from Investing Activities
  Replacement Reserve Escrow:
  Tax Escrow:
  Insurance Escrow:
  Other Escrow:
  Debt Service Holdback:
  Capital Improvement Reserves:
  Capital Expenditures:
Cash Flow from Investing Activities:

Cash Flow from Financing Activities
  Deferred Acquisition Costs:
  Notes Payable:
  Year-End Adjustments:
  Contributions / Distributions:
Cash Flow from Financing Activities:

Increase/Decrease in Total Cash and
Equivalents:
Cash and Cash Equivalents, Beginning
Cash Balance
Cash and Cash Equivalents, Ending
Balance:



($174,803.09)


($25,789.61)
($5,388.40)
($20,000.00)
($64,689.15)
$ 436,316.01
($ 39,052.46)
$ 54,387.00
$ 3,786.82
$ 16,545.50
$ 200.00
$363.12
$406,927.70
$232,124.61


($36,201.15)
($50,186.11)
($19,483.82)
($46,475.56)
($77,049.84)
($886,996.44)
($12,829,959.
89)
($13,946,352.
81)


($918,704.28)
$
9,710,000.00
$ 918.99
$
4,959,999.98
$
13,750,376,71

$36,148.51
     ---
$36,148.51


Addition
al
Informat
ion:

Distributions (Through Q4 2017) per
$1,000 Invested:
Value per $1,000 Invested (As of
March 2018):
Cash Flow from Operations Vs. Total
Distributions:

$ 22.81
$1,297.74
39%


Income Statement
Inception through Mar 2018

Period to Date
%
Year to Date
%
Revenue
  Net Rental Income:
Total Other
Income:
  Total Income:

$1,286,336.70
$146,301.99
$1,533,079.12

0.00
0.00
0.00

$1,286,336.70
$146,301.99
$1,533,079.12

0.00
0.00
0.00
Operating Expenses
  Payroll Expenses:
  Administrative Expenses:
  Advertising/Marketing
Expenses:
  Repairs / Maintenance:
  Contract Services
Expenses:
  Total Unit Preparation
Expenses:
  Total Utilities Expenses:
  Management Fees:
  Total Taxes / Licenses
Expenses:
Total Insurance
Expenses:
  Total Operating Expenses:

  Net Operating Income:
  Total Debt Service:

  Net Income:

  Total Partnership
Expenses:
  Net Partnership Income:

  Total Capital Replacement:
  Total Capital Renovations:
  Total non-Capital
Renovations:

  TOTAL NET INCOME:

$273,127.24
$56,259.22
$41,718.06
$36,985.77
$46,325.95
$58,894.91
$209,970.44
$56,100.00
$278,021.49
$88,998.94
$1,146,402.02

$386,677.10
$523,634.55

-$136,957.45

$15,038.59
-$151,996.04

$122,262.76
$1,007,697.13
$22,807.05

-$1,304,762,98

0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00

0.00
0.00

0.00

0.00
0.00

0.00
0.00
0.00

0.00

$273,127.24
$56,259.22
$41,718.06
$36,985.77
$46,325.95
$58,894.91
$209,970.44
$56,100.00
$278,021.49
$88,998.94
$1,146,402.02

$386,677.10
$523,634.55

-$136,957.45

$15,038.59
-$151,996.04

$122,262.76
$1,007,697.13
$22,807.05

-
$1,304,762,98

0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00

0.00
0.00

0.00

0.00
0.00

0.00
0.00
0.00

0.00


  WATER RIDGE:
BALANCE SHEET (GAAP)
as of May 2018
ASSETS:

Current Assets
Operating Cash:

$60,857.39

Bank:
Petty Cash:
Cash-Check Request
Accounts Receivable -
tenant:
Other Accounts
Receivable:
Notes Receivable:
Replacement Reserves
Escrow:
Utility Deposits
Prepaid Insurance:
Prepaid Expenses Other:
Tax Escrow:
Insurance Escrow:
Insurance Recovery:
Total Current Assets:
$758,862.13
$700.00
$700.00
$6,132.13
$416.00
$3,395.00
$36,230.88
$45,970.00
$87,360.81
$2,683.39
$148,068.93
$500,000.00
$-564,694.52
$1,086,732.14


Real Estate Assets:
Land:
Building:

Total Capital
Improvements:
Total Capital
Renovations:

Total Real Estate
Assets:

Other Assets:
Deferred Financing
Costs:
Deferred Acquisition
Cost:
Total Other Assets:

TOTAL ASSETS:

$7,786,760.00
$31,147,040.00

$237,827.27
$1,008,692.54

$40,180,319.81


$1,193,305.07
$403,159.46
$1,596,464.53


$42,863,516.48

LIABILITI
ES &
EQUITY:

LIABILITIES
Current Liabilities
Accounts Payable:
Accrued Expenses:
Accrued Real Estate
Taxes:
Tenant Security
Deposits:
Prepaid Rents:
Other Liabilities:
Tenant SecDep Refund:
Other Deposits:
Capital Expense
Payables:
Total Current
Liabilities:

Long Term Liabilities:
1st Mortgage Loan-
Principle:
Total Long Term
Liabilities:

Total Liabilities:




EQUITY
Contributions:
Distributions:
Retained Earnings
(Prior Years):
Retained Earnings
(Current Earnings):
Total Equity:


TOTAL LIABILITIES AND
EQUITY:



$402,762.39
$17,284.84
$244,166.97
$53,118.64
$4,415,17
$50,146.43
$-3,784.14
$2,205.00
$6,044.75
$776,360.05


$30,450,000.00
$30,450,000.00

$31,226,360.05





$11,950,000.00
$-193,164.38
$-24,956.74
$-94,722.45
$11,637,156.43

$42,83,516.48


Cash Flow Statement
Per ending May 2018

Cash Flow from Operating Activities
Net Income/Loss:
Adjustment to Reconcile Net Income to
Net Cash from Operations
    Changes in Other Accounts
Affecting Operations
         Accounts Receivables:
   Other Accounts Receivables:
   Utility Deposits:
   Prepaid Insurance:
   Prepaid Expenses:
   Accounts Payable:
   Accrued Expenses:
   Prepaid Rent:
   Security Deposits:
   Other Liabilities:
  Total Changes in Other Accounts
Affecting Operations:
Cash Flow from Operating Activities:

Cash Flow from Investing Activities
  Replacement Escrow:
  Tax Escrow:
  Insurance Escrow:
  Insurance Recovery:
  Capital Expenditures:
Cash Flow from Investing Activities:

Cash Flow from Financing Activities
  Deferred Financing Costs:
  Mortgage Principal Payable:
  Contributions / Distributions:
Cash Flow from Financing Activities:

Increase/Decrease in Total Cash and
Equivalents:
Cash and Cash Equivalents, Beginning
Cash Balance
Cash and Cash Equivalents, Ending
Balance:



 ($119,679.19)


($6,132.13)
($416.00)
($45,970.00)
($87,360.81)
($2,683.39)
$408,807.14
$17,284.84
$4,415.17
$51,539.50
$50,146.43
$633,797.72
$514,188.53


($36,230.88)
($148,068.93)
($500,000.00)
$561,299.52
($40,180,319.81)
($40,303,320.10)


($1,596,464.53)
$30,450,000.00
$11,756,835.62
$40,610,371.09

$821,169.52
     ---
$821,169.52


Addition
al
Informat
ion:

Distributions (Through Q4 2017) per
$1,000 Invested:
Value per $1,000 Invested (As of
March 2018):
Cash Flow from Operations Vs. Total
Distributions:

$ 16.58
$1,680.33
38%






Income Statement
Inception through May 2018

Period to Date
%
Year to Date
%
Revenue
  Net Rental Income:
Total Other
Income:
  Total Income:

$3,824,292.96
$350,383.21
$4,174,676.17

0.00
0.00
0.00

$3,824,292.96
$350,383.21
$4,174,676.17

0.00
0.00
0.00
Operating Expenses
  Payroll Expenses:
  Administrative Expenses:
  Advertising/Marketing
Expenses:
  Repairs / Maintenance:
  Contract Services
Expenses:
  Total Unit Preparation
Expenses:
  Total Utilities Expenses:
  Management Fees:
  Total Taxes / Licenses
Expenses:
Total Insurance
Expenses:
  Total Operating Expenses:

  Net Operating Income:
  Total Debt Service:

  Net Income:

  Total Partnership
Expenses:
  Net Partnership Income:

  Total Non-Capital
Renovation Expense:
  Total Capital Replacement:
  Total Capital Renovations:

  TOTAL NET INCOME:

$395,729.42
$98,501.26
$59,162.02
$79,344.06
$75,754.45
$143,993.63
$293,691.74
$94,611.19
$1,080,866.24
$129,061.42
$2,453,767.16

$1,720,909.01
$1,788,091.65

$-67,182.64

$7,150.43
$-74,333.07

$45,346.12
$237,827.27
$1,008,692.54

-$1,336,199.00

0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00

0.00
0.00

0.00

0.00
0.00

0.00
0.00
0.00

0.00

$395,729.42
$98,501.26
$59,162.02
$79,344.06
$75,754.45
$143,993.63
$293,691.74
$94,611.19
$1,080,866.24
$129,061.42
$2,453,767.16

$1,720,909.01
$1,788,091.65

$-67,182.64

$7,150.43
$-74,333.07

$45,346.12
$237,827.27
$1,008,692.54

-
$1,336,199.00

0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00

0.00
0.00

0.00

0.00
0.00

0.00
0.00
0.00

0.00




  SUNRIDGE:
BALANCE SHEET (GAAP)
as of Mar 2018
ASSETS:

Current Assets
Operating Cash:

$338,021.13

Petty Cash:
Accounts Receivable -
tenant:
Other Accounts
Receivable:
Replacement Reserves
Escrow:
Prepaid Insurance:
Prepaid Expense Other:
Tax Escrow:
Insurance Escrow:
Other Escrow:
Notes Receivable:
Capital Improvements
Reserve:
Total Current Assets:
$500.00
-$538.69
$1.059.50
$49,444.70
$56,427.90
$3,491.45
$73,932.55
$36,138.15
$377,429.94
$14,058.09
$200,008.59
$1,149,973.31

Real Estate Assets:
Land:
Building:

Total Capital
Improvements:
Total Capital
Renovations:

Total Real Estate
Assets:

Other Assets:
Deferred Financing
Costs:
Deferred Acquisition
Cost:
Total Other Assets:

TOTAL ASSETS:

$3,410,000.00
$13,640,000.00

$35,964.95
$1,097,237.31

$18,183,202.26


$307,239.91
$508,715.00
$815,954.91


$20,149,130.48

LIABILITI
ES &
EQUITY:

LIABILITIES
Current Liabilities
Accounts Payable:
Accrued Expenses:
Accrued Real Estate
Taxes:
Accrued Other:
Tenant Security
Deposits:
Prepaid Rents:
Tenant SecDep Refund:
Other Deposits:
Total Current
Liabilities:

Long Term Liabilities:
1st Mortgage Loan-
Principle:
Total Long Term
Liabilities:
Total Liabilities:

EQUITY
Contributions:
Distributions:
Retained Earnings
(Prior Years):
Retained Earnings
(Current Earnings):
Total Equity:

TOTAL LIABILITIES AND
EQUITY:



$20,502.83
$1,672.35
$101,622.34
-$325.52
$20,277.78
$5,101.19
$773.21
-$590.00
$149,034.18


$13,640,000.00
$13,640,000.00
$13,789,034.18


$6,180,750.00
-$455,444.01
$461,995.03
$172,795.28
$6,360,096.30

$20,149,130.48

Cash Flow Statement
Per ending Mar 2018 (12 Mo)

Cash Flow from Operating Activities
Net Income/Loss:
Adjustment to Reconcile Net Income to
Net Cash from Operations
    Changes in Other Accounts
Affecting Operations
         Accounts Receivables:
    Other Accounts Receivables:
   Prepaid Insurance:
   Prepaid Expenses:
   Accounts Payable:
   Accrued Expenses:
   Accrued Real Estate Taxes:
   Prepaid Rent:
   Security Deposits:
   Other Deposits:
  Total Changes in Other Accounts
Affecting Operations:
Cash Flow from Operating Activities:

Cash Flow from Investing Activities
  Replacement Reserve Escrow:
  Tax Escrow:
  Insurance Escrow:
  Other Escrow:
  Capital Improvement Reserves:
  Capital Expenditures:
Cash Flow from Investing Activities:

Cash Flow from Financing Activities
  Deferred Acquisition Costs:
  Mortgage Principal Payable:
  Note Receivable:
  Contributions / Distributions:
Cash Flow from Financing Activities:

Increase/Decrease in Total Cash and
Equivalents:
Cash and Cash Equivalents, Beginning
Cash Balance
Cash and Cash Equivalents, Ending
Balance:



$634,790.31


$538.69
($1,059.50)
 ($56,427.90)
($3,491.45)
$ 20,502.83
$ 1,346.83
$ 101,622.34
$ 5,101.19
$ 21,050.99
($ 590.00)
$  88,594.02
$ 723,384.33


($49,444.70)
($73,932.55)
($36,138.15)
($377,429.94)
 ($200,008.59)
($18,183,202.26)
($18,920,156.19)


($815,954.91)
$ 13,640,000.00
($ 14,058.09)
$ 5,725,305.99
$ 18,535,292.99

$338,521.13
     ---
$338,521.13


Addition
al
Informat
ion:

Distributions (Through Q4 2017) per
$1,000 Invested:
Value per $1,000 Invested (As of
March 2018):
Cash Flow from Operations Vs. Total
Distributions:

$ 65.44
$2,367.91
63%




Income Statement
Inception through Mar 2018

Period to
Date
%
Year to Date
%
Revenue
  Net Rental Income:
Total Other Income:
  Total Income:

$1,774,937.11
$206,550.10
$1,981,487.21

0.00
0.00
0.00

$1,774,937.11
$206,550.10
$1,981,487.21

0.00
0.00
0.00
Operating Expenses
  Payroll Expenses:
  Administrative Expenses:
  Advertising/Marketing
Expenses:
  Repairs / Maintenance:
  Contract Services Expenses:
  Total Unit Preparation
Expenses:
  Total Utilities Expenses:
  Management Fees:
  Total Taxes / Licenses
Expenses:
Total Insurance
Expenses:
  Total Operating Expenses:

  Net Operating Income:
  Total Debt Service:

  Net Income:

  Total Partnership Expenses:
  Net Partnership Income:

  Total Capital Replacement:
  Total Capital Renovations:
  Total non-Capital
Renovations:

  TOTAL NET INCOME:

$248,124.38
$63,063.40
$29,230.86
$29,984.72
$49,924.48
$32,463.10
$154,266.38
$69,674.94
$212,587.67
$61,072.26
$950,392.19

$1,031,095.02
$370,720.04

$660,374.98

$20,625.17
$639,749.81

$35,964.95
$1,097,237.31
$4,959.50

-$498,411.95

0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00

0.00
0.00

0.00

0.00
0.00

0.00
0.00
0.00

0.00

$248,124.38
$63,063.40
$29,230.86
$29,984.72
$49,924.48
$32,463.10
$154,266.38
$69,674.94
$212,587.67
$61,072.26
$950,392.19

$1,031,095.02
$370,720.04

$660,374.98

$20,625.17
$639,749.81

$35,964.95
$1,097,237.31
$4,959.50

-$498,411.95

0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00

0.00
0.00

0.00

0.00
0.00

0.00
0.00
0.00

0.00


  TIERRA:
BALANCE SHEET (GAAP)
as of May 2018
ASSETS:

Current Assets
Operating Cash:

$-25,737.54

Bank:
Utility Deposits
Prepaid Insurance:
Total Current Assets:
$-31,786,26
$4,494.44
$37,370.38
$-15,658,98


Real Estate Assets:
Short - Life 5 Year
Assets
Accum Deprec - Land
Improvements:

Total Capital
Improvements:
Total Capital
Renovations:

Total Real Estate
Assets:

Other Assets:
Deferred Financing
Costs:
Deferred Acquisition
Cost:
Total Other Assets:

TOTAL ASSETS:

$1,500.99
$303.04

$558,486.94
$1,243,812.22

$1,803,547.72


$167,808.91
$505,739.58
$673,548.49


$2,461,437.23

LIABILITI
ES &
EQUITY:

LIABILITIES
Current Liabilities
Accounts Payable:
Prepaid Rents:
Total Current
Liabilities:

Long Term Liabilities:
Notes Payable
Total Long Term
Liabilities:


Total Liabilities:

EQUITY
Contributions:
Distributions:
Retained Earnings
(Current Earnings):
Total Equity:


TOTAL LIABILITIES AND
EQUITY:



$-24,917.60
$3,089.00
$-21,828.90


$-20,600.15
$-20,600.15


$-42,429.05


$3,870,000.00
$-
8,088,125.20
$6,721,991.48
$2,503,866.28

$2,461,437.23




Cash Flow Statement
Per ending May 2018

Cash Flow from Operating Activities
Net Income/Loss:
Adjustment to Reconcile Net Income to
Net Cash from Operations
    Changes in Other Accounts
Affecting Operations
   Prepaid Insurance:
   Accounts Payable:
   Prepaid Rent:
  Total Changes in Other Accounts
Affecting Operations:
Cash Flow from Operating Activities:

Cash Flow from Investing Activities
  Capital Expenditures:
Cash Flow from Investing Activities:

Cash Flow from Financing Activities
  Deferred Financing Costs:
  Contributions / Distributions:
Cash Flow from Financing Activities:

Increase/Decrease in Total Cash and
Equivalents:
Cash and Cash Equivalents, Beginning
Cash Balance
Cash and Cash Equivalents, Ending
Balance:




$6,713,555.15


($37,370.38)
 ($6,200.90)
$2,002.00
 ($41,569.28)
$6,671,985.87


($1,803,547.7
2)
($1,803,547.7
2)


($673,548.49)
($4,218,125.2
0)
($4,891,673.6
9)

($23,235.54)
     ---
($23,235.54)


Addition
al
Informat
ion:

Distributions (Through Q4 2017) per
$1,000 Invested:
Value per $1,000 Invested (As of
March 2018):
Cash Flow from Operations Vs. Total
Distributions:

$ 1,769.20
$1,769.20
102%


Income Statement
Inception through May 2018

Period to Date
%
Year to Date
%
Revenue
  Net Rental Income:
Total Reimbursed
Income:
Total Other
Income:
  Total Income:

$4,492,995.70
$192.15
$6,726,622.31
$11,219,810.16

0.00
0.00
0.00
0.00

$4,492,995.70
$192.15
$6,726,622.31
$11,219,810.1
6

0.00
0.00
0.00
0.00
Operating Expenses
  Payroll Expenses:
  Administrative Expenses:
  Advertising/Marketing
Expenses:
  Repairs / Maintenance:
  Contract Services
Expenses:
  Total Unit Preparation
Expenses:
  Total Utilities
Expenses:
  Management Fees:
  Total Taxes / Licenses
Expenses:
Total Insurance
Expenses:
  Total Operating
Expenses:
  Net Operating Income:
  Total Debt Service:

  Net Income:

  Total Partnership
Expenses:
  Net Partnership Income:

  Total Capital
Replacement:
  Total Capital
Renovations:

  TOTAL NET INCOME:

$711,971.95
$191,200.77
$52,599.51
$175,084.44
$150,056.74
$270,560.91
$737,582.26
$198,071.59
$662,057.71
$146,939.27
$3,296,125.15
$7,923,685.01
$993,969.11

$6,929,715.90

$216,160.75
$6,713,555.15

$559,432.46
$1,227,939.67

$4,926,183.02

0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00

0.00

0.00
0.00

0.00
0.00

0.00

$711,971.95
$191,200.77
$52,599.51
$175,084.44
$150,056.74
$270,560.91
$737,582.26
$198,071.59
$662,057.71
$146,939.27
$3,296,125.15
$7,923,685.01
$993,969.11

$6,929,715.90

$216,160.75
$6,713,555.15

$559,432.46
$1,227,939.67

$4,926,183.02

0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00

0.00

0.00
0.00

0.00
0.00

0.00

  SUNRIDGE:
BALANCE SHEET (GAAP)
as of May 2018
ASSETS:


Current Assets
Operating Cash:


$-5,670.09

Total Current Assets:
$-5,670.09

Real Estate Assets:
Short - Life 5 Year
Assets
Furniture and Office
Equipment

Total Capital
Improvements:
Total Capital
Renovations:

Total Real Estate
Assets:

Other Assets:
Deferred Financing
Costs:
Total Other Assets:

TOTAL ASSETS:

$1,500.99
$6,317.05

$2,112,945.64
$11,600.00

$2,132,363.68


$151,651.04
$151,651.04


$2,278,344.63

LIABILITI
ES &
EQUITY:

LIABILITIES


Total Liabilities:

EQUITY
Contributions:
Distributions:
Retained Earnings
(Prior Years):
Retained Earnings
(Current Earnings):

Total Equity:


TOTAL LIABILITIES AND
EQUITY:




$0


$1,842,188.56
-$15,300,619.85
$4,822,573.58
$10,914,202.34

$2,278,344.63


$2,278,344.63




Cash Flow Statement
Per ending May 2018

Cash Flow from Operating Activities
Net Income/Loss:
Adjustment to Reconcile Net Income to
Net Cash from Operations
    Changes in Other Accounts
Affecting Operations
   Accounts Payable:
  Total Changes in Other Accounts
Affecting Operations:
Cash Flow from Operating Activities:

Cash Flow from Investing Activities
  Capital Expenditures:
Cash Flow from Investing Activities:

Cash Flow from Financing Activities
      Balance Sheet Adjustments
  Deferred Financing/Acquisition
Costs:
  Contributions / Distributions:
Cash Flow from Financing Activities:

Increase/Decrease in Total Cash and
Equivalents:
Cash and Cash Equivalents, Beginning
Cash Balance
Cash and Cash Equivalents, Ending
Balance:



 $14,908,570.88


($61,247.68)
($61,247.68)
$14,847,323.20


($2,132,363.68)
($2,132,363.68)


$889,452.72
($151,651.04)
($13,458,431.29)
($12,720,629.61)

($5,670.09)
     ---
($5,670.09)


Addition
al
Informat
ion:

Distributions (Through Q4 2017) per
$1,000 Invested:
Value per $1,000 Invested (As of
March 2018):
Cash Flow from Operations Vs. Total
Distributions:

$ 8,476.80
$8,476.80
103%




Income Statement
Inception through May 2018

Period to Date
%
Year to Date
%
Revenue
  Net Rental Income:
Total Reimbursed
Income:
Total Other
Income:
  Total Income:

$15,279,533.38
$3,322.64
$12,532,204.35
$27,818,284.25

0.00
0.00
0.00
0.00

$15,279,533.38
$3,223.88
$12,532,204.35
$27,818,284.25

0.00
0.00
0.00
0.00
Operating Expenses
  Payroll Expenses:
  Administrative Expenses:
  Advertising/Marketing
Expenses:
  Repairs / Maintenance:
  Contract Services
Expenses:
  Total Unit Preparation
Expenses:
  Total Utilities
Expenses:
  Management Fees:
  Total Taxes / Licenses
Expenses:
Total Insurance
Expenses:
  Total Operating
Expenses:

  Net Operating Income:
  Total Debt Service:

  Net Income:

  Total Partnership
Expenses:
  Net Partnership Income:

  Total Capital
Replacement:
  Total Capital
Renovations:

  TOTAL NET INCOME:

$2,706,919.74
$566,048.03
$103,416.43
$417,049.43
$553,337.84
$763,899.80
$2,124,397.84
$670,951.59
$1,393,442.38
$558,923.04
$9,858,386.12

$17,959,898.13
$2,697,212.83

$15,262,685.30

$354,314.42
$14,908,370.88

$2,120,763,68
$11,600.00

$12,714,759.52

0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00

0.00
0.00

0.00

0.00
0.00

0.00
0.00

0.00

$2,706,919.74
$566,048.03
$103,416.43
$417,049.43
$553,337.84
$763,899.80
$2,124,397.84
$670,951.59
$1,393,442.38
$558,923.04
$9,858,386.12

$17,959,898.13
$2,697,212.83

$15,262,685.30

$354,314.42
$14,908,370.88

$2,120,763,68
$11,600.00

$12,714,759.52

0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00

0.00
0.00

0.00

0.00
0.00

0.00
0.00

0.00


  AR. FARMS:
BALANCE SHEET (GAAP)
as of Mar 2018
ASSETS:

Current Assets
Operating Cash:

$338,021.13

Petty Cash:
Accounts Receivable -
tenant:
Other Accounts
Receivable:
Replacement Reserves
Escrow:
Prepaid Insurance:
Prepaid Expense Other:
Tax Escrow:
Insurance Escrow:
Other Escrow:
Notes Receivable:
Capital Improvements
Reserve:
Total Current Assets:
$500.00
-$538.69
$1.059.50
$49,444.70
$56,427.90
$3,491.45
$73,932.55
$36,138.15
$377,429.94
$14,058.09
$200,008.59
$1,149,973.31


Real Estate Assets:
Land:
Building:

Total Capital
Improvements:
Total Capital
Renovations:

Total Real Estate
Assets:

Other Assets:
Deferred Financing
Costs:
Deferred Acquisition
Cost:
Total Other Assets:
TOTAL ASSETS:

$3,410,000.00
$13,640,000.00

$35,964.95
$1,097,237.31

$18,183,202.26


$307,239.91
$508,715.00
$815,954.91
$20,149,130.48

LIABILITI
ES &
EQUITY:

LIABILITIES
Current Liabilities
Accounts Payable:
Accrued Expenses:
Accrued Real Estate
Taxes:
Accrued Other:
Tenant Security
Deposits:
Prepaid Rents:
Tenant SecDep Refund:
Other Deposits:
Total Current
Liabilities:
Long Term Liabilities:
1st Mortgage Loan-
Principle:
Total Long Term
Liabilities:
Total Liabilities:

EQUITY
Contributions:
Distributions:
Retained Earnings
(Prior Years):
Retained Earnings
(Current Earnings):
Total Equity:


TOTAL LIABILITIES AND
EQUITY:



$20,502.83
$1,672.35
$101,622.34
-$325.52
$20,277.78
$5,101.19
$773.21
-$590.00
$149,034.18

$13,640,000.00
$13,640,000.00
$13,789,034.18


$6,180,750.00
-$455,444.01
$461,995.03
$172,795.28
$6,360,096.30

$20,149,130.48

Cash Flow Statement
Per ending Mar 2018 (12 Mo)

Cash Flow from Operating Activities
Net Income/Loss:
Adjustment to Reconcile Net Income to
Net Cash from Operations
    Changes in Other Accounts
Affecting Operations
         Accounts Receivables:
    Other Accounts Receivables:
   Prepaid Insurance:
   Prepaid Expenses:
   Accounts Payable:
   Accrued Expenses:
   Accrued Real Estate Taxes:
   Prepaid Rent:
   Security Deposits:
   Other Deposits:
  Total Changes in Other Accounts
Affecting Operations:
Cash Flow from Operating Activities:

Cash Flow from Investing Activities
  Replacement Reserve Escrow:
  Tax Escrow:
  Insurance Escrow:
  Other Escrow:
  Capital Improvement Reserves:
  Capital Expenditures:
Cash Flow from Investing Activities:

Cash Flow from Financing Activities
  Deferred Acquisition Costs:
  Mortgage Principal Payable:
  Note Receivable:
  Contributions / Distributions:
Cash Flow from Financing Activities:

Increase/Decrease in Total Cash and
Equivalents:
Cash and Cash Equivalents, Beginning
Cash Balance
Cash and Cash Equivalents, Ending
Balance:



$634,790.31


$538.69
($1,059.50)
 ($56,427.90)
($3,491.45)
$ 20,502.83
$ 1,346.83
$ 101,622.34
$ 5,101.19
$ 21,050.99
($ 590.00)
$  88,594.02
$ 723,384.33


($49,444.70)
($73,932.55)
($36,138.15)
($377,429.94)
 ($200,008.59)
($18,183,202.26
)
($18,920,156.19
)


($815,954.91)
$ 13,640,000.00
($ 14,058.09)
$ 5,725,305.99
$ 18,535,292.99

$338,521.13
     ---
$338,521.13


Addition
al
Informat
ion:

Distributions (Through Q4 2017) per
$1,000 Invested:
Value per $1,000 Invested (As of
March 2018):
Cash Flow from Operations Vs. Total
Distributions:

$ 65.44
$2,367.91
63%




Income Statement
Inception through Mar 2018

Period to
Date
%
Year to Date
%
Revenue
  Net Rental Income:
Total Other Income:
  Total Income:

$1,774,937.11
$206,550.10
$1,981,487.21

0.00
0.00
0.00

$1,774,937.11
$206,550.10
$1,981,487.21

0.00
0.00
0.00
Operating Expenses
  Payroll Expenses:
  Administrative Expenses:
  Advertising/Marketing
Expenses:
  Repairs / Maintenance:
  Contract Services Expenses:
  Total Unit Preparation
Expenses:
  Total Utilities Expenses:
  Management Fees:
  Total Taxes / Licenses
Expenses:
Total Insurance
Expenses:
  Total Operating Expenses:

  Net Operating Income:
  Total Debt Service:

  Net Income:

  Total Partnership Expenses:
  Net Partnership Income:

  Total Capital Replacement:
  Total Capital Renovations:
  Total non-Capital
Renovations:

  TOTAL NET INCOME:

$248,124.38
$63,063.40
$29,230.86
$29,984.72
$49,924.48
$32,463.10
$154,266.38
$69,674.94
$212,587.67
$61,072.26
$950,392.19

$1,031,095.02
$370,720.04

$660,374.98

$20,625.17
$639,749.81

$35,964.95
$1,097,237.31
$4,959.50

-$498,411.95

0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00

0.00
0.00

0.00

0.00
0.00

0.00
0.00
0.00

0.00

$248,124.38
$63,063.40
$29,230.86
$29,984.72
$49,924.48
$32,463.10
$154,266.38
$69,674.94
$212,587.67
$61,072.26
$950,392.19

$1,031,095.02
$370,720.04

$660,374.98

$20,625.17
$639,749.81

$35,964.95
$1,097,237.31
$4,959.50

-$498,411.95

0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00

0.00
0.00

0.00

0.00
0.00

0.00
0.00
0.00

0.00





TABLE IV
RESULTS OF COMPLETED PROGRAMS
The Partnership has not completed operations. Four (4) of PPA Group, LLC's programs which have completed operations are outlined below. Such programs are non-public and have all completed operations within the last five (5) years.


Tierra
Kenton
Sun
Ar. Farms
Dollar
Amount
Raised:


$3,359,000

$2,294,318

$1,687,840

$1,215,000
Number of
Propertie
s
Purchased
:


1

1

1

1
Date of
Closing
of
Offering

11/1/2013

8/6/2008

5/31/2017


10/1/2008
Duration
of
Offering
(Months):



0.75 Months


8 Months


2 Months


4.75 Months
Date of
Final
Sale of
Property:


10/05/2016

12/21/2016

06/29/2017

12/29/2017
Aggregate
Raised
($):


$3,359,000

$2,294,318

$1,687,840

$1,215,000
Annualize
d Return
on
investmen
t:



30%


12%


28%


12%
Median
Annual
Leverage:

78%

83%

83%

80%



Compensation Received from such Completed Programs - Information on the compensation received by the PPA Group, LLC, an affiliate of the Manager and Sponsor, in connection with the disposed properties listed herein in Table IV is listed below:


Tierra
Kenton
Sun
Ar. Farms
Other Programs
Dollar
Amount
Offered:


$3,680,000

$2,590,000

$1,308,000

$1,226,872
N/A
Dollar
Amount
Raised:


$3,359,000

$2,294,318

$1,687,840

$1,215,000
N/A
Amount paid
from
proceeds of
offering:








Underwriting
Fees:
N/A
N/A
N/A
N/A
N/A
Acquisition
Fees:
$200,000
$651,000
N/A
N/A
N/A
Equity Fees:
N/A
N/A
N/A
N/A
N/A
Development
Fees:
N/A
N/A
N/A
N/A
N/A
Dollar
amount of
cash
generated
from
operations
before
deducting
payments to
sponsor:



$6,963,31
0



$7,574,740



$15,700,7
19



$4,513,686
N/A
Amount paid
to sponsor
from
operations:




Property
Management
Fees:

$198,072

$384,569

$670,952

$435,807
N/A
Asset
Management
Fee:
$93,253
$100,791
$182,444
$106,143
N/A
Reimbursemen
ts:
N/A
N/A
N/A
N/A
N/A
Leasing
Commissions:
N/A
N/A
N/A
N/A
N/A
Other:
N/A
N/A
N/A
N/A
N/A
Dollar
Amount of
Property
Sales and
Refinancing
before
deducting
payments to
Sponsor /
Manager:



$7,727,430



$5,528,429



$12,271,349



 $2,693,491
N/A
Amount paid
to Sponsor /
Manager from
property
sales and
refinancing:








Disposition
Fee:
N/A
$157,500
N/A
$87,600
N/A

Real Estate
Commissions:

N/A

N/A

N/A

N/A
N/A

Incentive
Fees:

N/A

N/A

N/A

N/A
N/A
Equity
Distribution
:
$862,457
$1,366,517
$2,059,589
$695.694
N/A

Other:

N/A

N/A

N/A

N/A
N/A




TABLE V
SALES OR DISPOSALS OF PROPERTIES
Table V sets forth summary information on the properties sold by the Sponsor, Manager and affiliates in prior programs, all of which have been nonpublic, and have all been disposed within the three (3) most recent years. Since the Sponsor, Manager and affiliates have raised fewer than five such programs, all prior programs' information are provided.

PPA Group, LLC




Selling Price, Net of Closing Costs and
GAAP Adjustments
Cost of Properties
Including Closing and Soft
Costs
Excess
(Deficienc
y) of
Property
Operating
Cash
Receipts
over Cash
Expenditur
es
Prope
rty
Date
Acqui
red
Date
of
Sale
Cash
Receive
d net
of
Closing
Costs
Mortg
age
balan
ce at
time
of
sale
Purchas
e Money
Mortgag
e taken
back by
program
Adjust
ment
result
ing
from
applic
ation
of
GAAP
Total
Original
Mortgage
Financin
g
Total
Acquisit
ion
Cost,
Capital
Improvem
ents and
soft
costs
Total

Tierr
a
11/1/2
013
10/5/20
16
    $14,535,
549

$6,808,1
19
$0
$0
$7,727,4
30
 $6,900,000
$3,110,3
05
$10,010,3
05
$4,525,24
4
Kenton
 8/6/200
8
12/21/2
016
$14,792,
989
$9,264,5
60
 $0
$0

$5,528,42
9
$8,676,500
$2,490,13
9
$11,166,6
39
$3,626,35
1
Sun
 5/31/20
07
6/29/20
17
$16,576,
574
$4,305,2
25
 $0
$0

$12,271,3
49
$5,050,000
$1,769,33
7
$6,819,33
6
$9,757,23
8
Ar.
Farm
s
 10/1/20
08
12/29/2
017
$8,250,8
18
$5,557,
327
 $0
$0
$2,693,49
1
$3,667,137
$1,056,2
61
$4,723,3
98
$3,527,42
1



Casoro Capital Real Estate Fund I, LP
    The Partnership has not sold or disposed of any properties during its existence. Please see Table III for the performance results of the Partnership for additional information on the Partnership's operations.












ITEM 1. Index to Exhibits

1.	Underwriting Agreement - Not Applicable

2.	Articles of Incorporation; Bylaws

3.	Shareholder Rights Agreement - Not Applicable

4.	Sample Subscription Agreement

5.	Voting Trust Agreement - Not Applicable

6.	Material Contracts - Management Agreement; Support Agreement

7.	Plan of Acquisition, Reorganization, Arrangement, Liquidation
  or Succession - Not Applicable

8.	Escrow Agreement

9.	Letter Re: Change in Certifying Accountant - Not Applicable

10.	Power of Attorney - Not Applicable

11.	Consent

12.	Counsel Opinion

13.	"Testing the Waters" Materials - Not Applicable

14.	Appointment of Agent for Service of Process - Not Applicable

15.	Additional Exhibits - Not Applicable